================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      Filed by the Registrant [X]
                      Filed by a Party other than the Registrant [ ]

                      Check the appropriate box:
                          [X]  Preliminary Proxy Statement
                          [ ]  Confidential, for Use of the Commission Only
                               (as permitted by Rule 14a-6(e)(2))
                          [ ]  Definitive Proxy Statement
                          [ ]   Definitive Additional Materials
                          [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
                          [ ]  Rule 14a-12

                         NORTHLAND CABLE PROPERTIES SIX
                               LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [ ]     No Fee Required
        [X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11

                            CALCULATION OF FILING FEE

======================================================================================================
                                                  PER UNIT PRICE OR
                                                   OTHER UNDERLYING
                                                       VALUE OF          PROPOSED
                                                     TRANSACTION         MAXIMUM
TITLE OF EACH CLASS OF      AGGREGATE NUMBER OF    COMPUTED PURSUANT     AGGREGATE
 SECURITIES TO WHICH        SECURITIES TO WHICH       TO EXCHANGE        VALUE OF
 TRANSACTION APPLIES:       TRANSACTION APPLIES:     ACT RULE 0-11:     TRANSACTION:    TOTAL FEE PAID
----------------------      --------------------  ------------------    ------------    --------------
L.P. UNITS                        29,784               $70,200            $70,200          $14,040
======================================================================================================


        [X]     Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid: $12,450 (December 21, 2000)
                                          1,590 (April 25, 2001)
                                        -------
                                        $14,040

        (2) Form, Schedule, or Registration Statement no.: Commission File No. 000-16063

        (3)     Filing Party: Registrant / Partnership

        (4)     Date Filed: December 21, 2000

================================================================================

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
                                PROXY STATEMENT


To our Limited Partners:                                           July 31, 2001



     This proxy statement solicits your vote for two separate proposals. The first proposal, if approved, will extend the term of Northland Cable Properties Six Limited Partnership ("NCP-Six") for six years until December 31, 2007. The second proposal, if approved, will authorize NCP-Six to sell all of its existing assets leading to the winding up of NCP-Six.



     NCP-Six's current debt of approximately $28,215,000 matures on September 30, 2001. NCP-Six's lenders have indicated they will not consider extending this credit facility, unless NCP-Six's term is extended. If the debt is not paid upon its maturity, the lenders could commence foreclosure actions against NCP-Six's assets. As a consequence, the general partners strongly recommend that you vote in favor of the proposed extension of NCP-Six's term regardless of whether you approve or disapprove of the proposed sale of NCP-Six's assets at this time. A vote in favor of extending NCP-Six's term is separate from the approval or disapproval of the proposed sale of NCP-Six's assets.



     Pursuant to the second proposal, if the requisite majority of limited partners approve the proposed sales and all conditions to closing are satisfied, NCP-Six will sell and distribute all of its cable television systems and other assets to three companies affiliated with its managing general partner, Northland Communications Corporation, in a series of asset sales which combined are valued at $70,200,000. Assuming the proposed sales to affiliates of the managing general partner described in this proxy statement are consummated, projected cash distributions to be made to the limited partners of NCP-Six over the life of NCP-Six (per $500 partnership unit) are as follows:



 PRIOR CASH      120 DAYS AFTER CLOSING    NON-RESIDENT    ONE YEAR AFTER CLOSING      TWO YEARS      THREE YEARS
DISTRIBUTIONS   THE PROPOSED TRANSACTION      TAX(1)      THE PROPOSED TRANSACTION   AFTER CLOSING   AFTER CLOSING   TOTAL
-------------   ------------------------   ------------   ------------------------   -------------   -------------   ------
    $128                  $599                 $55                  $221                 $147            $137        $1,287


-------------------------

(1) NCP-Six on behalf of its limited partners will pay a required non-resident state income tax resulting from the proposed transaction out of purchase price proceeds to the states of Mississippi, North Carolina and South Carolina in the aggregate amount of $55 per partnership unit.



THE AMOUNTS SET FORTH IN THE PRECEDING TABLE ARE PROVIDED ON A PRO FORMA BASIS AS OF MARCH 31, 2001, AND ARE BEING PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. IT IS CURRENTLY ANTICIPATED THAT THE PROPOSED SALES WILL CLOSE IN SEPTEMBER 2001. ACTUAL AMOUNTS WILL VARY FROM THESE PROJECTIONS. WHILE THE MANAGING GENERAL PARTNER ANTICIPATES THAT THE PROPOSED SALES WILL CLOSE, IF ONE OR MORE SALES ARE NOT CLOSED AS PLANNED, FUNDS AVAILABLE FOR NCP-SIX TO DISTRIBUTE TO ITS LIMITED PARTNERS WILL MATERIALLY DIFFER FROM THESE PROJECTIONS. (For details, see
"Projected Cash Available from Liquidation" on page   .)



     NCP-Six received offers to purchase NCP-Six's assets from various parties through a blind bid process, but the managing general partner is seeking approval for the sale of NCP-Six's assets to three companies that are affiliates of the managing general partner. The proposed sales thus give rise to certain conflicts of interest as discussed in greater detail in this proxy statement. As a result, the general partners of NCP-Six and their affiliates will abstain from voting on whether to approve the proposed sales. Only limited partners of NCP-Six not affiliated with the general partners will determine whether the proposed sales should be approved.



     This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies for use at a special meeting of limited partners to be held at 3:00 p.m., on September 11, 2001. The special meeting, and any postponements or adjournments, will be held at the offices of NCP-Six located at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101. Only limited partners of record as of June 30, 2001 will be entitled to notice of and to vote at the special meeting.



     THE PROPOSALS FOUND IN THIS PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSALS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION, CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



     YOU SHOULD MAKE YOUR DECISION ON THE PROPOSALS PRESENTED IN THIS DOCUMENT BASED ON THE INFORMATION PRESENTED IN THIS PROXY STATEMENT AS OPPOSED TO BASING YOUR DECISION ON PREVIOUSLY RECEIVED MATERIALS INCLUDING PRIOR CORRESPONDENCE FROM THE MANAGING GENERAL PARTNER. YOU ARE URGED TO CAREFULLY REVIEW THIS PROXY STATEMENT AND TO RETURN YOUR PROXY CARD PROMPTLY IN ORDER FOR IT TO BE RECEIVED BY THE MANAGING GENERAL PARTNER ON OR BEFORE SEPTEMBER 10, 2001.



     We are first mailing this proxy statement to limited partners on or about July 31, 2001.


                                        Sincerely,

                                        Northland Communications Corporation,
                                        managing general partner of NCP-Six

                                        By:
                                         ---------------------------------------

                                                  John S. Whetzell, CEO

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
                         1201 THIRD AVENUE, SUITE 3600
                           SEATTLE, WASHINGTON 98101

                 NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

                             ON SEPTEMBER 11, 2001



     A special meeting of the limited partners of Northland Cable Properties Six Limited Partnership will be held at the Washington Mutual Tower, 1201 Third Avenue, Suite 3600, Seattle, Washington, on September 11, 2001 at 3:00 p.m. local time. The meeting is called for the following purposes:


     1. To vote on an amendment to the NCP-Six partnership agreement extending the term of NCP-Six for an additional six years from December 31, 2001 to December 31, 2007 as further described in the accompanying proxy statement. The complete text of the proposed amendment to extend the term of the NCP-Six partnership agreement is attached as Exhibit C to the accompanying proxy statement.


     2. To vote on authorizing NCP-Six and its general partners to sell NCP-Six's assets as described in the accompanying proxy statement and to take all steps necessary to complete such proposed sales. The complete text of the proposed amendment to authorize the proposed sales is attached as Exhibit D to the accompanying proxy statement.


     3. To transact any other business that properly comes before the special meeting, including any adjournments or postponements of the meeting.


     Only limited partners of record as of June 30, 2001 are entitled to vote at the special meeting and any adjournments or postponements. Each proposal will be adopted if holders of a majority of the outstanding limited partnership units (not including units held by the general partners or their affiliates) vote to "APPROVE" the proposal. Limited partners are not entitled to dissenters' or appraisal rights under Washington law with respect to the approval and consummation of either of the proposals.



     THE GENERAL PARTNERS RECOMMEND THAT YOU VOTE TO "APPROVE" EXTENDING NCP-SIX'S TERM. THE GENERAL PARTNERS ALSO RECOMMEND THAT YOU VOTE TO "APPROVE" THE PROPOSED SALES. THE GENERAL PARTNERS HAVE SIGNIFICANT CONFLICTS OF INTEREST IN RECOMMENDING APPROVAL OF THE PROPOSED SALES BECAUSE THE THREE COMPANIES TO WHICH NCP-SIX'S ASSETS ARE PROPOSED TO BE SOLD ARE AFFILIATED WITH NORTHLAND COMMUNICATIONS CORPORATION, NCP-SIX'S MANAGING GENERAL PARTNER. THE GENERAL PARTNERS' CONFLICTS OF INTEREST ARE DESCRIBED IN GREATER DETAIL IN THE ACCOMPANYING PROXY STATEMENT. THE GENERAL PARTNERS URGE YOU TO READ THE FULL TEXT OF THE PROXY STATEMENT AND ITS EXHIBITS CAREFULLY BEFORE MAKING YOUR DECISION ON THESE PROPOSALS.


                                          Sincerely,

                                          Northland Communications Corporation,
                                          managing general partner of NCP-Six

                                          By:
                                            ------------------------------------

                                                   John S. Whetzell, CEO


Seattle, Washington

July 31, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................     1
  Extending the Term of NCP-Six -- Proposed Amendment No.
     1......................................................     2
  Risk Factors Pertaining to Extending the Term of
     NCP-Six................................................
  Selling NCP-Six's Assets -- Proposed Amendment No. 2......     2
  Federal Tax Consequences of the Proposed Sales............     6
  Conflicts of Interest of the Managing General Partner.....     6
  Conflict of Interest of the Administrative General
     Partner................................................     6
  The General Partners' Recommend Extending the Term of
     NCP-Six and Approving the
     Proposed Sales.........................................     7
  Fairness of the Proposed Sales............................     7
  Likely Consequences of Your Vote..........................     8
  Voting at the Special Meeting.............................     9
  You Do Not Have Dissenters' Rights........................     9
SUMMARY HISTORICAL FINANCIAL INFORMATION....................    10
THE SPECIAL MEETING.........................................    11
  Purpose of Special Meeting................................    11
  Record Date; Limited Partners Entitled to Vote at the
     Special Meeting........................................    11
  Quorum; Vote Required for Approval........................    11
  Use of Proxies at the Special Meeting.....................    11
  Revocation of Proxies.....................................    12
  Solicitation of Proxies...................................    12
EXTENDING THE TERM OF NCP-SIX...............................    13
  Background and Reasons for Extending the Term of
     NCP-Six................................................    13
  Risk Factors Pertaining to the Ongoing Operation of
     NCP-Six................................................    14
THE PROPOSED SALES..........................................    16
SPECIAL FACTORS OF THE PROPOSED SALES.......................    16
  Background of the Proposed Sales..........................    16
  History of NCP-Six........................................    16
  Chronology of Events Leading up to the Proposed Sales.....    18
     1999 Third-Party Bid Solicitation Process..............    20
     Northland Communications Corporation's 1999 Effort to
      Purchase All of NCP-Six's Assets......................    23
     Failure of Northland Communications Corporation's 1999
      Offer Due to Lack of Acceptable Financing.............    26
     2000 Third-Party Bid Solicitation Process..............    26
     Preparations for Sales to Bidder D and Northland
      Communications Corporation............................    29
  Reasons for the Proposed Sales............................    32
  Federal and State Income Tax Consequences of the Proposed
     Sales..................................................    34
  Tax Considerations........................................    34
  Tax Consequences of Disposition of the Assets and
     Liquidation of NCP-Six.................................    35
  Unrelated Business Taxable Income.........................    36
  Tax Consequences of a Decision Not to Sell................    36
  Other Tax Law Changes.....................................    37
  State Income Tax Considerations...........................    39
     North Carolina.........................................    39
     Mississippi............................................    39
     South Carolina.........................................    40
  Risk Factors Pertaining to the Proposed Sales.............    40
  Alternatives to the Proposed Sales........................    45

                                                              PAGE
                                                              ----
  Fairness of the Proposed Sales............................    45
     The General Partners' Belief as to Fairness............    45
     Material Factors Underlying Belief as to Fairness......    46
  Appraisal Process and Fairness Opinions; Summary of
     Reports................................................    49
     Daniels & Associates Appraisal.........................    50
     Communications Equity Associates Appraisal.............    53
     Houlihan Lokey Fairness Opinion........................    54
     Compensation and Material Relationships................    61
SPECIFIC TERMS OF THE PROPOSED SALES........................    63
  General Structure of the Proposed Sales...................    63
  Terms of Promissory Notes.................................    64
  Senior Debt of Northland Cable Networks LLC...............    65
  Senior Debt of Northland Communications Corporation.......    65
  Purchasers' Sources of Funds..............................    65
  Timing of Closings; Conditions to Completion of the
     Proposed Sales.........................................    67
  Distributions to General and Limited Partners.............    68
DISSOLUTION AND LIQUIDATION CONSEQUENCES OF THE PROPOSED
  SALES.....................................................    70
  Dissolution Procedures....................................    70
  Description of NCP-Six Liquidating Trust..................    70
PROJECTED CASH AVAILABLE FROM LIQUIDATION...................    71
PROJECTED AGGREGATE CASH AVAILABLE FOLLOWING CLOSING THE
  PROPOSED SALES............................................    72
INFORMATION ABOUT NCP-SIX...................................    77
  General...................................................    77
  Managing General Partner..................................    77
  NCP-Six's Business........................................    77
  NCP-Six Operating Systems.................................    78
     Starkville, Mississippi................................    78
     Philadelphia, Mississippi..............................    79
     Highlands, North Carolina..............................    79
     Barnwell, South Carolina...............................    79
     Bennettsville, South Carolina..........................    80
     Employees..............................................    80
     Customers..............................................    80
     Seasonality............................................    80
  NCP-Six's Competition.....................................    80
  Applicable Regulations and Legislation....................    80
     Summary................................................    80
     Cable Rate Regulation..................................    80
     Cable Entry Into Telecommunications....................    81
     Telephone Company Entry Into Cable Television..........    81
     Electric Utility Entry Into Telecommunications and
      Cable Television......................................    82
     Ownership Restrictions.................................    82
     Must Carry and Retransmission Consent..................    82
     Access Channels........................................    82
     Access to Programming..................................    83
     Inside Wiring; Subscriber Access.......................    83
     Other Applicable Regulations of the Federal
      Communications Commission.............................    83
     Copyright..............................................    84
     State and Local Regulation.............................    84
  Legal Proceedings.........................................    85

                                                              PAGE
                                                              ----
  NCP-Six's Management's Discussion and Analysis of
     Financial Condition and Results of Operations..........    85
     General................................................    85
     Results of Operations for Year 2000....................    86
     Results of Operations Year ended 1999..................    87
     Selected Quarterly Financial Data......................    88
     Liquidity and Capital Resources........................    88
     Capital Expenditures and Improvements..................    89
     Recent Acquisitions and Dispositions...................    90
MANAGEMENT AND BENEFICIAL OWNERSHIP OF NCP-SIX..............    90
  Management of NCP-Six.....................................    90
     Officers and Directors of Northland Communications
      Corporation...........................................    91
     Officers and Directors of FN Equities Joint Venture....    93
  Beneficial Ownership......................................    93
  Changes in Control........................................    94
FINANCIAL STATEMENTS........................................    95



EXHIBIT A  --   FORM OF PROXY CARD..........................................  A-1
EXHIBIT B  --   AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED
                PARTNERSHIP OF NORTHLAND CABLE PROPERTIES SIX LIMITED
                PARTNERSHIP.................................................  B-1
EXHIBIT C  --   FORM OF PROPOSED AMENDMENT NO. 1............................  C-1
EXHIBIT D  --   FORM OF PROPOSED AMENDMENT NO. 2............................  D-1
EXHIBIT E  --   NORTHLAND CABLE NETWORKS LLC ASSET PURCHASE AGREEMENT (RE:
                PURCHASE OF PHILADELPHIA AND STARKVILLE, MISSISSIPPI
                SYSTEMS.....................................................  E-1
EXHIBIT F  --   NORTHLAND CABLE NETWORKS LLC LETTER OF INTENT (RE: PURCHASE
                OF BENNETTSVILLE, SOUTH CAROLINA SYSTEM)....................  F-1
EXHIBIT G  --   NORTHLAND CABLE PROPERTIES, INC. ASSET PURCHASE AGREEMENT
                (RE: PURCHASE OF BARNWELL, SOUTH CAROLINA SYSTEM)...........  G-1
EXHIBIT H  --   NORTHLAND CABLE TELEVISION, INC. ASSET PURCHASE AGREEMENT
                (RE: PURCHASE OF HIGHLANDS, NORTH CAROLINA SYSTEM)..........  H-1
EXHIBIT I  --   NORTHLAND CABLE NETWORKS LLC PROMISSORY NOTE................  I-1
EXHIBIT J  --   NORTHLAND COMMUNICATIONS CORPORATION PROMISSORY NOTE NO. 1
                (RE: NORTHLAND CABLE PROPERTIES, INC. PURCHASE).............  J-1
EXHIBIT K  --   NORTHLAND COMMUNICATIONS CORPORATION PROMISSORY NOTE NO. 2
                (RE: NORTHLAND CABLE TELEVISION, INC. PURCHASE).............  K-1
EXHIBIT L  --   APPRAISAL OF DANIELS & ASSOCIATES...........................  L-1
EXHIBIT M  --   APPRAISAL OF COMMUNICATIONS EQUITY ASSOCIATES...............  M-1
EXHIBIT N  --   FAIRNESS OPINION OF HOULIHAN LOKEY..........................  N-1
EXHIBIT O  --   NCP-SIX LIQUIDATING TRUST AGREEMENT.........................  O-1

                                    SUMMARY

     This summary highlights selected information and may not contain all of the information important to you. You should carefully read this entire proxy statement and the attached exhibits for a more complete understanding of the two proposals set forth herein.


     Northland Cable Properties Six Limited Partnership ("NCP-Six") is a Washington limited partnership whose sole equity owners include its limited partners, a managing general partner and an administrative general partner. The managing general partner is Northland Communications Corporation, a Washington corporation, and a wholly owned subsidiary of Northland Telecommunications Corporation. The administrative general partner is FN Equities Joint Venture, a California general partnership.



     This proxy statement solicits limited partner approval (i) to extend the term of NCP-Six for six years until December 31, 2007, and (ii) to authorize the sale of NCP-Six's assets to three affiliates of Northland Communications Corporation and if one or more of those sales fail to close as contemplated, to sell NCP-Six's remaining assets to one or more purchasers that are not affiliated with the general partners at a price and on terms that the general partners deem acceptable. The proposed purchasers of NCP-Six's assets are Northland Cable Properties, Inc., Northland Cable Networks LLC and Northland Cable Television, Inc. The following organizational chart shows the interrelationship between NCP-Six and these various companies.




                  [NORTHLAND CABLE PROPERTIES SIX FLOW CHART]

EXTENDING THE TERM OF NCP-SIX -- PROPOSED AMENDMENT NO. 1 TO THE NCP-SIX
PARTNERSHIP AGREEMENT (SEE PAGE   )



     This proxy statement solicits approval from the limited partners of NCP-Six for an amendment to the NCP-Six partnership agreement that will extend the term of NCP-Six from its current expiration date of December 31, 2001 until December 31, 2007. Without such amendment to the NCP-Six partnership agreement, NCP-Six will terminate on December 31, 2001, and upon such termination, the general partners will be required to initiate the winding up of NCP-Six's affairs pursuant to the NCP-Six partnership agreement and Washington law. Even before December 31, 2001, however, NCP-Six will face the maturity of its current credit facility. That credit facility is scheduled to mature on September 30, 2001. Based on discussions with NCP-Six's lenders, the managing general partner does not believe the maturity date can be extended without first extending the term of NCP-Six for a reasonable period of time. As of March 31, 2001, the balance of principal and interest owed on the NCP-Six credit facility was $28,215,281. Regardless of whether you vote to approve the proposed sale of NCP-Six's assets, the general partners of NCP-Six strongly recommend that you vote to approve proposed Amendment No. 1 to the NCP-Six partnership agreement to extend NCP-Six's term. Please refer to the section titled "Background and Reasons for Extending the Term of NCP-Six" for more details. A copy of the NCP-Six partnership agreement and proposed Amendment No. 1 are attached to this proxy statement for your review as Exhibits B and C, respectively.



SELLING NCP-SIX'S ASSETS -- PROPOSED AMENDMENT NO. 2 TO THE NCP-SIX PARTNERSHIP
AGREEMENT (SEE PAGE   )



     This proxy statement also solicits approval from the limited partners of NCP-Six to authorize the sale of NCP-Six's assets to three affiliates of Northland Communications Corporation and, if one or more of those sales fail to close as contemplated, to authorize the general partners to sell, without further approval from the limited partners, NCP-Six's remaining assets to one or more purchasers not affiliated with the general partners at prices and on terms established by the general partners. A summary of the terms of the proposed sales to affiliates of the managing general partner is as follows:



     PROPOSED SALES



     Three affiliates of the managing partner have offered to purchase all of NCP-Six's operating systems. If the proposed sales are approved by the limited partners and the respective closing conditions are satisfied, these proposed sales will be made pursuant to four separate purchase and sales agreements. NCP-Six may sell some but not all of the operating systems pursuant to these agreements, but the managing general partner will not consummate any sales to its affiliates unless those sales occur either concurrently with, or after, the sale of NCP-Six's Mississippi systems. The managing general partner currently anticipates that each of the sales will close on or before September 30, 2001.

     The following table identifies the proposed purchasers, the values assigned to each of NCP-Six's operating systems for each purchase and the method of payment:



                                                                           TOTAL CONSIDERATION
                                                       -----------------------------------------------------------
     LOCATION OF                          ASSIGNED         IN-KIND          CASH AT      PROMISSORY
 OPERATING SYSTEM(S)      PURCHASER         VALUE      CONTRIBUTION(1)    CLOSING(2)       NOTE(3)        TOTAL
 -------------------      ---------      -----------   ---------------   -------------   -----------   -----------
Mississippi            Northland Cable
                       Networks LLC      $46,250,000     $2,000,000       $38,175,000    $ 6,075,000   $46,250,000
Bennettsville,         Northland Cable
  South Carolina       Networks LLC      $ 7,950,000     $  375,000       $ 5,625,000    $ 1,950,000   $ 7,950,000
Barnwell,              Northland Cable
  South Carolina       Properties, Inc   $11,400,000     $3,000,000       $ 5,100,000    $ 3,300,000   $11,400,000
Highlands,             Northland Cable
  North Carolina       Television, Inc   $ 4,600,000     $  504,812       $ 3,595,188    $   500,000   $ 4,600,000
                                         -----------     ----------       -----------    -----------   -----------
  Total                                  $70,200,000     $5,879,812       $52,495,188    $11,825,000   $70,200,000
                                         ===========     ==========       ===========    ===========   ===========


-------------------------

(1)Immediately prior to each sale, NCP-Six will make an in-kind distribution to the managing general partner of its pro rata share of the operating system(s) to be sold. The in-kind distribution will satisfy in full the managing general partner's right to receive distributions from NCP-Six with respect to such sale. This table assumes that the sales of the operating systems occur in the order set forth above.



(2)This amount represents the cash payment due to NCP-Six in connection with the sale of each operating system.



(3)This amount represents the principal amount of the promissory note to be delivered by the purchaser for the purchased operating system(s). See "Specific Terms of the Promissory to be Issued to NCP-Six" below for a discussion of the terms of such promissory notes.



     SPECIFIC TERMS OF THE PROMISSORY NOTES TO BE ISSUED TO NCP-SIX



     As noted above, each sale proposal provides for NCP-Six to receive an unsecured subordinated promissory note as partial consideration for the operating systems being sold. Upon the sale of the Mississippi and Bennettsville systems, the purchaser, Northland Cable Networks LLC, will deliver at closing promissory notes for $6,075,000 and $1,950,000, respectively. Upon the sale of the Barnwell, South Carolina system, the purchaser, Northland Cable Properties, Inc., will deliver to NCP-Six a $3,300,000 promissory note issued by its parent corporation, Northland Communications Corporation. Upon the sale of the Highlands, North Carolina system, the purchaser, Northland Cable Television, Inc., will deliver to NCP-Six, a $500,000 promissory note issued by Northland Communications Corporation, which is a wholly-owned subsidiary of its parent company, Northland Telecommunications Corporation. These promissory notes are separate obligations and are not cross defaulted, meaning that a default under one promissory note does not constitute a default under any other promissory note.



     Each of these promissory notes, though issued by separate issuers, has substantially identical terms. Each note will:


     - be payable through three equal payments of principal, together with accrued but unpaid interest, due on the first, second, and third anniversaries of closing;

     - bear interest at a fixed rate of 8% per annum;

     - be prepayable, at any time, without penalty or premium;

     - constitute a full recourse but unsecured obligation of the issuer; and

     - be subordinated to current and future senior debt of the issuer; provided, however, that lenders of the senior debt will permit payments to be made upon the issuer's promissory note to NCP-Six so long as there is not an event of default under the senior debt.

     The 8% interest rate of the notes to be delivered at closing was not deemed by the general partners to be the equivalent rate that third party lenders would require for similar borrowings by borrowers with credit worthiness similar to that of the issuers of the notes. At closing, Northland Cable Networks LLC expects to have outstanding senior debt in the approximate amount of $31,800,000, and Northland Communications Corporation expects to have outstanding senior debt (as a borrower or guarantor) in the approximate amount of $67,000,000.


     CONDITIONS TO CLOSING


     Neither Northland Cable Networks LLC, Northland Cable Properties, Inc., nor Northland Cable Television, Inc. will be obligated to close their respective purchases in the proposed transaction unless certain closing conditions are satisfied, including that necessary financing be obtained. Each of the proposed sales is a separate transaction, which will be consummated pursuant to a separate purchase and sale agreement. The closing of one sale will not be conditioned upon the sale of the others, except that the managing general partner will only close the sale of the NCP-Six's Barnwell, South Carolina, Bennettsville, South Carolina, and Highlands, North Carolina systems to the managing general partner's affiliates concurrently with, or after, the closing of the sale of NCP-Six's Mississippi systems.



     NORTHLAND COMMUNICATIONS CORPORATION'S IN-KIND DISTRIBUTION



     Immediately prior to consummating each of the proposed sales, NCP-Six will make in-kind distributions to Northland Communications Corporation, its managing general partner, in full satisfaction of its interest in the operating system being sold. These distributions will be in the form of an undivided interest in the operating system(s) being sold and combined have an imputed value (based upon the combined value assigned to all of the operating systems) equal to the distributions that the managing general partner otherwise would receive upon the disposition of the operating system for the assigned value. Following such in-kind distributions, the managing general partner will have no right to participate in any distributions made by NCP-Six from the cash received upon the sale of such operating system(s) (whether coming from the closing payment or upon the related promissory note). As discussed in greater detail under "Specific Terms of the Proposed Sales-The Managing General Partner's In-Kind Distribution," the managing general partner's in-kind distribution is subject to a post closing adjustment in the form of cash either from the managing general partner to NCP-Six or from NCP-Six to the managing general partner. This post closing adjustment is meant to adjust amounts actually received by the managing general partner in the form of in-kind distributions so that they equal the amount the managing general partner would have otherwise received if the total purchase price in the proposed sales that are closed was paid entirely in cash at closing. A post closing adjustment will not be made to the managing general partner's in-kind distribution to account for any payments not being received by NCP-Six under one or more the promissory notes to be delivered by the purchasers of NCP-Six's assets at closing.



     The NCP-Six partnership agreement does not permit NCP-Six to make concurrent cash and in-kind distributions to its partners. As a consequence, the limited partners are being asked to approve an amendment to the NCP-Six partnership agreement permitting the in-kind distribution to the managing general partner contemplated by the proposed sales. The form of that proposed amendment to the NCP-Six partnership agreement is attached to this proxy statement as Exhibit D. Limited partners voting in favor of the proposed sales will be approving the proposed amendment to permit concurrent cash and in-kind distributions. The proposed amendment to the NCP-Six partnership agreement required to allow the in-kind distribution to the managing general partner will be effective only for the proposed sales described in this proxy statement. Limited partners are not being asked to vote on that amendment as a separate matter since the amendment is meant to be for the limited purpose of consummating the proposed sales if the proposed sales receive limited partner approval.


     INDEMNIFICATION BY NCP-SIX


     With respect to its proposed acquisition of NCP-Six's Mississippi systems, Northland Cable Networks LLC will have the right to seek indemnification for any breach of representations and warranties by NCP-Six from a $2,000,000 escrow fund to be retained by NCP-Six for one year after closing. A similar escrow fund may be required for the sale of the Bennettsville system to Northland Cable Networks LLC, but the specifics of such escrow have not yet been negotiated. Each asset purchaser will further be entitled to a right of offset against amounts owed to NCP-Six under the promissory note(s) delivered by that purchaser at closing.



     LIQUIDATION OF NCP-SIX FOLLOWING CONSUMMATION OF THE PROPOSED SALES



     Assuming all four proposed sales close as planned, the managing general partner will commence dissolution of NCP-Six during the third quarter of 2001. NCP-Six will use the net sale proceeds to pay off all known partnership obligations and to set up a reserve of $750,000 for post-closing unknown and contingent liabilities of the partnership. NCP-Six will then distribute the balance of the cash proceeds to the administrative general partner and limited partners in accordance with their respective interests in NCP-Six. See "Specific Terms of the Proposed Transaction -- Distributions to General Partners and Limited Partners" for the rights of those parties to participate in such distributions.



     Alternately, if NCP-Six consummates some, but not all, of the proposed sales, it will first apply the net sale proceeds to pay off partnership debt, including the outstanding amounts due on its secured credit facility (which outstanding balance was approximately $28,215,281 as of March 31, 2001). Excess funds will then be used for distributions, but distributions to the administrative, general partner and limited partners may be delayed until other operating systems are sold. Upon the sale of all systems, NCP-Six will wind up its business affairs and liquidation of the partnership will commence.



     The proposed amendment to the NCP-Six Partnership Agreement required to authorize the proposed sales (Proposed Amendment No. 2) is attached to this proxy statement as Exhibit D. That proposed amendment not only authorizes the general partners to consummate the proposed sales for a period of 180 days following the special meeting where the matters presented in the proxy statement will be voted on, but it further authorizes the general partners to sell any of NCP-Six operating systems that are not sold in one of the proposed sales to one or more purchasers not affiliated with the general partners at a price and on terms established by the general partners. The proposed amendment further provides that following dissolution of the partnership, NCP-Six shall no longer be required to provide the limited partners with annual or semiannual financial reports.



     ESTIMATED DISTRIBUTIONS TO LIMITED PARTNERS AS A RESULT OF THE PROPOSED SALES AND SUBSEQUENT LIQUIDATION OF NCP-SIX.



     Assuming that NCP-Six closes all four of the proposed sales as planned, distributions to the limited partners of NCP-Six over the life of NCP-Six were estimated as of March 31, 2001 to be:



                                            INITIAL
                                         DISTRIBUTION
                                           120 DAYS                       ONE YEAR        TWO YEARS      THREE YEARS
                                         AFTER CLOSING                  AFTER CLOSING   AFTER CLOSING   AFTER CLOSING
      ANTICIPATED         PRIOR CASH     THE PROPOSED    NON-RESIDENT   THE PROPOSED    THE PROPOSED    THE PROPOSED
     DISTRIBUTIONS       DISTRIBUTIONS    TRANSACTION        TAX         TRANSACTION     TRANSACTION     TRANSACTION    TOTAL
     -------------       -------------   -------------   ------------   -------------   -------------   -------------   ------
- Per $500 partnership
  unit.................      $128           $  599           $ 55           $221            $147            $137        $1,287
- Per $1,000
  investment...........      $255           $1,198           $110           $443            $294            $274        $2,574



           THE AMOUNTS SET FORTH IN THE PRECEDING TABLE ARE ESTIMATES AND ARE BEING PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. IT IS CURRENTLY ANTICIPATED THAT THE PROPOSED SALES WILL CLOSE CONCURRENTLY IN SEPTEMBER 2001. WHILE THE MANAGING GENERAL PARTNER ANTICIPATES THAT EACH OF THE PROPOSED SALES WILL CLOSE, IF ONE OR MORE SALES ARE NOT CLOSED AS PLANNED, FUNDS AVAILABLE FOR NCP-SIX TO DISTRIBUTE TO ITS LIMITED PARTNER WILL MATERIALLY DIFFER FROM THESE PROJECTIONS. ACTUAL AMOUNTS WILL VARY FROM THESE PROJECTIONS. FOR DETAILS, SEE "PROJECTED CASH AVAILABLE
           FROM LIQUIDATION" ON PAGE   ).

     AUTHORITY TO SELL REMAINING ASSETS TO THIRD-PARTY PURCHASERS



     The managing general partner anticipates that each of the proposed sales will close as structured sometime during the last two weeks of September 2001. Notwithstanding, the four proposed sales are to be made under four separate asset purchase agreements the closing of which are not conditioned upon the simultaneous closing of the others. The managing general partner will only close the sale of NCP-Six's Barnwell, Bennettsville and Highlands systems concurrently with, or after, the sale of NCP-Six's Mississippi systems to Northland Cable Networks LLC. There is, however, a possibility that one or more of the proposed sales will not close, thereby leaving NCP-Six with certain assets in which case the general partners intend to solicit interest from purchasers that are unaffiliated with the general partners for the purchase of those remaining assets.



     If limited partners approve of the proposed sales, they will also authorize the general partners to sell any remaining assets of NCP-Six to one or more purchasers that are unaffiliated with the general partners for prices and under terms that the general partners deem acceptable. This authority is consistent with the general partners' currently existing authority to sell all of the assets of NCP-Six to purchasers that are unaffiliated with the general partners in dissolution of the partnership. The general partners are, however, recommending that the term of NCP-Six be extended for the reasons discussed under "Extending the Term of NCP-Six" below which, if approved, will delay dissolution of NCP-Six until December 31, 2007 unless the entirety of NCP-Six's assets are sold prior to that date.



FEDERAL TAX CONSEQUENCES OF THE PROPOSED SALES (SEE PAGE   )



     The distribution of cash by NCP-Six to its limited partners in liquidation of their partnership interests will generally result in a taxable transaction. NCP-Six's limited partners will realize gain or loss on the distribution of cash on limited partnership units to the extent of the difference between the amount of cash distributed and the adjusted tax basis of the limited partner's interest in NCP-Six immediately before the distribution. Upon closing of the proposed sales, and dissolution of NCP-Six, any limited partner with accrued but unused net losses suspended under the passive activity loss rules of the Internal Revenue Code may use such losses to offset any income and gain from the proposed sales. In addition, the sales may also be taxable under applicable state, local and foreign tax laws. LIMITED PARTNERS ARE STRONGLY URGED TO CONSULT WITH THEIR OWN TAX ADVISOR CONCERNING THE IMPACT OF THE ABOVE-DISCUSSED RULES ON THEIR INVESTMENT IN NCP-SIX AND HOW THOSE RULES WILL LIKELY BE APPLIED TO THEIR DISTRIBUTIONS RESULTING FROM THE SALE OF NCP-SIX'S ASSETS.



CONFLICTS OF INTEREST OF THE MANAGING GENERAL PARTNER (SEE PAGE   )



     Northland Communications Corporation is both the managing general partner of NCP-Six and an affiliate of the purchasers of the assets in the proposed sales. As managing general partner of NCP-Six, Northland Communications Corporation has negotiated and structured the terms of the proposed sales on behalf of NCP-Six. Northland Communications Corporation has an interest in seeing that its affiliates pay the lowest possible purchase price for their acquisition of assets from NCP-Six. At the same time, Northland Communications Corporation is primarily responsible for negotiating, on behalf of NCP-Six, the highest possible price for NCP-Six's assets. Northland Communications Corporation took a number of steps to protect against the conflicts of interest inherent in its negotiation of the proposed sales. Notwithstanding, Northland Communications Corporation is faced with substantial conflicts of interest with respect to the proposed sales.



     Furthermore, upon consummation of the proposed sales, Northland Communications Corporation is entitled to receive payment of management and other fees from NCP-Six for its services as managing general partner and for cost reimbursements prior to closing the proposed sales. The estimated amounts of these fees and reimbursements as of March 31, 2001 is $37,298.


CONFLICT OF INTEREST OF THE ADMINISTRATIVE GENERAL PARTNER


     FN Equities Joint Venture, the administrative general partner of NCP-Six, will have no economic or ownership interest in the assets following the closing of the proposed sales, other than its right to receive payment along with the limited partners of proceeds from the liquidation of NCP-Six. Still, the administrative general partner will receive economic benefits as a result of the disposition of NCP-Six's assets and subsequent liquidation of NCP-Six. Under the terms of the NCP-Six partnership agreement, the administrative general partner is entitled to its percentage share of any distribution made by NCP-Six. Assuming that all of the proposed sales are closed as contemplated, the estimated total cash proceeds (excluding interest on the notes to be delivered by the purchasers at closing) payable to the administrative general partner is approximately $1,442,000. See "Projected Cash
Available From Liquidation" on page   for a detailed discussion of the relative
distributions expected to be made to the administrative general partner and the limited partners of NCP-Six.



THE GENERAL PARTNERS RECOMMEND EXTENDING THE TERM OF NCP-SIX AND APPROVING THE
PROPOSED SALES (SEE PAGE   )



     Because there is no guarantee that the various asset sales included in the proposed sales will close even if approved, the general partners strongly recommend that you vote to "Approve" extending the term of NCP-Six regardless of how you vote on the proposed sales. This extension is requested to allow for continued operation of NCP-Six and sufficient time for future disposition of its assets in the event one or more of the asset sales do not close as scheduled. NCP-Six's current credit facility matures on September 30, 2001, and the managing general partner does not believe that NCP-Six's lenders will approve an extension of the credit facility unless NCP-Six's term is extended. As of March 31, 2001, the outstanding balance of the NCP-Six credit facility totaled $28,215,281. In order to further amortize this debt through the anticipated normal course of operations of NCP-Six, the general partners believe the shortest acceptable extension of the term of NCP-Six is six years. The general partners also unanimously recommend the proposed sales for approval.



FAIRNESS OF THE PROPOSED SALES (SEE PAGE   )



     The general partners believe the terms of the proposed sales are fair to NCP-Six and its limited partners. The general partners based their determination as to the fairness of the terms of the proposed sales on the following material factors, each of which is described in greater detail in this proxy statement:



     - the form and amount of consideration offered to the limited partners as a result of the proposed sales;


     - the two independent appraisals prepared by Daniels & Associates and by Communications Equity Associates, which were used in the general partners' evaluation of the offers received for NCP-Six's assets. (See "Appraisal Process and Fairness Opinion; Summary of Reports -- Daniels & Associates Appraisal" and "-- Communications Equity Associates Appraisal"
       at pages   and   , respectively);


     - the third-party bid solicitation process undertaken by NCP-Six to obtain bids from third parties for the purchase of NCP-Six's assets, which bids were used in part in the determination of the fair market value of the assets and in the general partners' evaluation of the proposed sales price for those assets. (See "Fairness of the Proposed Transaction," and "Background of the Proposed Transaction -- 1999 Third-Party Bid Solicitation Process" and "-- 2000 Third-Party Bid Solicitation Process"
       at pages   and   , respectively); and



     - the fairness opinion rendered by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan Lokey"), following its evaluation and analysis of the consideration to be received in the aggregate for the proposed sales (See "Appraisal Process and Fairness Opinion; Summary of
       Reports -- Houlihan Lokey Fairness Opinion" at page   ).

LIKELY CONSEQUENCES OF YOUR VOTE

     The following table summarizes the most likely consequences of a majority vote for or against each of the two proposals found in this proxy statement.


----------------------------------------------------------------------------------------------
  1. LIKELY CONSEQUENCES OF A VOTE TO           - NCP-Six will probably be unable to extend
     "DISAPPROVE" EXTENDING THE TERM OF           the term of its existing credit facility,
     NCP-SIX.                                     which currently matures on September 30,
                                                  2001.
                                                - NCP-Six will have insufficient funds to pay
                                                  its existing credit facility upon maturity,
                                                  and its lenders may proceed to foreclose on
                                                  their security interests in NCP-Six's assets
                                                  unless sufficient net proceeds are received
                                                  by NCP-Six from the proposed sales by
                                                  September 30, 2001.
                                                - Even if NCP-Six is able to extend the term
                                                  of its existing credit facility beyond
                                                  September 30, 2001, NCP-Six is to be wound
                                                  up upon the December 31, 2001 expiration of
                                                  its term pursuant to the NCP-Six partnership
                                                  agreement. If all of NCP-Six's assets are
                                                  not sold by December 31, 2001 (the
                                                  expiration date of NCP-Six's term), NCP-Six
                                                  could still be required to sell its assets
                                                  under time constraints that could have a
                                                  negative impact on the purchase price
                                                  obtained.
----------------------------------------------------------------------------------------------
  2. LIKELY CONSEQUENCES OF A VOTE TO           - The likelihood of closing the proposed sales
     "APPROVE" EXTENDING THE TERM OF NCP-SIX.     will not be affected.
                                                - NCP-Six will be in a better position to seek
                                                  extension of its existing credit facility to
                                                  protect against foreclosure if such action
                                                  becomes necessary due to one or more of the
                                                  proposed asset sales not closing by the
                                                  credit facility's September 30, 2001
                                                  maturity date.
                                                - The general partners will be in a better
                                                  position to explore other alternatives to sell
                                                  any remaining assets of NCP-Six for a fair
                                                  price without being forced to dispose of
                                                  those assets on an expedited basis, assuming
                                                  for this purpose that the proposed sales are
                                                  not approved and consummated.
                                                - NCP-Six may be in a position to repay
                                                  amounts currently outstanding under its
                                                  existing credit facility through cash
                                                  generated by operations during the six year
                                                  extension of NCP-Six's term if the proposed
                                                  sales are not approved and consummated and
                                                  alternate sales fail to occur before the end
                                                  of the extended term.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  3. LIKELY CONSEQUENCES OF A VOTE TO           - All the operating assets of NCP-Six will be
     "APPROVE" THE PROPOSED SALES.                sold to Northland Cable Networks, LLC,
                                                  Northland Cable Properties, Inc. and
                                                  Northland Cable Television, Inc., subject to
                                                  certain conditions.
                                                - After closing the proposed sales, net
                                                  proceeds from liquidation will be distributed
                                                  to the limited partners and the
                                                  administrative general partner as outlined
                                                  in this proxy statement.
----------------------------------------------------------------------------------------------
  4. LIKELY CONSEQUENCES OF A VOTE TO           - The general partners will continue their
     "DISAPPROVE" THE PROPOSED SALES.             efforts to identify prospective purchasers for
                                                  NCP-Six's assets but the general partners
                                                  will have to resolicit limited partner
                                                  approval for the sale of all, or
                                                  substantially all, of NCP-Six's assets
                                                  unless the sale or sales are to parties
                                                  unaffiliated with the general partners as
                                                  part of dissolution of the partnership.
----------------------------------------------------------------------------------------------


VOTING AT THE SPECIAL MEETING


     You are entitled to one vote at the special meeting for each unit of limited partnership interest in NCP-Six that you held of record on the close of business on June 30, 2001. The affirmative vote of limited partners holding a majority of the outstanding limited partnership units of NCP-Six is required to "APPROVE" both (i) the extension of the term of NCP-Six from its current expiration date of December 31, 2001 until December 31, 2007 and (ii) the proposed sale of NCP-Six's assets. If you "ABSTAIN" from voting, it will have the same effect as a vote to "DISAPPROVE" the proposal, or proposals, for which you abstain.


     A proxy card is included with this proxy statement, and the general partners are asking you to complete, date and sign the proxy card and return it in the enclosed envelope as soon as possible. A proxy card that is properly completed, dated, signed and returned in time for voting with a vote specified on the proxy will be voted as requested.


     As of June 30, 2001, the record date for the special meeting, there were 29,784 units of limited partnership interest outstanding, held by 1,795 limited partners of record. Two affiliates of the general partners hold 30 units, but these affiliates have indicated that they will abstain from voting upon the two proposals in this proxy statement. All abstentions shall be counted as a "no" vote. Any signed and returned proxy cards that fail to vote on one or both of the proposed measures will be treated as a vote to approve the proposed measure for which no vote was cast.


     You may revoke your proxy at any time prior to the special meeting by delivering to Northland Communications Corporation either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the special meeting and voting in person. Your attendance at the special meeting, by itself, will not revoke your proxy.

YOU DO NOT HAVE DISSENTERS' RIGHTS


     Limited partners are not entitled to dissenters' or appraisal rights in connection with the proposed sales under either the NCP-Six partnership agreement or Washington law.

                    SUMMARY HISTORICAL FINANCIAL INFORMATION


     NCP-Six is providing the following financial information to help you in your analysis of the proposals submitted for limited partner approval. You should read the following financial information in conjunction with the Consolidated Financial Statements of NCP-Six and related notes, and "Information About NCP-Six -- NCP-Six's Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this proxy statement.



                                                                                                                 THREE MONTHS
                                                         YEAR ENDED DECEMBER 31,                               ENDING MARCH 31,
                              ------------------------------------------------------------------------------   ----------------
                                 1995         1996         1997         1998          1999          2000             2001
                              ----------   ----------   ----------   -----------   -----------   -----------   ----------------
HISTORICAL STATEMENT OF
  OPERATIONS DATA:
  Revenues..................  $8,611,947   $9,262,702   $9,644,320   $14,746,766   $15,005,218   $15,221,887      $3,766,902
  Expenses..................  $7,488,670   $7,883,536   $7,582,824   $13,125,628   $13,692,895   $13,633,998      $3,379,805
  Operating income..........  $1,123,277   $1,394,255   $2,061,496   $ 1,621,138   $ 1,312,323   $ 1,587,889      $  387,097
  Other income (expense)....  $ (917,104)  $ (997,715)  $ (845,597)  $(2,990,739)  $(1,213,467)  $(2,914,282)     $ (790,420)
  Net income (loss).........  $  206,173   $  381,451   $1,215,899   $(1,369,601)  $    98,856   $(1,326,393)     $ (403,323)
  Allocation of net income
    (loss):
    general partners........  $    2,062   $    3,815   $   12,159   $   (13,696)  $       989   $   (13,264)     $   (4,033)
    limited partners........  $  204,111   $  377,636   $1,203,740   $(1,355,905)  $    97,867   $(1,313,129)     $ (399,290)
  Net income (loss) per
    limited partnership
    unit....................  $        7   $       13   $       40   $       (46)  $         3   $       (44)     $      (13)
  Cash distributions per
    limited partnership
    unit(1).................  $       10   $        3   $        0   $         0   $         0   $         0      $        0



                                                                                                                 THREE MONTHS
                                                          AS OF DECEMBER 31,                                   ENDING MARCH 31,
                           ---------------------------------------------------------------------------------   ----------------
                              1995          1996          1997          1998          1999          2000             2001
                           -----------   -----------   -----------   -----------   -----------   -----------   ----------------
HISTORICAL BALANCE SHEET
  DATA(2):
  Total assets...........  $14,778,671   $13,253,610   $13,609,386   $32,971,969   $30,603,533   $28,528,812     $27,824,505
  Total liabilities......  $15,196,729   $13,365,510   $12,513,387   $33,249,571   $30,786,279   $30,037,951     $29,736,967
  Partners' capital
    (deficit):
    general partners.....  $  (131,356)  $  (128,294)  $  (116,135)  $  (129,831)  $  (128,842)  $  (142,106)    $  (146,139)
    limited partners.....  $  (286,702)  $    16,394   $ 1,212,134   $  (147,771)  $   (53,904)  $(1,367,033)    $(1,766,323)


-------------------------

(1) Total cash distributions per limited partnership unit as of March 31, 2001 were $127.50 per partnership unit (or $255 per $1,000 investment).



(2)The book value per limited partner unit as of March 31, 2001 was $874.

                              THE SPECIAL MEETING


     This proxy statement is being furnished in connection with the solicitation of proxies by the general partners of NCP-Six. The proxies are for use at the special meeting of limited partners to be held on September 11, 2001 at 3:00 p.m., local time, at the offices of NCP-Six at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101, and at any adjournment or postponement of the meeting.



     Limited partners are invited to attend the special meeting and are urged to submit a proxy even if they will be able to attend the special meeting. The approximate date of mailing this proxy statement and the accompanying proxy card is July 31, 2001.


PURPOSE OF SPECIAL MEETING

     The purpose of the meeting is to vote on proposals to:


     - extend the term of NCP-Six from its current expiration date of December 31, 2001, until December 31, 2007; and



     - approve the proposed sale of NCP-Six's assets, as described in this proxy statement.


RECORD DATE; LIMITED PARTNERS ENTITLED TO VOTE AT THE SPECIAL MEETING


     Only persons who are limited partners of record of NCP-Six at the close of business on June 30, 2001 will be entitled to vote at the special meeting or at any adjournment or postponement of the special meeting. As of the close of business on March 31, 2001, there were 29,784 units of limited partnership interest outstanding, held by 1,795 limited partners of record. Limited partners will be entitled to one vote on each matter presented for approval at the special meeting for each unit of limited partnership held as of the close of business on June 30, 2001.


QUORUM; VOTE REQUIRED FOR APPROVAL


     Pursuant to the NCP-Six partnership agreement, the presence in person or by proxy of holders of limited partnership units representing a majority of the votes entitled to be cast at the special meeting constitutes a quorum for the transaction of business at the special meeting. Abstentions are included in the calculation of the number of votes represented at a meeting for purposes of determining whether a quorum has been achieved. The approval of either of the two proposals requires the affirmative vote of the holders of a majority of the outstanding units of limited partnership interest. The general partners and their affiliates hold 30 units, and they have indicated that they will abstain from voting on the proposals. A failure to submit a proxy card (or to vote in person at the special meeting) will have the same effect as a vote to "Disapprove" both proposals.


USE OF PROXIES AT THE SPECIAL MEETING


     The managing general partner will ensure that all properly executed proxies received before the special meeting will be voted at the special meeting as instructed on the proxy. Limited partners who abstain from voting will be considered to have voted against the proposal(s) for which they have abstained. Any signed and returned proxy cards that fail to specify how to vote on a proposal will be treated as a vote to approve the proposal for which a vote was not cast. All questions as to the validity, form, eligibility, time of receipt, and acceptance of any proxies will be determined by the managing general partner in its sole discretion, which determination will be final and binding.


     The general partners know of no matters that will be presented for a vote at the special meeting other than the matters identified in this proxy statement and on the proxy card. If any other matters are properly presented, the persons designated as proxies on the enclosed proxy card intend to vote on the matters in accordance with their judgment.

     A form of the proxy being solicited is included as Exhibit A to this proxy statement. An actual execution-ready proxy card accompanies this proxy statement. By submitting a completed and executed proxy, a limited partner will be appointing each of John S. Whetzell and Richard I. Clark as attorney-in-fact to vote the limited partner's units at the special meeting with respect to approval or disapproval, as specified on the proxy card. Messrs. Whetzell and Clark serve as President and Vice President, respectively, of the managing general partner. The general partners request that limited partners complete, date and sign the accompanying proxy card and return it promptly in the enclosed postage-paid envelope, even if they are planning to attend the special meeting.


REVOCATION OF PROXIES

     Once you submit a signed proxy, you may change your vote only by (1) delivering to the managing general partner before the special meeting either a signed notice of revocation or a signed proxy dated subsequent to the date of the proxy previously given, or (2) personally appearing at the special meeting and, prior to the commencement of the special meeting, delivering to the managing general partner notice in writing that the proxy already given is being revoked. Attendance at the special meeting, by itself, will not revoke a proxy.

SOLICITATION OF PROXIES

     This proxy statement is being furnished to the limited partners of NCP-Six by the managing general partner, whose principal executive offices are located at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101 and whose telephone number is (206) 621-1351. The principal executive offices and telephone number of NCP-Six are the same.

     In addition to use of the mail, proxies may be solicited by telephone or personally by the general partners and any of their directors, officers, partners and employees. The general partners will not pay any additional compensation to any of these people for their services in this regard. The expenses of the solicitation will be borne by NCP-Six.

                         EXTENDING THE TERM OF NCP-SIX


     You should consider the following factors carefully in evaluating whether to extend the term of NCP-Six. You are also urged to read all of this proxy statement and all exhibits carefully when evaluating whether to approve extending NCP-Six's term and authorizing the proposed sales before completing the accompanying proxy card.


BACKGROUND AND REASONS FOR EXTENDING THE TERM OF NCP-SIX


     NCP-Six was formed as a Washington limited partnership in 1986. As set forth in Article 7 of the NCP-Six partnership agreement, NCP-Six's term expires on December 31, 2001.



     In order to finance its operations, NCP-Six has entered into credit facility agreements from time to time. Such financing arrangements are customary in the industry, and are also customarily secured by the assets of the borrower. In the case of NCP-Six, its current credit facility is secured by a first lien on the entirety of the assets of NCP-Six.



     NCP-Six's current credit facility originally matured on December 31, 2000. The maturity date was later extended to September 30, 2001. While lenders are willing to loan funds to limited partnerships, provided the lender is satisfied that the limited partnership is an acceptable credit risk, lenders become less willing to extend credit as the expiration date of the partnership grows near. In the case of NCP-Six, its lenders have expressed an unwillingness to further extend NCP-Six's debt maturity beyond September 30, 2001 if the term of NCP-Six is not first extended for a period of time sufficient to amortize further NCP-Six's existing debt through currently forecasted operations.



     As of March 31, 2001, NCP-Six carried an outstanding balance on its credit facility of $28,215,281. In order to further amortize NCP-Six's debt through the anticipated normal course of operations, the managing general partner is proposing that the term of NCP-Six be extended for six years. As a result, the general partners are soliciting your approval of proposed Amendment No. 1 to the NCP-Six partnership agreement that will result in extending the term of NCP-Six through December 31, 2007.



     If the term of NCP-Six is not extended, the general partners believe NCP-Six will be unable to pay its debts when they become due upon the maturity of NCP-Six's credit facility on September 30, 2001, unless the net proceeds from the proposed sales are sufficient for such purposes. If NCP-Six defaults in the payments due under its credit facility, its lenders will have the right to commence foreclosure actions upon NCP-Six's assets to pay off the amounts due under the credit facility. The general partners believe that a sale of those assets either pursuant to, or under the threat of, a foreclosure sale by NCP-Six's lenders will result in lower net sale proceeds than would be the case if NCP-Six were able to sell such assets without the threat of foreclosure. This would correspondingly reduce the return to the limited partners of NCP-Six.


     Furthermore, even if NCP-Six could extend its credit facility until NCP-Six's current December 31, 2001 expiration date, NCP-Six would be faced with the same situation at the end of 2001. Pursuant to the terms of the NCP-Six partnership agreement, if the term of NCP-Six is not extended, the general partners will be required to commence liquidation of NCP-Six upon NCP-Six's December 31, 2001 expiration. NCP-Six's liquidation will require the prompt sale of NCP-Six's assets. The general partners believe that selling those assets under significant time constraints could correspond to a materially lower return to the limited partners of NCP-Six upon liquidation of NCP-Six.


     In order to avoid these potential adverse consequences, the general partners strongly recommend that the limited partners vote to extend the term of NCP-Six for an additional six years until December 31, 2007. This action is prudent even if the limited partners vote to approve the proposed sales, because it is possible that, due to the failure of one or more closing conditions, one or more of the proposed sales may not close. Even if the limited partners vote to approve the proposed sales, the general partners cannot provide assurance that the proposed sales will close. The general partners therefore recommend that limited partners vote to approve the extension of NCP-Six's term regardless of how they vote on the proposed sales. Then, if NCP-Six's term is extended, and the proposed sales are either not approved, or are not closed after being approved, the general partners will be able to explore other opportunities to sell NCP-Six's assets for what the general partners feel is a fair price, without being required to sell those assets under significant time constraints that the general partners believe may negatively impact the proceeds received by NCP-Six and its limited partners.


RISK FACTORS PERTAINING TO THE ONGOING OPERATION OF NCP-SIX



     The general partners do not intend to operate NCP-Six through December 31, 2007 even if limited partners approve the proposal to extend the term of NCP-Six. Instead, the general partners are recommending that the term of NCP-Six be extended to place NCP-Six in a position to extend its credit facility for a reasonable period of time to dispose of NCP-Six's assets, if such assets are not sold pursuant to the proposal described in this proxy statement. The following is a brief summary of certain risks associated with the ongoing operations of NCP-Six and its cable systems, if the continued operation of such systems is necessary.



     NCP-SIX OPERATES IN A VERY COMPETITIVE BUSINESS ENVIRONMENT, WHICH MAY ADVERSELY EFFECT ITS OPERATIONS AND ABILITY TO OPERATE PROFITABLY.



     The industry in which NCP-Six operates is highly competitive, and NCP-Six faces competition from many sources. In some instances NCP-Six competes against companies with fewer regulatory burdens, easier access to financing, greater personnel resources, greater brand name recognition and long-standing relationships with regulatory authorities. NCP-Six faces competition from companies distributing television broadcast signals without a subscription fee and from other communications and entertainment media, including conventional off-air television and radio broadcasting services, direct-to-home satellite broadcasting services, newspapers, movie theaters, the Internet, live sports events and home video products. Federal legislation was recently passed that provides direct-to-home satellite broadcasting services the authority to transmit local television broadcast signals to their subscribers. The general partners believe this may enhance the attractiveness of satellite broadcasting services and could make program offerings even more competitive. NCP-Six also experiences competition from overbuilders which are parties who have been granted permits to build duplicate cable systems in a geographic area where an operational cable system already exists. In order to maintain competitiveness, NCP-Six anticipates incurring significant capital expenditures to continue upgrading its systems. The general partners cannot assure the limited partners that NCP-Six will upgrade its systems in a timely manner or at all or that upgrading NCP-Six's cable systems will allow NCP-Six to compete effectively.


     NCP-SIX MAY NOT BE ABLE TO FUND THE CAPITAL EXPENDITURES NECESSARY TO KEEP PACE WITH TECHNOLOGICAL DEVELOPMENTS OR ITS CUSTOMERS' DEMAND FOR NEW PRODUCTS OR SERVICES. THIS COULD LIMIT ITS ABILITY TO COMPETE EFFECTIVELY.


     The cable business is characterized by rapid technological change and the introduction of new products and services. The general partners cannot assure the limited partners that NCP-Six will be able to fund the capital expenditures necessary to keep pace with technological developments, or that NCP-Six will successfully anticipate the demand of its customers for products or services requiring new technology. This type of rapid technological change could adversely affect NCP-Six's plans to upgrade or expand its systems and respond to competitive pressures. NCP-Six's inability to upgrade, maintain and expand its systems and provide enhanced services in a timely manner, or to anticipate the demands of the marketplace, could adversely affect its ability to compete. Consequently, NCP-Six's growth, results of operations and financial condition could be materially impacted.


     NCP-SIX OPERATES ITS CABLE SYSTEMS UNDER FRANCHISES THAT ARE NON-EXCLUSIVE. LOCAL FRANCHISING AUTHORITIES CAN GRANT ADDITIONAL FRANCHISES AND CREATE COMPETITION IN MARKET AREAS WHERE NONE EXISTED PREVIOUSLY.

     NCP-Six's cable systems are operated under franchises granted by local franchising authorities. These franchises are non-exclusive. Consequently, these local franchising authorities can grant additional franchises to competitors in the same geographic area. As a result, competing operators may build systems in areas in which NCP-Six holds franchises. The existence of more than one cable system operating in the same territory is referred to as an "overbuild." Overbuilds can adversely affect NCP-Six's operations. The general partners are currently facing overbuild situations in two of NCP-Six's systems. Additional overbuild situations may occur in other systems.

     NCP-SIX'S CABLE SYSTEMS ARE OPERATED UNDER FRANCHISES THAT ARE SUBJECT TO NON-RENEWAL OR TERMINATION. THE FAILURE TO RENEW A FRANCHISE COULD ADVERSELY AFFECT NCP-SIX'S BUSINESS IN A KEY MARKET.


     NCP-Six's cable systems operate pursuant to non-exclusive franchises, permits or licenses granted by a municipality or other state or local government controlling the public rights-of-way. Many franchises establish comprehensive facilities and service requirements, as well as specific customer service standards and establish monetary penalties for non-compliance. In many cases, franchises are terminable if the franchisee fails to comply with material provisions set forth in the franchise agreement governing system operations. Franchises are generally granted for fixed terms and must be periodically renewed. Local franchising authorities may resist granting a renewal if either past performance or the prospective operating proposal is considered inadequate. Franchise authorities often demand concessions or other commitments as a condition to renewal, which may result in costs to NCP-Six that are unreasonable. The general partners cannot assure the limited partners that NCP-Six will be able to renew these or other franchises in the future.


     LOCAL FRANCHISE AUTHORITIES HAVE THE ABILITY TO IMPOSE ADDITIONAL REGULATORY CONSTRAINTS ON NCP-SIX'S BUSINESS. THIS CAN FURTHER INCREASE EXPENSES.

     In addition to franchises, cable authorities have also adopted in some jurisdictions cable regulatory ordinances that further regulate the operation of cable systems. This additional regulation could increase the expenses of operating NCP-Six's business. The general partners cannot assure the limited partners that the local franchising authorities will not impose new and more restrictive requirements.

     NCP-SIX'S BUSINESS IS SUBJECT TO EXTENSIVE GOVERNMENTAL LEGISLATION AND REGULATION. THE APPLICABLE LAWS AND REGULATIONS, AND CHANGES TO THEM, COULD ADVERSELY AFFECT NCP-SIX'S BUSINESS BY INCREASING ITS EXPENSES.

     Regulation of the cable industry has increased the administrative and operational expenses and limited the revenues of cable systems. Cable operators are subject to, among other things:

     - limited rate regulation;

     - requirements that, under specified circumstances, a cable system must carry all local broadcast stations or obtain consent to carry a local or distant broadcast station;

     - rules for franchise renewals and transfers; and

     - other requirements covering a variety of operational areas such as equal employment opportunity, technical standards and customer service requirements.

     Many regulatory aspects of NCP-Six's business are currently the subject of judicial proceedings and administrative or legislative proposals. The general partners expect further regulatory efforts, but cannot predict whether any of the states or localities in which NCP-Six now operates will expand regulation of its cable systems in the future or how they will do so.


     NCP-SIX MAY BE REQUIRED TO GRANT INTERNET SERVICE PROVIDERS ACCESS TO ITS NETWORKS. THIS COULD SIGNIFICANTLY INCREASE NCP-SIX'S COMPETITION AND ADVERSELY AFFECT THE UPGRADE OF ITS SYSTEMS OR ITS ABILITY TO PROVIDE NEW PRODUCTS AND SERVICES.


     There are several proposals before the United States Congress and the Federal Communications Commission to require all cable operators to make a portion of their cable systems' bandwidth available to Internet service providers, such as America Online. Recently, a number of companies, including telephone companies and Internet service providers, have also requested local authorities and the Federal Communications Commission to require cable operators to provide access to cable's broadband infrastructure, which allows cable to deliver a multitude of channels and/or services, so that these companies may deliver Internet services directly to customers over cable facilities. Some local franchising authorities are considering or have already approved these "open access" requirements. Allocating a portion of NCP-Six's bandwidth capacity to other Internet service providers may impact its ability to use its bandwidth in ways that would generate maximum revenues. In addition, if NCP-Six were required to provide access, it may adversely impact NCP-Six's profitability in many ways, including significantly increasing competition, increasing the expenses NCP-Six incurs to maintain its systems, and increasing the expense of upgrading or expanding its systems.



     DESPITE RECENT DEREGULATION OF EXPANDED BASIC CABLE PROGRAMMING PACKAGES, THE GENERAL PARTNERS ARE CONCERNED THAT CABLE RATE INCREASES COULD GIVE RISE TO FURTHER REGULATION. THIS COULD IMPACT NCP-SIX'S ABILITY TO RAISE RATES TO COVER ITS INCREASING COSTS OR CAUSE NCP-SIX TO DELAY OR CANCEL SERVICE OR PROGRAMMING ENHANCEMENTS.


     On March 31, 1999, the pricing guidelines of expanded basic cable programming packages were deregulated, permitting cable operators to set their own rates. This deregulation was not applicable to basic services. However, the Federal Communications Commission and the United States Congress continue to be concerned that cable rate increases are exceeding inflation. It is possible that either the Federal Communications Commission or the United States Congress will again restrict the ability of cable television operators to implement rate increases. Should this occur, it would impede NCP-Six's ability to raise its rates. If NCP-Six is unable to raise its rates in response to increasing costs, its financial condition and results of operations could be materially adversely affected.


                               THE PROPOSED SALES



     A number of special factors apply to the proposed sales. You should consider the following factors carefully in evaluating the proposed sales. You are also urged to read all of this proxy statement and all exhibits carefully when evaluating whether to approve authorizing the proposed sales before completing the accompanying proxy card.



                     SPECIAL FACTORS OF THE PROPOSED SALES



BACKGROUND OF THE PROPOSED SALES



          HISTORY OF NCP-SIX



     On January 22, 1986 the general partners formed NCP-Six and shortly thereafter it began operating with the acquisition of cable television systems serving several communities and surrounding areas in Mississippi and North Carolina. In a series of transactions since then, NCP-Six acquired and now operates the cable television systems of five operating groups located in the following geographic areas:



     - Starkville, Mississippi;



     - Philadelphia, Mississippi;



     - Highlands, North Carolina;



     - Barnwell, South Carolina; and



     - Bennettsville, South Carolina.



NCP-Six financed its initial acquisitions through a combination of limited partners' equity and bank loans, and the later acquisitions were financed through a combination of NCP-Six cash flow and bank loans.



     The scheduled expiration date of NCP-Six's term has always been December 31, 2001. Most limited partners first invested in NCP-Six almost fifteen years ago. The general partners never planned for NCP-Six to be listed on a securities exchange or quotation system. The general partners also never anticipated that an active secondary trading market would develop for partnership units in NCP-Six. Instead, NCP-Six was designed as an investment where limited partners in NCP-Six would receive a return on capital through one or more distributions resulting from the sale of NCP-Six's cable television systems, and through distributions of excess operating capital from time to time, as available.



     NCP-Six's general partners now believe that many investors have held their units for more than 14 years without liquidity and that a significant number of limited partners desire to liquidate their investment in NCP-Six. There is no established secondary or public market in which the units are being actively traded, although the general partners are aware that there has been some recent private sales activity and offers for NCP-Six limited partnership units, in addition to transfers in connection with estate and retirement planning, by will, gift or settlement. Pending a liquidation of NCP-Six, the general partners believe the units will likely remain an illiquid investment. This lack of a formal secondary market for the units continues to restrict the ability of investors to increase or decrease their investment in response to changing personal circumstances or the performance of NCP-Six.



     Pursuant to the terms of the NCP-Six partnership agreement, NCP-Six is currently scheduled to terminate on December 31, 2001 unless the NCP-Six partnership agreement is amended to extend its term. Furthermore, NCP-Six has always incurred various amounts of borrowing to acquire, develop and operate its cable systems. NCP-Six has a $33,000,000 revolving credit facility with a syndicated lending group led by First Union National Bank as the lending banks' administrative agent. As of March 31, 2001, NCP-Six had outstanding approximately $28,215,281 of borrowings from that facility, which as of last year had a maturity date of December 31, 2000. While the managing general partner has been successful in negotiating an extension of the credit facility's maturity date until September 30, 2001, NCP-Six's lenders have indicated that they are unwilling to further extend the facility's maturity date due to the impending expiration of NCP-Six's term.



     In the spring of 1999, the managing general partner began to explore potential means to sell NCP-Six's assets to provide a liquidity event for the limited partners. Those efforts were motivated by the length of time over which limited partners have held their investment, the belief that limited partners would welcome the opportunity to liquidate their investment in NCP-Six, and both the impending maturity date of NCP-Six's credit facility and expiration of NCP-Six's term.



     Neither of the general partners have undertaken any general solicitation or survey of limited partners to determine the desire of limited partners to liquidate their investment in NCP-Six. However, based on unsolicited comments and questions from limited partners with respect to a liquidation of their investment, the general partners believe that NCP-Six's limited partners may welcome the opportunity. Furthermore, unlike today, in the late 1980's and early 1990's the market for buying and selling cable systems was significantly constrained by the lack of available financing and the implementation of governmental regulations capping rates that cable operators were allowed to charge for services. Recent industry consolidation, and market interest in cable systems due to digital and Internet services appear to the managing general partner to have improved valuations for cable systems. These events, coupled with the impending maturity of NCP-Six's credit facility and the expiration of NCP-Six's term, influenced the general partners' timing in exploring opportunities to pursue a sale of NCP-Six's assets.



       SECONDARY SALES OF LIMITED PARTNERSHIP UNITS



     The general partners' actions have also been motivated by activity of unrelated third parties in making unsolicited offers to purchase units of NCP-Six at prices which, in the managing general partner's opinion, do not fairly represent the underlying value of limited partner units in NCP-Six. The offers that have come to the managing general partner's attention include the following:



                  OFFERING PARTY                            DATES OF OFFER          OFFER AMOUNT
                  --------------                            --------------         ---------------
                                                                                   (PER $500 UNIT)
Madison Liquidity Investors........................  January, 2001                 $650
Everest Cable Investors LLC........................  January, 2001                 $600
                                                     June - July, 2000             $500
LP Investors, LLC..................................  January, 2000                 $600
Kendall Investment Partners........................  April, 2000                   $685
American Partnership Board (Auction Process).......  November, 1999 - April, 2000  $801 - $908



These offers are for amounts below the currently forecasted proceeds to be received by the limited partners of NCP-Six per partnership unit if the proposed sales are consummated as planned. These offers are also for amounts below the general partners' prior estimated distributions to limited partners of NCP-Six upon liquidation of NCP-Six based on appraisals of NCP-Six's assets obtained prior to the date of these offers, and the managing general partner's belief as to the value of NCP-Six's assets. See "The Proposed Transaction -- Appraisal Process and Fairness Opinion; Summary of Reports -- Daniels & Associates Appraisal" and "-- Communications Equity Associates Appraisal."



     Northland Communications Corporation currently serves, and in the past has served, as the managing general partner of several limited partnerships. It has been Northland Communications Corporation's experience that especially as the end of the term of a partnership grows near, unsolicited offers are made for limited partnership units at values that are less than the value of the partnership's underlying assets. These offers are made with the expectation of a positive return upon liquidation of the partnership at or near the expiration of the partnership's term. The managing general partner is not familiar with how the parties making unsolicited offers for limited partnership units in NCP-Six have arrived at their offered price, nor is the managing general partner familiar with the auction process used by the American Partnership Board which has resulted in the sale of limited partnership units in NCP-Six from time to time. The managing general partner has, however, referred limited partners who have desired to sell their partnership units to the American Partnership Board since the American Partnership Board's auction process at various times can provide a mechanism for the sale of limited partnership units where a secondary market for the sale of those units does not otherwise exist.



       CHRONOLOGY OF EVENTS LEADING UP TO THE PROPOSED SALES



     Beginning in the spring of 1999, the managing general partner started to research what options were available to provide a liquidity event for the unaffiliated limited partners of NCP-Six. At that time, representatives of the managing general partner contacted Cairncross & Hempelmann, NCP-Six's legal counsel, to discuss options available to NCP-Six to provide an opportunity for liquidity to the limited partners. Representatives of the managing general partner held similar discussions with appraisal firms (Daniels & Associates and Communications Equity Associates), and the managing general partner and the administrative general partner engaged in general discussions regarding a liquidity event for the unaffiliated limited partners. During these general discussions, both the managing general partner and the administrative general partner expressed a common goal of striving to determine the best means for selling the assets of NCP-Six for a price that would result in the most favorable return to the limited partners of NCP-Six. Although the managing general partner and the administrative general partner are general partners of a number of other cable television system limited partnerships, the administrative general partner is independent of Northland Communications Corporation. See "Information About NCP-Six -- Affiliates of NCP-Six."



     The possibility that Northland Communications Corporation or one of its affiliates might acquire the assets of NCP-Six arose from the outset of these discussions. Northland Communications Corporation and its affiliates were seen as possible purchasers of the assets since they are in the business of acquiring and operating cable television assets similar to those owned by NCP-Six, and Northland Communications Corporation has previously purchased assets from various limited partnerships in which it has served as a general partner.

John S. Whetzell and Richard I. Clark, who are senior officers of the managing general partner and who are each shareholders of Northland Telecommunications Corporation, the sole shareholder of the managing general partner, were required to assess the opportunity presented to both NCP-Six and Northland Communications Corporation by the prospect of a sale or other disposition of the assets. By virtue of their dual capacity and their ownership interest in the managing general partner, Mr. Whetzell and Mr. Clark faced a conflict of interest in making this assessment.



     During the spring of 1999, the managing general partner and the administrative general partner discussed the feasibility of soliciting offers for the proposed sale of the assets of NCP-Six from third parties. In evaluating the possibility of Northland Communications Corporation or an independent third party acquiring the assets, the general partners' primary motivating factor was their desire to obtain liquidity for the unaffiliated limited partners at a maximized value. The general partners recognized that the assets might be more attractive to a Northland Communications Corporation affiliate than to a third party. Factors identified that could make the acquisition more attractive to a Northland Communications Corporation affiliate included Northland Communications Corporation's familiarity with the operation of the assets of NCP-Six and the ownership by the companies affiliated with Northland Communications Corporation of other cable television systems in the vicinity of some of NCP-Six's assets. This proximity may afford the companies affiliated with Northland Communications Corporation an opportunity to benefit from centralized billing, management, advertising, maintenance, installation, customer service and support personnel. While other third-party cable system owners and operators have cable systems adjacent to certain of the assets, NCP-Six is not aware of any single entity which owns or operates cable television systems near all or substantially all of the systems owned by NCP-Six. Accordingly, a third party may not experience the same efficiencies as those available to the companies affiliated with Northland Communications Corporation. A third-party purchaser would also be forced to bear transaction costs that a Northland Communications Corporation affiliate would not be required to bear. For example, Northland Communications Corporation's engineers are currently familiar with the technical aspects of the systems comprising the assets of NCP-Six, and Northland Communications Corporation's management is familiar with NCP-Six's on-site operations and administrative staff. A third-party purchaser presumably would be required to devote additional management, administrative, human resources and technical attention to the operation of the assets while gaining the degree of familiarity with the assets that Northland Communications Corporation has already attained.



     In April 1999, after concluding that a sale of the assets of NCP-Six was a possibility, the general partners determined that it was an appropriate time to obtain an appraisal of the fair market value of NCP-Six's assets. Representatives of the managing general partner met with representatives of Daniels & Associates and Communications Equity Associates to discuss the potential sale of NCP-Six and an appraisal of NCP-Six's assets. These discussions focused on the background of NCP-Six and the makeup of NCP-Six's assets and operations. The nature of these discussions were focused on instructing both Daniels & Associates and Communications Equity Associates to determine separate valuations for the assets of NCP-Six based on their respective independent methodologies. These firms are recognized by the general partners for their experience in appraising cable television systems and other media-related businesses and were selected in large part based on their experience in the cable television industry generally and on their research capabilities and resources.



     Between April 26, 1999 and May 5, 1999, representatives of Daniels & Associates and Communications Equity Associates met with Mr. Clark to perform on-site due diligence inspections of the systems and the communities served. On May 25, 1999, NCP-Six formally engaged Communications Equity Associates to perform an appraisal of the fair market value of NCP-Six's assets with a valuation date as of July 1, 1999. On June 25, 1999, NCP-Six formally engaged Daniels & Associates to also perform an appraisal of the fair market value of NCP-Six's assets with the same valuation date of July 1, 1999.



     In early July 1999, Daniels & Associates and Communications Equity Associates each delivered its written appraisal to the managing general partner valuing NCP-Six's assets as of July 1, 1999. The Daniels & Associates appraisal valued the assets at $73.3 million. The Communications Equity Associates appraisal valued the assets at $74.6 million.

     Concurrently with the appraisal process, the general partners evaluated the possibility of obtaining third-party bids for the purchase of the assets. While Northland Communications Corporation had an interest in acquiring the assets of NCP-Six, that interest was outweighed by other operational priorities of the companies affiliated with Northland Communications Corporation, and as a result neither Northland Communications Corporation nor its affiliated companies were prepared to submit an offer to purchase NCP-Six's assets. Even if the companies affiliated with Northland Communications Corporation had been prepared to acquire the assets at the time, the managing general partner determined that a bid solicitation process would be used in an effort to secure the highest possible price by involving several potential purchasers. Based on the managing general partner's experience in connection with transactions involving similar sized cable television systems, and the physical location of NCP-Six's systems, the general partners concluded that soliciting third-party purchasers for the assets would require NCP-Six to retain a broker. In an effort to obtain the best transaction value for the limited partners, the managing general partner decided on a strategy whereby NCP-Six would engage a broker to identify qualified potential buyers and solicit the highest and best offer from each potential purchaser, after which the general partners would review the dollar amount and terms of the offers received.



     During July 1999, the general partners discussed the formation of a special committee to review anticipated offers and concluded that the expense of forming a special committee outweighed any benefits to the limited partners that might result from independent representation. As part of forming a special committee, NCP-Six would be required to establish a procedure for selecting representative unaffiliated limited partners to serve on the committee. NCP-Six would have to locate limited partners who would be willing to serve and would have to incur management time and expense in educating the committee as to all aspects of NCP-Six's business. NCP-Six would have to pay for committee member travel expenses to the systems and travel expenses for committee meetings. NCP-Six would also have to obtain liability and indemnification insurance for each committee member. Finally, the general partners determined that a special committee was not warranted because they believed that the steps being taken to structure the proposed transaction constituted sufficient safeguards to protect the limited partners' interests. Those steps included:



     - soliciting bids from third parties through an experienced broker of cable television systems;



     - commissioning two independent appraisals of the fair market value of the assets to be used as a benchmark for evaluating the third-party bids; and



     - obtaining approval of a majority of NCP-Six's unaffiliated limited partners before a sale could be made to either a third party or to the managing general partner or any of its affiliates.



          1999 THIRD-PARTY BID SOLICITATION PROCESS



     On July 2, 1999, NCP-Six engaged Daniels & Associates to assist in brokering the sale of NCP-Six's cable systems to a third party. The managing general partner, in conjunction with input from Daniels & Associates, developed a bid process to solicit interest from third-party purchasers. Specifically, the bid process entailed sending a confidential memorandum to each party deemed by Daniels & Associates to be a potential purchaser of the assets. That confidential memorandum included the following:



     - an executive summary of NCP-Six's cable systems and geographic location of those systems;



     - a summary of subscribers for each cable system;



     - a summary of rates and programming for each system;



     - a summary of operations and assets to be sold;



     - a summary of technical information describing the systems and their technological characteristics;



     - a description of the markets served by each system; and



     - a compilation of historical financial data.



     Along with the confidential memorandum, Daniels & Associates included a proposed form of asset purchase agreement prepared by counsel for NCP-Six. Bidders were advised that they were free to mark up the proposed asset purchase agreement form when submitting their bids, but that material deviations from the proposed form of agreement could have a negative impact on the attractiveness of their offer. Potential purchasers were instructed to submit their bid to Daniels & Associates no later than August 20, 1999. They were also invited to tour NCP-Six's facilities upon confirmation of serious interest.



     During July and early August 1999, Daniels & Associates contacted 35 potential purchasers regarding the solicitation of bids for the sale of all or a portion of NCP-Six's assets. The potential purchasers were selected by Daniels & Associates based on the broker's expertise in the marketplace and belief as to purchasers that might be interested in purchasing systems similar to NCP-Six's. Daniels & Associates provided each of the 35 potential purchasers with a copy of the confidential memorandum prepared by the managing general partner and Daniels & Associates.



     In early August 1999, two potential purchasers performed on-site due diligence reviews of NCP-Six's cable systems under the supervision of Daniels & Associates. On August 20, 1999, the submission date for third-party bids, Daniels & Associates received offers from three potential purchasers ("Bidder A," "Bidder B" and "Bidder C"). Neither Northland Communications Corporation nor any affiliated company submitted a bid. The offer by Bidder A proposed the purchase of all of NCP-Six's assets for a price of $76 million. The offer submitted by Bidder B included two options -- first, for all of the assets at a price of $70.4 million and, second, for all of the Mississippi operating group assets at a price of $46,635,000. The offer submitted by Bidder C proposed the purchase of only the Starkville, Mississippi system at a price of $19 million.



     The following table summarizes the four bids submitted, including identifying the NCP-Six assets subject to the bid, the total purchase price offered and the purchase price divided by the number of subscribers in the systems subject to the offer (which in the managing general partner's professional opinion is an accepted valuation statistic in the cable television industry):



                                                            ESTIMATED PRICE
BID    BIDDER            ASSETS            PURCHASE PRICE   PER SUBSCRIBER
---   --------           ------            --------------   ---------------

 1    Bidder A   All                        $76,000,000         $2,303

 2    Bidder B   All                        $70,400,000         $2,136

 3    Bidder B   Mississippi only           $46,635,000         $2,389

 4    Bidder C   Starkville, Mississippi    $19,000,000         $2,312



     On August 30, 1999, Mr. Whetzell, Mr. Clark, other senior officers of the managing general partner and representatives of NCP-Six's legal counsel, Cairncross & Hempelmann, met to review and evaluate the four offers. They reviewed the scope of the offers, the terms and amounts of the proposed purchase prices, and other conditions to the four offers. Primary attention was given to the price offered by Bidder A since it was significantly higher than the other bids submitted. At the meeting, the terms of each of the offers were evaluated and a list of questions and clarification points was prepared for follow-up with Bidder A. Specifically, the points for which clarification was sought from Bidder A included clarification on conditions to signing a definitive agreement, financing and the availability of funds, and Bidder A's proposed remedies for any breach of the definitive agreement once it was signed.



     On August 30, 1999, after the meeting of senior officers of the managing general partner, NCP-Six rejected the bids of Bidder B and Bidder C. NCP-Six rejected Bidder B's bid for all of the assets because the proposed purchase price was significantly lower than the purchase price proposed by Bidder A. NCP-Six rejected Bidder B's bid for the assets of the Mississippi systems, and rejected Bidder C's bid for the assets of the Starkville system because the managing general partner felt that selling only a portion of the assets of NCP-Six without a mechanism for selling the remaining assets of NCP-Six was not in the best interests of NCP-Six or its limited partners.



     The managing general partner's reluctance to sell only a portion of NCP-Six's assets without a means to sell the remaining assets is based on two factors. First, a partial asset sale for an amount that is less than NCP-Six's outstanding debt will not provide liquidity to limited partners since NCP-Six is subject to certain loan covenants that require it to pay the proceeds from any sales of assets outside the ordinary course of business towards the cancellation of debt prior to making any distributions to limited partners. Second, if only certain of NCP-Six's assets are sold, NCP-Six's fixed administrative and management expenses will use a higher percentage of available operating cash flow.



     Had Bidder B or Bidder C's bids for only a portion of NCP-Six's assets been significantly higher (on a per subscriber basis) than the corresponding bid for all of the assets submitted by Bidder A, the managing general partner acknowledged that it would consider the sale of a select portion of NCP-Six's assets, but only under circumstances that would result in obtaining a premium purchase price. Otherwise, at the August 30, 1999 meeting, the managing general partner expressed the goal of only selling a portion of NCP-Six's assets in conjunction with one or more sales that would provide for the combined sale of the entirety of the assets of NCP-Six and its subsequent liquidation. Given the extent of the brokerage effort undertaken by Daniels & Associates, the general partners did not believe any other potential purchasers would come forward to buy NCP-Six's other systems.



     In order to negotiate what, at the time, seemed to be the bid most in line with the interests of the limited partners of NCP-Six, the general partners focused their efforts on the offer of Bidder A. Specifically, Bidder A's offer included the following material terms:



     - an all cash purchase price of $76 million for all of the assets of NCP-Six, subject to certain adjustments;



     - an assumption that at least 33,000 subscribers would be delivered at closing, and a purchase price adjustment equal to $2,300 multiplied by the number of NCP-Six subscribers under 33,000 actually delivered;



     - prior to closing, a $3.5 million break up fee to be secured by a letter of credit and to serve as liquidated damages to Bidder A if NCP-Six breached the agreement prior to closing;



     - after closing, a hold-back escrow equal to $3.5 million to secure NCP-Six's indemnification obligations for one year from the closing date;



     On September 3, 1999, the managing general partner responded by letter to Bidder A, requesting clarification on several threshold matters concerning Bidder A's proposal. The letter specifically requested clarification on conditions to signing a definitive agreement, financing and the availability of funds, and bidder A's proposed remedies for a breach of the definitive agreement.



     On September 9, 1999, Mr. Whetzell, Mr. Clark, other senior officers of the managing general partner and representatives of Cairncross & Hempelmann met to discuss oral comments provided by representatives of Bidder A. Those comments failed to provide a definitive response to the questions posed by the managing general partner's September 3 letter to Bidder A. The managing general partner then decided to request from Bidder A a written response to the September 3, 1999 letter, and set September 17, 1999 as the deadline for that response.



     On September 17, 1999, Bidder A responded in writing to the managing general partner's letter of September 3, 1999. Bidder A confirmed its willingness to sign a definitive agreement prior to limited partner approval of the sale on the condition that if limited partner consent was not obtained NCP-Six would pay Bidder A's costs and expenses. Bidder A's response also included a new provision for payment of a break-up fee if the transaction was not consummated due to the failure of the limited partners to approve the transaction and the assets were subsequently sold to another party within three years. The break-up fee payment was to be the greater of (i) $3.8 million or
(ii) 50% of the difference between the actual sale price for those assets and Bidder A's offer. The response also clarified that Bidder A would not require financing to close because it had adequate funds available.



     On September 23, 1999, Mr. Whetzell, Mr. Clark, other senior officers of the managing general partner, the administrative general partner and representatives of Cairncross & Hempelmann participated in a conference call to discuss the offer from Bidder A as revised by its September 17, 1999 letter. The meeting focused on the terms of the offer, including the break-up fee, payment terms for the purchase price and the terms of Bidder A's proposed asset purchase agreement.

     Representatives of the general partners exhaustively reviewed the terms of Bidder A's offer for the NCP-Six assets, including holding discussions with Daniel & Associates. Based on the nature of the prior oral comments from Bidder A and discussions between Bidder A and Daniels & Associates, the general partners concluded that further negotiations with Bidder A would simply result in additional delay without successful results.



     Finally, on September 23, 1999, the general partners rejected the bid of Bidder A and did not negotiate further with Bidder A. The general partners determined that the $76 million purchase price proposed by Bidder A provided excellent value to the limited partners since the proposed purchase price exceeded the appraised value of the assets as determined by Daniels & Associates and by Communications Equity Associates. However, the general partners also concluded that the terms of the purchase agreement submitted by Bidder A under which the assets would be sold were not as advantageous to NCP-Six and could significantly decrease the value of the transaction to the limited partners of NCP-Six. The general partners placed particular emphasis on the break-up fee if the transaction was not closed, the downward adjustment of the purchase price in the event of a short-fall in the number of subscribers delivered at closing and the representations and warranties required by Bidder A. At the time, a company affiliated with Northland Communications Corporation had not yet made an offer to purchase the assets of NCP-Six, and the general partners' decision to reject Bidder A's offer was not based on an expectation that a company affiliated with Northland Communications Corporation would subsequently attempt to make an offer for those assets.



            NORTHLAND COMMUNICATIONS CORPORATION'S 1999 EFFORT TO PURCHASE ALL OF NCP-SIX'S ASSETS



     After NCP-Six broke off negotiations with Bidder A because NCP-Six could not accept Bidder A's terms, Mr. Whetzell and Mr. Clark expressed the willingness of Northland Communications Corporation to attempt to purchase all of NCP-Six's operating systems for $76,000,000. This offer was based on the same valuation proposed by Bidder A, but contemplated that Northland Communications Corporation's purchase price would be paid in part by delivery of a $3,800,000 promissory note with a term of one year and an interest rate of 6 1/2%. The amount of the promissory note was substantially equivalent to the $3,500,000 hold-back escrow amount proposed by Bidder A.



     Northland Communications Corporation explained that it would undertake an effort to try to secure financing to purchase the assets for the $76 million dollar purchase price proposed by Bidder A, but that Northland Communications Corporation was not sure it could secure such financing at the time because Northland Communications Corporation and its affiliates were unwilling to subject themselves to unfavorable borrowing conditions such as unacceptable debt service levels caused by a higher interest rate or shorter term of borrowing, and onerous restrictive loan covenants and/or the requirement of loan guarantees. While Northland Communications Corporation submitted its informal offer, no definitive agreement was negotiated or signed between Northland Communications Corporation and NCP-Six since both parties understood that if suitable financing could not be secured, the transaction would not proceed. At that time, the general partners both concluded that if Northland Communications Corporation could not secure acceptable financing for the purchase of the assets, then a second round of bidding would be solicited.



     The general partners compared Northland Communications Corporation's 1999 offer to the offer of Bidder A that had previously been rejected. Several aspects of Northland Communications Corporation's offer were seen by the general partners to be more favorable to NCP-Six than the prior offer of Bidder A. The more favorable aspects of Northland Communications Corporation's 1999 offer included:



     - No Break-Up Fee. A significant factor that lead the general partners to reject Bidder A's offer was the break-up fee proposed by Bidder A. If the asset purchase agreement was signed with Bidder A, but the transaction failed to close because the limited partners failed to approve it, then NCP-Six would have been liable to Bidder A for its costs and expenses (including attorneys' fees) incurred with respect to the transaction (such as due diligence expenses and costs of negotiating the agreement). In addition, if at any time in the subsequent three years NCP-Six sold the assets to another party, NCP-Six would have been required to pay to Bidder A the greater of $3.8 million or 50% of the amount for which the assets were sold in excess of $76 million. The general partners believed that these provisions regarding payment of a break-up fee and reimbursement of costs and attorneys' fees represented a significant potential liability to NCP-Six had the partnership proceeded with the transaction with Bidder A. Additionally, the general partners were concerned that the break-up fee provision may have had the negative effect of inducing limited partners to approve the transaction, regardless of its merits, merely to avoid payment of the break-up fee. In contrast, Northland Communications Corporation's 1999 offer did not include a break-up fee or a reimbursement of expense provision.



     - Limited Representations and Warranties. A significant difference between Northland Communications Corporation's 1999 offer and Bidder A's bid was the breadth of the representations and warranties that NCP-Six would be required to make. It is typical in business asset purchase agreements for the seller to make extensive representations and warranties about the seller's business and the assets to be acquired. The accuracy and completeness of such representations by the seller is a condition to the buyer's obligation to close the transaction. Claims for indemnification made by the buyer against the seller after the closing of an asset purchase transaction are often based on the seller's representations and warranties. In the proposed asset purchase agreement submitted by Bidder A, NCP-Six would have been required to make extensive representations and warranties about the systems, the subscribers and other aspects of its business. On the other hand, because Northland Communications Corporation, as managing general partner of NCP-Six, has extensive knowledge about NCP-Six's operations, Northland Communications Corporation required NCP-Six to make only a very limited number of representations and warranties. The representations and warranties required by Northland Communications Corporation related solely to partnership power and authorization matters, rather than representations about the systems or the business. The limited number of representations requested of NCP-Six by Northland Communications Corporation in 1999 were the minimum required to assist Northland Communications Corporation with its application for financing.



     - No Adjustment for Number of Equivalent Basic Subscribers. Northland Communications Corporation's 1999 offer did not include any downward adjustment to the transaction price based on the number of equivalent basic subscribers served by the systems at closing. In contrast, the bid submitted by Bidder A included a downward adjustment to the purchase price of $2,300 for every subscriber delivered at closing below 33,000 subscribers. The general partners felt that this was a significant negative factor of Bidder A's bid due to the recent historical attrition in subscriber counts experienced by NCP-Six primarily due to increased competition from satellite delivered services. As of July 1999, the total estimated number of equivalent basic subscribers served by NCP-Six's systems was 32,597, representing an approximate 1.8% decrease in the number of these subscribers from the estimated total of 33,183 for the prior year at July 1998. That amount as of July 1999 also represented a 1.1% decrease from the number of equivalent basic subscribers at March 31, 1999 of 32,963. The number of subscribers at March 31, 1999 was provided to all third-party bidders by Daniels & Associates. Based on the number of equivalent basic subscribers at July 1999, the purchase price from Bidder A would have been adjusted downward from $76 million to approximately $75,073,100, and it would have been subject to further decrease if the number of subscribers at closing declined from the July 1999 figure.



     - No Post-Closing Escrow Deposit by NCP-Six. The offer received from Bidder A included a provision requiring NCP-Six to deposit $3.5 million of the sales proceeds into a hold-back escrow account to secure any indemnification rights of Bidder A after closing. The escrowed funds would have been released one year from closing to the extent that Bidder A had not made any claim against them due to a breach of any representations or warranties associated with the sale of the assets by NCP-Six. This post-closing escrow would have had the effect of possibly delaying and/or reducing the funds payable to the limited partners at closing. Northland Communications Corporation's 1999 offer did not require NCP-Six to deposit any amount into an escrow account. Northland's 1999 offer did, however, include a $3.8 million promissory note repayable on the first anniversary after closing.



     - Limitation on Liability of NCP-Six. Northland Communications Corporation's 1999 offer included a maximum cap on NCP-Six's liability for any indemnification obligations under the purchase agreement in an amount equal to 4% of the total valuation price (which was approximately $3.04 million). Northland's 1999 offer also included a provision that NCP-Six would not be liable for indemnification until the total amount of claims exceeded $250,000. The form asset purchase agreement sent to prospective third party bidders contained the 4% cap on liability and the $250,000 deductible. However, the bid and further clarification received from Bidder A indicated that the 4% cap was not acceptable and that the amount of the cap and the deductible would need to be negotiated.



     In addition to the favorable terms described above, the general partners considered the following factors of Northland Communications Corporation's 1999 offer that were seen as less favorable than the terms of Bidder A's bid to NCP-Six and its limited partners:



     - Terms of the Promissory Note. Northland's 1999 offer included Northland Communications Corporation's delivery of a $3.8 million promissory note to NCP-Six for a portion of the purchase price. The $3.8 million promissory note proposed by Northland Communications Corporation was to be an unsecured obligation of Northland Communications Corporation and was to be subordinated to Northland Communications Corporation's senior debt (including approximately $53 million in then current senior debt and approximately $66.4 million in additional bank financing that Northland Communications Corporation would have needed to obtain in connection with the transaction proposed by Northland Communications Corporation's 1999 offer). Northland Communications Corporation's promissory note was not to be guaranteed by any other party. The note was also to bear interest at a fixed rate of 6% per annum. The 6% per annum fixed rate of Northland Communications Corporation's promissory note was recognized by the general partners to be below market for similar corporate borrowings.



     - No Earnest Money Deposit by Buyer. The form asset purchase agreement sent to prospective third-party bidders contained a provision that required the buyer to deposit 5% of the total purchase price into an escrow account when the asset purchase agreement was signed to secure the buyer's obligations to close the transaction. The offer received from Bidder A included an agreement by Bidder A to deposit $3.5 million into an escrow account. Northland Communications Corporation's offer, however, did not require it to deposit any amount into an escrow account either at the time the asset purchase agreement was signed, or at any time prior to closing.



     At the time that Northland Communications Corporation informally submitted its 1999 offer to acquire the assets of NCP-Six, the general partners did not compare the likelihood of Northland Communications Corporation obtaining financing for the transaction against the prior representation of Bidder A that Bidder A had secured available funds to consummate the purchase of assets reflected in Bidder A's 1999 bid. Such a determination was not relevant at the time since Bidder A's offer had already been rejected due to Bidder A's requirement of a break-up fee, stringent representations and warranties, and a downward purchase price adjustment in the event of a loss in the number of subscribers prior to closing.



     In October, 1999, representatives of the managing general partner met with representatives of Cairncross & Hempelmann to discuss a preliminary draft of a proxy statement soliciting the consent of limited partners to the sale of NCP-Six's assets to Northland Communications Corporation or one of its affiliated companies. On December 6, 1999, the general partners filed a preliminary draft of the corresponding proxy statement with the Securities and Exchange Commission, while Northland attempted to secure its necessary financing.

               FAILURE OF NORTHLAND COMMUNICATIONS CORPORATION'S 1999 OFFER DUE TO LACK OF ACCEPTABLE FINANCING



     In mid October 1999, Northland Communications Corporation began preliminary discussions with the agent bank of its lending group regarding the financing of its 1999 offer. In January 2000, the lenders presented to Northland Communications Corporation financing terms that were deemed by Northland Communications Corporation to be unacceptable due to the overall cost of the debt, and other terms and conditions that were required as part of the proposed loan commitment.



     In January 2000, Northland Communications Corporation's lenders presented a lending proposal for the financing of Northland Communications Corporation's 1999 offer that included the following specific terms:



     - The companies affiliated with Northland Communications Corporation would have had to restructure into a holding company structure with a new parent corporation that would have been the senior borrower under the proposed credit facility.



     - The newly created holding company would have been required to incur a first tranche of debt equal to $30 million at a rate of libor plus 6%. In addition, the lenders would have required a 2% up front fee for this $30 million first tranche of debt.



     - Northland Cable Properties, Inc., a wholly owned subsidiary of Northland Communications Corporation, would have then been allowed to increase amounts available under its senior credit facility to a credit limit of $100 million. This $100 million credit facility would have covered Northland Cable Property, Inc.'s then existing outstanding debt of approximately $55.8 million, plus additional borrowings necessary to close the proposed purchase of NCP-Six's assets. This $100 million portion of the credit facility would have been at an interest rate of libor plus 2.875%. In addition, the lenders would have required up front fees of 1-1/8% to 1-3/8% for borrowings by Northland Cable Properties, Inc. under this $100 million portion of the credit facility.



     Northland Communications Corporation felt that the interest rates proposed for these borrowings plus the significant up front fees, that were estimated to be in excess of $1.6 million, were not acceptable especially in light of debt service coverage covenants also required by the lenders for the proposed credit facility. When evaluating the cost of debt proposed by its lenders, Northland Communications Corporation evaluated how anticipated cash flow from operations and required debt payments would correspond to debt service and debt to equity covenants proposed by its lenders. In the final analysis, Northland Communications Corporation concluded that the cost of debt and the covenants required by its lenders provided too little flexibility for future operations.



     When Northland Communications Corporation presented its offer to purchase the assets of NCP-Six for a valuation of $76 million, Northland Communications Corporation stated that it had to secure suitable financing to consummate the purchase, and that at the time Northland Communications Corporation did not know whether it could secure such financing under acceptable terms. Northland Communications Corporation's offer was therefore subject to Northland Communications Corporation securing acceptable financing in Northland Communications Corporation's sole discretion. At the time, Northland Communications Corporation was not aware of alternative lending sources that were likely to provide the financing required to make the purchase based on a $76 million valuation. As a result, Northland Communications Corporation rescinded its 1999 offer once Northland Communications Corporation determined that it could not secure acceptable financing. The preliminary proxy statement filed on December 6, 1999 was subsequently withdrawn before being submitted to any unaffiliated limited partners for consideration.



               2000 THIRD-PARTY BID SOLICITATION PROCESS



     In January 2000, as a result of the general partners' continued belief that a significant number of limited partners desire to liquidate their investment in NCP-Six, the managing general partner decided to institute a second round of bidding in which Northland Communications Corporation would actively participate. The managing general partner felt that a second round of bidding was more appealing than contacting only Bidder A and Bidder B in an effort to reopen negotiation of the offers they made in response to the first bid solicitation. This conclusion was reached since the general partners had determined that further negotiations with Bidder A would not be successful, and based on the amount bid by Bidder B, the general partners had hoped that a second round of bidding would secure a higher purchase price. Furthermore, both Bidder A and Bidder B were invited to participate in the second round of bidding in order to provide them an opportunity to express their willingness to further negotiate for the purchase of the assets if they expressed an interest to pay the maximum value for those assets.



     When considering a second round of bidding the general partners continued to be motivated by the impending maturity date of NCP-Six's credit facility, the approaching expiration date of NCP-Six's term, and the continued positive market environment for cable systems. The second bid solicitation process provided for the ability to submit bids, on a system by system basis, for the separate cable systems of NCP-Six, but the goal remained to find a means to sell all of the systems of NCP-Six for a fair price before the maturity of NCP-Six's debt and the expiration of NCP-Six's term. Accordingly, NCP-Six once again engaged Daniels & Associates to assist in brokering the sale of its cable systems. Preparations for Daniels & Associates to solicit the second round of bidding and the updating of bid books took place between January 2000, the date when the managing general partner decided to solicit a second round of bids, and the middle of July. During this six month period the managing general partner continued to service the operational requirements of NCP-Six and worked with Daniels & Associates as needed to prepare for the solicitation of new bids.



     During June and July 2000, Daniels & Associates again contacted 35 potential purchasers regarding the sale of NCP-Six's systems, including all of the 1999 bidders. The 35 potential purchasers contacted by Daniels & Associates were the same purchasers contacted by Daniels & Associates during the first bid solicitation process. On July 18, 2000, Daniels & Associates provided each of the potential purchasers who expressed an interest in purchasing some or all of the assets with a form asset purchase agreement and with information about NCP-Six. Bidders were instructed to submit to Daniels & Associates, by August 8, 2000, an offer for some or all of the assets of NCP-Six. Submitted offers were to include the bidder's highest non-negotiable purchase price and a mark-up of the form asset purchase agreement indicating the terms on which the purchaser was willing to agree. NCP-Six would evaluate and review all submitted bids, but would be under no obligation to accept any offer. Bidders were also advised that Northland Communications Corporation or its affiliates might bid on some or all of the assets.



     In order to avoid the possibility that Northland Communications Corporation or any other party could learn of the specific terms of a third-party's bid before Northland Communications Corporation's bid submission, Daniels & Associates advised all bidders that the bids were to be marked as "confidential" and then sent only to an independent law firm, Hubbard and Johnson, P.C., who would hold each bid on a blind bid basis. The bid results would then only be disclosed after the deadline for submission of bids had passed. Similar procedural safeguards were not followed in the 1999 bidding process. On July 28, 2000, Daniels & Associates sent each of the potential bidders follow-up bid instructions advising them that if bidders submitted offers within 2% of the top bid (as separately evaluated for each operating system), those bidders would be invited to resubmit second offers for each operating system for which their bids were within the 2% threshold.



     On August 8, 2000, Daniels & Associates received bids for NCP-Six's assets from four different bidders, including a new bid from Bidder A and a bid from Northland Communications Corporation. Of those bids, only Northland Communications Corporation offered to purchase all of the assets of NCP-Six. The other three bidders limited their offers to between one and two operating systems. While Bidder A had bid for all GNCP-Six's Operating System in 1999, Bidder A's 2000 bid was limited to NCP-Six's Mississippi Systems.

     The following table summarizes the four bids received in 2000, including identifying the NCP-Six assets subject to each bid, the total purchase price offered and the purchase price divided by the number of subscribers in the systems subject to each offer:



                                                                                     ESTIMATED
                                                                   PURCHASE            PRICE
  BID          BIDDER                   ASSETS                      PRICE         PER SUBSCRIBER
  ---      --------------               ------                  --------------    ---------------
1          Bidder D          Bennettsville, South Carolina       $ 7,922,000          $1,661
2          Bidder E          Starkville, Mississippi             $26,300,000          $2,113
                             Philadelphia, Mississippi           $13,700,000          $1,982
                             TOTAL FOR MISSISSIPPI SYSTEMS       $40,000,000          $2,067
3          Bidder A          Starkville and Philadelphia,
                             Mississippi (Combined)
                             TOTAL FOR MISSISSIPPI SYSTEMS       $40,000,000          $2,067
4          Northland         Starkville, Mississippi             $32,750,000          $2,632
           Communications    Philadelphia, Mississippi           $13,500,000          $1,953
           Corporation       TOTAL FOR MISSISSIPPI SYSTEMS       $46,250,000          $2,389
                             Highlands, North Carolina           $ 4,600,000          $1,767
                             Barnwell, South Carolina            $11,400,000          $1,896
                             Bennettsville, South Carolina       $ 7,950,000          $1,667
                             TOTAL FOR ALL SYSTEMS               $70,200,000          $2,144



     On August 9, 2000, Mr. Whetzell, Mr. Clark, other senior officers of the managing general partner, and legal counsel from Cairncross & Hempelmann met to review and evaluate the four offers. They reviewed the scope of the offers, the terms and amounts of the proposed purchase prices, and other conditions of the four offers.



     Because Bidder D and Northland Communications Corporation's bids for the Bennettsville system were within 2% of one another, Daniels & Associates contacted both Bidder D and Northland Communications Corporation. Daniels & Associates informed Bidder D and Northland Communications Corporation of their respective opportunities to submit follow-up bids for the Bennettsville system by August 15, 2000. In response, Northland Communications Corporation confirmed the terms of its original bid, but did not increase its offer for Bennettsville. Bidder D instead increased its offer to $8,388,000.



     Similarly, Bidder E's bid of $13,700,000 for the Philadelphia, Mississippi system was higher than, but still within 2% of, Northland Communications Corporation's second highest bid for that system. As a result, both Bidder E and Northland Communications Corporation were invited to submit their second round bids for the Philadelphia, Mississippi system. Northland Communications Corporation responded by confirming its original bid without change, while Bidder E replied that it was only interested in the Philadelphia system if it could also acquire the Starkville, Mississippi system, and based on Northland Communications Corporation's combined offer for both the Starkville and Philadelphia systems, Bidder E withdrew from further bidding.



     On August 16, 2000, the second round of bidding was closed. The following table shows the winning bids from Daniels & Associates 2000 bid solicitation process.



                                                                         ESTIMATED PRICE
     BIDDER                     ASSETS                 PURCHASE PRICE    PER SUBSCRIBER
     ------                     ------                 --------------    ---------------
Bidder D            Bennettsville, South Carolina       $ 8,388,000          $1,759
Northland           Starkville, Mississippi             $32,750,000          $2,632
Communications      Philadelphia, Mississippi           $13,500,000          $1,953
Corporation         TOTAL FOR MISSISSIPPI SYSTEMS       $46,250,000          $2,389
                    Highlands, North Carolina           $ 4,600,000          $1,767
                    Barnwell, South Carolina            $11,400,000          $1,896
                    TOTAL NORTHLAND BID                 $62,250,000          $2,275

     On August 17, 2000, the general partners determined that it was in the best interest of NCP-Six to accept the offers of Bidder D and Northland Communications Corporation, subject to unaffiliated limited partner approval in the case of the Northland Communications Corporation offer. The general partners based their determination to accept Bidder D and Northland Communications Corporation's offers on their conclusion that Bidder D and Northland Communications Corporation submitted the highest bid for the assets covered by their respective offers. The general partners also believed that Bidder D and Northland Communications Corporation's offers proposed the best terms and conditions for consummation of their respective sales. While Bidder D proposed a hold back escrow, which was one of the reasons the general partners finally rejected Bidder A's offer in the 1999 bid solicitation process, Bidder D's offer did not include the break-up fee previously required by Bidder A.



     When the general partners accepted the offer submitted by Northland Communications Corporation in the 2000 bid solicitation, they took into account that Northland Communications Corporation's offer was less than its previously rescinded offer to acquire all of the assets of NCP-Six for a valuation of $76 million. This revised purchase price, however, reflected the maximum amount that Northland Communications Corporation was willing to pay for the assets following Northland Communications Corporation's prior analysis of available financing.



     In the second bid solicitation process, bidders were advised that all cash offers would be considered more favorable than offers that included a deferment of part of the purchase price through promissory notes or other financing. When evaluating Northland Communications Corporation's offer for the Mississippi systems, the general partners took into account that Northland Communications Corporation's offer included a proposed $9,875,000 promissory note with a 6 1/2% interest rate. That rate was below what would customarily be charged in the marketplace. The managing general partner performed a present value analysis of Northland Communications Corporation's offer for the Mississippi systems using a discount factor for Northland Communications Corporation's note equal to the approximate 14.8% rate then in effect for Northland Communications Corporation's outstanding unsecured subordinated bond obligations. After discounting the promissory note to present value using this rate, the general partners determined that Northland Communications Corporation's bid for the Mississippi systems was equivalent to an all cash bid of approximately $45,569,000. Similarly, the managing general partner performed a present value analysis of Northland Communications Corporation's total bid using the same 14.8% discount factor, leading the general partners to determine that Northland Communications Corporation's total bid was equivalent to an all cash bid of approximately $61,144,000. In either case, Northland Communications Corporation's bid was superior to all other bids submitted during the 2000 bidding for those assets covered by Northland Communications Corporation's bid.



     Consideration was also given to the ability of Northland Communications Corporation to obtain necessary financing. The general partners evaluated the outcome of previous discussions held by Northland Communications Corporation with prospective lenders regarding the current lending environment and specific parameters the lenders advised would be necessary to finance Northland Communications Corporation's purchase. These parameters included certain financial covenants such as the ratio of overall debt to operating cash flow, the ratio of operating cash flow to interest expense, limits on the level of capital expenditures and the period over which the debt could reasonably be expected to be repaid. Northland Communications Corporation then prepared projections incorporating these parameters and reported to the general partners that it had determined the necessary financing could most likely be obtained to support its current bid.



               PREPARATIONS FOR SALES TO BIDDER D AND NORTHLAND COMMUNICATIONS CORPORATION



     On September 28, 2000, Mr. Whetzell, Mr. Clark, other senior officers of the managing general partner and legal counsel from Perkins Coie LLP met to discuss a preliminary draft of this proxy statement. Pursuant to an engagement letter dated October 21, 2000, the managing general partner, on behalf of NCP-Six, engaged Houlihan Lokey to conduct a fairness analysis of the consideration to be received by NCP-Six in the sale to Northland Communications Corporation, and separately in the sale to Bidder D.

     On December 20, 2000, the general partners filed a preliminary draft of this proxy statement with the Securities and Exchange Commission. Then on February 16, 2001, the general partners met with Houlihan Lokey at Northland Communications Corporation's office for Houlihan Lokey's formal presentation of its findings with regards to their preliminary fairness analysis. At the meeting, Houlihan Lokey advised that in its opinion the consideration to be received by NCP-Six in the sale to bidder D, and separately in the sale to Northland Communications Corporation, was fair from a financial point of view.



               NEGOTIATIONS WITH BIDDER D



     The managing general partner commenced negotiations with Bidder D to finalize the terms of a definitive asset purchase agreement for NCP-Six's Bennettsville, South Carolina assets in September 2000. Negotiations continued through the middle of March 2001. By that time, the managing general partner felt that the final terms of the asset purchase agreement had been negotiated with Bidder D and that Bidder D had only to sign the agreement. Bidder D, however did not sign the agreement. Instead, by letter dated March 14, 2001 to Mr. Whetzell, Bidder D advised NCP-Six that Bidder D would proceed with the transaction only if the purchase price for the Bennettsville, South Carolina system was lowered to $1,600 per subscriber.



     Mr. Whetzell, Mr. Clark, and other senior officers of the managing general partner met to evaluate the status of negotiations with Bidder D and to review Bidder D's March 14 correspondence. Those present at the meeting expressed frustration at Bidder D's recent position in light of the protracted negotiations that had already taken place. Mr. Whetzell and Mr. Clark also sought clarification on Bidder D's most recent position and instructed the managing general partner's in house legal department to draft a letter to Bidder D seeking clarification.



     On April 4, 2001, the managing general partner sent a letter to Bidder D's deputy general counsel. That letter advised Bidder D that NCP-Six's most recent records reflected that the Bennettsville system had 4,948 equivalent basic subscribers and inquired whether Bidder D was willing to pay $1,600 for each subscriber delivered at closing, or whether Bidder D was simply lowering its original offer to $1,600 per subscriber without an upward adjustment for any subscribers that had been added since the 2000 bids were received. The letter also requested Bidder D to make an earnest money deposit of 5% of the purchase price to secure further execution of a definitive agreement before April 30, 2001.



     On April 9, 2001, Bidder D's deputy general counsel responded to the managing general partner's April 4 letter. Bidder D clarified that it would only pay $1,600 per subscriber for up to a maximum of 4,660 subscribers. If at closing NCP-Six delivered less than 4,660 subscribers, the purchase price would be adjusted downward by an amount equal to $1,600 for each subscriber under 4,660. No corresponding upward adjustment would be allowed. The result would be a maximum purchase price of $7,456,000, with the possibility of a downward adjustment if subscribers fell below 4,660. In its April 9 letter, Bidder D also refused to make an earnest money deposit.



     On April 12, 2001, Mr. Whetzell, Mr. Clark, and the chief financial officer of the managing general partner discussed Bidder D's April 9 letter and concluded that Bidder D's revised maximum purchase price of $7,456,000 was materially less than Northland Communications Corporation's $7,950,000 bid for the Bennettsville system. The general partners also concluded that the bid was subject to a possible downward adjustment if less than 4,660 subscribers were delivered at closing. Finally, they determined that despite the managing general partner's extensive efforts to negotiate a definitive asset purchase agreement with Bidder D, that agreement remained unsigned and Bidder D was now trying to lower the purchase price. Without some form of an earnest money deposit being paid to NCP-Six, Mr. Whetzell and Mr. Clark felt that further negotiations had a much greater likelihood of failure than success. In response, the managing general partner determined that it should recommend calling off any further negotiations with Bidder D in order to provide Northland Communications Corporation the opportunity to purchase the Bennettsville system for its $7,950,000 bid.



     Following the April 12 discussion with Mr. Whetzell, Mr. Clark spoke with the administrative general partner to discuss whether the administrative general partner agreed with terminating further negotiations with Bidder D in order to proceed with Northland Communications Corporation's offer to purchase the

Bennettsville system for $7,950,000. In response, the administrative general partner and the managing general partner both agreed to terminate further negotiations with Bidder D. The general partners then offered the Bennettsville system to Northland Communications Corporation for Northland Communications Corporation's $7,950,000 bid.



            NORTHLAND COMMUNICATIONS CORPORATION'S 2000 OFFER TO PURCHASE ALL OF NCP-SIX'S ASSETS



     Northland Communications Corporation submitted in the second round of bidding offers to purchase all of NCP-Six's operating systems for an aggregate consideration of $70,200,000. The specific amounts offered for NCP-Six's various systems are set forth above under "2000 Third-Party Solicitation Process." The bids from Northland Communications Corporation were the highest bids received during the 2000 bidding, except for the revised bid of $8,388,000 for the Bennettsville, South Carolina system tendered by Bidder D. Based upon these bids, NCP-Six commenced negotiations with Northland Communications Corporation to purchase all of its systems except Bennettsville, South Carolina, and with Bidder D to purchase the Bennettsville, South Carolina system. However, as negotiations with Bidder D began to stall, Northland Communications Corporation reconfirmed its interest in purchasing the Bennettsville, South Carolina system if NCP-Six was unable to secure a signed purchase agreement from Bidder D. Once NCP-Six called off further negotiations with Bidder D, NCP-Six revived negotiations with Northland Communications Corporation regarding the purchase of its Bennettsville operating system for $7,950,000, which is the amount of the initial 2000 bid by Northland Communications Corporation for that system.



     Northland Communications Corporation advised the managing general partner that subject to obtaining financing it desired to structure the acquisition of NCP-Six's operating assets as follows:



          (a) NCP-Six would distribute in-kind to the managing general partner at closing an undivided interest in all NCP-Six's operating systems in full satisfaction of the managing general partner's right to participate in distributions of proceeds from the proposed transaction. This in-kind distribution represents the cash amount that NCP-Six would otherwise distribute to the managing general partner if all operating systems were sold at a value of $70,200,000. This in-kind distribution is valued at $5,879,812 based on NCP-Six's expenses and liabilities equaling the pro forma expenses and liabilities set forth under the "Projected Cash Available from Liquidation" section below. Immediately following closing, the managing general partner will contribute its undivided interest in the operating systems received through the in-kind distribution from NCP-Six to the affiliated purchasers. The purchasers will then own an undivided 100% interest in their respective systems.



          (b) Northland Cable Properties, Inc., a wholly-owned subsidiary of Northland Communications Corporation, would purchase NCP-Six's remaining interest in the Highlands, North Carolina and Barnwell and Bennettsville, South Carolina systems for an aggregate purchase price of $20,036,022.



          (c) Northland Cable Networks LLC, a newly-formed limited liability company in which Northland Communications Corporation has an initial 12.5% equity interest, would purchase from NCP-Six its remaining interest in the Philadelphia and Starkville, Mississippi systems for an aggregate purchase price of $44,250,000. Northland Cable Networks LLC is majority owned and controlled by a group of independent investors led by Providence Growth Investors L.P.. Northland Communications Corporation will manage the day to day operations of Northland Cable Networks LLC under a Management Services Agreement with Northland Cable Networks LLC.



     Then, in May, 2001, it appeared that Northland Cable Properties, Inc. would not be able to secure sufficient borrowing capacity under its credit facility to purchase each of the Highlands, North Carolina, and Barnwell and Bennettsville South Carolina systems. As a result, Northland Communications Corporation proposed that another of its affiliates, Northland Cable Television, Inc., be assigned the rights to purchase the Highlands, North Carolina system under Northland Cable Television, Inc.'s separate credit agreement. Northland Communications Corporation also proposed that Northland Cable Networks LLC be designated as the proposed purchaser of the Bennettsville, South Carolina system subject to the approval of the investor group that controls Northland Cable Networks LLC. The valuation assigned to each of the systems was to remain that valuation proposed by Northland Communications Corporation in its 2000 bid.

     On May 29, 2001, Northland Cable Networks LLC and NCP-Six executed an Asset Purchase Agreement, a copy of which is attached hereto as Exhibit E, for the purchase and sale of NCP-Six's Philadelphia and Starkville, Mississippi systems. On June 14, 2001, Northland Cable Properties, Inc. and NCP-Six executed an Asset Purchase Agreement, a copy of which is attached hereto as Exhibit G, for the purchase and sale of NCP-Six's Barnwell, South Carolina system. On June 14, 2001, Northland Cable Television, Inc. and NCP-Six executed an Asset Purchase Agreement, a copy of which is attached hereto as Exhibit H, for the purchase and
sale of NCP-Six's Highlands, North Carolina system. Finally, on July   , 2001,
Northland Cable Networks LLC and NCP-Six signed a Letter of Intent, a copy of which is attached hereto as Exhibit F, for the purchase and sale of NCP-Six's Bennettsville, South Carolina system. The specific terms of each purchase and sale are discussed in greater detail under the section of this proxy statement titled "Specific Terms of the Proposed Transaction."



     The consideration payable for these operating systems is to be made through a combination of cash and promissory notes, as described in detail under "Specific Terms of The Proposed Transaction." Northland Communications Corporation's 2000 bid originally proposed that the promissory notes to be delivered to NCP-Six would be paid through two equal principal installments, together with accrued interest, payable on the first and second anniversary of the closing. However, after discussions with potential lenders, Northland Communications Corporation determined that it would be necessary to extend the term of the promissory notes from two years to three years in response to concerns raised by the lending banks.



     The managing general partner expressed concern about extending the term of the purchasers' promissory notes for an additional year, especially in light of the 6 1/2% rate on those promissory notes. Northland Communications Corporation then offered to increase the interest rate on the promissory notes to be delivered to NCP-Six at closing from 6 1/2% to 8%, provided the term of the notes was increased from two to three years. Northland Communications Corporation then reiterated that without extending the term of those promissory notes, there was a likelihood that the purchasers would be unable to obtain acceptable bank financing required to close the proposed transaction. The managing general partner determined that the one year extension of the term of the promissory notes coupled with the increase in the interest rate from 6 1/2 to 8% did not materially change the present value of the proposed transaction compared to Northland Communications Corporation's 2000 bid. The general partners did not conclude that the 8% rate of the promissory notes was equivalent to the market rate for equivalent loans to borrowers with similar risk characteristics as the purchasers. Instead, the general partners accepted the 8% rate as a necessary term of Northland Communications Corporation's bid.



     REASONS FOR THE PROPOSED SALES



     The general partners believe the reason for NCP-Six to enter into the proposed sales is that it provides an opportunity for the efficient winding up of NCP-Six near the expiration of its term for an amount they believe represents fair value for NCP-Six's assets. In reaching their conclusion to present the proposed sales to NCP-Six's unaffiliated limited partners for approval the general partners considered the following factors:


     - the past and projected financial and operational performance of NCP-Six;

     - the relative lack of liquidity for limited partnership units in NCP-Six;

     - the recent unsolicited offers to purchase units at prices which, in the managing general partner's opinion, do not fairly represent the underlying value of the units;

     - the impending expiration of NCP-Six's term on December 31, 2001, according to the NCP-Six partnership agreement;


     - the potential alternatives to the proposed sales, including the alternative of remaining as an independent active operator of the systems and of selling portions or all of the systems to unaffiliated third-parties;



     - the terms of the proposed asset purchase agreements presented by Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television, Inc.

     The general partners also considered the following risks and potentially negative factors in deliberations concerning the proposed sales:



     - the possibility that the value of the systems and assets might increase from the proposed sale valuations prior to or following closing of the various asset sales;



     - the conflicts of interest facing the managing general partner in structuring and implementing the proposed sales;



     - the terms of the promissory notes to be delivered by the purchasers as part of the purchase price in the proposed sales, including their eight percent interest rate, and that the notes will be unsecured and junior to all other past or future debt of Northland Communications Corporation in the case of the Northland Communications Corporation notes, and Northland Cable Networks LLC in the case of its notes;



     - the tax impact of the proposed sales on limited partners; and



     - the costs of the proposed sales and the effect of transaction expenses and other known and contingent liabilities on the net amount to be distributed to limited partners.



Following their analysis of the factors considered, the general partners concluded that the anticipated benefits of the proposed sales to the limited partners of NCP-Six outweighed the possible disadvantages.



     Northland Cable Networks LLC's, Northland Communications Corporation's, Northland Cable Properties, Inc.'s and Northland Cable Television, Inc.'s reasons for entering into the proposed sales, are to acquire additional cable assets for a suitable price in geographic locations that are complimentary to Northland Communications Corporation's existing operations. If the proposed sales close, Northland Communications Corporation and its affiliates will acquire additional cable assets at a price, and corresponding level of borrowing, that they deem acceptable. Since Northland Communications Corporation will receive an in-kind distribution of a portion of the assets being purchased equal in value to the amount Northland Communications Corporation would otherwise receive upon liquidation of NCP-Six. Northland Communications Corporation's affiliates will be able to consummate the proposed sales with less cash at closing than if they were purchasing the assets from another seller. Assuming that all of the proposed sales are closed, the value of the in-kind distribution to be received by Northland Communications Corporation as managing general partner is estimated to equal approximately $5,879,812.



     Another reason for the general partners to enter into the proposed sales is that it provides an opportunity to wind up NCP-Six near the end of NCP-Six's term for a positive return. Also, under the NCP-Six partnership agreement, the managing general partner and certain of its affiliates are entitled to receive payment of management and other fees from NCP-Six for its services and for cost reimbursements prior to liquidation of NCP-Six. The estimated amounts of these fees and reimbursements as of March 31, 2001 totaled $37,298. The NCP-Six partnership agreement similarly provides that the administrative general partner is entitled to receive its pro rata portion of the distributions to be made to the partners of NCP-Six upon liquidation. Assuming that all of the proposed sales are closed, the estimated total cash proceeds (excluding interest on the notes to be delivered at closing by the purchasers) payable to the administrative general partner is approximately $1,441,937. See "Projected Cash Available from Liquidation." These amounts are not, however, unique to the proposed sales and would still be received by the managing general partner and the administrative general partner if the assets were being sold to a third-party purchaser for a price equal to the valuation of the proposed sales.



     Mr. Clark's reason for the proposed sales is that as a limited partner in NCP-Six, Mr. Clark desires to liquidate his investment in NCP-Six, and the proposed sales provide him an opportunity to do so at what he believes is a fair return for his investment. As of March 31, 2001, Mr. Clark held 20 limited partnership units in NCP-Six. Another reason for Mr. Whetzell and Mr. Clark to enter into the proposed sales is that as equity owners in Northland Telecommunications Corporation, they believe that the assets to be purchased by Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television, Inc. in the proposed sales are of the type customarily purchased and operated by the companies affiliated with

Northland Telecommunications Corporation and those assets are being purchased for a price that they believe is acceptable and within the range for which acceptable borrowing terms can be secured.



     FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE PROPOSED SALES



     The following discussion provides a general summary of the financial income tax consequences of a disposition of NCP-Six assets as applicable to NCP-Six. This summary is based on the Internal Revenue Code of 1986 (the "Code"), as amended by various subsequent tax acts. It is not possible to discuss all of the provisions of the Code and tax acts applicable to a limited partner's investment in this proxy statement. Moreover, in many areas the Code and tax acts specifically authorize the United States Treasury Department to promulgate regulations to govern certain transactions and it is not known what positions any of the regulations not yet issued will take. In addition, since the proposed sales are not expected to close until September 2001, Congress could pass further legislation that could significantly change the tax consequences of the proposed transaction from that discussed below. The following constitutes a general summary of some of the provisions of the Code and tax acts. The following discussion of tax consequences represents the managing general partner's best knowledge and belief, based on its experience in reporting the tax consequences of transactions similar to the disposition of assets described in this proxy statement. The general partners have not sought, nor will we receive, a legal opinion as to the matters discussed below.



     YOU ARE STRONGLY ENCOURAGED TO REVIEW THE CODE, THE TAX ACTS AND THIS SECTION OF THE PROXY STATEMENT WITH YOUR PERSONAL TAX ADVISORS.



          TAX CONSIDERATIONS



     Certain material tax consequences to NCP-Six's limited partners will result from the proposed sales. To avoid the additional expense, NCP-Six has not obtained a tax opinion in connection with the proposed transaction. The table below sets forth certain estimated federal income tax consequences per $1,000 investment if all of the proposed sales close as contemplated. The table relates only to persons who purchased units in NCP-Six's initial offering and have an initial tax basis of $500 per unit. The table does not reflect estimated federal income tax consequences for those persons who received their interests through transfer from other limited partners or have tax basis adjustments to their interests in NCP-Six arising from transactions other than the operations of NCP-Six.



     The table below sets forth the amount of long-term capital gain and ordinary income that is expected to result from the disposition of the assets and the liquidation of NCP-Six. For this purpose it is assumed that the entire amount of Code Section 1231 gain allocated by NCP-Six to the limited partners will be treated as long-term capital gain income on the recipient's individual tax return. The dollar amounts reflect allocations as required pursuant to the NCP-Six partnership agreement and are based on the 29,784 units ($500/unit) of limited partnership interests in NCP-Six outstanding as of March 31, 2001.



     ALL FIGURES SET FORTH IN THE FOLLOWING TABLE ARE NECESSARILY IMPRECISE AND REPRESENT ONLY THE MANAGING GENERAL PARTNER'S ESTIMATE OF CERTAIN TAX EFFECTS, ASSUMING THAT THE LIMITED PARTNERS HAVE NO OTHER CAPITAL GAINS OR PASSIVE ACTIVITY TRANSACTIONS. ACTUAL TAX CONSEQUENCES WILL DEPEND ON THE INDIVIDUAL LIMITED PARTNER'S TAX SITUATION. ALL LIMITED PARTNERS ARE STRONGLY ENCOURAGED TO REVIEW THE FOLLOWING TABLE, THIS SECTION OF THE PROXY STATEMENT AND THEIR INDIVIDUAL TAX SITUATIONS WITH THEIR PERSONAL TAX ADVISORS.



   TAX RESULTS FROM DISPOSITION OF ASSETS IN THE PROPOSED SALES AND RESULTING
                                  LIQUIDATION


                            (Per $1,000 Investment)



Overall ordinary income per $1,000 investment(1)(2).........  $1,445
Overall long-term capital gain per $1,000
  investment(2)(3)..........................................  $  498


-------------------------

(1) Assumes that depreciation recapture per $1,000 investment will be equal to $1,555, and state income taxes in the amount of $110 per $1,000 investment will be deductible.



(2) If available, current or suspended passive activity losses from other passive activities (other than suspended tax basis losses) may also be used to offset income or gain.

(3) Aggregate of capital gain and loss from the disposition of assets and liquidation of NCP-Six. Assumes that the limited partners' remaining basis in NCP-Six may be used upon termination of NCP-Six to offset capital gain from the disposition of the assets of $145 per $1,000 investment.



          TAX CONSEQUENCES OF DISPOSITION OF THE ASSETS AND LIQUIDATION OF
          NCP-SIX



     Upon the disposition of the assets, taxable income will be recognized by NCP-Six to the extent that the amount realized from the disposition exceeds the adjusted tax basis of the assets disposed of. The taxable gain from the sale will be allocated among the partners in accordance with the NCP-Six partnership agreement. The allocation of gain to the limited partners will increase their adjusted tax basis in NCP-Six and increase their "amount at risk" with respect to NCP-Six's activity. Suspended or current passive activity losses from a limited partner's other passive activities may be used to offset gain from the disposition of the assets. See "-- Tax Consequences of a Decision Not to Sell" below for a discussion of passive activity loss limitations and suspended losses. The general partners believe that these allocations will have "substantial economic effect," as required by regulations issued by the Treasury Department. In the event the Internal Revenue Service ("IRS") should prevail in any contention that the taxable gain from the sale should be allocated differently from the manner reported by the general partners, the amounts of capital gain (or loss) and ordinary income (or loss) of the limited partners would be adjusted in equal offsetting amounts.



     The majority of assets being sold by NCP-Six will be treated as "Section 1231 assets." Section 1231 assets are generally defined as depreciable and amortizable assets used in a trade or business, which have been held by the taxpayer for more than one year. The assets comprising the distribution systems of NCP-Six, including franchise rights and associated intangible assets, are section 1231 assets. A limited partner's share of gain or loss on the sale of the assets (excluding ordinary income depreciation recapture, discussed below) will be combined with any other Section 1231 gain or loss the limited partner incurs in that taxable year and the limited partner's net Section 1231 gain or loss will be taxed as capital gain or ordinary loss, as the case may be. However, Section 1231 gain will be converted into ordinary income to the extent a limited partner has net Section 1231 losses in the five most recent tax years ("non-recaptured net Section 1231 losses"). The tax treatment of Section 1231 gains will depend on the limited partner's tax situation. In addition, cost recovery deductions which have been taken with respect to certain assets will be subject to recapture as ordinary income upon the sale to the extent of gain on the sale, and each limited partner will be allocated a share of this ordinary income depreciation recapture in proportion to the cumulative net losses previously allocated to the limited partner under the NCP-Six partnership agreement. It is estimated that ordinary income of $778 per partnership unit (or $1,555 per $1,000 investment) will be allocated to the limited partners. Each limited partner will also recognize gain or loss upon the liquidation of NCP-Six following the disposition of the assets to the extent that the cash distributed in the liquidation exceeds or is less than the limited partner's adjusted tax basis in its partnership interest. See "-- Other Tax Law Changes" below for a discussion of the applicable tax rates for ordinary income and capital gains.



     Neither NCP-Six nor any partner is allowed to deduct or to amortize amounts paid for syndication expenses. Syndication expenses are amounts which were paid or incurred by NCP-Six in connection with the issuance and marketing of the units of limited partnership interest, including sales costs. Upon liquidation of NCP-Six the treasury regulations also provide that NCP-Six may not deduct the capitalized syndication expenses. However, there is uncertainty in the law concerning whether a limited partner may claim a capital loss for the remaining portion of their tax basis in NCP-Six which is attributable to the capitalized syndication costs. For purposes of the calculations presented in the "Tax Results from Disposition of the Assets and Resulting Liquidation" table above, the general partners have assumed that the limited partners' remaining basis in NCP-Six's capitalized syndication costs may be used upon the termination of NCP-Six to offset capital gain from the sale of the partnership's assets. The IRS may contend, however, that the limited partners are not entitled to use this offset because they should have instead reduced their basis in their partnership interests by an amount equal to their allocated share of the capitalized syndication fees. In such event, the IRS may also contend that the limited partners should recognize an additional amount of capital gain. YOU SHOULD CONSULT WITH YOUR INDIVIDUAL TAX ADVISOR WITH RESPECT TO YOUR TREATMENT OF SYNDICATION COSTS UPON TERMINATION OF NCP-SIX.

     If the IRS were to argue successfully that the allocations of taxable income among the partners should differ from the allocations that are reported on NCP-Six's tax returns, the amounts of ordinary income and loss and capital gain and loss limited partners report will change. Notwithstanding, the managing general partner believes this change will not have a material adverse effect on the limited partners in NCP-Six.



     There will be no federal tax consequences to NCP-Six resulting from the proposed sales. All federal tax consequences are instead imposed on the partners of NCP-Six. Northland Communications Corporation, as managing general partner, will not recognize taxable gain or loss on the proposed sales, but rather will receive its proportionate interest in NCP-Six as a distribution in-kind of cable system assets. This in-kind distribution is anticipated to be a tax free event. FN Equities Joint Venture, as administrative general partner, will recognize taxable income to the extent of its share of proceeds from the proposed sales, as determined under the NCP-Six partnership agreement. In general, FN Equities Joint Venture will receive 5% of the proceeds after the limited partners have been returned the balance of their capital contributions.



          UNRELATED BUSINESS TAXABLE INCOME



     Unrelated business taxable income ("UBTI") will be generated by the sale of the assets and allocated to limited partners that are qualified retirement plans and tax exempt trusts ("Plans") as defined by the Code and subject to the Employment Retirement Income Security Act of 1974 (i.e., IRAs, Keoghs, pension plans, etc.).



     Generally, partnership allocations of ordinary income, Section 1231 gains and capital gains will result in UBTI to Plans and generate an unrelated business income tax. The Code allows an exempt entity a specific deduction for UBTI of up to $1,000 per year and thus the annual UBTI generated by the Plans will be taxed to the extent it exceeds $1,000. If the Plan has net operating loss and suspended basis loss carryovers, the UBTI may also first be reduced by these carryover losses.



     The following table illustrates the impact of UBTI to Plans as the result of the sale of assets in the proposed sales. The table is based on an assumption that a $5,000 IRA investment is the sole UBTI investment of the Plan. It also assumes that a limited partner has properly reported and is carrying over net operating losses generated in the early years of NCP-Six.



                  PER INITIAL NCP-SIX IRA INVESTMENT OF $5,000



Cash distributions received over the life of NCP-Six,
  excluding interest payments to be made in 2002, 2003 and
  2004 pursuant to the purchasers' promissory notes to be
  delivered at closing (projected to total $122 in interest
  per $1,000 investment)....................................  $12,260
UBTI tax liability in 2001..................................   (1,865)
                                                              -------
Net cash after taxes to IRA Investor........................  $10,395
                                                              =======



     This analysis indicates that due to loss carryovers and the annual UBTI exemption referred to above, an IRA investor would not be subject to UBTI tax until the year of sale (2001). In addition, should the IRA be able to utilize a capital loss in 2001, the remaining basis in NCP-Six in the year of termination
(2001) would result in a $725 tax deduction due to the capital loss (not shown).



          TAX CONSEQUENCES OF A DECISION NOT TO SELL



     The general consequence of a decision not to sell and to continue to operate NCP-Six as a partnership is that each limited partner will continue to be allocated its share of NCP-Six's income, deduction, gain and loss, and will be distributed its share of cash available for distribution as determined under the NCP-Six partnership agreement. In general, income or loss from operations of NCP-Six constitutes ordinary income or loss and is allocated to limited partners in accordance with the NCP-Six partnership agreement. Cash distributions to limited partners are not taxable unless they exceed the adjusted tax basis of the limited partner's partnership interest. Limited partners may not deduct losses allocated to them to the extent the losses exceed the adjusted tax basis of their partnership interest. These unused losses may be carried forward and utilized in future years, subject to the same limitation based on the limited partner's tax basis in its NCP-Six interest.



     With respect to the deductibility of partnership losses by a limited partner, the Code does not allow a taxpayer to use losses and credits from a business activity in which he or she does not materially participate (e.g., a limited partner in a limited partnership) to offset other income such as salary, active business income, dividends, interest, royalties and investment capital gains. However, passive activity losses can be used to offset passive activity taxable income from another passive activity. In addition, disallowed losses and credits from one tax year may be suspended and carried forward by a taxpayer and used to offset income from passive activities in the future. The disallowed losses will be allowed in full when the taxpayer recognizes gain or loss upon a taxable disposition of his or her entire interest in the passive activity. A limited partner should note that the Treasury Department prescribed regulations that will recharacterize certain income as "portfolio" income and restrict the offset of that income by losses from a passive activity. These regulations could impact the use of passive activity losses or income from NCP-Six. For example, the Treasury Department has issued regulations holding that interest earned on partnership cash balances represents portfolio income, and thus may not be offset by passive activity losses.



     If a decision is made not to sell, the losses (if any) allocated to the limited partners in NCP-Six will be subject to the passive loss rules discussed above. Unless the limited partner has income from other passive activities, the losses allocated by NCP-Six will not be currently deductible. In addition, the limited partner could be allocated interest income or other portfolio income that could not be offset by passive activity losses.



     YOU SHOULD NOTE THAT THE EFFECT OF PASSIVE ACTIVITY LOSS LIMITATIONS MAY VARY FROM ONE TAXPAYER TO ANOTHER DEPENDING ON EACH TAXPAYER'S INDIVIDUAL TAX SITUATION. THEREFORE, YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE PASSIVE ACTIVITY LOSS LIMITATIONS TO YOUR PARTICULAR TAX SITUATION.



     With respect to the recovery of capital expenditures, eligible personal property placed in service after December 31, 1986 is assigned to a three-year class, five-year class, seven-year class, ten-year class, or twenty-year class. The depreciation method applicable to the three-year, five-year, seven-year and ten-year classes is the 200 percent declining balance method. The cost of non-residential real property is recovered using the straight-line method over 39 years. Partnership equipment that is placed in service after December 31, 1986 is classified as seven-year or five-year property and the purchase price for that equipment is depreciated over the applicable period.



     The Code has eliminated the investment tax credit for all property placed in service after December 31, 1985, subject to certain transitional rules that do not currently apply to NCP-Six.



          OTHER TAX LAW CHANGES



     The following discussion relates primarily to individual taxpayers. Different tax rules may apply to other taxpayers (e.g., corporations, estates, trusts, etc.). The Code and tax acts generally provide for five taxable income brackets and five tax rates (15%, 28%, 31%, 36%, and 39.6%) for years after 1992. Beginning in 2001 a new 10% tax bracket is created. In addition, from 2001 to 2006 the 28%, 31%, 36% and 39.6% tax rates will be gradually reduced to 25%, 28%, 33% and 35%, respectively. The benefits of certain itemized deductions and personal exemptions are phased out for certain higher income taxpayers. These phase out provisions will gradually be eliminated beginning in 2006. Capital gain income, including net Section 1231 gains treated as capital gains, may receive favorable tax treatment as discussed below.



     Capital gains from sales of certain property held more than one year are now taxed at maximum tax rates that vary from 10% to 28%, depending on the type of property sold, the taxpayer's marginal tax rate and the holding period of the property. In summary, capital gain assets held for more than one year ("long-term gains") are taxed at a maximum tax rate of 20% for taxpayers otherwise in the 28% or higher tax bracket. The maximum tax rate is 10% for those gains that would otherwise be taxed at the taxpayer's 15% tax bracket. Capital gain assets held for one year or less continue to be taxed at the taxpayer's ordinary income tax rate as was the case under prior law. Long-term capital gain arising from the sale of certain designated assets (works of art, antiques, gems, coins and other collectibles) are taxed at a maximum rate of 28%. Finally, long-term capital gains from the sale of depreciable real estate are taxed at a maximum tax rate of 25% to the extent the gain is attributable to prior depreciation deductions not recaptured as ordinary income under the depreciation recapture rules discussed above.



     The large majority of NCP-Six's assets will have been held by NCP-Six for more than one year at the time of the proposed transaction. None of NCP-Six's assets are collectibles. Therefore the capital gain income (including the Section 1231 gains) recognized by the limited partners will constitute long-term gains eligible for the 20% or 10% tax rates, as applicable. As discussed above, to the extent that a limited partner has non-recaptured net Section 1231 losses, their Section 1231 gain will be treated as ordinary income and will not receive the favorable capital gain tax rates. Also as discussed above, gain attributable to prior depreciation and amortization deductions on personal property will be taxed as ordinary income under the depreciation recapture rules. Finally, a small portion of NCP-Six gain may be attributable to depreciable real estate that would be subject to the 25% tax rate.



     Tax legislation has increased the alternative minimum tax rate from 24% to 26% and 28% depending on the level of the alternative minimum taxable income. The favorable capital gain tax rates discussed above also apply for alternative minimum tax purposes. The tax acts also expanded the tax preference items included in the alternative minimum tax calculation. Accelerated depreciation on all property placed in service after 1986 is a preference to the extent different from alternative depreciation (using the 150 percent declining balance method, and using longer lives for personal property placed in service before
1999). Certain other tax preferences also have been modified and new preference items added. The alternative minimum tax exemption amount is increased to $49,000 for joint filers and $35,750 for unmarried individuals beginning in 2001. However, the exemption amount is phased out once a taxpayer's alternative minimum taxable income exceeds certain threshold amounts. A taxpayer paying alternative minimum tax after 1986 is allowed a tax credit for the alternative minimum tax liability attributable to timing differences. In general, this minimum tax credit can be carried forward and used against the taxpayer's regular tax liability to the extent the taxpayer's regular tax liability exceeds his or her minimum tax liability. Upon the sale of NCP-Six's assets, limited partners will be allocated an adjustment amount that will reduce their taxable gain for alternative minimum tax purposes. This adjustment amount arises because the prior depreciation deductions claimed for regular tax purposes will have exceeded the amount of depreciation claimed for alternative minimum tax purposes. It is estimated this amount will be $23 per limited partnership unit (or $46 per $1,000 investment).



     An individual taxpayer generally is not allowed a deduction for investment interest expense in excess of net investment income. Net investment income generally includes interest, dividends, annuities, royalties and short-term capital gains, less expenses attributable to the production of the income. Long-term capital gains from investment property are not generally included in net investment income, however a taxpayer may elect to forego the favorable tax rates available for long-term gains and include them in net investment income. Long-term gains from business property (such as NCP-Six's assets) are not included in net investment income. Therefore, the gain allocated to a limited partner from the proposed transaction will not increase his or her net investment income. Investment interest expense includes all interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment. Investment interest does not include interest that is taken into account in determining a taxpayer's income or loss from a passive activity provided, however, that interest expense which is properly attributable to portfolio income from the passive activity is treated as investment interest. Any interest a limited partner incurred to acquire units in NCP-Six is treated as a passive activity deduction, and not investment interest.



     Personal interest is not deductible except for interest expense for debt incurred on a taxpayer's principal or second residence, subject to certain restrictions. In Notice 89-35, the IRS ruled that, in general, the character of debt incurred by a partnership to make distributions to partners would be determined by the use of the distributed proceeds by the partners unless NCP-Six elects to allocate the distributed debt and related interest expense to one or more partnership expenditures made during the year of the distribution. The election is not available to the extent the distributed debt proceeds exceed partnership expenditures during the year. When applicable, NCP-Six has made the election under Notice 89-35.

          STATE INCOME TAX CONSIDERATIONS



     In addition to the federal income tax considerations outlined above, the proposed sales have state income tax consequences. Limited partners who are residents of states imposing income taxes should consult their own tax advisor or their own state law to determine the state tax consequences and their state's filing requirements.



     THE FOLLOWING IS ONLY A BRIEF SUMMARY OF THE POTENTIAL STATE TAX CONSIDERATIONS OF THE PROPOSED SALES FOR NONRESIDENTS OF NORTH CAROLINA, MISSISSIPPI AND SOUTH CAROLINA. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE APPLICATION OF EACH STATE'S INCOME TAX LAWS AND OTHER STATE AND LOCAL LAWS TO YOUR SPECIFIC SITUATION.



          NORTH CAROLINA



     The State of North Carolina, where certain of NCP-Six's assets are located, imposes an income tax on the net income earned by nonresident partners from property located in North Carolina or from a business operation conducted in the state of North Carolina. This includes property owned or a business conducted through a partnership. This state tax applies to the limited partners of NCP-Six.



     NCP-Six is responsible for reporting each nonresident partner's share of the income derived from North Carolina, and is required to compute and pay the tax due for each nonresident partner. The tax will be based on the income generated by NCP-Six's operations, including the income to be generated by the proposed transaction, as apportioned to North Carolina under state law. The North Carolina personal income tax rates increase on a graduated scale, beginning at 6% up to a maximum marginal tax rate of 7.75%. NCP-Six anticipates making the required tax calculations on behalf of its limited partners when the North Carolina partnership income tax return is prepared. The tax paid on a limited partner's behalf will be reported on their Schedule K-1 for 2001, and will be treated for federal income tax purposes as cash distributed to that limited partner.



     A nonresident individual partner is not required to file a North Carolina income tax return when the only income from North Carolina sources is the nonresident's share of income from a partnership doing business in North Carolina, and the partnership pays the tax due for the nonresident partner. Payment of the tax due by the partnership on behalf of corporations, partnerships, trusts or estates does not relieve those taxpayers from filing a North Carolina return. Accordingly, nonresident limited partners who are neither corporations, partnerships, trusts or estates will not be required to file a North Carolina income tax return unless they have North Carolina income from sources other than partnerships which have paid the requisite tax on their behalf. Any limited partner in NCP-Six may however file a North Carolina income tax return if they so choose. If a limited partner files in North Carolina, the tax paid by NCP-Six on the limited partner's behalf may be claimed as a credit towards the limited partner's North Carolina tax liability.



          MISSISSIPPI



     The State of Mississippi, where certain of NCP-Six's assets are located, imposes an income tax on the net income earned by nonresident partners from property located in Mississippi or from a business operation conducted in the State of Mississippi. This includes property owned or a business conducted through a partnership. This state tax applies to the limited partners of NCP-Six.



     NCP-Six is responsible for reporting each non-resident partner's share of the income derived from Mississippi, and will withhold 5% of the net gain or profit allocated to each non-resident partner and remit it to the Mississippi State Tax Commission. The tax will be based on the income generated by NCP-Six's operations, including the income to be generated by the proposed sales, as apportioned to Mississippi under state law. The Mississippi personal income tax rates increase on a graduated scale, beginning at 3% up to a maximum marginal tax rate of 5%.



     The Mississippi tax paid on behalf of a NCP-Six limited partner will be reported on their Schedule K-1 for 2001, and will be treated for federal income tax purposes as cash distributed to them. A limited partner should claim the amount withheld as estimated tax paid on their Mississippi individual tax return for the year of withholding.

          SOUTH CAROLINA



     The State of South Carolina, where certain of NCP-Six's assets are located, imposes an income tax on the net income earned by nonresident partners from property located in South Carolina or from a business operation conducted in the State of South Carolina. This includes property owned or a business conducted through a partnership. This state tax applies to the limited partners of NCP-Six.



     South Carolina tax will be based on the income generated by NCP-Six's operations, including the income to be generated by the proposed transaction, as apportioned to South Carolina under state law. South Carolina allows individuals a deduction equal to 44% of net capital gains with a two year holding period reported as South Carolina income on the South Carolina tax return. The South Carolina personal income tax rates increase on a graduated scale, beginning at 2.5%, up to a maximum marginal tax rate of 7%. NCP-Six is required to withhold 5% of the South Carolina taxable income of partners who are nonresidents of South Carolina, and remit it to the South Carolina Department of Revenue.



     The South Carolina tax paid on behalf of a NCP-Six limited partner will be reported on their Schedule K-1 for 2001, and will be treated for federal income tax purposes as cash distributed to them. A limited partner should claim the amount withheld as estimated tax paid on their South Carolina individual income tax return for the year of withholding.



          RISK FACTORS PERTAINING TO THE PROPOSED SALES



     While the general partners believe the proposed sales are fair to NCP-Six and its limited partners, their deliberations have made them aware of certain risks associated with the proposed sales. In order to apprise you of these risks, the general partners wish to draw your attention to the following factors.



     ALTHOUGH THE GENERAL PARTNERS BELIEVE THAT THE PRICE TO BE PAID BY EACH OF THE PURCHASERS REPRESENTS FAIR VALUE FOR THE ASSETS BEING ACQUIRED, THOSE ASSETS MAY INCREASE IN VALUE PRIOR TO CLOSING.



     The general partners believe that each of the proposed sales is fair to the limited partners and they have taken steps to structure the proposed sales in a manner they believe provides the limited partners with fair value. While the general partners believe that the total sales price represents fair value for NCP-Six's assets, the purchase price to be paid for NCP-Six's asset is fixed and will not be adjusted for any increase in value that might occur prior to closing. The amount of the purchase price was determined in August, 2000. If the closings occur in or about September 2001, more than one year will have lapsed between the fixing of the purchase price and the closing.



     The general partners do not intend to obtain an updated appraisal from either Daniels & Associates or Communications Equity Associates, nor do they intend to resolicit third-party bids prior to closing. Assuming the proposed transaction closes in September 2001, at closing those two appraisals will be more than two years out of date and the closing will take place more than one year after receipt of the most recent third-party bid. The general partners are choosing not to update the appraisals because they relied on the appraisals primarily as a benchmark to evaluate the offers received in the third-party bid solicitation process and because they have since obtained a fairness opinion regarding the offered consideration.



     BECAUSE THE PROPOSED SALES CONSIST OF FOUR SEPARATE PROPOSED SALES TO AFFILIATES OF THE MANAGING GENERAL PARTNER, THE STRUCTURE OF THE SALES POSE CERTAIN RISKS THAT WOULD NOT BE PRESENT HAD NCP-SIX BEEN ABLE TO NEGOTIATE THE SALE OF ALL ASSETS TO A SINGLE BUYER.



     The following summarizes certain risks that arise because there are four separate proposed sales:



          (a) While the managing general partner will only close the sale of NCP-Six's Barnwell, South Carolina, Bennettsville, South Carolina, and Highlands, North Carolina systems to the managing general partner's affiliates concurrently with, or after, the closing of the sale of NCP-Six's Mississippi systems, it is possible that the sale of one or more of those systems may not close.

          (b) Each acquisition represents a separate contractual arrangement between the purchaser and NCP-Six, and a breach or default by the purchaser of any of its obligations under one of the purchase agreements has no impact upon the buyer's rights under the other purchase agreements.



          (c) The purchasers will pay part of their purchase price by delivery promissory notes to NCP-Six. The proposed sales contemplate that such promissory notes will be issued by two separate parties under four separate asset purchase agreements. Such obligations are not cross-defaulted, nor are they cross-collateralized. The acceleration of the indebtedness owed under one of the notes for nonperformance will not trigger acceleration of the other notes.



     IF LIMITED PARTNERS APPROVE THE PROPOSED SALES, THEY WILL BE CONCURRENTLY AUTHORIZING (I) THE SALE OF THE OPERATING SYSTEMS TO THE AFFILIATES OF THE MANAGING GENERAL PARTNER ON THE TERMS DESCRIBED IN THIS PROXY STATEMENT, OR
     (II) THE SALE OF THE OPERATING SYSTEMS TO NONAFFILIATES, AT SUCH PRICES AND UPON SUCH TERMS AS THE GENERAL PARTNERS ESTABLISH, TO THE EXTENT THAT ONE OR MORE OF THE PROPOSED SALES TO THE AFFILIATES OF THE MANAGING GENERAL PARTNER DO NOT OCCUR.



     If the proposed sales are approved by NCP-Six's limited partners, the managing general partner expects all operating systems of NCP-Six to be sold in 2001 to affiliates of the managing general partner as described in this proxy statement. If, however, one or more of such proposed sales do not close, the general partners believe it is in the interest of NCP-Six and its limited partners to proceed with the sale of the unsold operating systems to unaffiliated third parties as soon as is reasonably practicable. The terms of such sales would be determined through arm's-length negotiations between the general partners and the nonaffiliates interested in purchasing the unsold operating systems. To facilitate such alternative transactions, the general partners are asking the limited partners to approve the closing of such sales, even though they do not know the terms of the sales. Limited partners will rely solely upon the general partners to protect their interests in such sales to nonaffiliates. Seeking limited partner approval for such contingency plans at this time will allow NCP-Six to avoid the costs of securing later limited partner approval, and eliminates potential closing delays. In addition, securing limited partner approval now may strengthen the general partners' negotiating leverage in dealing with nonaffiliates, since they will then be empowered to conclude the terms, and close the proposed sales, without being required to return to the limited partners for additional approval.



     BECAUSE AFFILIATES OF THE MANAGING GENERAL PARTNER MAY ACQUIRE NCP-SIX'S OPERATING SYSTEMS IF THE PROPOSED SALES ARE APPROVED, THE TERMS OF THE SALES WERE NOT NEGOTIATED BETWEEN UNAFFILIATED THIRD PARTIES, AND THE MANAGING GENERAL PARTNER'S INTEREST IN OBTAINING THESE ASSETS MAY HAVE ADVERSELY AFFECTED, FROM THE LIMITED PARTNERS' PERSPECTIVE, THE PRICING AND STRUCTURE OF THE PROPOSED SALES.



     There are a number of ways in which the managing general partner will benefit from closing the proposed sales:



          (a) Affiliates of the managing general partner will acquire NCP-Six's operating systems, allowing those operating systems to remain within the control of the managing general partner.



          (b) The sale of NCP-Six's operating systems will result in the in-kind distribution of a portion of NCP-Six's assets to the managing general partner, allowing it to secure an economic benefit from its equity interest in NCP-Six.



          (c) Affiliates of the managing general partner will be able to finance a significant amount of their purchase by delivering unsecured subordinated promissory notes with interest rates of 8% to NCP-Six.



          (d) The managing general partner will not bear the risk that all or part of the payments under the promissory notes may go unpaid.



     Such conflicts of interest may have led the managing general partner to propose to the limited partners a transaction in which the purchase price is lower than that which could have been obtained from an unaffiliated third-party even though a blind bid process was conducted. The proposed sales' deal terms may also be less favorable than those that would have been obtained in a transaction negotiated between independent parties negotiating at arm's length.

     THE MANAGING GENERAL PARTNER'S POTENTIAL INTEREST IN ACQUIRING NCP-SIX'S OPERATING SYSTEMS MAY HAVE INFLUENCED THE MANNER IN WHICH IT CONDUCTED THE 1999 AND 2000 PUBLIC BIDDING PROCESSES FOR THE SALE OF NCP-SIX'S OPERATING SYSTEMS.



     To insure fair treatment of the limited partners, the managing general partner caused NCP-Six to solicit in 1999, and again in 2000, third-party bids for NCP-Six's operating systems. The managing general partner believes it acted in good faith and in a manner consistent with its fiduciary duties in designing the bidding process, responding to third parties' inquiries and bids, and negotiating with the highest bidders. Still, the managing general partner's potential interest in NCP-Six's operating systems created significant conflicts of interest for the managing general partner in discharging its responsibilities to the partnership.



     THE ADMINISTRATIVE GENERAL PARTNER HAS A CONFLICT OF INTEREST IN THE PROPOSED SALES.



     Unlike the managing general partner and its affiliates, the administrative general partner will have no economic or ownership interest in the assets following the closing of the proposed sales, other than its right, together with that of the limited partners, to receive its share of the net liquidation proceeds. Nonetheless, consummation of the proposed sales will result in the administrative general partner receiving distributions that otherwise would be deferred until NCP-Six could arrange for the disposition of the assets to other parties. See "Projected Cash Available from Liquidation" for a detailed discussion of the relative distributions expected to be made to the general partners and the limited partners upon liquidation of NCP-Six.



     THE MANAGING GENERAL PARTNER DID NOT FORM A LIMITED PARTNER COMMITTEE OR DESIGNATE AN UNAFFILIATED THIRD-PARTY TO REPRESENT THE LIMITED PARTNERS' INTEREST IN STRUCTURING THE PROPOSED SALES. HAD SUCH REPRESENTATION BEEN ARRANGED, THE TERMS OF THE PROPOSED SALES MIGHT HAVE BEEN MORE FAVORABLE TO THE LIMITED PARTNERS.



     It is not uncommon, where conflicts of interest exist, for a fiduciary to designate an independent third-party to safeguard the interest of limited partners. The managing general partner did not form a limited partner committee, or designate an independent unaffiliated third-party, to specifically represent the interest of the limited partners even though it was negotiating the terms of the proposed sales with affiliates. The managing general partner took a number of procedural steps, as described in "Fairness of the Proposed Sales -- The General Partners' Belief as to Fairness" above, to protect the limited partners from potential overreaching that could result from the managing general partner's control over the negotiation process with its affiliated purchasers. The general partners have commissioned two independent appraisals of the systems, undertaken a sealed third-party bid solicitation process, secured a favorable fairness opinion and are submitting the proposed sales to the partnership's unaffiliated limited partners for approval. These procedural steps, however, may not have afforded limited partners the same level of protection that they would have received if an independent third-party had been negotiating the proposed sales' terms on their behalf.



     A LIMITED PARTNER DOES NOT HAVE ANY DISSENTERS' OR APPRAISAL RIGHTS IN THIS TRANSACTION.



     A limited partner is not entitled to dissenters' or appraisal rights under either the NCP-Six partnership agreement or Washington law with respect to the proposed sales, or the subsequent liquidation of NCP-Six. NCP-Six will not voluntarily provide any similar rights in connection with the proposed sales. Therefore, even if a limited partner disapproves of the proposed sales and votes against it, the proposed sales will proceed if they receive the requisite limited partner approval, and the limited partner, though disapproving, will not be able to demand that the assets be appraised to determine their fair value.



     IF A MAJORITY OF THE HOLDERS OF LIMITED PARTNERSHIP UNITS APPROVE THE PROPOSED SALES, EACH LIMITED PARTNER WILL BE BOUND BY THAT DECISION, EVEN IF THE LIMITED PARTNER VOTES TO "DISAPPROVE" THE PROPOSED SALES.



     Under NCP-Six's partnership agreement and Washington law, NCP-Six may proceed with the proposed sales if its general partners and a majority in interest of its limited partners approve the proposed sales. If this majority approval is obtained, each limited partner will be bound by the decision of the majority, even if the limited partner disapproves of the proposed sales and votes against them or abstains from voting.


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


     THE FOLLOWING SPECIFIC TERMS OF SALE IN THE PROPOSED SALES MAY POSE SPECIAL RISKS TO LIMITED PARTNERS:



         (A) THE FOUR PROMISSORY NOTES TO BE ISSUED AS PARTIAL CONSIDERATION FOR NCP-SIX'S ASSETS WILL BE UNSECURED, SUBORDINATED OBLIGATIONS OF NORTHLAND CABLE NETWORKS LLC AND NORTHLAND COMMUNICATIONS CORPORATION.



     If the proposed sales occur, NCP-Six will receive four promissory notes with an aggregate principal amount of $11,825,000, representing approximately 35% of the distributable proceeds payable to the administrative general partner and limited partners upon liquidation of NCP-Six. These promissory notes will be unsecured obligations of their respective issuers and subordinated to repayment of the issuers' respective current and future senior debt. In the event the issuer is in default under its senior debt, the terms of each promissory note issued to NCP-Six will preclude payment under the note until the senior debt default is either cured or waived. During this period, the issuer of the note will not be deemed to be in default of its obligations to NCP-Six under the promissory notes issued to NCP-Six. There are no restrictions upon the amount of senior debt that may be incurred by either of those issuers. At the closing, each issuer will have significant senior debt, and each expects to incur significant additional senior debt in the future. This senior debt will be secured, allowing the senior secured lenders to foreclose upon their interest in the issuer's collateral before the value of such collateral could be used to repay amounts due NCP-Six under the promissory notes. No assurance can be given that either of the issuers will not default in the payment of its obligations under existing or future senior debt. Moreover, the four promissory notes to be given to NCP-Six will not be cross-defaulted.



         (B) THE 8% FIXED INTEREST RATE ON THE PROMISSORY NOTES TO BE GIVEN TO NCP-SIX IS LIKELY LOWER THAN THE INTEREST RATE THAT MIGHT BE EXPECTED ON DEBT INSTRUMENTS FROM AN ISSUER HAVING SIMILAR CHARACTERISTICS TO NORTHLAND CABLE NETWORKS LLC AND NORTHLAND COMMUNICATIONS CORPORATION.



     The promissory notes to be given to NCP-Six in the proposed transaction will bear interest at 8% per annum, with a default rate of 10% per annum. The 8% interest rate and 10% default rate of the notes is likely lower than the interest rate on unsecured subordinated debts of other comparable issuers. It is not expected than an unaffiliated third party would loan funds to either Northland Cable Networks LLC or Northland Communications Corporation on similar terms at these interest rates. A higher interest rate might be expected to compensate the lender for the unsecured subordinated nature of the debt.



         (C) AS THE PROPOSED SALES ARE STRUCTURED, THE MANAGING GENERAL PARTNER WILL RECEIVE ITS PRO RATA SHARE OF THE NET LIQUIDATION PROCEEDS AT CLOSING, WHILE THE ADMINISTRATIVE GENERAL PARTNER AND LIMITED PARTNERS WILL RECEIVE THEIR PAYMENTS THROUGH A CLOSING CASH PAYMENT AND THREE SUBSEQUENT ANNUAL PAYMENTS.



     This deal term leaves the administrative general partner and the limited partners exposed to the risk that the three annual installment payments due on the promissory notes given to NCP-Six are not paid when due. A comparable risk is not borne by the managing general partner.



         (D) IF NORTHLAND CABLE NETWORKS LLC MAKES A SUCCESSFUL CLAIM AFTER CLOSING AGAINST THE $2,000,000 HOLD-BACK ESCROW REQUIRED BY NORTHLAND CABLE NETWORKS LLC, THAT CLAIM WILL DECREASE THE DISTRIBUTIONS RECEIVED BY THE LIMITED PARTNERS.



     The Northland Cable Networks LLC asset purchase agreement for the purchase of NCP-Six's Mississippi systems includes a $2,000,000 hold-back escrow to secure indemnification claims against NCP-Six for a period of one year from the closing of that sale. Any funds remaining in the hold-back escrow following the first anniversary of closing the proposed sale of NCP-Six's Mississippi systems will be released from the escrow and will be made available for distribution. A successful claim against the hold back escrow by Northland Cable Networks LLC will decrease or possibly even exceed the amount left in the hold-back escrow. The result would be that less money will be available for distribution to the limited partners.


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


          (E) NORTHLAND CABLE NETWORKS LLC AND NORTHLAND COMMUNICATIONS CORPORATION SHALL HAVE THE RIGHT TO OFF-SET AGAINST THEIR PROMISSORY NOTES INDEMNIFICATION OBLIGATIONS OF NCP-SIX UNDER RESPECTIVE ASSET PURCHASE AGREEMENTS WITH NCP-SIX, TO THE EXTENT THOSE INDEMNIFICATION OBLIGATIONS EXCEED NCP-SIX'S RETAINED FUNDS.



     NCP-Six plans to retain $750,000 from amounts paid at the closing of the proposed sales in order to have available funds to satisfy unexpected expenses and liabilities associated with winding up NCP-Six. Such potential liabilities include indemnity claims that might be brought by either Northland Cable Networks LLC, Northland Cable Properties, Inc. or Northland Cable Television, Inc. under their respective asset purchase agreements.



     THE AMOUNT AND TIMING OF FINAL DISTRIBUTIONS TO LIMITED PARTNERS MAY BE AFFECTED BY UNANTICIPATED OR CONTINGENT LIABILITIES, INCLUDING ANY POTENTIAL LITIGATION ARISING OUT OF THE PROPOSED SALES.



     The managing general partner is not aware of any contingent liabilities that are likely to exceed the $750,000 reserve to be established to cover unknown liabilities. Notwithstanding, such liabilities might arise. If, for example, claims were brought against the general partner for breaches of fiduciary duty, securities law violations, or other claims, such actions would likely give rise to indemnity claims by such persons against NCP-Six, possibly reducing the amounts available for distribution to its limited partners. In this regard, limited partners should be aware that Northland Communications Corporation serves, and has served, as managing general partner of other limited partnerships involved in the cable television industry. In June 1998, the limited partners of one such limited partnership, Northland Cable Properties Five Limited Partnership, voted by a 74% majority vote to approve the disposition of that partnership's assets to a company affiliated with Northland Communications Corporation and the subsequent liquidation of that partnership. A class action lawsuit was subsequently filed against that partnership and its general partners alleging various claims, including that the purchase price paid did not represent fair value and breaches of fiduciary duties in the transaction. That action was ultimately settled and dismissed. If the unaffiliated limited partners of NCP-Six vote to approve the proposed sales and the proposed sales close, and if a similar lawsuit is brought against NCP-Six, such lawsuit may have the effect of delaying payment of or reducing the amount of cumulative distributions.



     THE PROPOSED SALES WILL BE TAXABLE FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS MAY RESULT IN SUBSTANTIAL RECOGNITION OF GAIN TO NCP-SIX'S LIMITED PARTNERS.



     The receipt of cash from the proposed sales will be taxable transaction for federal income tax purposes and may also be taxable under applicable state, local and foreign tax laws. Accordingly, limited partners will recognize a gain or loss on the payment of cash on limited partnership units to the extent of the difference between the amount realized and the limited partner's adjusted tax basis in their units. Upon closing each proposed sale, any net losses of NCP-Six that were suspended under the passive loss rules of the Internal Revenue Code may be used to offset income and gain in that sale.



     EVEN IF THE REQUISITE MAJORITY OF THE LIMITED PARTNERS OF NCP-SIX VOTE TO APPROVE THE PROPOSED SALES, ONE OR MORE OF THE PROPOSED SALES MAY NOT CLOSE DUE TO A LACK OF REQUIRED FINANCING OR FAILURE TO SATISFY OTHER CONDITIONS TO CLOSING.



     Northland Cable Networks LLC's agreement to purchase NCP-Six's Mississippi systems and its proposal to purchase NCP-Six's Bennettsville, South Carolina system are subject to it obtaining financing on satisfactory terms. Each of Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television Inc.'s agreements also contain certain conditions which must be satisfied prior to closing. Therefore, even if the requisite majority of the limited partners of NCP-Six vote to approve the proposed sales, one or more of the sales may not close.


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


     ALTERNATIVES TO THE PROPOSED SALES



     In addition to the proposed sales, the general partners considered the following alternatives, when reaching their conclusion that a sale of all of NCP-Six's assets would provide the limited partners with the highest return for their investment in NCP-Six. The managing general partner also solicited input from Daniels & Associates as to potential alternatives to consider. The following list describes those alternatives that were considered:



     - The continuation of the operation of NCP-Six as currently structured. This alternative is being made available to the limited partners of NCP-Six through this proxy statement. If the unaffiliated limited partners desire to continue the operation of NCP-Six beyond its current term, they can vote to "approve" the proposed extension to the NCP-Six partnership agreement, thereby extending the life of NCP-Six for an additional six years until December 31, 2007, and simultaneously vote to "disapprove" the proposed sales.



     - The sale of only a portion of the assets in several installments. As discussed in this proxy statement, NCP-Six is subject to certain loan covenants that require NCP-Six to apply the proceeds from the sale of any assets outside the ordinary course of business towards NCP-Six's existing debt. As a result, the managing general partner has concluded that partial asset sales, without an accompanying opportunity to sell NCP-Six's remaining assets, will only be suitable in situations where a very favorable price can be obtained. This conclusion is supported by the managing general partner's belief that if only certain assets are sold without making arrangements for the sale of the remaining assets of NCP-Six, NCP-Six could be left with certain less attractive assets that are harder to sell, while still being required to pay its operating expenses from a resulting smaller pool of operating cash flow.


     - The refinancing or other form of new borrowings by NCP-Six aimed at generating proceeds to make distributions to the limited partners of NCP-Six. The managing general partner concluded that lenders will not currently support such transactions, and that the only viable option for NCP-Six to generate adequate unrestricted funds for distribution to its limited partners is through the sale of enough assets that after paying off existing debt, adequate funds remain to make meaningful distributions to the partners of NCP-Six.


     - The sale of NCP-Six's assets to another party or parties. Based on the efforts of the managing general party to solicit bids from third parties on two separate occasions through Daniels & Associates, and negotiate the offers and potential terms of purchase agreements with Bidders A and D, the general partners have concluded that the proposed sales represent is the only suitable offer to present at this time to the unaffiliated limited partners of NCP-Six for consideration. This conclusion is based on the purchase price and transaction terms presented in the proposed sales relative to the offer of other bidders, and the reality that prior negotiations with Bidder A and D were unsuccessful.



     After considering each of these alternatives, the general partners have concluded that a sale of the assets of NCP-Six as structured in the proposed sales is the most viable option available for maximizing distributions to the limited partners of NCP-Six at this time.



  FAIRNESS OF THE PROPOSED SALES


       THE GENERAL PARTNERS' BELIEFS AS TO FAIRNESS


     The general partners, Mr. Whetzell and Mr. Clark have considered the issue of fairness of the proposed sales to the unaffiliated limited partners of NCP-Six. In analyzing the fairness issue, the discussions of the general partners and Mr. Whetzell and Mr. Clark focused on appropriate valuation of the assets and conflicts of interest faced by the managing general partner. The managing general partner and Mr. Whetzell and Mr. Clark determined at the outset that concurrence by the administrative general partner would be required with respect to decisions made regarding the proposed sales, because the administrative general partner is not subject to conflicts of interest in the proposed sales to the same extent as the managing general partner.

     The general partners and Mr. Whetzell and Mr. Clark believe that the terms of the proposed sales are reasonable and fair to the unaffiliated limited partners of NCP-Six. This determination of fairness, as well as the decision to recommend that unaffiliated limited partners vote to "Approve" the proposed sales, was unanimous among the general partners.


       MATERIAL FACTORS UNDERLYING BELIEF AS TO FAIRNESS


     The following discussion highlights the material factors underlying the general partners' belief that the proposed sales are fair to the unaffiliated limited partners. Each of these factors was considered by the general partners and Mr. Whetzell and Mr. Clark. In view of the wide variety of factors considered in connection with their evaluation of the fairness of the proposed sales, the general partners and Mr. Whetzell and Mr. Clark did not attempt to quantify, rank or otherwise assign relative weights to these factors, with two exceptions. They emphasized the procedures used in the 2000 bid process and the resulting offers received by NCP-Six for its assets because they felt that the bid process reflected the price that interested buyers were willing to pay. They also emphasized the Houlihan Lokey fairness opinion, over the earlier appraisals of Daniels & Associates and Communications Equity Associates. They emphasized the Houlihan Lokey opinion over the earlier appraisals because the opinion was more current than the appraisals that were completed over a year prior to Northland Communications Corporation's 2000 bid. While they adopted the methodology of each of Daniels & Associates, Communications Equity Associates and Houlihan Lokey as sound in the performance of their respective assessments, they did not adopt that analysis as their own, but instead considered it as relevant factors in reaching their own respective independent conclusions as to the fairness of the proposed sales.



     - Third-Party Bid Solicitation. The general partners considered the bids solicited from third parties by Daniels & Associates. Daniels & Associates first contacted 35 potential purchasers to solicit bids for some or all of the assets of NCP-Six in July and August of 1999. Ultimately, two bids for some of the assets and two bids for all of the assets were submitted. One bid for all of the assets offered an amount of $76 million, and the other offered an amount of $70.4 million. The two bids for portions of the assets offered an amount, on a per subscriber basis, that did not differ materially from the higher bid for all the assets. The general partners rejected all of the third party bids for reasons explained in "Background of the Proposed Sales -- Chronology of Events Leading up to the Proposed Sales." The general partners then had Daniels & Associates solicit bids a second time from interested third parties between June and August, 2000. Daniels & Associates received four bids in response, with Northland submitting the highest bid for all of NCP-Six's cable systems, except Bennettsville, South Carolina, for which Bidder D offered a higher purchase price. Bidder D subsequently lowered its offer to a price below what Northland had offered to pay.


     - Consideration Offered. The general partners believe that the transaction valuation of $70,200,000 for NCP-Six's assets constitutes fair value. In reaching this conclusion, the general partners considered the appraisals of the fair market value of the assets prepared by Daniels & Associates and Communications Equity Associates, the bids solicited from independent third parties through Daniels & Associates and the fairness opinion of Houlihan Lokey.


     - Fairness Opinion. The general partners considered and reviewed the fairness opinion of Houlihan Lokey with respect to the proposed sales. That fairness opinion concludes that the aggregate consideration to be received by NCP-Six in the proposed sales is fair from a financial point of view. When reviewing the fairness opinion of Houlihan Lokey, the general partners recognized that the opinion specifically evaluated the fairness of the consideration to be received by NCP-Six in the proposed sales, as opposed to the fairness of the amounts estimated to finally be distributed to the limited partners of NCP-Six. Notwithstanding, because the proposed sales reflect an effort to sell all of the assets of NCP-Six in order to liquidate the partnership near the end of the partnership's term, the general partners' primary emphasis focused on the fairness of the consideration to be paid to NCP-Six for the partnership's assets. During the process of liquidating NCP-Six, all amounts received by NCP-Six in the proposed sales will be first used to pay off existing partnership debt and the balance will be distributed to the partners of NCP-Six in proportion to their pro-rata ownership interests in the partnership. Therefore, the general partners feel that the relevant inquiry as to the fairness of the proposed sales is whether the consideration to be received by NCP-Six for its assets is fair from a financial point of view. The general partners also recognize that the Houlihan Lokey fairness opinion only evaluates the fairness of the aggregate consideration to be received from the combined proposed sales and does not separately evaluate the fairness of the consideration to be received in each of the four proposed sales. Notwithstanding, the general partners feel that the likelihood of one of the proposed sales closing without all of the proposed sales closing is remote.


     - Independent Appraisals. The general partners considered the valuations and corresponding timing of the appraisals performed by Daniels & Associates and Communications Equity Associates. See "-- Appraisal Process and Fairness Opinion; Summary of Reports" below. Daniels & Associates concluded that the fair market value of the entirety of the NCP-Six assets was $73.3 million, and Communications Equity Associates concluded that the fair market value of those assets was $74.6 million. Each appraisal valued those assets as of July 1, 1999.


       You should note that the purchase price for all of NCP-Six's assets in the proposed sales totals $70,200,000. This amount is less than the appraised value for those assets of $73.3 million by Daniels & Associates, and $74.6 million by Communications Equity Associates. While the general partners believe that the third-party bid process established a fair actual value for the assets and that it provides evidence of what a third-party is willing to pay, the general partners believe the difference between the appraised value and the purchase prices obtained in the 2000 bid process may reflect market fluctuations in values for cable systems between the date of the appraisals and the actual date of obtaining the third-party bids. This belief is supported by the financial analysis performed by Houlihan Lokey in preparation of its fairness opinion. See"-- Appraisal Process and Fairness Opinion; Summary of Reports -- Houlihan Lokey Fairness Opinion" below.



       You should also note that in November 1999 the managing general partner was made aware of a second overbuild situation facing one of NCP-Six's systems in Highlands, North Carolina. This potential second overbuild in the Highlands system may have a negative impact on the present or future value and revenues for that system. This second overbuild situation was not present at the time of either of the appraisals or at the time of the 1999 third-party bid solicitation process and was not considered in either process. The general partners cannot predict whether or to what extent this second overbuild situation would have affected the results of either appraisal or the 1999 third-party bids that NCP-Six received.



     - Current market prices of limited partnership units in NCP-Six. The general partners considered the prices offered for limited partnership units in recent unsolicited offers. As already discussed in this proxy statement under "The Proposed Sales -- Background of the Proposed
       Sales -- Secondary Sales of Limited Partnership Units," the managing general partner and Mr. Whetzell and Mr. Clark are familiar with certain recent unsolicited offers made for the purchase of limited partnership units in NCP-Six. While they do not believe that such offers amount to a reliable secondary market, the managing general partner and Mr. Whetzell and Mr. Clark do believe that the prices offered provide a relevant factor to consider when determining whether the proposed sales are fair to the limited partners of NCP-Six. Following their evaluation, each of the general partners and Mr. Whetzell and Mr. Clark concluded that the forecasted distributions to be received by the limited partners of NCP-Six as a result of the proposed sales will exceed the amount per unit offered for partnership units in those offers.



     - Net Book Value, Liquidation Value and Going Concern Value. The general partners did not consider net book value to be relevant in their fairness determination. Several of the assets of NCP-Six have been significantly depreciated over time for tax and accounting purposes. As a result the net book value of those NCP-Six assets is significantly less than their fair market value. Notwithstanding, the net book value per limited partner unit as of March 31, 2001 was calculated to equal $874. By comparison, the estimated aggregate amount to be received by NCP-Six per limited partner unit assuming the four proposed sales close as contemplated equals approximately $2,356. Liquidation value, on the other hand, was considered by each of the general partners and Mr. Whetzell and Mr. Clark since the proposed transaction is in essence a liquidation of NCP-Six. As already discussed in this section of the proxy statement, each of those parties has concluded that the amount to be received by NCP-Six upon the sale of the entirety of NCP-Six's assets is fair to the limited partners of NCP-Six. To the extent the general partners have been able to quantify the liquidation value of NCP-Six per limited partner unit, they feel the forecasted aggregate distributions per limited partner unit generated by the proposed sales provides the best estimate of NCP-Six's liquidation value. Those forecasted distributions are quantified in detail under "Projected Distributions For Each Limited Partner Unit." The general partners also considered the going concern value of NCP-Six when making their determination as to fairness. Current management and goodwill associated with the Northland name would not be transferred with NCP-Six's operating systems upon their sale to a third party purchaser, which could have a negative impact on the going concern value of NCP-Six's operating systems. The general partners did not, however, discount the going concern value of those operating systems to take such factors into account. Instead, the general partners considered the going concern value of NCP-Six based on current operations and performance. This methodology is consistent with the approach taken by Daniels & Associates and Communications Equity Associates in 1999 when they conducted their appraisals of NCP-Six's assets, and more recently by Houlihan Lokey in 2001 when it conducted its valuation and fairness analysis of NCP-Six's assets. Based on Houlihan Lokey's most recent calculations, Houlihan Lokey arrived at a going concern valuation range of $61.9 million to $67.9 million for the entirety of NCP-Six compared to the aggregate $70.2 million valuation presented by the proposed sales. See "Houlihan Lokey Fairness Opinion -- Other Considerations."



     - Prior Purchase of the Barnwell, South Carolina system in 1998. The general partners considered NCP-Six's acquisition of its Barnwell, South Carolina cable systems in January 1998 for a price of $11,372,483, reflecting a price per subscriber of $1,856. The purchase price to be paid by Northland Cable Properties, Inc. in the proposed sale for the Barnwell system totals $11,400,000, or approximately $1,949 per subscriber determined as of December 31, 2000. Northland Communications Corporation's 2000 bid initially translated to a purchase price of $1,896 per subscriber for the Barnwell System, but it did not include a downward purchase price adjustment for a loss of subscribers before closing. While the general partners did not place any emphasis on these comparisons in concluding the proposed sale is fair, the general partners do believe that the price paid for Barnwell is in line with the price for which it is to be sold in the proposed sale. Furthermore, Northland Communications Corporation's offer to purchase Barnwell was only part of its overall bid to purchase all of the systems to be included in the proposed sales. No party, except Northland Communications Corporation, bid in either the 1999 or 2000 bid procedures to separately purchase the Barnwell system. As a result, the general partners do not feel that the comparison of the price paid for Barnwell to the price for which it is proposed to be sold deserves as much importance in reaching their decision as to fairness as the other factors considered.



     - Consent Procedures and Procedural Safeguards. The general partners acknowledged that the proposed sales can take place only if limited partners holding a majority of NCP-Six's limited partnership units (not including the 30 units held by the general partners) approve the proposed sales. If holders of a majority of those units vote to disapprove the proposed sales, the proposed sales will be terminated.



     - The proposed sales' effect on NCP-Six's future operations. The general partners did not consider the effects the proposed sales will have on the future operations of NCP-Six to be material when reaching their determination that the proposed sales are fair to the limited partners of NCP-Six. The general partners did not feel that the effects of the proposed sales on future operations was material because the general partners have structured the proposed sales as part of an overall transaction that they believe will lead to the sale of the entirety of NCP-Six's assets and the subsequent dissolution of the partnership. Furthermore, each of NCP-Six's operating systems to be sold in the proposed sales are managed as separate operating groups. While the managing general partner believes that each of the proposed sales will close as contemplated, in the event one or more of those sales do not close, the general partners believe any remaining systems can still be operated independently while the general partners negotiate and consummate the sale of those remaining systems to one or more unaffiliated purchasers.



     - The effect of the proposed sales on NCP-Six's economies of scale. Because NCP-Six has certain fixed costs associated with its operations regardless of whether it operates one or several cable television systems, the general partners considered NCP-Six's existing economies of scale when evaluating the fairness of the proposed sales. Specifically, the general partners sought to avoid the sale of only some of NCP-Six's cable systems without an accompanying opportunity to sell NCP-Six's remaining systems leading to liquidation of the partnership. Notwithstanding, the general partners also sought to secure the highest price for each of the systems being sold. While the fairness of the price to be received by NCP-Six for its assets was weighed more heavily by the general partners in their analysis than the ability to structure a transaction that provides for the potential sale of all of NCP-Six's cable systems, the general partners considered the effect the sale of only one or two cable systems would have on NCP-Six's economies of scale when evaluating the fairness of the proposed sales. In their final analysis, the general partners concluded that because NCP-Six operates each of its systems within one of five separate operating groups, the sale of one or more systems may effect the ratio of administrative costs to operating costs for future operations, but the actual operations of the remaining systems would not be materially affected.



     - The effect of the managing general partner's in-kind distribution. The general partners recognized the benefits to be received by the managing general partner as a result of the managing general partner receiving its percentage ownership in NCP-Six in the form of an in-kind distribution of assets at closing, rather than a distribution of cash at the same intervals as cash distributions are made to the limited partners. The benefits to the managing general partner include the managing general partner's ability to receive its distributions from NCP-Six on a tax deferred basis, and the managing general partner's ability to realize its entire distribution at the time of closing unlike the limited partners who will receive a portion of their distributions on the first, second and third anniversaries of closing when funds are received from the various promissory notes proposed by the purchasers. By receiving its entire distributions at closing, the managing general partner is not subject to the credit risk that the limited partners bear that payments under one or more of the promissory notes may not be paid as contemplated. Despite these benefits to the managing general partner, the general partners do not, however, feel that the managing general partner's proposed in-kind distribution materially effects the fairness of the proposed sales to the limited partners since it is not anticipated to impact the distributions to be received by the limited partners. To the extent that events occurring after closing, such as claims being made against the hold back escrow required by Northland Cable Networks LLC and/or the final calculation of subscribers existing as of the closing date, result in an adjustment to the purchase price upon which the managing general partner's in-kind distribution was calculated, an equalizing cash payment will be made after closing. The managing general partner will reimburse NCP-Six in cash in an amount equal to the managing general partner's pro-rata ownership percentage of any decrease in the purchase price and NCP-Six will distribute to the managing general partner in cash an amount equal to the managing general partner's pro-rata ownership percentage of any increase. See "Specific Terms of the Proposed Sales -- The Managing General Partner's In-Kind Distribution."


       APPRAISAL PROCESS AND FAIRNESS OPINION; SUMMARY OF REPORTS


     In May 1999, NCP-Six retained Communications Equity Associates, a nationally recognized cable brokerage, appraisal and investment banking firm to appraise the fair market value of the entirety of NCP-Six's assets. In June 1999, NCP-Six retained Daniels & Associates, a nationally recognized cable brokerage, appraisal and investment banking firm to conduct a second appraisal of the fair market value of those assets. Given Daniels & Associates' and Communications Equity Associates' experience, the general partners did not at that time retain any other outside experts to conduct appraisals of the NCP-Six assets. Subsequently, however, the general partners retained Houlihan Lokey to render an opinion as to the fairness of the aggregate consideration to be received by NCP-Six in the proposed sales as discussed in greater detail later in this proxy statement under "-- Houlihan Lokey Fairness Opinion." Based on the managing general partner's prior working relationship with both Communications Equity Associates and Daniels & Associates, at the time the general partners retained those firms to conduct their appraisals, the general partners felt that those firms were qualified to appraise the assets of NCP-Six due to their expertise and knowledge of the cable television industry.


     The managing general partner instructed both Daniels & Associates and Communications Equity Associates to prepare appraisals on the basis that the assets were to be sold to an independent third party on the open market. Daniels & Associates and Communications Equity Associates were advised at the time of their engagement that one of the companies affiliated with Northland Communications Corporation might be a potential buyer of the assets. Daniels & Associates delivered a written report in July 1999 that the fair market gross asset value of the entirety of NCP-Six's assets as of July 1, 1999 was $73.3 million. Communications Equity Associates delivered a written report in July 1999 that the fair market gross asset value of those assets as of July 1, 1999 was $74.6 million.

     Daniels & Associates and Communications Equity Associates each relied on a discounted cash flow analysis based on the projected operating results of the systems over a ten-year period, and applied a factor for the residual value of the assets at the end of that ten-year period. Daniels & Associates and Communications Equity Associates each undertook a comparable private market transaction multiples analysis, to correlate and validate the findings of the discounted cash flow analysis. This methodology involved a review of other cable system sales that had recently occurred, and a comparison of the values per subscriber and multiples of cash flow for those system sales with the same statistics for NCP-Six.


     Upon completion of the second third-party bid process, the general partners wanted to obtain an independent third-party evaluation as to whether the consideration to be received by NCP-Six as a result of the anticipated sales to Bidder D and Northland Communications Corporation was fair from a financial point of view. The general partners' desire to obtain independent review of the fairness of the proposed sales was further motivated by their recognition that the prior appraisals of both Daniels & Associates, and Communications Equity Associates each valued the assets of NCP-Six as of July 1, 1999. Rather than update those appraisals, the general partners concluded that it would be more beneficial to NCP-Six if they obtained a fairness opinion that not only evaluated the assets to be sold, but that further evaluated whether the consideration to be received by NCP-Six was fair from a financial point of view. Following their investigation of investment banking firms and financial advisory services that are recognized to have expertise in valuing assets and transactions in the cable television industry, the general partners concluded that Houlihan Lokey was suitable to evaluate the fairness of the proposed sales.



     The managing general partner provided Daniels & Associates, Communications Equity Associates and Houlihan Lokey with pro forma three year capital expenditure plans for NCP-Six. No other financial projections or forecasts were provided by the general partners. Instead, each report was developed based on independent information obtained by Daniels & Associates, Communications Equity Associates and Houlihan Lokey, respectively. The general partners intentionally refrained from providing additional materials to these professionals because the general partners wanted the analysis to remain independent from the general partners' internal forecasts and the general partner wanted the professionals to develop their own forecasts based on each professional's knowledge of the cable market-place. Neither of the appraisals placed a value on any individual assets or cable systems of NCP-Six. Instead, they valued the assets of NCP-Six as a whole. The general partners did not ask either Daniels & Associates, Communications Equity Associates or Houlihan Lokey to appraise separately the operating systems of NCP-Six. Such appraisals, if they had been obtained, could have been used by the managing general partner to assess not only the overall fairness of the bids submitted for the operating systems, but the fairness of bids for one or more of the separate systems.



     The following summaries are qualified by, and should be read in conjunction with, the Daniels & Associates appraisal, the Communications Equity Associates appraisal and the Houlihan Lokey fairness opinion. You are encouraged to review the appraisals prepared by Daniels & Associates and Communications Equity Associates which are attached to this proxy statement as Exhibits L and M, respectively. You are also encouraged to review Houlihan Lokey's fairness opinion which is attached to this proxy statement as Exhibit N.


            DANIELS & ASSOCIATES APPRAISAL


     General. The general partners engaged Daniels & Associates to appraise the entirety of NCP-Six's assets comprising the cable television systems serving seven communities in Mississippi, South Carolina and North Carolina. Daniels & Associates delivered its appraisal based on the review, analysis, scope and limitations described in its written summary. Daniels & Associates appraised NCP-Six's assets as of July 1, 1999. Events occurring after July 1, 1999, and before the effective date of the proposed transaction could affect the properties or assumptions used in preparing the appraisal. Daniels & Associates will not deliver any additional written summary of the analysis and will not prepare an update to its appraisal closer to the time of closing the proposed transaction. The material assumptions, qualifications, limitations and methods used in the Daniels & Associates appraisal are described below.


     Summary of Methodology. Daniels & Associates evaluated each system on a going-concern basis, in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors.

     In valuing the assets, Daniels & Associates relied on a discounted operating cash flow analysis based on the projected operating results of NCP-Six's assets over a ten-year period and applied a factor for the residual value of the assets at the end of that ten-year period. The discounted cash flow analysis was validated by a review of private market transactions in cable systems that had occurred in the recent past. The market transaction approach applies the value per subscriber and operating cash flow multiples from the other private market sales of cable systems. It then correlates those statistics to the actual statistics of NCP-Six's assets. According to Daniels & Associates, both the discounted cash flow analysis and the comparable private market transaction multiple analysis are standard valuation methodologies used in the cable television industry.

     In the course of performing the valuation, Daniels & Associates engaged in discussions with employees of the managing general partner's corporate office and local system offices, made due diligence visits to substantially all of the operating systems comprising the assets, reviewed and evaluated materials and information provided by the managing general partner and local cable system management, researched demographic information relating to the various communities served by NCP-Six, analyzed forecasted financial and operating information, and drew upon its own general knowledge about the cable television industry. On the basis of this information and these efforts, Daniels & Associates prepared summaries of relevant operating, technical, financial and demographic characteristics of NCP-Six's operating systems.

     Thereafter, in order to assess the fair market value of NCP-Six's assets, Daniels & Associates prepared detailed operating and financial forecasts for each of NCP-Six's operating cable systems, taking into account operating revenues and expenses as well as capital expenditure requirements. These financial forecasts formed the basis for determining a discounted cash flow for each operating cable system. The combined values for each operating cable system constituted the value of the cable operating assets for NCP-Six on a discounted cash flow basis. In addition to this methodology, Daniels & Associates used the comparable private market transaction multiple methodology to derive an aggregate value for NCP-Six by analyzing the value per subscriber and operating cash flow multiples obtained in similar private sales of cable television systems. Informed by the results of these methodologies, Daniels determined a final appraised value for NCP-Six's assets.

     Assumptions. In performing its discounted cash flow analysis of the value of the assets, Daniels & Associates assumed the assets have been and will continue to be operated as efficiently as comparable cable systems. Daniels & Associates assumed that the franchises and asset leases used by NCP-Six in the operation of the assets will be renewed indefinitely as needed without material change except to reflect any upgrade or rebuild of the assets. Daniels & Associates assumed, when evaluating future capital expenditures and cash flows, that the various systems comprising the assets will be upgraded within three to five years.

     Discounted Cash Flow Valuation. The discounted cash flow valuation method measures the present value of the assets' forecasted free cash flow from operations, which is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), less capital expenditures including all rebuild or upgrade costs. Daniels & Associates determined forecasted free cash flows by creating ten-year operating forecasts for each of the operating cable systems. Each forecast took into account detailed projections of revenue and expense components. Daniels & Associates then calculated the projected residual value of the assets assuming a sale of each system at the end of the ten-year period. This terminal enterprise value was based on a multiple of EBITDA which Daniels & Associates determined to be reasonable in light of comparable private market transaction multiples of EBITDA.

     Daniels & Associates' revenue forecasts were based on its forecasts of the number of homes passed and the subscriber penetration levels and rates for each operating cable system, plus an analysis of non-subscriber based revenue sources. Its expense forecast was based on assumed rates of inflation over the forecast period, adjusted to reflect the particular growth characteristics of each operating system. The capital expenditure forecasts were based on costs associated with new construction of cable plant, plant maintenance, and rebuild or upgrade requirements. Daniels believes that the opportunities of the systems comprising the assets to provide ancillary telecommunications and data services are limited and costs uncertain, and thus Daniels & Associates did not include telephony or data service revenue, expenses or capital costs in its projections. Daniels & Associates did include residential data service revenue and expenses where appropriate. All information provided to the managing general partner relating to Daniels & Associates' operating revenue and expense forecasts and the assumptions underlying these forecasts is contained in the Daniels & Associates' appraisal. The general partners did not request that additional information or analysis be included in the Daniels & Associates' appraisal because they looked to Daniels & Associates to develop the appraisal methodology it deemed appropriate in its professional judgment. The general partners did not want to otherwise influence the appraisal performed by Daniels & Associates by requiring any changes to its prepared methodology.



     Once Daniels & Associates arrived at a forecast of cash flow and terminal enterprise value, it discounted these values back to the present at a discount rate representing the weighted average cost of capital for various entities within the cable television industry that are capable of consummating a sale similar in size to the acquisition of the assets. Daniels & Associates described the weighted average cost of capital as the rate of return required by an entity on its investment in order to satisfy the expectations of the entity's debt and equity investors. After some analysis, Daniels & Associates assumed that the prime rate on July 1, 1999 (7.5%) was a fair estimate of the cost of debt. It determined the cost of equity by sampling the estimated private market cost of equity for cable television investments and blended this cost with the equity return objectives for large publicly traded companies. Daniels & Associates determined the cost of equity to be 22.5%. Daniels & Associates arrived at a weighted cost of capital of 13.5%.


     Applying the discount rate to its cash flow forecasts, Daniels & Associates arrived at a valuation of $73.3 million for NCP-Six's assets, representing a value equal to 10.9 times annualized free cash flow and $2,200 per equivalent basic subscriber.

     Comparable Transactions Valuation. In addition to the discounted cash flow methodology, Daniels & Associates used the comparable private market transaction multiple methodology. Daniels & Associates describes this as another generally accepted valuation method for correlating and validating the findings of the discounted cash flow analysis with private market realities. Under this methodology, Daniels & Associates compared selected market multiples reported in the sales of cable television systems of similar size, situated in similar markets, and of similar technical condition to NCP-Six's assets. In these transactions, the purchase prices paid ranged from 9.0 to 14.0 times operating cash flow, with a weighted average of 10.0. Prices per subscriber ranged from $1,500 to $2,732, with a weighted average of $1,940. All information provided to the general partners relating to the basis for Daniels & Associates' selection of comparable transactions is also contained in the Daniels & Associates appraisal.

     Valuation. Based on its analysis using these two methodologies, Daniels & Associates arrived at an estimated fair market value for NCP-Six's cable television assets as of July 1, 1999 of $73.3 million, representing 10.9 times the estimated operating cash flow for those assets. The $73.3 million estimate also translates to a value per equivalent basic subscriber of $2,200. This cash flow multiple is slightly higher than the weighted average multiple for comparable transactions and equal to the multiple derived from the discounted cash flow analysis. The value per subscriber is higher than the weighted average value per subscriber derived from the comparable transaction analysis and equal to the value per subscriber derived from the discounted cash flow analysis.

            COMMUNICATIONS EQUITY ASSOCIATES APPRAISAL

     General. The general partners also engaged Communications Equity Associates ("CEA") to appraise the entirety of NCP-Six's assets comprising the cable television systems serving seven communities in Mississippi, South Carolina and North Carolina. CEA delivered its appraisal based on the review, analysis, scope and limitations described in its written summary. CEA appraised NCP-Six's assets as of July 1, 1999. Events occurring after July 1, 1999, and before the effective date of the proposed transaction could affect the properties or assumptions used in preparing the appraisal. CEA will not deliver any additional written summary of the analysis and will not prepare an update to its appraisal closer to the time of closing the proposed transaction. The material assumptions, qualifications, limitations and methods used in the CEA appraisal are described below.


     Summary of Methodology. CEA evaluated each system on a going-concern basis in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors. In valuing the assets, CEA relied on a discounted cash flow analysis and market approach. The discounted cash flow approach is based on the projected operating results of the assets over a ten-year period and applies a factor for the residual value of the assets at the end of that ten-year period. The market transaction approach reviews and compares recent private market transactions involving comparable assets. The market approach provides a comparison of (1) the multiple of cash flow represented by the purchase price of such other systems with the multiple of NCP-Six's cash flow represented by the appraised value for the assets, and (2) the value per subscriber of such other system sales with the corresponding value per subscriber for NCP-Six's operating cable systems. According to CEA, both the discounted cash flow analysis and the comparable private market transaction multiple analysis are generally accepted valuation methodologies for cable television systems.


     In the course of performing its valuation, CEA engaged in discussions with employees of the managing general partner's corporate office and local system offices, and made due diligence visits to substantially all of the operating systems comprising the assets. CEA reviewed and evaluated materials and information provided by the managing general partner and local cable system management, researched demographic information relating to the various communities served by NCP-Six, and analyzed forecasted financial and operating information and drew upon its own general knowledge about the cable television industry. On the basis of this information and these efforts, CEA prepared summaries of relevant operating, technical, financial and demographic characteristics of NCP-Six's operating cable systems.

     In order to assess the fair market value of NCP-Six's assets, CEA prepared detailed operating and financial forecasts for each of NCP-Six's operating cable systems, taking into account operating revenues and expenses as well as capital expenditure requirements. These financial forecasts formed the basis for determining a discounted cash flow for each operating cable system. The combined value for each operating cable system constituted the value of the operating cable assets for NCP-Six on a discounted cash flow basis. In addition to this methodology, CEA used the comparable private market transaction multiple methodology to derive an aggregate value for NCP-Six by analyzing the value per subscriber and operating cash flow multiples obtained in private sales of comparable systems. Informed by the results of both of these methodologies, CEA determined a final appraised value for NCP-Six's assets.

     Assumptions. In performing its discounted cash flow analysis of the value of NCP-Six's assets, CEA assumed the assets have been and will continue to be operated as efficiently as comparable cable systems. CEA assumed that the franchises and asset leases used by NCP-Six in the operation of the assets will be renewed indefinitely as needed without material change, other than upgrade and/or rebuild requirements. CEA further assumed that the systems were in material compliance with all franchise, regulatory and Federal Communications Commission requirements.

     Discounted Cash Flow Approach. The discounted cash flow approach measures the present value of the assets' forecasted free cash flow from operations less capital expenditures including all rebuild or upgrade costs. CEA determined forecasted cash flows by creating ten-year operating forecasts for each of NCP-Six's operating cable systems, each of which took into account detailed projections of revenue and expenses. CEA then calculated the projected residual value of NCP-Six's assets at the end of the ten-year period. This terminal value was calculated by multiplying the projected free cash flow by a multiple which CEA determined to be reasonable in light of its experience in the cable industry. All information provided to the managing general partner relating to CEA's forecasts and assumptions underlying these forecasts is contained in the CEA appraisal. The general partners did not request that additional information or analysis be included in the CEA appraisal because they looked to CEA to develop the appraisal methodology it deemed appropriate in its professional judgment. The general partners did not want to otherwise influence the appraisal performed by CEA by requiring any changes to its prepared methodology.

     Once CEA had arrived at a forecast of cash flow and terminal enterprise value, it discounted these values back to the present at a discount rate representing the weighted average cost of capital for cable television system operators. CEA described the weighted average cost of capital as the rate of return likely required by equity and debt investors in order to satisfy the expectations of the investors. CEA assumed, based on its experience in raising debt financing for cable operators, that a lender would likely charge an interest rate of 8% for debt financing. It determined the cost of equity based on its experience in the cable industry as being a 25% return on investors' equity. Applying these rates, CEA arrived at a weighted cost of capital of 14.8%.

     Applying the discount rate to its cash flow forecasts, CEA arrived at a total present valuation of $74.6 million for NCP-Six's assets, representing a value equal to 11.1 times NCP-Six's estimated operating cash flow and a price of $2,263 per basic subscriber.

     Comparable Market Approach. In addition to its discounted cash flow methodology, CEA used the comparable market transaction approach. CEA describes this as another generally accepted valuation method for valuing businesses and for correlating and validating the findings of the discounted cash flow analysis with private market realities. CEA noted in its appraisal that there was significant consolidation activity in the cable industry during the first six months of 1999. CEA observed that although there had been dramatic increases in the prices paid for large cable systems, due in part to the size and location of the systems and the introduction of cable Internet services, there had been fewer transactions involving cable systems of comparable size and markets as NCP-Six's assets and that the prices paid for these smaller systems had not seen dramatic increases.

     Under the market transaction method, CEA evaluated and compared transactions occurring during the first six months of 1999 involving cable systems of similar size and markets as NCP-Six's assets. In these transactions, the purchase prices paid ranged from 9.2 to 12.7 times operating cash flow, with a weighted average of 10.8 and a median of 11.3. Prices per subscriber ranged from $1,500 to $2,755, with a weighted average of $2,313 and a median of $2,134. Based on CEA's experience, it determined that a cash flow multiple of 11.0 was appropriate to value the systems. CEA applied this multiple to NCP-Six's annualized cash flow of $6,731,196 resulting in a valuation of $74,043,156, representing a per subscriber price of $2,246.

     Valuation. Based on CEA's analysis using these two methodologies, CEA arrived at an estimated fair market value for NCP-Six's assets as of July 1, 1999 of $74.6 million, which represents a value equal to 11.1 times the estimated operating cash flow and a price of $2,263 per basic subscriber. This cash flow multiple of 11.1 is slightly higher than the weighted average multiple for comparable market transactions and is equal to the multiple derived by CEA's discounted cash flow analysis. The value per subscriber of $2,263 is slightly higher than the weighted average value per subscriber for comparable market transactions and is equal to the value per subscriber derived by CEA's discounted cash flow analysis.

            HOULIHAN LOKEY FAIRNESS OPINION

     On May 13, 1998, the general partners in their capacities as general partners of Northland Cable Properties Five Limited Partnership ("NCP-Five") distributed a proxy statement to the limited partners of NCP-Five calling a special meeting to consider a sale of NCP-Five's assets to Northland Communications Corporation and the subsequent liquidation of NCP-Five. In that transaction the assets were valued by a single appraiser and third-party bids were not solicited. On June 3, 1998, a class action lawsuit was filed by a class of limited partners of NCP-Five challenging the proposed sale of NCP-Five's assets. On June 18, 1998, the managing general partner wrote to the limited partners of NCP-Five alerting them to the lawsuit and outlining the allegations. The special meeting of NCP-Five was held on June 25, 1998. The votes of limited

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


partners were counted and the results indicated that the holders of 77% of the outstanding units had voted and, of those units voted, 95% were voted in favor of the transaction. On August 28, 2000, a trial of the NCP-Five lawsuit commenced in King County Superior Court, in Seattle, Washington. The litigation was subsequently settled. On September 1, 1998, the managing general partner closed the purchase and sale of the assets of NCP-Five.



     To address issues raised in the NCP-Five litigation, the general partners decided to solicit bids for NCP-Six's assets through a blind bid process. The general partners also decided to engage an independent third party to evaluate the fairness of the consideration to be received by NCP-Six as a result of the proposed sales, and to render a formal opinion as to those findings.



     On October 24, 2000, the managing general partner on behalf of NCP-Six engaged Houlihan Lokey to render opinions as to the fairness of the consideration to be paid to NCP-Six, from a financial point of view, in both the sale of the Bennettsville system to Bidder D and the sale of NCP-Six's remaining assets to Northland Communications Corporation or its affiliates for the purchase price of the bids submitted by each party in August 2000. Houlihan Lokey did not assist the general partners with any of the negotiations with Bidder D or any company affiliated with Northland Communications Corporation.



     On February 16, 2001, Houlihan Lokey delivered to the general partners a presentation as to Houlihan Lokey's findings and drafts of separate opinions as to the fairness of each of the sale of the Bennettsville system to Bidder D and the sale of NCP-Six's remaining assets to Northland Communications Corporation or its affiliates. Based on the assumptions, qualifications and limitations stated in those draft opinions, Houlihan Lokey concluded that the consideration to be received by NCP-Six in both transactions was fair from a financial point of view as of February 16, 2001.



     Following the general partners' termination of negotiations with Bidder D, the managing general partner requested Houlihan Lokey to revise its fairness evaluation. Because the proposed transaction includes selling all of NCP-Six's assets to Northland Communications Corporation affiliated companies, the managing general partner requested Houlihan Lokey to consolidate its prior draft fairness opinions into one opinion addressing whether the combined consideration to be received by NCP-Six from Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television, Inc. was fair from a financial point of view.



     The full text of Houlihan Lokey's opinion in connection with the proposed sales, which sets forth, among other things, assumptions made, matters considered and limitations on the review undertaken, is attached to this proxy statement as Exhibit N. Houlihan Lokey's opinion was prepared for the use of the general partners in connection with their respective evaluations of the proposed sales and does not constitute a recommendation to the limited partners of NCP-Six as to how they should vote on matters presented in this proxy statement.



     Because Houlihan Lokey cannot control how the sale proceeds from the proposed sales will be distributed to the limited partners of NCP-Six, the Houlihan Lokey opinion is also limited to whether the consideration to be received by NCP-Six is fair from a financial point of view, and does not make a separate determination as to the fairness of the consideration to be received by the limited partners of NCP-Six upon liquidation of NCP-Six. Notwithstanding, the net proceeds from any sale of the assets of NCP-Six will be first applied to the payment of known NCP-Six liabilities and a $750,000 reserve for potential unknown or contingent liabilities. The balance of net proceeds will be distributed pro rata amongst the partners of NCP-Six following consummation of the proposed sales and the payment of NCP-Six's liabilities. Therefore, the primary concern of the general partners and Messrs. Whetzell and Clark when evaluating whether to approve of the proposed sales was the fairness of the price to be received by NCP-Six for its assets.



     Houlihan Lokey's opinion does not address the underlying business decisions of the general partners to proceed with the proposed sales. Instead, Houlihan Lokey's opinion is limited to Houlihan Lokey's independent evaluation of whether the aggregate consideration to be received in the proposed sales is fair as of the date of the opinion.

     In connection with the preparation of Houlihan Lokey's opinion, Houlihan Lokey, among other things:


     1. met with the following financial advisors and representatives of senior management of Northland Telecommunications Corporation and NCP-Six to discuss the operations, financial condition, future prospects and projected operations and performance of NCP-Six:


       - John Whetzell: Founder, President, CEO and Chairman of the Board of Directors, Northland Telecommunications Corporation;

       - Gary Jones: Vice President and Chief Financial Officer, Northland Telecommunications Corporation;

       - Richard Dyste: Vice President of Technical Services, Northland Telecommunications Corporation;

       - Laura Williams: Vice President and Senior Counsel, Northland Communications Corporation;

       - Richard Clark: Vice President, Treasurer and Director, Northland Telecommunications Corporation;

       - H. Lee Johnson: Divisional Vice President, Northland Telecommunications Corporation;

       - Richard Belland: System Manager, Starkville, MS system;

       - Ricky Mooneyham: Regional Manager, Philadelphia and Forest, MS system;

       - Toby Ellington: South East Operations Analyst, Northland Communications Corporation;

       - Bill Staley: Regional Manager, Aiken, SC area systems;

       - Bob Sturm: System Technician, Barnwell, SC system;

       - Shirley McCormick: Business Manager, Bennettsville, SC system;

       - Leroy Hendricks: System Technician, Bennettsville, SC system; and

       - Randy Wells: Senior Vice President, Daniels & Associates, L.P.;

     2. visited the following cable system operations representing approximately 92% of NCP-Six's subscribers:

       - Starkville, MS;

       - Philadelphia, MS;

       - Barnwell, SC; and

       - Bennettsville, SC;

     3. reviewed the following documents:

       - Northland Telecommunications Corporation 1999 Annual Report;

       - Northland Cable Properties Six Limited Partnership Prospectus dated July 10, 1986;

       - Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, executed on November 3, 1986;

       - Northland Cable Properties Six Limited Partnership First Supplement to Prospectus dated October 23, 1986;

       - Northland Cable Properties Six Limited Partnership Second Supplement to Prospectus dated December 1, 1986;

       - Northland Cable Properties Six Limited Partnership Third Supplement to Prospectus dated January 26, 1987;


       - Audited Financial Statements for the years ended December 31, 2000 and 1999;


       - Audited Financial Statements for the years ended December 31, 1988 and 1987;

       - Audited Financial Statements for the years ended December 31, 1996 and 1995;

       - Audited Financial Statements for the years ended December 31, 1997 and 1996;

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

       - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1997;

       - Northland Cable Properties Six Limited Partnership 8-K dated January 2, 1998;

       - Northland Cable Properties Six Limited Partnership 10-K/A for the fiscal year ended December 31, 1998;

       - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 1999;

       - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1999;

       - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 2000;

       - Unaudited detailed financial statements for each operating group for the year-to-date period ended December 31, 2000;


       - Unaudited detailed financial statements for each operating group for the five months ended May 31, 2001;



       - Northland Cable Properties Six Limited Partnership Appraisal Analysis Summary as of July 1, 1999 prepared by Daniels & Associates, L.P.;


       - Northland Cable Properties Six Limited Partnership Asset Valuation Analysis as of July 1, 1999 prepared by Communications Equity Associates;

       - Northland Cable Properties Six Limited Partnership Confidential Memorandum, prepared by Daniels & Associates, L.P., dated July 1999;

       - Northland Cable Properties Six Limited Partnership Bid Instructions Letter, dated August 6, 1999 from Daniels & Associates, L.P.;

       - Northland Cable Properties Six Limited Partnership Buyer List, prepared by Daniels & Associates, dated August 20, 1999;

       - Northland Cable Properties Six Limited Partnership Bid Summary, dated August 20, 1999;


       - Northland Cable Properties Six Limited Partnership Confidential Memorandum, prepared by Daniels & Associates, L.P., dated June, 2000;


       - Northland Cable Properties Six Limited Partnership Bid Instructions Letter, dated July 27, 2000 from Daniels & Associates, L.P.;

       - Bid Procedures Letter from Daniels & Associates, L.P., dated July 18, 2000 and Proposed Asset Purchase Agreement;

       - Northland Cable Properties Six Limited Partnership Prospective Buyers List, prepared by Daniels & Associates, dated July 28, 2000;

       - Northland Cable Properties Six Limited Partnership Updated Bid Book, dated August 16, 2000;


       - Follow-up Bid Instruction Letters to Bidder D from Daniels & Associates, L.P., dated July 28, 2000 and August 3, 2000;


       - Affidavits from Hubbard & Johnson, P.C., signed August 10, 2000 and August 17, 2000;


       - Proposed Asset Purchase and Sale Agreement by and Between Northland Cable Properties Six Limited Partnership and Bidder D;



       - Letter of Intent between Northland Cable Networks LLC and Northland Cable Properties Six Limited Partnership dated June 8, 2001;



       - Asset Purchase and Contribution Agreement among Northland Cable Properties Six Limited Partnership, Northland Communications Corporation and Northland Cable Networks LLC dated May 29, 2001;



       - Asset Purchase Agreement between Northland Cable Properties Six Limited
         Partnership and Northland Cable Properties, Inc. dated June   , 2001;

       - Asset Purchase Agreement between Northland Cable Properties Six Limited
         Partnership and Northland Cable Television, Inc. dated June   , 2001;



       - Northland Cable Networks LLC, Limited Liability Company Agreement,
         dated April   , 2001;


       - BMO Nesbitt Burns term sheet for Northland Cable Properties, Inc.,
         dated             , 2001;


       - GE Capital Commercial Finance, Inc. Term Sheet for "NEWCO" LLC dated June 21, 2001;



       - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities and Exchange Commission on December 9, 1999;


       - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities Exchange Commission on December 21, 2000;

       - Northland Cable Properties Six Limited Partnership Subscriber History from January 1998 to September 2000, dated October 25, 2000;

       - Northland Cable Properties Six Limited Partnership Subscriber Report -- end of month subs as of December 2000;


       - Northland Cable Properties Six Limited Partnership Subscriber Report -- end of month subs as of May 2001;


       - Summary of Secondary Trading for units in NCP-Six from inception to April 16, 2001 from Bloomberg L.P.;

       - NCP-Six Subscriber Summary for the first quarter of 2001;

       - Franchise Renewal Docket;

       - Listing of Property Leases;


       - Channel Line-ups, printed October 25, 2000;


       - NCP-Six Company Summary Three Year Capital Plan dated January 22, 2001;

       - Organization Chart for Northland Telecommunications Corporation; and

       - publicly available information on the industry, NCP-Six and comparable companies and transactions;


     4. performed an appraisal of the assets proposed to be sold in the proposed transaction which included the following analyses:


       - Analysis of comparable transactions;

       - Analysis of all previous purchases and sales of cable systems by NCP-Six;

       - Analysis of comparable public companies;

       - Discounted cash flow analysis;

       - Review of the returns to the original limited partners and limited partners from secondary trading;

       - Review of the historical and projected financial performance of the systems;

       - Review of the historical subscriber performance of the systems;

       - Review of the historical and projected capacity and other technical aspects of the systems;

       - Review of the implied multiples from the proposed transactions; and

       - Analysis of the change in valuations of cable systems over time.


     The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with rendering its opinion related to the proposed sales.


               DISCOUNTED CASH FLOW ANALYSIS

     The discounted cash flow approach values a company on a going-concern basis. The discounted cash flow approach determines the present risk-adjusted value of the expected future cash flow stream, with expected growth incorporated into the projections. There are three steps involved in using the discounted cash flow approach as follows:

     - determination of cash flow projections that are supportable in light of historical performance, industry performance and industry expectations, and reasonable future expectations of NCP-Six;

     - determination of the "terminal value" of NCP-Six at the end of the projection period; and

     - determination of the appropriate discount rate to be used to discount the projected cash flows.

     In its analysis of NCP-Six, Houlihan Lokey used forecasts and projections for the years ended December 31, 2001 through 2005. Projected capital expenditures for 2001 to 2003 were based on NCP-Six's detailed three-year capital plan. Debt-free cash flows are generally defined as representative debt-free earnings less capital expenditures plus depreciation and amortization less increases in net working capital. Houlihan Lokey discounted the value of the debt-free cash flow streams to present values using discount rates ranging from 13% to 17%. Houlihan Lokey selected the discount rates by estimating the weighted average cost of capital for the combined operating units of NCP-Six. The weighted average cost of capital used by Houlihan Lokey in its analysis was primarily based on the cost of equity for publicly traded cable companies and the cost of debt for similar risk securities in Northland Communications Corporation.


     In order to determine the terminal value of NCP-Six's assets at the end of the projection period, Houlihan Lokey utilized a capitalization of operating cash flow approach. This approach was utilized by applying a 10.0x multiple to 2005 operating cash flow. The terminal multiple of 10.0 was based on the average multiple for similar transactions. Houlihan Lokey then discounted the terminal value of the assets associated with the proposed transaction to the present using the same discount rate range as the interim cash flows. Houlihan Lokey added together the present value of the interim cash flows and the present value of the terminal value to arrive at a total enterprise value range of $59.5 million to $68.4 million for the assets associated with the proposed sales.


               COMPARABLE TRANSACTION ANALYSIS

     Using publicly available information, Houlihan Lokey analyzed the consideration offered and the implied transaction value multiples paid in the following selected acquisition transactions in the cable system industry:


                                                                                    PRICE      PRICE/      CASH
                                                                                   PAID PER     CASH      FLOW/
         DATE                      BUYER                       SELLER             SUBSCRIBER    FLOW    SUBSCRIBER
         ----                      -----                       ------             ----------   ------   ----------
June 2000.............  Adelphia                     Tri-Lakes                      $2,778      13.2       $210
June 2000.............  Cable One                    Telepartners                    2,500      11.8        212
June 2000.............  Charter Communications Inc.  Enstar 6-B                      1,720      11.0        156
June 2000.............  Gans Multimedia              Enstar                          1,624       9.5        171
July 2000.............  Mediacom                     Spirit Lake CATV                2,160      10.0        216
July 2000.............  Mediacom                     So. KY Service Corp.            2,100       9.7        216
July 2000.............  Omega                        Rifkin Acquisition Partners     2,111       9.0        235
August 2000...........  Gans Multimedia              Enstar                          1,725       7.0        246
October 2000..........  Mediacom                     Illinet Cable Systems           1,950      10.0        195
October 2000..........                               Lewis County Cable and
                        Time Warner                  Henderson Cable                 1,304       8.0        170
November 2000.........  Mediacom                     Satellite Cable Services        2,392       7.5        306
February 2001.........  Time Warner                  Cable Texas                     2,462      15.1        163
February 2001.........  Uvision, LLC                 Stuck Electric, Inc.            1,391       8.0        174


     In analyzing these comparable transactions, Houlihan Lokey compared the total consideration paid in such transactions as a multiple of the number of subscribers as well as the latest twelve months and estimated calendar 2000 cash flows, where available.


     The transactions above were relied on more heavily than other transactions analyzed because they were closer in time to the proposed sales, similar in size to the combined proposed sales and the acquired companies were located in similar rural communities. The average multiple of operating cash flows for these transactions was 10.0 and the median was 9.7. The average price per subscriber was $2,009 and the median was $2,100. In contrast to these comparables, the consideration offered and the implied transaction value multiples for the combined proposed sales are:



                                                                         AGGREGATE    AGGREGATE   AGGREGATE
                                                                           PRICE       PRICE/        CASH
     NCP-SIX SYSTEM(S)                                                    PAID PER      CASH        FLOW/
         TO BE SOLD                      BUYER                 SELLER    SUBSCRIBER     FLOW      SUBSCRIBER
     -----------------                   -----                 ------    ----------   ---------   ----------


  Barnwell, South           Northland Cable Properties, Inc.   NCP-Six
    Carolina..............

  Highlands, North          Northland Cable Television, Inc.   NCP-Six
    Carolina..............

  Philadelphia and          Northland Cable Networks LLC       NCP-Six
    Starkville,
    Mississippi...........                                                 $2,225        10.1           221

  Bennettsville, South      Northland Cable Networks LLC       NCP-Six
    Carolina..............



     After reviewing the composite range of multiples indicated for the comparable transactions, Houlihan Lokey arrived at the following multiple ranges for NCP-Six:

2000 Cash Flow Multiple Range.......................       9.5 to 10.0
Price per Subscriber Multiple Range.................  $1,900 to $2,100


     After applying these ranges to NCP-Six's representative values, Houlihan Lokey arrived at an aggregate valuation range for NCP-Six's assets of $63.1 million to $67.7 million. In comparison, the combined proposed sales provide for an aggregate purchase price valuation of $70.2 million.


               OTHER CONSIDERATIONS

     In addition to the analyses mentioned above, Houlihan Lokey:

     - performed an analysis of all previous purchases and sales of cable systems by NCP-Six. Houlihan Lokey reviewed previous sales and acquisitions of cable systems made by NCP-Six including its acquisition of the Bennettsville and Barnwell operating systems in 1998 at $1,817 per subscriber.


     - reviewed the returns to NCP-Six's original limited partners from secondary trading. Limited partners in NCP-Six originally purchased units for $500 per unit. To date, distributions totaling $128 per unit have been paid by NCP-Six to its limited partners. Distributions to limited partners resulting from the proposed transaction are forecasted to be $1,159 per unit, although $505 of that amount is to be paid over three years from closing. During the life of NCP-Six, Houlihan Lokey's research showed the pricing of units in the secondary market ranged from a low of $300 to a high of $870. The highest trade at $870 per unit was for a total of ten units in May 2000. The highest number of units traded in any given month was 169 in March 2000 for prices ranging from $800 to $831.



     - analyzed the change in valuations of U.S. cable systems since the date of the previous appraisals by Daniels & Associates and Communications Equity Associates. The market price for public cable companies decreased 22% between June 25, 2001 and July 1, 1999, the date of the previous appraisals by Daniels & Associates and Communications Equity Associates. The average appraisal value from Daniels & Associates and Communications Equity Associates was $73.95 million as of July 1, 1999. Applying a 22% decrease implies a value of $57.68 million as of June 25, 2001 for the combined assets to be sold in the proposed sales. In addition, the number of total NCP-Six subscribers has decreased from 32,617 at the end of June 1999 to 31,428 at the end of May 2001. This puts downward pressure on the current valuation of NCP-Six's assets as compared to July 1999.



     - reviewed the implied multiples for the combined proposed sales. The implied multiple per subscriber from the proposed transaction is $2,225. The implied operating cash flow multiple from the combined proposed sales is 10.1. These multiples were calculated based on an adjusted purchase price. The adjusted purchase price of $69.2 million was determined by adding the expected proceeds to be paid to

       NCP-Six on the closing date to the present value of the principal and interest payments to be paid over the next three years on the two promissory notes to be delivered to NCP-Six upon closing.

     - held discussions with Daniels & Associates regarding the sale procedures and bid processes followed in connection with the sale of the assets of NCP-Six.


     After applying the various approaches and considering the factors mentioned above, Houlihan Lokey arrived at a valuation range of $61.9 million to $67.9 million. This range is below the $70.2 million aggregate purchase price valuation of the proposed sales. The highest value within this range is also below the combined adjusted present value of the proposed sales which was calculated to equal $69.2 million as of June 25, 2001. As a result, Houlihan Lokey has concluded that the combined proposed sales are fair to NCP-Six from a financial point of view.


               COMPENSATION AND MATERIAL RELATIONSHIPS


     NCP-Six paid Daniels & Associates and Communications Equity Associates $50,000 each plus out-of-pocket expenses for their appraisal services. If the proposed sales are consummated, NCP-Six will pay Daniels & Associates up to $702,000 as a brokerage fee for its efforts in soliciting bids for the assets from independent third parties. The actual amount of the brokerage fee will equal 1% of the purchase price paid at each closing.



     The managing general partner retained Daniels & Associates and Communications Equity Associates based on each company's experience and expertise as a nationally recognized cable brokerage, appraisal and investment banking firm. Each firm, as part of its investment banking business, is continuously engaged in the valuation of cable businesses and securities in connection with mergers and acquisitions, competitive biddings and private placements. The general partners decided not to retain appraisers other than Daniels & Associates and Communications Equity Associates, because they believed Daniels & Associates and Communications Equity Associates had significant expertise in the rural cable television markets in which NCP-Six's systems are located. The general partners' belief as to the qualifications of Daniels & Associates and Communications Equity Associates is based on the managing general partner's years of experience working in the cable television industry. The managing general partner's experiences have included negotiating numerous transactions for cable assets; valuing systems for both operation, purchase and sale; attending numerous trade shows and industry events; maintaining relationships with various parties that work in the cable industry, including parties known to customarily appraise cable assets; and keeping abreast of industry developments through trade publications and various news sources. Both Daniels & Associates and Communications Equity Associates are independent of the companies affiliated with Northland Communications Corporation and NCP-Six. Neither firm has any ownership interest in or management control over any Northland Communications Corporation affiliated company although the managing general partner is aware of one individual at Communications Equity Associates who owns eight units of limited partnership interest in NCP-Six (out of 29,784 units outstanding). This individual has agreed to not vote his units at the special meeting. In the past, Daniels & Associates has provided brokerage and appraisal services to NCP-Six, including assisting in brokering the sale of the Sandersville, Mississippi system in April 1999. In addition, both Daniels & Associates and Communications Equity Associates have previously provided brokerage and appraisal services to Northland Communications Corporation and affiliates and it is expected that they may provide similar services in the future. In all cases, each firm has received customary fees for the rendering of these services. Both Daniels & Associates and Communications Equity Associates have consented to the use of their appraisals in connection with this proxy statement.



     NCP-Six paid Houlihan Lokey a fee of $125,000 plus certain hourly fees and out-of-pocket expenses for its services in connection with rendering its opinion as to the fairness of the consideration to be received by NCP-Six in the proposed sales. The amount paid to Houlihan Lokey was not conditioned upon the outcome of its fairness opinion and was negotiated prior to Houlihan Lokey's evaluation of any of the assets of NCP-Six. NCP-Six retained Houlihan Lokey to evaluate the assets of NCP-Six and the consideration to be received in the proposed sales due to Houlihan Lokey's experience and reputation in evaluating transactions and rendering fairness opinions for various companies in various industries, including companies operating in the telecommunications sector. Houlihan Lokey was ranked number one amongst national investment banking services companies for the number of fairness opinions rendered in the United States during calendar year 2000. Prior to this engagement, neither Northland Communications Corporation nor any of its affiliates had entered into a relationship with Houlihan Lokey, and to the knowledge of the general partners Houlihan Lokey does not own any interest in, or have any management control over any Northland Communications Corporation affiliated company. Houlihan Lokey has consented to the use of its fairness opinion in connection with this proxy statement.

                      SPECIFIC TERMS OF THE PROPOSED SALES



GENERAL STRUCTURE OF THE PROPOSED SALES



     The proposed sales are to be made under four separate purchase agreements. The terms and conditions of each agreement are set forth in the Northland Cable Networks LLC, Northland Cable Properties, Inc., and Northland Cable Television, Inc. asset purchase agreements and the Northland Cable Networks LLC Letter of Intent, copies of which are attached as Exhibits E through H. These offers are by the following purchasers at the following values:



                                                                             TOTAL CONSIDERATION
                                                          ---------------------------------------------------------
     LOCATION OF                             ASSIGNED         IN-KIND         CASH AT     PROMISSORY
 OPERATING SYSTEM(S)        PURCHASER          VALUE      CONTRIBUTION(1)     CLOSING       NOTE(6)        TOTAL
---------------------  -------------------  -----------   ---------------   -----------   -----------   -----------
Mississippi            Northland Cable
                       Networks LLC(2)      $46,250,000     $2,000,000      $38,175,000   $ 6,075,000   $46,250,000
Bennettsville,         Northland Cable
  South Carolina       Networks LLC(3)      $ 7,950,000     $  375,000      $ 5,625,000   $ 1,950,000   $ 7,950,000
Barnwell,              Northland Cable
  South Carolina       Properties, Inc.(4)  $11,400,000     $3,000,000      $ 5,100,000   $ 3,300,000   $11,400,000
Highlands,             Northland Cable
  North Carolina       Television, Inc.(5)  $ 4,600,000     $  504,812      $ 3,595,188   $   500,000   $ 4,600,000
                                            -----------     ----------      -----------   -----------   -----------
Total                                       $70,200,000     $5,879,812      $52,495,188   $11,825,000   $70,200,000
                                            ===========     ==========      ===========   ===========   ===========


---------------

(1) Immediately prior to each sale, NCP-Six will make an in-kind distribution to the managing general partner in exchange for its pro rata share of the operating system(s) sold. The in-kind distribution will satisfy in full the managing general partner's right to receive further distributions from NCP-Six with respect to those systems, so that all subsequent distributions will be made exclusively to the other partners in NCP-Six. The aggregate in-kind distribution is valued at $5,879,812, based on NCP-Six's expenses and liabilities equaling the pro forma expenses and liabilities set forth under the "Projected Cash Available from Liquidation" section below. To the extent that events occurring after closing, such as claims being made against the hold back escrow required by Northland Cable Networks LLC and/or the final calculation of subscribers existing as of the closing date, result in an adjustment to the purchase price upon which the managing general partner's in-kind distribution was calculated, an equalizing cash payment will be made after closing. The managing general partner will reimburse NCP-Six in cash in an amount equal to the managing general partner's pro rata ownership percentage of any decrease in the purchase price and NCP-Six will distribute to the managing general partner in cash an amount equal to the managing general partner's pro-rata ownership percentage of any increase. See the subsection below titled "-- The Managing General Partner's In-kind Distribution" for further details.



(2) Northland Cable Networks LLC will pay to NCP-Six $44,250,000 for NCP-Six's remaining interest in its Mississippi operating systems. This purchase price will be paid at closing to NCP-Six through a cash payment of $38,175,000 and delivery of a promissory note in the principal amount of $6,075,000 issued by Northland Cable Networks LLC.



(3) Northland Cable Networks LLC will pay to NCP-Six $7,575,000 for NCP-Six's remaining interest in its Bennettsville, South Carolina. The purchase price will be paid at closing through a cash payment of $5,625,000 and delivery of a promissory note in the principal amount of $1,950,000 issued by Northland Cable Networks LLC.



(4) Northland Cable Properties, Inc. will pay to NCP-Six $8,400,000 for NCP-Six's remaining interest in its Barnwell, South Carolina operating systems. This purchase price will be paid at closing to NCP-Six through a cash payment of $5,100,000 and delivery of a promissory note in the principal amount of $3,300,000 issued by Northland Communications Corporation.



(5) Northland Cable Television, Inc. will pay to NCP-Six $4,095,188 for NCP-Six's remaining interest in its Highlands, North Carolina system. This purchase price will be paid at closing to NCP-Six through a cash payment of $3,595,188 and delivery of a promissory note in the principal amount of $500,000 issued by Northland Communications Corporation.



(6) The economic terms of each of the promissory notes are identical and described below under the subsection titled "Terms of Promissory Notes."


POTENTIAL PURCHASE PRICE ADJUSTMENTS


     With respect to each of the proposed sales, the value assigned to the operating systems being purchased is based on the following assumptions:



          (i) NCP-Six will transfer its assets free and clear of all liens and encumbrances;



          (ii) the purchaser will assume no debts and liabilities of NCP-Six (other than obligations arising from the acquired assets after closing); and



          (iii) the purchaser will not receive any of NCP-Six's closing cash balances, accounts receivable, prepaid expenses or certain other immaterial assets.



          In addition, the $46,250,000 value assigned to NCP-Six's Mississippi systems is predicated upon the assumption that NCP-Six's Philadelphia and Starkville, Mississippi systems will have combined at least 18,638 subscribers as of the date of closing. Any lesser amount of subscribers will result in a downward adjustment of the assigned value equal to $2,447 times the number of subscribers below 18,638. As of March 31, 2001, NCP-Six had a total of 18,383 subscribers for its combined Mississippi systems. Subscriber numbers for these systems historically decrease during the summer months due to a seasonal subscriber base, but such seasonal decreases customarily reverse themselves by September 30. In an effort to protect against a downward adjustment to Northland Cable Networks LLC's purchase price for NCP-Six's Mississippi systems, NCP-Six is focusing its marketing efforts to increase the number of subscribers for NCP-Six's Mississippi systems. Based on information provided by NCP-Six's operational personnel in Mississippi, the managing general partner is optimistic that there will be an adequate number of subscribers at the time of closing the sale of NCP-Six's Mississippi systems to avoid a material downward adjustment to the purchase price of those systems due to the number of subscribers delivered at closing.



     The purchasers may also assume certain of NCP-Six's liabilities at closing. If one of the purchasers assumes an NCP-Six liability the amount of such assumption will have no impact on the net cash available to NCP-Six for distribution to the administrative general partner and the limited partners. To the extent such liabilities are not assumed by the purchasers, NCP-Six will be required to pay off its liabilities out of the net proceeds received in the proposed sales.


TERMS OF PROMISSORY NOTES


     As noted above, NCP-Six will receive at closing, as partial consideration for the sale of its assets, various promissory notes from Northland Cable Networks LLC and Northland Communications Corporation in the aggregate principal amount of $11,825,000. While these promissory notes will be from different issuers, they will have substantially identical terms. Each promissory note will:



     - be payable through three equal payments of principal, together with accrued but unpaid interest, due on the first, second, and third anniversaries of closing.



     - bear interest at a fixed rate of 8% per annum with a default interest rate fixed at 10% per annum.



     - be prepayable, at any time, without penalty or premium.



     - constitute a fully recourse but unsecured obligation of the issuer.



     - be subordinated to senior debt incurred by the issuer; provided, however, that such senior debt will permit payments to be made upon such promissory note as long as there is not an event of default under the senior debt. In the event the issuer is in default under its senior debt, the terms of each promissory note issued to NCP-Six will preclude payment under the note until the senior debt default

'is either cured or waived. During this period, the issuer of the note will not be deemed to be in default of its obligations to NCP-Six under the promissory notes issued to NCP-Six.


SENIOR DEBT OF NORTHLAND CABLE NETWORKS LLC


     Northland Cable Networks LLC is a newly-formed limited liability company. Northland Communications Corporation owns approximately 12.5% of its outstanding voting equity, and unaffiliated third-party investors own the balance of the outstanding voting equity. However, under the terms of Northland Cable Networks LLC's organizational documents, management personnel of Northland Communications Corporation may acquire up to an additional 12.5% of Northland Cable Networks LLC's outstanding equity under an employee incentive plan. To finance the $43,800,000 cash payments due to NCP-Six at the closings of the sales of NCP-Six's Mississippi and Bennettsville, South Carolina operating systems, Northland Cable Networks LLC plans to borrow up to $31,800,000 from a senior lender that will acquire a first lien on all assets of Northland Cable Networks LLC, including the assets acquired from NCP-Six. Northland Cable Networks LLC may incur from time to time additional senior debt for its operations and future acquisitions. All senior debt incurred by Northland Cable Networks LLC will have priority over payment of the promissory notes delivered by Northland Cable Networks LLC to NCP-Six. If Northland Cable Networks LLC defaults on any of its senior debt, it will be prohibited from making payments on the promissory notes given to NCP-Six until the default is cured. Furthermore, since the senior debt will be secured by the assets of Northland Cable Networks LLC, its senior lienholders will be able to realize upon the collateral value of such assets, before its collateral is available to pay amounts owing to NCP-Six.


SENIOR DEBT OF NORTHLAND COMMUNICATIONS CORPORATION


     Northland Communications Corporation has guaranteed all senior debt that has been or may be incurred by Northland Cable Properties, Inc. Northland Cable Properties, Inc. has an existing senior credit facility with a maximum borrowing limit of $85,000,000. Northland Cable Properties, Inc. expects to utilize this expanded credit facility to finance the cash portion of the purchase price due to NCP-Six for the purchase of NCP-Six's Barnwell, South Carolina system and, after borrowing such additional funds, it anticipates having an outstanding senior debt of approximately $67,000,000. Separate and apart from its guarantee of this senior debt, Northland Communications Corporation has, as of March 31, 2001, outstanding senior debt of approximately $1,600,000. Both the direct and guaranteed debt of Northland Communications Corporation will be senior to the amounts owing under the promissory notes that Northland Communications Corporation will deliver to NCP-Six at closing.



PURCHASERS' SOURCES OF FUNDS



     As discussed under "General Structure of Proposed Sales" at the beginning of this section, each of the three purchasers in the proposed sales will pay its purchase price by delivering to NCP-Six at closing a combination of cash and one or more promissory notes. Each of those purchasers will be relying upon debt financing for most, if not all, of the cash portion of the purchase price to be delivered at closing. As of the date of this proxy statement, the purchasers had made the following arrangements for financing their proposed purchases:



     NORTHLAND CABLE PROPERTIES, INC.



     On May 24, 2001, Northland Cable Properties, Inc. and a syndicated group of lenders led by Bank of Montreal as administrative agent entered into an Amended and Restated Credit Agreement providing for borrowings of up to $85,000,000 by Northland Cable Properties, Inc. and Northland Cable Ventures LLC. This credit facility is secured by a first position lien on all of the existing and after acquired assets of the borrowers. Northland Cable Properties, Inc. plans to borrow the entire $5,100,000 cash portion of its purchase price for NCP-Six's Barnwell, South Carolina operating system from this credit facility, the terms of which specifically reference that a portion of the funds available under the credit facility may be borrowed to purchase operating systems from NCP-Six. Northland Cable Properties, Inc. plans to repay such borrowings through future operations. Conditions applicable to Northland Cable Properties, Inc.'s ability to borrow the anticipated $5,100,000 under the Amended and Restated Credit Agreement include customary borrowing conditions for similar commercial loans, including the lenders' receipt of various security and loan documents, the borrowers not being in default of the Amended and Restated Credit Agreement at the time the loan is requested and the absence of any pending litigation prohibiting the loan or the transaction for which the loan is requested. Additional conditions under the Amended and Restated Credit Agreement specific to the borrowing required for the purchase of NCP-Six's Barnwell, South Carolina operating system include the requirement that all necessary consents for the transfer of NCP-Six's Barnwell assets are obtained, all assets purchased from NCP-Six are free and clear of all liens, and Northland Communications Corporation must issue its $3,300,000 promissory note to be delivered by Northland Cable Properties, Inc. to NCP-Six at closing. Northland Cable Properties, Inc. has not pursued alternative financing for the proposed sales and is looking solely to its existing Amended and Restated Credit Agreement to borrow the funds necessary for it to close its purchase of NCP-Six's Barnwell, South Carolina operating system.



     NORTHLAND CABLE TELEVISION, INC.



     In August, 2000, Northland Cable Television, Inc. and a syndicated group of lenders led by Bank of America as administrative agent entered into a Credit Agreement providing for borrowings of up to $100,000,000 by Northland Cable Television, Inc. This credit facility is secured by a first position lien on all of the existing and after acquired assets of Northland Cable Television, Inc. Northland Cable Television, Inc. plans to borrow the entire $3,595,188 cash portion of its purchase price for NCP-Six's Highlands, North Carolina operating system from this credit facility and plans to repay these borrowings through future operations. Northland Cable Television, Inc.'s ability to borrow the $3,595,188 amount from this credit facility is subject to certain conditions customarily found in similar credit agreements. Those conditions include the requirement that the lenders receive certain loan documents, the borrower not be in default under the terms of the Credit Agreement at the time the borrowing is requested, and that there be no material adverse change in the borrower's assets or operations. Northland Cable Television, Inc. has not pursued alternative financing for its proposed purchase of NCP-Six's Highlands, North Carolina operating system and is looking solely to its existing Credit Agreement to borrow the funds necessary for it to close its purchase.



     NORTHLAND CABLE NETWORKS LLC



     On June 27, 2001, Northland Cable Networks LLC received a written expression of interest from a commercial lender to provide a credit facility with borrowing capacity of up to $35,000,000. In order to close on the combined purchase of NCP-Six's Mississippi and Bennettsville, South Carolina operating systems, Northland Cable Networks LLC plans to borrow up to $31,800,000, which it plans to repay through the course of its operations, asset sales or subsequent refinancings. Northland Cable Networks LLC plans to pay the remaining $12 million due at closing for NCP-Six's Mississippi and Bennettsville operating systems through cash provided by the investor group which owns the majority of the voting equity of Northland Cable Networks LLC. The proposed credit facility would have a term of 8.5 years. The interest rate under the credit facility would be variable based on either an adjusted LIBOR rate or an adjusted Prime/Federal Funds rate. The credit facility would be secured by a first position lien on all of the existing and after acquired assets of Northland Cable Networks LLC. Conditions to borrowing under the credit facility would include ongoing satisfaction of various financial covenants, including that the borrower meet specified maximum debt to cash flow ratios, not exceed specified maximum capital expenditure limits, and maintain at least 20,500 cable subscribers. Additional conditions to the lender providing the credit facility include Northland Cable Networks LLC having sufficient cash at the time of closing the purchase of NCP-Six's operating systems to pay the non-borrowed cash portion of the purchase price, and evidence that Northland Cable Networks LLC has delivered its promissory note(s) to NCP-Six at closing in payment of the remainder of the purchase price for the assets being acquired. As of July 1, 2001, Northland Cable Networks LLC had agreed to the lender's terms and was awaiting the lender's final underwriting commitment for the anticipated credit facility.

TIMING OF CLOSINGS; CONDITIONS TO COMPLETION OF THE PROPOSED SALES



     The managing general partner anticipates that each of the proposed sales will be consummated concurrently during the last two weeks of September, 2001. However, the obligations of each of the purchasers (Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television, Inc.) to consummate each of the proposed sales is subject to the satisfaction of certain material closing conditions, including the following:



     - the proposed transaction must be approved by holders of a majority of the outstanding limited partnership units of NCP-Six;


     - there must be no action, suit or other proceeding pending or threatened to prevent or restrict the proposed transaction;

     - the Hart-Scott-Rodino Act waiting period must have expired or terminated;

     - the necessary consents from all franchising authorities and from the FCC must be obtained;


     - in the case of purchases by Northland Cable Networks LLC, the necessary financing must be obtained; and



     - there must be no material change in the financial condition of NCP-Six.



     These closing conditions are for the benefit of the purchasers. As a consequence, each of the proposed sales may not close if one or more of these conditions are not satisfied or waived by the applicable purchaser, even if the proposed sales are approved by limited partners holding a majority of NCP-Six's limited partnership units.



NORTHLAND CABLE NETWORKS LLC'S LETTER OF INTENT



     As of the date of this proxy statement, Northland Cable Networks LLC and NCP-Six had yet to finalize negotiation and execution of a definitive asset purchase agreement for the purchase and sale of NCP-Six's Bennettsville, South Carolina system. Notwithstanding, NCP-Six and Northland Cable Networks LLC have entered into a Letter of Intent setting forth the material terms for the sale of NCP-Six's Bennettsville system, a copy of which is attached as Exhibit F.



     The Letter of Intent between NCP-Six and Northland Cable Networks LLC does not require either party to sign a definitive agreement. As such, there is a possibility that such an agreement will not be finally agreed upon, although the managing general partner feels that such an outcome is unlikely. By authorizing the proposed sales, the limited partners will authorize NCP-Six to finalize an asset purchase agreement with Northland Cable Networks LLC on terms that are not inconsistent with those terms set forth in the Letter of Intent.



OTHER ACQUISITION TERMS



     The definitive purchase and sale agreements for the proposed sales contain certain representations and warranties by NCP-Six as the seller, and Northland Cable Networks LLC, Northland Cable Television, Inc. and Northland Cable Properties, Inc., as the purchasers. The definitive agreements also provide for the termination of the proposed sales if all closing conditions are not satisfied or waived.



AUTHORIZATION OF SALES TO NON-AFFILIATE PURCHASERS



     The proposed amendment to the NCP-Six Partnership Agreement (Proposed Amendment No. 2) required to authorize the proposed sales is attached to this proxy statement as Exhibit D. That amendment further provides that in the event one or more of NCP-Six's operating systems are not purchased in the proposed sales, the general partners shall have authority, without further limited partner approval, to sell the remaining operating system(s) to one or more purchasers that are not affiliated with the general partners at prices and on terms established by the general partners.


DISTRIBUTIONS TO GENERAL AND LIMITED PARTNERS

     Under the NCP-Six partnership agreement, partnership distributions are to be allocated in the following order of priority:

     - first, until the limited partners receive cumulative distributions equal to their capital contributions, 99% to the limited partners and 1% to the managing general partner; and

     - thereafter, 75% to the limited partners, 5% to the administrative general partner, and 20% to the managing general partner.

     Limited partners will participate in the distributions that are to be made to them in proportion to the number of limited partnership units they hold.


     The proposed sales contemplate that the managing general partner will receive its share of distributions resulting from the proposed sales through in-kind distributions of a pro rata undivided share of NCP-Six's operating systems. The administrative general partner and the limited partners will instead receive their respective shares of the net liquidation proceeds through cash payments. Since the NCP-Six partnership agreement does not contemplate concurrent in-kind and cash distributions to different classes of partners, the managing general partner seeks the limited partners' approval of proposed Amendment No. 2 to the NCP-Six partnership agreement to permit the concurrent distributions to be made. A copy of proposed Amendment No. 2 to the NCP-Six partnership agreement is attached to this proxy statement as Exhibit D. This amendment is required for the proposed sales.


APPLICATION OF NET CASH PROCEEDS


     NCP-Six and the liquidating trust, after it is formed, will apply NCP-Six's available cash to discharge unpaid NCP-Six liabilities. The managing general partner has estimated the amount of NCP-Six's total liabilities on a pro forma basis, assuming that the sales had occurred as of March 31, 2001. See "Projected Cash Available for Distribution." While NCP-Six's actual liabilities will differ from those set forth in the pro forma statement, the managing general partner does not anticipate that NCP-Six's actual liabilities, either at closing or thereafter, will be materially greater than those set forth in the pro forma statement. The pro forma statement includes a reserve of $750,000 for contingent and unknown expenses that arise after the closing.


     The net cash proceeds will be applied to cover NCP-Six's expenses, whether or not such expenses are greater or less than those set forth in the pro forma statement before cash distributions are made to the administrative general partner or the limited partners. The balance of the net sale proceeds will then be distributed to the administrative general partner and limited partners in proportion to their rights under the NCP-Six partnership agreement. The amounts of these distributions are estimated to be in the range of those amounts as set forth under "Projected Cash Available From Liquidation" below.


THE MANAGING GENERAL PARTNERS' IN-KIND DISTRIBUTION



     A condition to closing the proposed sales is that immediately prior to, or concurrently with, the closing of each sale the managing general partner is to receive a portion of its pro-rata ownership interest in NCP-Six by way of an in-kind distribution of an undivided interest in the cable operating system(s) transferred at closing. This in-kind distribution will be in lieu of any cash distribution that the managing general partner would otherwise be entitled to receive from the proceeds available for distribution to the partners of NCP-Six.



     The aggregate estimated value of the managing general partner's in-kind distribution described in this proxy statement was calculated using pro forma financial data as of March 31, 2001 based on the assumption that the proposed sales will close as contemplated. See "Projected Aggregate Cash Available Following Closing the Proposed Sales." Several variables could effect the actual value of the managing general partner's interest in NCP-Six, including purchase price adjustments at the closing of one or more of the proposed sales, or a post closing claim made against the hold-back escrow required by Northland Cable Networks LLC. Furthermore, the assigned value for the managing general partner's in-kind distribution on a per system basis was not calculated to reflect the value of the managing general partner's specific interest in each operating system. Instead, certain of the assigned values of the managing general partner's in-kind distribution on a per system basis are higher, and certain of the assigned values on a per system basis are lower, than the amount the managing general partner would otherwise be entitled to receive. In order for the final value of the managing general partner's in-kind distribution to equal the amount of cash that the managing general partner would receive if a third party purchaser bought all of NCP-Six's operating systems for cash at a single closing, a post closing adjustment will be made. Specifically, the managing general partner will pay to NCP-Six in cash an amount equal to any excess value received by the managing general partner, and NCP-Six will pay the managing general partner in cash an amount equal to any shortfall. The cash payment will be made within 180 days after the last operating system is sold. Notwithstanding, no adjustment will be made in response to one or more payments not being made under the promissory notes delivered by the purchasers at closing. The delivery of those promissory notes will be treated the same as delivery of cash equal to the principal amount of the notes for purposes of calculated the managing general partner's in-kind distribution. The managing general partner will also not be entitled to participate in any interest that accrues on those promissory notes.


TIMING OF DISTRIBUTIONS TO THE ADMINISTRATIVE GENERAL PARTNER AND LIMITED
PARTNERS


     As soon as is reasonably practicable after each sale, NCP-Six intends to distribute to the administrative general partner and the limited partners their respective shares of the net cash proceeds then available, after discharging all known NCP-Six liabilities and setting up a $750,000 reserve for contingent liabilities. NCP-Six expects these cash distributions to be made within 120 days of the closings.



     As described below under "Dissolution and Liquidation Consequences of the Proposed Sales -- Description of The NCP-Six Liquidating Trust," NCP-Six intends to establish a liquidating trust. The liquidating trust will receive the three subsequent installments of the purchase price from each sale (the amounts due under the promissory notes), discharge liquidating trust liabilities and any NCP-Six liabilities arising after NCP-Six's dissolution, administer the $2,000,000 hold-back escrow required by Northland Cable Networks LLC and distribute the balance of the funds to the administrative general partner and the limited partners as available. NCP-Six expects the balance of the net proceeds to be distributed through three annual installments, each within approximately sixty days after the payment date on the promissory notes and the release date of the hold-back escrow.



     See "Projected Cash Available from Liquidation" for estimates of the amounts distributable to the limited partners if the proposed sales are approved. Considering this arrangement, limited partners should bear in mind that the pro forma statement includes projected expenses of $750,000 for unknown and contingent liabilities. The managing general partner considers this estimate to be reasonable, but such expenses and liabilities may exceed that amount.


TIMING OF DISTRIBUTION TO MANAGING GENERAL PARTNER


     If the limited partners approve the proposed sales, NCP-Six will make the in-kind distributions to the managing general partner of the managing general partner's pro-rata interest in each system sold at the closing of those systems. This arrangement favors the managing general partner in two respects. First, the managing general partner will receive its full pro rata share of NCP-Six's net liquidation value at closing, in contrast to the installment method used to distribute the cash payable to the administrative general partner and limited partners. Second, the managing general partner will not run the risk the administrative general partner and the limited partners will face that a share of the distributable assets will be reduced due to a default in payment of one or more of the promissory notes delivered to NCP-Six by the purchasers.

         DISSOLUTION AND LIQUIDATION CONSEQUENCES OF THE PROPOSED SALES


DISSOLUTION PROCEDURES


     If all four of the proposed sales close in their entirety as contemplated, the managing general partner will commence dissolution of NCP-Six during the fourth quarter of 2001. NCP-Six will continue to file periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 until it is dissolved. Upon its dissolution NCP-Six will file a Certification and Notice of Termination on Form 15 with the Securities and Exchange Commission, and will thereafter no longer be subject to the Securities Exchange Act and will cease filing periodic reports with the Securities and Exchange Commission. NCP-Six will have completed the dissolution process when it has discharged all known NCP-Six liabilities, and disposed of all NCP-Six assets, other than NCP-Six's rights to receive payments on up to four promissory notes received in the proposed sales, rights to the $2,000,000 hold-back escrow required by Northland Cable Networks LLC, and a cash reserve of $750,000 for contingent and unknown liabilities. At that time, NCP-Six will transfer such assets to the liquidating trust described below. Following dissolution of the partnership, NCP-Six will no longer provide its limited partners with annual or semiannual reports if the proposed amendment authorizing the proposed sales is approved.


DESCRIPTION OF THE NCP-SIX LIQUIDATING TRUST


     After NCP-Six is wound up and a certificate of cancellation is filed with the Washington Secretary of State, the promissory notes received in the proposed sales will be assigned to a liquidating trust created and maintained for the benefit of the administrative general partner and the limited partners. The liquidating trust will be governed by the NCP-Six Liquidating Trust Agreement, a copy of which is attached as Exhibit O. In addition to the notes, NCP-Six's rights to the $2,000,000 hold-back escrow required in the Northland Cable Networks LLC purchase will be transferred to the trust. NCP-Six will also deposit $750,000 from the cash received upon closing the proposed sales with the trust to secure any contingent or unknown liabilities.



     The trust will permit NCP-Six to dissolve after it ceases operations and will facilitate administration and distribution of the proceeds of the notes to the administrative general partner and limited partners. The trust is prohibited from conducting a trade or business and from making investments (other than short-term investments in demand or time deposits or similar temporary investments) and will not hold itself out as an investment company. The trust will terminate the sooner of the date upon which the trustee has disbursed all of the proceeds of the notes, which is expected to occur within 60 days of the third anniversary of closing, or December 31, 2005.


     Income and expenses of the trust will be allocated among the administrative general partner and the limited partners as beneficiaries of the trust according to their percentage interest in NCP-Six. The trust is designed as a "spendthrift trust" and expressly precludes voluntary transfer of a beneficiary's interests in the trust, whether by assignment or otherwise. Although the terms of the trust also prohibit involuntary transfer of beneficial interests in the trust, whether by creditors, judgment or operation of law, there can be no assurance that these provisions will be enforceable in all circumstances. Subject to the restrictions on the trust's actions as described above, the trustee of the trust has all rights and authorities granted to trustees generally under Washington law.

     The trust will not be required to file periodic reports with the Securities and Exchange Commission.

                   PROJECTED CASH AVAILABLE FROM LIQUIDATION


     The following table sets forth an estimate of the cash available for distribution to the limited partners if all sales to the affiliates of the managing general partner are closed. The table provides estimates based on an initial $500 and $1,000 investment in NCP-Six. It projects net sale proceeds from the proposed transaction, including payments of principal and interest on the four promissory notes, of $2,464 per $1,000 investment and rounded to $1,159 per $500 unit. It also shows the overall return of an investment in NCP-Six, from inception to liquidation, of $2,574 per $1,000 investment and rounded to $1,287 per $500 unit.



     The estimates are computed on a pro forma basis and based upon a number of assumptions. The projected net cash available assumes that each of the sales in the proposed transaction closes on March 31, 2001, and reflects payments of principal and interest on NCP-Six indebtedness and certain accrued receipts and costs as of March 31, 2001. The current estimated total expenses in the proposed sales are approximately $1,452,000 (including transaction and proxy costs, and NCP-Six administrative expenses), but such estimate does not include administrative costs of dissolving and winding up NCP-Six. Although these expenses will vary depending on the timing and structure of the sales transactions, the expenses incurred would likely be equal to or greater than those set forth in the table. Other expenses, such as NCP-Six administrative costs and miscellaneous costs, represent expenses that would be incurred by NCP-Six regardless of the parties to or structure of a sale of NCP-Six's assets. The estimated expenses include a $750,000 reserve to be held by NCP-Six in the liquidating trust to pay contingent and unknown liabilities and indemnification obligations of NCP-Six.



     Pursuant to the terms of the Northland Cable Networks LLC purchase agreement, $2,000,000 of the purchase price will be held in escrow to secure contingent liabilities and indemnification obligations arising out of the Northland Cable Networks LLC purchase for a period of one year from closing. It is assumed that these proceeds will be distributed in full with the first installment payment from the Northland Cable Networks LLC promissory note.



     THE ESTIMATES SET FORTH ON THE FOLLOWING TABLE ARE PROVIDED ON A PRO FORMA BASIS AS OF MARCH 31, 2001, AND ARE BEING PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. THE GENERAL PARTNERS CURRENTLY ANTICIPATE CLOSING EACH OF THE SALES OF THE PROPOSED TRANSACTION IN LATE SEPTEMBER 2001. ACTUAL AMOUNTS WILL VARY FROM THE ESTIMATES INCLUDED ON THE FOLLOWING TABLE. THE AMOUNT OF CASH ACTUALLY DISTRIBUTED TO LIMITED PARTNERS WILL ALSO VARY FROM THESE ESTIMATES. THE AMOUNT OF THE VARIANCE WILL DEPEND ON A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THE ACTUAL DATES OF CLOSING, THE POSSIBILITY THAT ONE OR MORE OF THE SALES MAY NOT CLOSE AS ANTICIPATED, THE RESULTS OF OPERATIONS OF NCP-SIX PRIOR TO THE FINAL SALE OF ITS ASSETS, AND THE INCURRENCE OF UNEXPECTED LIABILITIES. THE AMOUNT OF THE VARIANCE COULD BE SIGNIFICANT.



     Although the figures are presented on a pro forma basis as if the proposed transaction occurred on March 31, 2001, the managing general partner does not currently anticipate that any events will occur between March 31, 2001 and the closing date of the final sale in the proposed transaction that will materially affect the figures.

PROJECTED AGGREGATE CASH AVAILABLE FOLLOWING CLOSING THE PROPOSED SALES



     Assuming all four of the proposed sales close as contemplated, projected cash available for distribution by NCP-Six to its limited partners was estimated as of March 31, 2001 to equal the following:



PROJECTIONS FOR ENTIRETY OF NCP-SIX:
  Gross aggregate valuation for all four proposed sales.....  $ 70,200,000
  Adjustments to gross aggregate valuation:
  Current liabilities assumed(1)............................       565,080
  Combined adjusted gross aggregate valuation...............    69,634,920
  Plus (less) partnership liabilities and other assets:
     Receivables and other assets(2)........................       665,567
     Cash on hand...........................................     1,105,672
     Broker expenses(3).....................................      (702,000)
     Transaction and proxy costs(4).........................      (650,000)
     Partnership administrative costs(5)....................      (100,000)
     Debt repayment to others(6)............................   (29,158,823)
     Other costs; contingencies(7)..........................      (750,000)
                                                              ------------
  Projected net cash value(8)(9)............................    40,045,336
     Less projected value of distributions to general
  partners(9)...............................................     7,321,749
                                                              ============
  Projected aggregate cash available for distribution to
     limited partners(9)(10)................................    32,723,587


-------------------------
 (1) Includes advance subscriber payments and deposits.


 (2) Includes NCP-Six's (i) accounts receivable of $513,463 and (ii) prepaid expenses of $152,104, all of which were determined as of March 31, 2001.



 (3) Under NCP-Six's agreement with Daniels & Associates, NCP-Six is obligated to pay Daniels & Associates a fee of up to $702,000 for its brokerage services, representing one percent of the gross valuation of the assets as they are sold.



 (4) Estimated costs of this proxy solicitation and closing of the proposed sales include legal fees and expenses of approximately $300,000, fees and costs associated with the issuance of a fairness opinion for the proposed transaction of approximately $150,000, printing costs of approximately $175,000, mailing expenses of approximately $10,000 and Securities and Exchange Commission filing fees of approximately $15,000. NCP-Six will be responsible for all of these costs. No significant auditing or solicitation costs are expected to be incurred in connection with the proposed sales.



 (5) General and administrative, auditing, accounting, legal, reporting and other costs have been estimated through the final distribution, which is assumed to occur in October 2004. It is estimated that approximately $50,000 of this amount will be payable to the managing general partner for its services in the dissolution and winding up of NCP-Six. Services provided by the managing general partner will include ongoing accounting and legal services as well as administrative and investor relations services during the dissolution and winding up of NCP-Six. The amount to be paid to the managing general partner represents an estimate of the actual cost incurred by the managing general partner to provide these services to NCP-Six.



 (6) Consists of (i) notes payable of $28,215,281 to NCP-Six's lender, (ii) management fees and other operating costs of $37,298 payable to the managing general partner and affiliates, and (iii) accounts payable, accrued expenses and other liabilities of $906,244, all of which were determined as of March 31, 2001.



 (7) This amount will be set aside to cover unknown and contingent liabilities that may exist after closing the last proposed sale and will be held in NCP-Six's liquidating trust.

 (8) "Projected net cash value" includes the partners' distributive share of cash and the value of the in-kind distribution of assets to the managing general partner.



 (9) As noted in this proxy statement, the four proposed sales are structured to occur under separate purchase agreements and legally are not subject to any requirement that they close concurrently. Notwithstanding, the managing general partner believes that all four proposed sales will close as planned. Furthermore, the managing general partner will not sell NCP-Six's Barnwell, South Carolina, Bennettsville, South Carolina, or Highlands, North Carolina systems to the managing general partner's affiliates unless NCP-Six's Mississippi system is closed concurrently or prior to the sale of those other systems. If, however, the sales of one or more of these other systems are not closed, NCP-Six will receive less cash for distribution to its limited partners. This will in turn effect the amount of distributions to be made per limited partnership unit by NCP-Six. (See "Projected Distributions For Each Limited Partner Unit Following Closing the Proposed Sales.")



(10) The difference between "projected net cash value" and "projected cash available for distribution to limited partners" represents the projected value of (i) the assets to be distributed to the managing general partner in-kind, less the managing general partner's share of liabilities, and (ii) the projected cash to be distributed to the administrative general partner. These amounts were calculated using the applicable formula found in Article 16(d) of the NCP-Six partnership agreement. That formula applies to the calculation of the share of distributable proceeds to be paid to the general partners and limited partners upon dissolution of NCP-Six. The formula generally provides that distributions to the general partners are capped at 1% until the limited partners receive 100% return of their capital contribution. Thereafter, distributions are made 75% to the limited partners and 25% to the general partners. The following tables illustrate the application of the formula to the projected proceeds from the proposed sales.



Excess of Limited Partners' Capital Contributions over Prior Cash Distributions


     This table shows the amount to be distributed to the limited partners in order to return 100% of their capital contributions.

                                                                        PER $1,000
                                                            PER UNIT    INVESTMENT     AGGREGATE
                                                            --------    ----------    -----------
Original combined capital contributions for all
  outstanding limited partner units.......................  $500.00       $1,000      $14,892,000
  (Less prior cash distributions paid to limited
     partners)............................................   127.50          255        3,797,460
                                                            =======       ======      ===========
Remaining balance of capital contributions to be returned
  to limited partners.....................................  $372.50       $  745      $11,094,540

        Break Down Of Distributions Of Aggregate Proposed Sale Proceeds


                 Between General Partners and Limited Partners



     This table shows the calculation of estimated aggregate distributions to be made to the general partners and limited partners assuming all four of the proposed sales close as contemplated.



                                                        GENERAL        LIMITED
                                                        PARTNERS      PARTNERS         TOTAL
                                                       ----------    -----------    -----------
Pursuant to Article 16(d)(iii) of the NCP-Six
  partnership agreement:
  Return to limited partners of excess of capital
     contributions over prior cash distributions.....          --    $11,094,540(a) $11,094,540
  Distributions to the general partners equal to 1%
     until limited partners receive 100% return of
     capital contributions...........................  $  112,066             --    $   112,066
Pursuant to Article 16(d)(iv) of the NCP-Six
  partnership agreement:
  Balance distributed 75% to the limited partners and
  25% to the general partners........................  $7,209,683    $21,629,047    $28,838,730
                                                       ----------    -----------    -----------
Combined distribution of projected net cash value....  $7,321,749    $32,723,587    $40,045,336
                                                       ==========    ===========    ===========


-------------------------
 (a) Results in a projected distribution of $372.50 per limited partnership unit.


 Projected Value Of General Partner Distributions From Aggregate Proposed Sale
                                    Proceeds



     This table shows the calculation of estimated amounts to be distributed to the general partners assuming all four of the proposed sales close as contemplated.



Projected net cash value....................................  $40,045,336
  Less distributions to the general partners capped at 1%
     until limited partners receive 100% return of their
     capital contributions pursuant to Article 16(d)(iii) of
     the NCP-Six partnership agreement......................     (112,066)
  Less projected value of assets to be distributed to the
     managing general partner and cash to be distributed to
     the administrative general partner, minus share of
     liabilities as determined after the limited partners
     receive 100% return of their aggregate capital
     contributions pursuant to Section 16(d)(iv) of the
     NCP-Six partnership agreement..........................    7,209,683
                                                              -----------
Resulting projected aggregate cash available for limited
  partner distributions.....................................  $32,723,587
                                                              ===========

PROJECTED DISTRIBUTIONS FOR EACH LIMITED PARTNER UNIT FOLLOWING CLOSING THE PROPOSED SALES



     Assuming all four of the proposed sales close as contemplated, projected cash available for distribution by NCP-Six per limited partnership unit is estimated to equal the following:



                                                                        PER $500
                                                                       PARTNERSHIP
                                                         PER $1,000       UNIT
                                                         INVESTMENT     (ROUNDED)
                                                         ----------    -----------
  Initial distribution from closing all four of the
     proposed sales....................................    $1,198        $  599
  Distribution from the first note payments and the
     Northland Cable Networks LLC hold-back escrow,
     excluding interest................................       383           191
  Distributions from the second note payments,
     excluding interest................................       253           127
  Distributions from the third note payments, excluding
     interest..........................................       253           127
  Previously received cash distributions...............       255           128
  North Carolina, South Carolina, and Mississippi
     nonresident tax paid on behalf of the limited
     partners -- (treated as a cash distribution)(1)...       110            55
  Aggregate interest on first, second and third note
     payments..........................................       122            60
                                                           ------        ------
  Total overall potential return over the life of the
     partnership (including interest)..................    $2,574        $1,287
                                                           ======        ======


        -----------------------------------------

        (1) NCP-Six has operating assets in the states of Mississippi, North Carolina and South Carolina. These states impose an income tax on the net income earned by nonresident partners from property located in the state. NCP-Six is required to compute and pay this tax on behalf of its limited partners. This tax will be paid on behalf of the limited partners out of proceeds from the proposed sales that could otherwise be distributed directly to the limited partners. A limited partner residing in Mississippi, North Carolina or South Carolina may be entitled to refund of a portion of this tax paid on their behalf. See "Federal and State Income Tax Consequences of the Proposed Sales -- State Income Tax Considerations" above for a more detailed discussion of this state tax.

        -----------------------------------------


     As noted in this proxy statement, however, the four proposed sales are structured to occur under separate purchase agreements and legally are not subject to any requirement that they close concurrently. Notwithstanding, the managing general partner believes that all four proposed sales will close as planned. Furthermore, the managing general partner will not sell NCP-Six's Barnwell, South Carolina, Bennettsville, South Carolina, or Highlands, North Carolina systems to the managing general partner's affiliates unless NCP-Six's Mississippi systems are closed concurrently or prior to the sale of those other systems. The sale of NCP-Six's Mississippi systems to Northland Cable Networks LLC is expected to generate sale proceeds of approximately $44,250,000. If this sale were the only sale to occur in 2001, the managing general partner estimates that approximately $30,277,985 of such sale proceeds will be used to retire third-party debt, partnership payables, and transactional costs, leaving approximately $15,253,837 available for distribution to the administrative general partner and limited partners. Of this estimated amount, approximately $7,056,496 (or $237 per unit) will be available for distribution to limited partners within 120 days after closing, approximately $4,434,242 (or $149 per unit) one year after closing, approximately $2,308,856 (or $78 per unit) two years after closing, and approximately $2,149,809 (or $72 per unit) three years after closing. These numbers include projected interest to be paid on the $6,075,000 promissory note to be delivered by Northland Cable Networks LLC. These amounts are substantially below the estimated distributions to limited partners within these periods if all four proposed sales close concurrently in 2001. However, since a significant portion of the net sale proceeds received from the proposed sale of NCP-Six's Mississippi systems will be used to pay substantially all existing partnership obligations (including NCP-Six's existing credit facility indebtedness of approximately $28,215,281), NCP-Six will hold its interest in the remaining unsold systems essentially free of debt. When the remaining systems are sold in 2002 or in later periods, substantially all of the net sale proceeds (subject to reserves and holdbacks), when and as received by NCP-Six, will be available for distribution to the partners in accordance with their respective interests. Limited partners, in considering whether to approve the proposed sales, should bear in mind, that there is no assurance that all four proposed sales will occur concurrently in 2001, although the managing general partner considers the concurrent closing of all four sales likely. Failure to close the transactions concurrently will affect the timing of the distributions to limited partners and may have a material adverse effect on the amounts ultimately distributed to the limited partners depending upon the prices and terms upon which NCP-Six ultimately sells the remaining operating systems. Such prices and terms may be more or less favorable than those proposed by the managing general partner's affiliates, and may result in the limited partners receiving more or less than the estimated distribution amounts, which estimates were predicated solely upon the assumption that all four of the proposed sales to the affiliated entities were consummated in 2001.

                           INFORMATION ABOUT NCP-SIX

GENERAL


     NCP-Six is a Washington limited partnership consisting of two general partners and approximately 1,795 limited partners as of March 31, 2001. Northland Communications Corporation, a Washington corporation, is the managing general partner of NCP-Six. FN Equities Joint Venture, a California general partnership, is the administrative general partner of NCP-Six.


MANAGING GENERAL PARTNER


     Northland Communications Corporation was initially formed in March 1981. Northland Communications Corporation is principally involved in the ownership and management of cable television systems. Northland Communications Corporation currently manages the operations and serves as the general partner for cable television systems owned by four limited partnerships. Northland Communications Corporation is the parent company of Northland Cable Properties, Inc., which was formed in February 1995 and is principally involved in direct ownership of cable television systems. Northland Cable Properties, Inc. is the managing member of Northland Cable Ventures, LLC. Northland Communications Corporation is also a minority member of Northland Cable Networks LLC and will manage Northland Cable Networks LLC's operation under a management services contract. Northland Telecommunications Corporation is the parent company of Northland Communications Corporation and Northland Cable Television, Inc. Other direct and indirect subsidiaries of Northland Telecommunications Corporation include:



     - Northland Cable News, Inc. -- formed in May 1994 -- is principally involved in the production and development of local news, sports and informational programming.


     - Northland Cable Services Corporation -- formed in August 1993 -- is principally involved in the development and production of computer software used in billing and financial record keeping for Northland-affiliated cable systems; Northland Cable Services Corporation is the sole shareholder of Cable Ad-Concepts, Inc.

     - Cable Ad-Concepts, Inc. -- formed in November 1993 -- is principally involved in the sale, development and production of video commercial advertisements that are cablecast on Northland-affiliated cable systems.

     - Northland Media, Inc. -- formed in April 1995 -- is a holding company that serves as the sole shareholder of Statesboro Media, Inc. and Corsicana Media, Inc.:

     - Statesboro Media, Inc. -- formed in April 1995 -- is principally involved in operating an AM radio station serving the community of Statesboro, Georgia and surrounding areas.


     - Corsicana Media, Inc. -- purchased in September 1998 from an affiliate -- is principally involved in operating an AM radio station serving the community of Corsicana, Texas and surrounding areas.


NCP-SIX'S BUSINESS


     On January 22, 1986 the general partners formed NCP-Six and began operations with the acquisition of cable television systems serving several communities and their surrounding areas in Mississippi and North Carolina. In a series of transactions since then, NCP-Six acquired and now operates cable television systems through five operating groups located in the following geographic areas:


     - Starkville, Mississippi;

     - Philadelphia, Mississippi;

     - Highlands, North Carolina;

     - Barnwell, South Carolina; and

     - Bennettsville, South Carolina.

     NCP-Six's revenues are derived primarily from monthly payments received from cable television subscribers. Subscribers are divided into three categories: basic subscribers, tier subscribers and premium subscribers. "Basic subscribers" are households that subscribe to the basic level of service, which generally provides access to the four major television networks (ABC, NBC, CBS and Fox), a few independent local stations, PBS (the Public Broadcasting System) and certain satellite programming services, such as ESPN, CNN or The Discovery Channel. "Tier subscribers" are households that subscribe to an additional level of programming services the content of which varies from system to system. "Premium subscribers" are households that subscribe to one or more "pay channels" in addition to the basic service. These pay channels include services such as Showtime, Home Box Office, Cinemax or The Movie Channel.


     As of March 31, 2001, the total number of basic subscribers served by NCP-Six's systems was approximately 31,828. As of March 31, 2001, NCP-Six's penetration rate (basic subscribers as a percentage of the total number of estimated homes passed by NCP-Six's cable distribution system) was approximately 63%. NCP-Six's systems are located in rural areas, which to some extent do not offer consistently acceptable signals capable of being received by an "off-air" antenna. This factor, combined with the existence of fewer entertainment alternatives than in large markets contributes to a higher penetration rate in rural areas than in larger more urban areas.



     NCP-Six has 35 non-exclusive franchises to operate its systems. These franchises, which will expire at various dates through the year 2017, are granted by local, county, state and other governmental authorities in the areas in which NCP-Six's systems currently operate. Annual franchise fees are paid to the granting governmental authorities. These fees vary between 2% and 5% of the respective gross revenues of the system derived from the system's operations in a particular community. The franchises may be terminated for failure to comply with their respective conditions.


NCP-SIX OPERATING SYSTEMS


     NCP-Six operates five groups of cable systems serving the communities of and areas surrounding Starkville and Philadelphia, Mississippi; Highlands, North Carolina; and Barnwell and Bennettsville, South Carolina. The following is a description of these operating groups.


     STARKVILLE, MISSISSIPPI

     The Starkville operating group serves the communities of and areas surrounding Starkville and Kosciusko, Mississippi. The city of Starkville is the home of Mississippi State University with an enrollment of approximately 12,000 students. Mississippi State University's 10 colleges and schools comprise 58 departments that offer more than 120 majors. Mississippi State University is also the largest employer in Starkville, with nearly 1,300 faculty members or professionals and 1,450 support staff. Also located in Starkville is the Mississippi Research and Technology Park, which is a long-range economic development project initiated through the joint efforts of the city of Starkville, Oktibbeha County, Mississippi State University and the local business community. Mississippi Research and Technology Park is located on approximately 220 acres across from the entrance to Mississippi State University and will enhance high-technology research for application to the economic sector. The developers and businesses that comprise Mississippi Research and Technology Park intend to work hand in hand with research efforts at Mississippi State University, and companies that locate in Mississippi Research and Technology Park will have the benefit of Mississippi State University facilities and faculty.


     The following provides subscriber information regarding the Starkville, Mississippi operating group as of March 31, 2001:



Basic Subscribers...........................................  11,749
Tier Subscribers............................................   6,063
Premium Subscribers.........................................   4,033
Estimated Homes Passed......................................  16,525

     PHILADELPHIA, MISSISSIPPI

     The Philadelphia operating group serves the communities of and areas surrounding Philadelphia and Forest, Mississippi. The systems are located in central Mississippi in an area where the local economies are based primarily in manufacturing. The region has excellent highway and railroad transportation, a year-round mild climate, and the availability of a trained, cost-effective labor force. One of the main industries in the area is poultry. Nearly two million birds are dressed weekly in the city of Forest, which ranks as the second-largest producer of broilers in the nation. Other industries in the area include apparel, ready mix concrete, frozen food products, lumber, small appliances, electronic assembly, steel and meat processing.


     The following provides subscriber information regarding the Philadelphia, Mississippi operating group as of March 31, 2001:



Basic Subscribers...........................................  6,634
Tier Subscribers............................................  3,002
Premium Subscribers.........................................  2,648
Estimated Homes Passed......................................  8,910


     HIGHLANDS, NORTH CAROLINA

     The Highlands operating group serves an area located on the high plateau of the Blue Ridge Mountains where the corners of Georgia, North Carolina and South Carolina meet. Highlands has long offered a cool and beautiful summer retreat for affluent families from such southern cities as Atlanta, New Orleans and Tampa. The Highlands region is almost encircled by the 200,000 acres of the End National Forest, and boasts a lush mixture of hardwoods and evergreens because of an abundant rainfall. Highlands has an average altitude of over 4,000 feet, and thus maintains a temperate summer climate. The influx of tourists increases Highland's year-round population of approximately 2,000 to over 20,000 between May and October.

     The Highlands area is perhaps best known for its exclusive golf clubs. There are three beautiful golf courses in the Highlands area, the oldest being the Highlands Country Club. About half the land in the Highlands area is under private ownership; the rest is part of the End National Forest and is open for hiking, fishing, hunting, camping and other outdoor activities. The private land near the golf courses consists largely of exclusive housing developments, many of which feature rambling, ranch-style vacation homes with values ranging from $200,000 to $500,000. The Great Smokey Mountains National Park and the Blue Ridge Parkway are within easy driving distance of Highlands. Several lakes in the area offer swimming, boating, skiing, fishing and other water sports. Rafting is also popular in the area due to the close proximity of the Chattooga and Cullasaja Rivers.


     The following provides subscriber information regarding the Highlands system as of March 31, 2001:



Basic Subscribers...........................................  2,544
Premium Subscribers.........................................    541
Estimated Homes Passed......................................  4,190


     BARNWELL, SOUTH CAROLINA

     The Barnwell operating group serves the communities of and areas surrounding Barnwell, Bamberg and Allendale, South Carolina. The region served by the Barnwell operating group is located approximately sixty miles south of Columbia, South Carolina. The economy is based primarily on agricultural and manufacturing activities.


     The following provides subscriber information regarding the Barnwell system as of March 31, 2001:



Basic Subscribers...........................................   5,888
Premium Subscribers.........................................   3,971
Estimated Homes Passed......................................  12,125

     BENNETTSVILLE, SOUTH CAROLINA

     The Bennettsville operating group serves the community of and area surrounding Bennettsville, South Carolina. The region served by the Bennettsville operating group is located approximately 100 miles northeast of Columbia, South Carolina and serves as the county seat of Marlboro County. The economy is primarily driven by agriculture and manufacturing. Three of the largest employers in Bennettsville are Mohawk Carpet, United Technologies Automotive and Willamette Industries.


     The following provides subscriber information regarding the Bennettsville system as of March 31, 2001:



Basic Subscribers...........................................  5,013
Premium Subscribers.........................................  3,428
Estimated Homes Passed......................................  9,090


     EMPLOYEES


     NCP-Six had 48 employees as of March 31, 2001. Management of these systems is handled through offices located in the towns of Starkville, Forest, Kosciusko and Philadelphia, Mississippi; Highlands, North Carolina; and Barnwell and Bennettsville, South Carolina.


     CUSTOMERS

     The business of NCP-Six is not dependent on a single customer or a few customers, so the loss of any one or more customers would not have a material adverse effect on its business. No customer accounts for 10% or more of revenues. No material portion of NCP-Six's business is subject to renegotiation of profits or termination of contracts or subcontracts at the election of any governmental unit, except that franchise agreements may be terminated or modified by the local franchising authorities. See "-- Regulation and Legislation."

     SEASONALITY

     NCP-Six's cable television business is generally not seasonal, with the exception of the Highlands system, which is subject to seasonal fluctuations in its number of subscribers.

NCP-SIX'S COMPETITION


     NCP-Six currently experiences competition from several sources, including broadcast television, cable overbuilds, satellite services, motion pictures, home video cassette recorders, and the Internet.



APPLICABLE REGULATIONS AND LEGISLATION


     SUMMARY


     The following summary addresses the key regulatory developments and legislation affecting NCP-Six and its systems. Other applicable existing federal legislation and regulations, copyright licensing and, in many jurisdictions, state and local franchise requirements are currently the subject of a variety of judicial proceedings, legislative hearings and administrative and legislative proposals. Resulting development could change, in varying degrees, the manner in which NCP-Six must operate. There can be no assurance that the final form of regulation will not have a material adverse impact on NCP-Six's operations.



     CABLE RATE REGULATION



     The 1992 Cable Act imposed an extensive rate regulation regime on the cable television industry, which limits the ability of cable companies, including NCP-Six, to increase certain subscriber fees. Although the Federal Communications Commission established the underlying regulatory scheme, local government units commonly referred to as local franchising authorities are primarily responsible for administering the regulation of the lowest level of cable service called the basic service tier. The basic service tier typically contains local broadcast stations and public, educational and government access channels. Local franchising authorities also have primary responsibility for regulating cable equipment rates. Under federal law, charges for various types of cable equipment must be unbundled from each other and from monthly charges for programming services.


     Under the rate regulations of the Federal Communications Commission, most cable systems were required to reduce their basic service tier and cable programming service tier rates in 1993 and 1994, and have since had their rate increases governed by a complicated price cap scheme that allows for the recovery of inflation and certain increased costs as well as providing some incentive for expanding channel carriage. The Federal Communications Commission has modified its rate adjustment regulations to allow for annual rate increases and to minimize previous problems associated with regulatory lag. Operators also have the opportunity to bypass this "benchmark" regulatory scheme in favor of traditional "cost-of-service" regulation in cases where the latter methodology appears favorable. Cost of service regulation is a traditional form of rate regulation under which a utility is allowed to recover its costs of providing the regulated service plus a reasonable profit.


     The Federal Communications Commission itself historically administered rate regulation of cable programming service tiers, which represent the expanded level of non-"basic" and "premium" programming services. The 1996 Telecom Act, however, provided immediate rate relief for small cable operators offering cable programming service tiers. All of NCP-Six's systems qualified for this cable programming service tier deregulation. The elimination of cable programming service tier regulation afforded NCP-Six substantially greater pricing flexibility.


     CABLE ENTRY INTO TELECOMMUNICATIONS



     The 1996 Telecom Act creates a more favorable environment for NCP-Six to provide telecommunications services beyond traditional video delivery. It provides that no state or local laws or regulations may prohibit or have the effect of prohibiting any entity from providing any interstate or intrastate telecommunications service. A cable operator is authorized under the 1996 Telecom Act to provide telecommunications services without obtaining a separate local franchise. States are authorized, however, to impose "competitively neutral" requirements regarding universal service, public safety and welfare, service quality and consumer protection. State and local governments also retain their authority to manage the public rights-of-way and may require reasonable, competitively neutral compensation for management of the public rights-of-way when cable operators provide telecommunications service. The favorable pole attachment rates afforded NCP-Six under federal law can be gradually increased by utility companies owning the poles beginning in 2001, if NCP-Six starts providing telecommunications services as well as cable services over its plant.



     Cable entry into telecommunications will be affected by the regulatory landscape now being fashioned by the Federal Communications Commission and state regulators. One critical component of the 1996 Telecom Act to facilitate the entry of new telecommunications providers (including cable operators) is the interconnection obligation imposed on all telecommunications carriers. Although these regulations should enable new telecommunications entrants to reach viable interconnection agreements with incumbent carriers, many issues remain unresolved, including which specific network elements the Federal Communications Commission can mandate that incumbent carriers make available to competitors.



     TELEPHONE COMPANY ENTRY INTO CABLE TELEVISION


     The 1996 Telecom Act allows telephone companies to compete directly with cable operators by repealing the historic telephone company cable cross-ownership ban. Local exchange carriers, including the regional telephone companies, can now compete with cable operators both inside and outside their telephone service areas with certain regulatory safeguards. Because of their resources, local exchange carriers could be formidable competitors to NCP-Six. Various local exchange carriers currently are providing video programming services within their telephone service areas through a variety of distribution methods, including both the deployment of broadband wire facilities and the use of wireless transmission.


     Although local exchange carriers and cable operators can now expand their offerings across traditional service boundaries, the general prohibition remains on local exchange carrier buyouts of co-located cable systems. Cable operator buyouts of co-located local exchange carrier systems, and joint ventures between cable operators and local exchange carriers in the same market are also prohibited. The 1996 Telecom Act provides a few limited exceptions to this buyout prohibition, including a carefully circumscribed "rural exemption." The 1996 Telecom Act also provides the Federal Communications Commission with the limited authority to grant waivers of the buyout prohibition.

     ELECTRIC UTILITY ENTRY INTO TELECOMMUNICATIONS AND CABLE TELEVISION

     The 1996 Telecom Act provides that registered utility holding companies and subsidiaries may provide telecommunications services, including cable television, notwithstanding the Public Utility Holding Company Act. Electric utilities must establish separate subsidiaries, known as "exempt telecommunications companies" and must apply to the Federal Communications Commission for operating authority. Like telephone companies, electric utilities have substantial resources at their disposal, and could be formidable competitors to traditional cable systems. Several of these utilities have been granted broad authority to engage in activities which could include the provision of video programming.

     OWNERSHIP RESTRICTIONS

     The 1996 Telecom Act eliminates statutory restrictions on broadcast cable cross-ownership, but leaves in place existing Federal Communications Commission regulations prohibiting local cross-ownership between co-located television stations and cable systems. The 1996 Telecom Act leaves in place existing restrictions on cable cross-ownership with satellite master antenna television and multichannel multipoint distribution service facilities, but lifts those restrictions where the cable operator is subject to effective competition. Federal Communications Commission regulations permit cable operators to own and operate satellite master antenna television systems within their franchise area, provided that their operation is consistent with local cable franchise requirements.


     MUST CARRY AND RETRANSMISSION CONSENT


     The 1992 Cable Act contains broadcast signal carriage requirements. Broadcast signal carriage is the transmission of broadcast television signals over a cable system to cable customers. These requirements, among other things, allow local commercial television broadcast stations to elect once every three years between "must carry" status or "retransmission consent" status. Less popular stations typically elect must carry, which is the broadcast signal carriage rule that allows local commercial television broadcast stations to require a cable system to carry the station. Must carry requests can dilute the appeal of a cable system's programming offerings because a cable system with limited channel capacity may be required to forego carriage of popular channels in favor of less popular broadcast stations electing must carry. More popular stations, such as those affiliated with a national network, typically elect retransmission consent, which is the broadcast signal carriage rule that allows local commercial television broadcast stations to negotiate terms (such as mandating carriage of an affiliated cable network) for granting permission to the cable operator to carry the stations. Retransmission consent demands may require substantial payments or other concessions.


     NCP-Six has been able to reach agreements with all of the broadcasters who elected retransmission consent. To date, compliance with the "retransmission consent" and "must carry" provisions of the 1992 Cable Act has not had a material effect on NCP-Six, although these provisions may affect the future operations of NCP-Six.



     ACCESS CHANNELS


     Local franchising authorities can include franchise provisions requiring cable operators to set aside certain channels for public, educational and governmental access programming. Federal law also requires cable systems to designate a portion of their channel capacity, up to 15% in some cases, for commercial leased access by unaffiliated third parties. The Federal Communications Commission has adopted rules regulating the terms, conditions and maximum rates a cable operator may charge for commercial leased access use. Requests made to NCP-Six to date for commercial leased access carriage have been relatively limited.

     ACCESS TO PROGRAMMING


     To spur the development of independent cable programmers and competition to incumbent cable operators, the 1992 Cable Act imposed restrictions on the dealings between cable operators and cable programmers. Of special significance from a competitive business posture, the 1992 Cable Act precludes video programmers affiliated with cable companies from favoring their cable operators over new competitors and requires these programmers to sell their satellite-delivered programming to other multichannel video distributors. This provision limits the ability of vertically integrated cable programmers to offer exclusive programming arrangements to cable companies.


     INSIDE WIRING; SUBSCRIBER ACCESS

     In an order issued in 1997, the Federal Communications Commission established rules that require an incumbent cable operator upon expiration of a multiple dwelling unit service contract to sell, abandon or remove "home run" wiring that was installed by the cable operator in a multiple dwelling unit building. These inside wiring rules are expected to assist building owners in their attempts to replace existing cable operators with new programming providers who are willing to pay the building owner a fee, where this fee is permissible. The Federal Communications Commission has also proposed abrogating all exclusive multiple dwelling unit service agreements held by incumbent operators.


OTHER APPLICABLE REGULATIONS OF THE FEDERAL COMMUNICATIONS COMMISSION


     In addition to the Federal Communications Commission regulations noted above, there are other Federal Communications Commission regulations to which NCP-Six is subject covering such areas as:

     - equal employment opportunity;

     - subscriber privacy;

     - programming practices, including, among other things;

      - syndicated program exclusivity;

      - network program nonduplication;

      - local sports blackouts;

      - indecent programming;

      - lottery programming;

      - political programming;

      - sponsorship identification;

      - children's programming advertisements;

      - closed captioning;

      - registration of cable systems and facilities licensing;

      - maintenance of various records and public inspection files;

      - aeronautical frequency usage;

      - lockbox availability;

      - antenna structure notification;

      - tower marking and lighting;

      - consumer protection and customer service standards;

      - technical standards;

      - consumer electronics equipment compatibility; and

      - emergency alert systems.


     COPYRIGHT


     NCP-Six is subject to federal copyright licensing covering carriage of television and radio broadcast signals. In exchange for filing certain reports and contributing a percentage of its revenues to a federal copyright royalty pool, NCP-Six can obtain blanket permission to retransmit copyrighted material included in broadcast signals. Effective July 1, 2000, the Federal Copyright Office increased the cable compulsory license rates used to calculate cable systems' copyright payments under the cable compulsory license. The possible modification or elimination of this compulsory copyright license is the subject of continuing legislative review and could adversely affect NCP-Six's ability to obtain desired broadcast programming. NCP-Six cannot predict the outcome of this legislative activity.

     Cable operators distribute locally originated programming and advertising that use music controlled by the two principal major music performing rights organizations, the American Society of Composers, Authors and Publishers (ASCAP) and Broadcast Music, Inc. (BMI). The cable industry has had a long series of negotiations and adjudications with both organizations. A prior voluntarily negotiated settlement with BMI has now expired, and is subject to further proceedings. The governing rate court recently set retroactive and prospective cable industry rates for ASCAP music based on the previously negotiated BMI rate. Although NCP-Six cannot predict the ultimate outcome of these industry proceedings or the amount of any license fees NCP-Six may be required to pay for past and future use of association-controlled music, NCP-Six does not believe these license fees will be significant to its business and operations.

     STATE AND LOCAL REGULATION

     NCP-Six's cable television systems generally are operated pursuant to nonexclusive franchises granted by a municipality or other state or local government entity in order to cross public rights-of-way. Federal law now prohibits local franchising authorities from granting exclusive franchises or from unreasonably refusing to award additional or renew existing franchises.


     Cable franchises generally are granted for fixed terms and in many cases include monetary penalties for non-compliance and may be terminable if the franchisee fails to comply with material provisions. The specific terms and conditions of franchises vary materially among jurisdictions. Each franchise generally contains provisions governing cable operations, service rates, franchising fees, system construction and maintenance obligations, system channel capacity, design and technical performance, customer service standards and indemnification protections. A number of states subject cable systems to the jurisdiction of centralized state governmental agencies, some of which impose regulation of a character similar to that of a public utility. Although local franchising authorities have considerable discretion in establishing franchise terms, there are certain federal limitations or a local franchisor's authority.



     Federal law contains renewal procedures designed to protect incumbent franchisees against arbitrary denials of renewal. Even if a franchise is renewed, the local franchising authority may seek to impose new and more onerous requirements, such as significant upgrades in facilities and service or increased franchise fees as a condition of renewal. Similarly, if a local franchising authority's consent is required for the sale of a cable system or franchise, the local franchising authority may attempt to impose more burdensome or onerous franchise requirements in connection with a request for consent. Historically, most of NCP-Six's franchises have been renewed and transfer consents granted.

LEGAL PROCEEDINGS

     NCP-Six is not subject to any material legal proceedings.

NCP-SIX'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     GENERAL


     The general partners are not recommending the proposed sales due to insufficient working capital or declining results of operations. NCP-Six has historically generated significant net losses due, in part, to non-cash charges to income for depreciation and amortization. Prior to the deduction of these non-cash items, NCP-Six has generated sufficient operating income to service its debt and achieve certain levels of cash distributions to limited partners in prior years. Although quarterly cash distributions are not currently being made to limited partners, it is anticipated that quarterly distributions could possibly be reinstated in the future if the proposed transaction is not consummated and certain amendments to NCP-Six's bank loan agreements can be negotiated. The amounts and timing of any future distributions are dependent in part on NCP-Six's ability to increase cash flow from operations.



     NCP-Six's current senior revolving credit facility matures on September 30, 2001 with a projected outstanding principal balance of approximately $28,215,000 due and payable on that date. Should NCP-Six continue its operations beyond this date an amendment to the existing loan agreement will be required to extend the loan maturity and revise certain financial covenants. An agreement was reached with NCP-Six's lenders to extend the loan maturity to September 30, 2001 to allow sufficient time to close the proposed transaction. It is probable that any agreement by the lenders to further extend the loan maturity beyond September 30, 2001 will be conditioned upon an amendment to the NCP-Six partnership agreement to extend the life of NCP-Six, which currently expires on December 31, 2001. This proxy statement solicits approval for an amendment to the NCP-Six partnership agreement aimed at effectuating an extension of NCP-Six for six additional years until December 31, 2007. In the managing general partner's opinion, amendments to NCP-Six's loan agreement can likely be obtained from NCP-Six's lenders at a cost and on terms that will not adversely affect NCP-Six's ability to continue operating as a going concern, but only if NCP-Six's life is first extended.


     NCP-Six generates the majority of its revenue from subscriber fees. The following table displays historical average rate information for various services offered by the partnership's systems (amounts per subscriber per month):

                                          2000     1999      1998      1997      1996      1995
                                         ------   ------    ------    ------    ------    ------
Basic Rate.............................  $28.50   $26.50    $24.20    $23.00    $22.24    $21.53
Tier Rate..............................    8.95     8.50      7.65      6.90      6.35      5.95
HBO Rate...............................   10.30    10.25     10.50     11.35     11.25     11.10
Cinemax Rate...........................    8.25     7.70      7.30      8.70      8.50      8.25
Showtime Rate..........................    8.15     7.95      6.30      4.50      8.45      8.45
Movie Channel Rate.....................    6.20     6.00      6.60        --        --      7.00
Disney Rate............................      --     6.50      6.20      5.10      6.00      6.75
Encore Rate............................    1.10     1.50      1.50        --        --        --
Starz Rate.............................    6.25     8.50      8.50        --        --        --
Service Contract Rate..................    2.25     2.30      2.35      2.60      2.65      2.65


     RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2001



     Total Revenue. NCP-Six's revenues totaled $3,766,902 for the three months ended March 31, 2001, representing no significant change over the same period in 2000. Of these revenues, $2,553,765 (68%) was derived from basic service charges, $333,796 (9%) from premium services, $478,962 (13%) from tier services, $101,595 (3%) from service maintenance contracts, $93,993 (2%) from advertising and $204,792 (5%) from other sources.

     Operating Expenses. NCP-Six's operating expenses totaled $285,081 for the three months ended March 31, 2001, representing a decrease of approximately 6% over the same period in 2000. The decrease is primarily due to decreased operating salaries and regional management expense offset by increases in system maintenance and vehicle operating expenses.



     General and Administrative Expenses. NCP-Six's general and administrative expenses totaled $910,016 for the three months ended March 31, 2001, representing an increase of approximately 2% over the same period in 2000. This increase is primarily attributable to increases in salary and benefit costs due to cost of living adjustments, as well as increased property taxes.



     Programming Expenses. NCP-Six's programming expenses totaled $1,052,623 for the three months ended March 31, 2001, representing an increase of approximately 7% over the same period in 2000. This increase is primarily attributable to higher costs charged by various program suppliers as well as additional costs associated with launching additional channels. Programming expenses consist mainly of payments made to the suppliers of various cable programming services. As these costs are based on the number of subscribers served, future subscriber increases will cause the trend of increasing programming costs to continue. Additionally, rate increases from program suppliers, as well as new fees associated with the launch of additional channels will contribute to further increased programming costs.



     Depreciation and Amortization Expense. NCP-Six's depreciation and amortization expenses totaled $1,132,085 for the three months ended March 31, 2001, representing an increase of approximately 1% over the same period in 2000. This increase is mainly due to depreciation on plant and equipment acquired during the quarter, offset by assets becoming fully depreciated.



     Interest Expense. NCP-Six's interest expense for the three months ended March 31, 2001 increased approximately 5% over the same period in 2000. The average bank debt decreased from $28,965,281 during the first quarter of 2000 to $28,215,281 during the first quarter of 2001. The Partnership's effective interest rate increased from 8.31 % in the first quarter of 2000 to 9.25% in the first quarter of 2001.


     RESULTS OF OPERATIONS FOR YEAR 2000

     Total Revenue. NCP-Six's revenues totaled $15,221,887 for the year ended December 31, 2000, representing an increase of approximately 1% over the same period in 1999. Of these revenues, $11,025,826 (72%) was derived from basic service charges, $1,379,913 (9%) from premium services, $948,969 (6%) from tier services, $331,125 (2%) from installation charges, $397,470 (3%) from service maintenance contracts, $581,281 (4%) from advertising and $557,303 (4%) from other sources. NCP-Six's April 1999 disposition of its Sandersville, Mississippi system decreased revenues by approximately $189,000 or 1%. Assuming the Sandersville, system was disposed of at the beginning of each of the respective periods, revenues would have increased approximately 2%. The growth in revenue is attributable to rate increases implemented in NCP-Six's systems.

     Operating Expenses. NCP-Six's operating expenses totaled $1,161,419 for the year ended December 31, 2000, representing a decrease of approximately 12% over the same period in 1999. Excluding the impact of the Sandersville, Mississippi system disposition, operating expenses would have decreased approximately 10% for the year ended December 31, 2000. The decrease in operating expenses is primarily due to decreased regional management expense and system maintenance costs. Salary and benefit costs are a major component of operating expenses. Employee wages are reviewed annually and, in most cases, increased based on cost of living adjustments and other factors. As a result, operating expenses are expected to increase in future years.

     General and Administrative Expenses. NCP-Six's general and administrative expenses totaled $4,035,555 for the year ended December 31, 2000, representing a decrease of approximately 1% over the same period in 1999. Excluding the impact of the Sandersville, Mississippi system disposition, general and administrative expenses would have increased approximately 1.3% for the year ended December 31, 2000. This increase is primarily attributable to (i) increases in salary and benefit costs due to cost of living adjustments, and (ii) increases in revenue based expenses such as management fees and franchise fees as well as increased property taxes. Significant general and administrative expenses are calculated as a percentage of NCP-Six's revenues. As NCP-Six's revenues increase, its administrative expenses increase proportionately.

     Programming Expenses. NCP-Six's programming expenses totaled $3,968,492 for the year ended December 31, 2000, representing a 1% increase over the same period in 1999. Adjusting for the Sandersville, Mississippi system disposition, programming expenses would have increased approximately 4% for the year ended December 31, 2000 compared to the same period in 1999. This increase is mainly due to higher costs charged by various program suppliers offset by reduced local programming expenses. Programming expenses consist mainly of payments made to the suppliers of various cable programming services. Since these costs are based on the number of subscribers served, future subscriber increases will cause the trend of increasing programming costs to continue. Additionally, rate increases from program suppliers, as well as new fees associated with the launch of additional channels will contribute to further increased programming costs.

     Depreciation and Amortization Expenses. NCP-Six's depreciation and amortization expenses totaled $4,468,532 for the year ended December 31, 2000, representing a 2% increase over the same period in 1999. This increase is mainly due to depreciation on plant and equipment acquired during the last year offset by assets becoming fully depreciated during the year.

     Interest Expense. NCP-Six's interest expense for the year ended December 31, 2000 increased approximately 5% over the same period in 1999. The average bank debt decreased from $30,169,000 in 1999 to $28,590,000 during 2000, and NCP-Six's effective interest rate increased from 8.18% in 1999 to 8.59% in 2000.

     RESULTS OF OPERATIONS YEAR ENDED 1999

     Total Revenue. NCP-Six's total revenue reached $15,005,218 for the year ended December 31, 1999, representing an increase of approximately 2% over 1998. Of the 1999 revenue, $10,781,941 (72%) is derived from subscriptions to basic services, $1,509,949 (10%) from subscriptions to premium services, $846,215 (6%) from subscriptions to tier services, $507,932 (3%) from advertising, $384,380 (3%) from service maintenance revenue, $367,300 (2%) from installation charges and $607,501 (4%) from other sources. The increase in revenue is attributable primarily to rate increases placed into effect in August 1999 as well as new product services introduced in 1999. In April 1999, NCP-Six sold the cable television system and assets relating to its Sandersville, Mississippi system, resulting in the disposition of approximately 1,400 subscribers and decreased revenues of approximately $200,000 or 2%. Assuming the Sandersville, Mississippi system was disposed of at the beginning of each of the respective periods, revenues would have increased approximately 4%.

     Operating Expenses. NCP-Six's operating expenses totaled $1,320,255 for the year ended December 31, 1999, representing an increase of approximately 5% over the same period in 1998. Excluding the impact of the disposition of the Sandersville, Mississippi system, operating expenses would have increased approximately 9% for the year. This increase was primarily due to increased operating salaries and pole rental expense offset by decreased system maintenance expenses and drop materials.

     General and Administrative Expenses. NCP-Six's general and administrative expenses totaled $4,064,866 for the year ended December 31, 1999, representing an increase of approximately 7% over the same period in 1998. Excluding the impact of the Sandersville, Mississippi system disposition, general and administrative expenses would have increased approximately 10% compared to the same period in 1998. This increase was due to higher revenue based expenses such as management fees and franchise fees as well as increased utilities, legal expenses, property taxes and bad debt expense offset by reduced billing expenses, marketing expenses and copyright fees.

     Programming Expenses. NCP-Six's programming expenses totaled $3,915,701 for the year ended December 31, 1999, representing an increase of approximately 3% over 1998. Adjusting for the Sandersville, Mississippi system disposition, programming expenses would have increased approximately 6% compared to the same period in 1998. This increase was mainly due to higher costs charged by various program suppliers as well as increased advertising expenses and production expenses.

     Depreciation and Amortization Expenses. NCP-Six's depreciation and amortization expenses totaled $4,392,073 for the year ended December 31, 1999, representing an increase of approximately 2% over the same period in 1998. This increase was due to depreciation and amortization on purchases of plant and equipment in 1999 offset by assets becoming fully depreciated.

     Interest Expense. NCP-Six's interest expense for 1999 decreased approximately 7% over 1998. The average bank debt decreased from $31,373,000 during 1998 to $30,169,000 during 1999, offset by an increase to NCP-Six's effective interest rate from 7.88% in 1998 to 8.18% in 1999.

     SELECTED QUARTERLY FINANCIAL DATA


     The following unaudited selected quarterly financial data for the quarter ended March 31, 2001 and each of the four quarters ending in years 2000 and 1999 has been prepared by the managing general partner.


                                                                       QUARTERS ENDED
                         ----------------------------------------------------------------------------------------------------------
                          MARCH 31,    DECEMBER 31,    SEPTEMBER 30,     JUNE 30,       MARCH 31,     DECEMBER 31,    SEPTEMBER 30,
                            2001           2000            2000            2000           2000            1999            1999
                         -----------   ------------    -------------    -----------    -----------    ------------    -------------
Revenue................  $ 3,766,902   $ 3,852,433      $ 3,812,503     $ 3,803,536    $ 3,753,415    $ 3,798,006      $ 3,709,213
Operating income.......  $   387,097   $   188,724      $   477,806     $   465,645    $   455,714    $    93,778      $   429,065
Gain (loss) on
 retirement of
 assets................  $        --   $  (162,743)     $  (108,898)    $        --    $     4,708    $  (273,689)     $   (58,045)
Net income (loss)......  $  (403,323)  $  (636,562)     $  (309,847)    $  (195,891)   $  (184,093)   $  (795,894)     $  (261,347)
Net income (loss) per
 limited partner unit
 (weighted average)....  $       (13)  $       (21)     $       (10)    $        (7)   $        (6)   $       (27)     $        (9)
Investment in cable
 television
 properties............  $26,040,200   $26,422,694      $27,009,267     $27,446,910    $28,197,268    $29,161,847      $29,907,660
Book value per limited
 partner unit..........  $       874   $       887      $       907     $       922    $       947    $       979      $     1,004

                               QUARTERS ENDED
                         --------------------------
                          JUNE 30,       MARCH 31,
                            1999           1999
                         -----------    -----------
Revenue................  $ 3,765,208    $ 3,732,791
Operating income.......  $   441,461    $   348,019
Gain (loss) on
 retirement of
 assets................  $ 1,662,267    $        --
Net income (loss)......  $ 1,467,256    $  (311,159)
Net income (loss) per
 limited partner unit
 (weighted average)....  $        49    $       (10)
Investment in cable
 television
 properties............  $30,170,700    $30,583,736
Book value per limited
 partner unit..........  $     1,013    $     1,027


     LIQUIDITY AND CAPITAL RESOURCES


     NCP-Six's primary sources of liquidity include cash flow from operations and the $8,000,000 revolving credit line portion of NCP-Six's senior credit facility with its syndicated lending group led by First Union National Bank as administrative agent. As of March 31, 2001 approximately $5,650,000 in principal was outstanding on that revolving credit line portion, and approximately $28,215,000 in principal was outstanding under the entire senior credit facility. Based on management's analysis, NCP-Six's cash flow from operations and amounts available for borrowing under NCP-Six's revolving credit line are sufficient to cover operating costs and planned capital expenditures up to the expected liquidation date of NCP-Six.



     Under the terms of NCP-Six's senior credit facility agreement, all amounts outstanding under the senior credit facility become due and payable on September 30, 2001. NCP-Six's continuing operations will not provide sufficient liquidity to satisfy this obligation at its stated maturity. Alternatives available to NCP-Six include a sale of a portion or all of its assets to generate proceeds sufficient to repay the outstanding debt or to renegotiate the terms of the credit agreement with its lenders to extend the maturity date. Management believes agreement by NCP-Six's lenders to extend the maturity date will first require limited partner approval to extend the expiration of NCP-Six, which currently expires on December 31, 2001. This proxy statement solicits approval for that extension.



     The general partners have formulated a proposal to liquidate the assets of NCP-Six. In the opinion of the managing general partner the proposal will provide sufficient proceeds to retire all of NCP-Six's debt obligations. The proposed sales require approval of a majority in interest of NCP-Six's limited partners. Approval for the proposed sales is solicited in this proxy statement. If the proposed sales are approved and closed, it is anticipated that NCP-Six will be liquidated as a partnership during the fourth quarter of 2001 regardless of whether NCP-Six's term is extended.



     During the year ended December 31, 2000, and quarter ended March 31, 2001, NCP-Six's primary source of liquidity was cash provided from operations. NCP-Six generates cash on a monthly basis through the monthly billing of subscribers for cable services. Losses from uncollectible accounts have not been material. During the year ended December 31, 2000 and quarter ended March 31, 2001, cash generated from monthly billings was sufficient to meet NCP-Six's needs for working capital, capital expenditures and scheduled debt service.



     Under the terms of NCP-Six's senior credit facility NCP-Six has agreed to restrictive covenants which require the maintenance of certain financial performance ratios. These ratios include a senior debt to annualized operating cash flow ratio of no more than 5.25 to 1.00, and an annual operating cash flow to interest expense ratio of not less than 2.25 to 1.00. As of March 31, 2001, NCP-Six was in compliance with its required financial covenants.



     As of the date of this proxy statement, the balance under NCP-Six's senior credit facility was $28,215,281. Certain fixed rate swap agreements that previously provided NCP-Six with a fixed interest rate on certain borrowings expired during the third quarter of 2000. As a result, indebtedness under NCP-Six's senior credit facility is currently subject to an adjustable rate of interest. That interest rate is adjusted monthly and was a Libor based rate of 6.83% expiring June 29, 2001 on a principal balance of $27,815,281, and prime on an additional principal balance of $400,000. This rate includes a margin paid to the lender based on overall leverage and may increase or decrease as NCP-Six's leverage fluctuates.


     CAPITAL EXPENDITURES AND IMPROVEMENTS

     Cable television systems require continuous upgrades and maintenance to remain competitive.

NCP-Six does not, however, have any current plans to accelerate any maintenance or improvements to its systems. Instead, all currently scheduled capital improvements are within the ordinary course of NCP-Six's standard operations. As of March 31, 2001, NCP-Six's scheduled capital improvements included digital programming equipment for the Starkville, Philadelphia, Highlands and Bennettsville systems at an estimated cost of approximately $1,050,000. The Highlands and Bennettsville systems are scheduled to launch digital programming in the fourth quarter of 2001.


     During 2000, NCP-Six incurred approximately $2,054,000 of capital expenditures. Those expenditures included:

     - an ongoing upgrade to the Starkville, Mississippi system, including the launch of digital programming services in Starkville;


     - an ongoing upgrade to the Forest, Mississippi system;



     - an ongoing upgrade to the Barnwell, South Carolina system; and



     - an ongoing extension of service lines for all of NCP-Six's systems.


     During 1999, NCP-Six incurred approximately $2,660,000 in capital expenditures. Those expenditures included:

     - an ongoing upgrade to 550 MHz to the Starkville, Mississippi system;

     - a vehicle replacement for the Starkville, Mississippi system;

     - the completion of an upgrade to 450 MHz to the Kosciusko, Mississippi system;

     - an ongoing upgrade to 450 MHz to the Philadelphia, Mississippi system, including channel additions;

     - a vehicle replacement for the Philadelphia, Mississippi system;


     - an ongoing deployment of fiber optic cable in the Highlands, North Carolina system;


     - a vehicle replacement and addition of a stand-by generator for the Bennettsville, South Carolina system;

     - an ongoing upgrade to 450 MHz in the Barnwell, South Carolina system;

     - a vehicle replacement for the Barnwell, South Carolina system; and

     - an ongoing extension of service lines for all of NCP-Six's systems.

     During 1998, NCP-Six incurred approximately $2,820,000 in capital expenditures. Those expenditures included:

     - an ongoing deployment of fiber optic cable in the Starkville, Mississippi system;

     - an ongoing upgrade to 450 MHz to the Kosciusko, Mississippi system;

     - a vehicle replacement for the Philadelphia, Mississippi system;

     - an ongoing upgrade to 450 MHz to the Philadelphia, Mississippi system;


     - an ongoing deployment of fiber optic cable in the Highlands, North Carolina system;


     - an upgrade of computer hardware and software in the Bennettsville, South Carolina system;

     - a new office building purchase for the Barnwell, South Carolina system;

     - an upgrade to 450 MHz to the Barnwell, South Carolina system; and

     - an ongoing extension of service lines for all of NCP-Six's systems.

     RECENT ACQUISITIONS AND DISPOSITIONS

     On April 30, 1999, NCP-Six sold the assets of its cable television system serving approximately 1,400 subscribers in and around the community of Sandersville, Mississippi. The sales price for the system was $1.9 million and the net proceeds were utilized to reduce outstanding debt. NCP-Six determined to sell the Sandersville system due to a significant "overbuild" situation facing the system and the surrounding geographic area. Due to the overbuild and lack of other interested purchasers for the system, NCP-Six sold the Sandersville system to the overbuilder.

     On January 2, 1998, NCP-Six purchased cable television systems serving approximately 11,200 subscribers in and around the communities of Allendale, Bamberg, Barnwell and Bennettsville, South Carolina. The purchase price of these systems was $20.5 million. NCP-Six borrowed approximately $20.47 million to finance the acquisition of the South Carolina cable systems. That borrowing was made under NCP-Six's outstanding senior credit facility.

MANAGEMENT AND BENEFICIAL OWNERSHIP OF NCP-SIX

  MANAGEMENT OF NCP-SIX

     NCP-Six is a Washington limited partnership with no directors or officers. The managing general partner of NCP-Six is Northland Communications Corporation, a Washington corporation. The administrative general partner of NCP-Six is FN Equities Joint Venture, a California general partnership.

     The principal business of Northland Communications Corporation historically has been locating cable television systems, negotiating for their acquisition, forming limited partnerships to own the systems, arranging for the sale of limited partnership interests to investors, managing limited partnerships, including NCP-Six, and liquidating partnership assets upon dissolution. Northland Communications Corporation is a wholly-owned subsidiary of Northland Telecommunications Corporation, a Washington corporation. The address of the principal executive offices of each of Northland Communications Corporation and Northland Telecommunications Corporation is 1201 Third Avenue, Suite 3600, Seattle, Washington 98101.

     The sole partners of the administrative general partner are FN Equities, Inc., and FN Network Partners, Ltd., a California limited partnership. John S. Simmers is the sole owner of FN Equities, Inc. The principal business of each of the administrative general partner and FN Equities, Inc. is to provide administrative services as administrative general partner of cable television limited partnerships. FN Network Partners, Ltd. is an investment partnership. The address of the principal executive offices of each of the administrative general partner, FN Equities, Inc., FN Network Partners, Ltd. and John S. Simmers is 2780 SkyPark Drive, Suite 300, Torrance, California 90505.

     OFFICERS AND DIRECTORS OF NORTHLAND COMMUNICATIONS CORPORATION

     The following table sets forth information about the executive officers and directors of Northland Communications Corporation:


                   NAME                      AGE                    POSITION
                   ----                      ---                    --------
John S. Whetzell...........................  59    Board Chairman and Chief Executive Officer
Richard I. Clark...........................  43    Director, Executive Vice President,
                                                   Assistant Treasurer and Assistant Secretary
John E. Iverson............................  64    Director and Secretary
Gary S. Jones..............................  43    President
Richard J. Dyste...........................  55    Senior Vice President -- Technical Services
H. Lee Johnson.............................  57    Divisional Vice President
R. Gregory Ferrer..........................  45    Vice President and Treasurer
Matthew J. Cryan...........................  36    Vice President, Budgets and Planning
Laura N. Williams..........................  34    Vice President and Senior Counsel
Rick J. McElwee............................  39    Vice President and Controller



     JOHN S. WHETZELL is the founder of Northland Communications Corporation, its Chief Executive Officer and has been a Director since March 1982. Mr. Whetzell became Chairman of the Board of Directors in December 1984. He also serves as Chief Executive Officer and Chairman of the Board of Northland Telecommunications Corporation and each of its subsidiaries. He has been involved with the cable television industry for over 26 years. Between March 1979 and February 1982, he was in charge of Ernst & Whinney's national cable television consulting services. Mr. Whetzell first became involved in the cable television industry when he served as the Chief Economist of the Cable Television Bureau of the Federal Communications Commission from May 1974 to February 1979. He provided economic studies to support the deregulation of cable television both in federal and state arenas. He participated in the formulation of accounting standards for the industry and assisted the Federal Communications Commission in negotiating and developing the pole attachment rate formula for cable television. His undergraduate degree is in economics from George Washington University, and he has an MBA degree from New York University.



     RICHARD I. CLARK, an original incorporator of Northland Communications Corporation, serves as Executive Vice President, Assistant Secretary and Assistant Treasurer of Northland Communications Corporation. He also serves as Executive Vice President, Assistant Secretary and Treasurer of Northland Telecommunications Corporation. Mr. Clark has served on the Board of Directors of both Northland Communications Corporation and Northland Telecommunications Corporation since July 1985. In addition to his other responsibilities, Mr. Clark is responsible for the administration and investor relations activities of Northland Communications Corporation, including financial planning and corporate development. From July 1979 to February 1982, Mr. Clark was employed by Ernst & Whinney in the area of providing cable television consultation services and has been involved with the cable television industry for nearly 22 years. He has directed cable television feasibility studies and on-site market surveys. Mr. Clark has assisted in the design and maintenance of financial and budget computer programs and he has prepared documents for major cable television companies in franchising and budgeting projects through the application of these programs. In 1979, Mr. Clark graduated cum laude from Pacific Lutheran University with a Bachelor of Arts degree in accounting.


     JOHN E. IVERSON is the Secretary of Northland Communications Corporation and has served on its Board of Directors since December 1984. He also is the Secretary and serves on the Board of Directors of Northland Telecommunications Corporation and each of its subsidiaries. He is currently a member of the law firm of Ryan, Swanson & Cleveland P.L.L.C. He is a member of the Washington State Bar Association and American Bar Association and has been practicing law for more than 38 years. Mr. Iverson is the past president and a Trustee of the Pacific Northwest Ballet Association. Mr. Iverson has a Juris Doctor degree from the University of Washington.

     GARY S. JONES is the President of Northland Communications Corporation. Mr. Jones has previously served as Vice President and Chief Financial Officer for Northland Communications Corporation. Mr. Jones joined Northland Communications Corporation in March 1986. Mr. Jones is responsible for cash management, financial reporting and banking relations for Northland and is involved in the acquisition and financing of new cable systems. Prior to joining Northland Communications Corporation, Mr. Jones was employed by the Certified Public Accounting firm of Laventhol & Horwath from 1980 to 1986. Mr. Jones received his Bachelor of Arts degree in Business Administration with a major in accounting from the University of Washington in 1979.



     RICHARD J. DYSTE serves as Senior Vice President -- Technical Services of Northland Communications Corporation and each of its subsidiaries. Mr. Dyste joined Northland Communications Corporation in April 1987. Mr. Dyste is responsible for planning and advising all Northland cable systems with regard to technical performance as well as system upgrades and rebuilds. He is a past president and current member of the Society of Cable Telecommunications Engineers, Inc. Mr. Dyste joined Northland Communications Corporation in 1986 as an engineer and served as Operations Consultant to Northland Communications Corporation from August 1986 until April 1987. From 1977 to 1985, Mr. Dyste owned and operated Bainbridge TV Cable. He is a graduate of Washington Technology Institute.


     H. LEE JOHNSON has served as Divisional Vice President for Northland Communications Corporation's Statesboro, Georgia regional office since March 1994. He is responsible for the management of systems serving subscribers in Alabama, Georgia, Mississippi, North Carolina and South Carolina. Prior to his association with Northland he served as Regional Manager for Warner Communications, managing four cable systems in Georgia from 1968 to 1973. Mr. Johnson has also served as President of Sunbelt Finance Corporation and was employed as a System Manager for Statesboro CATV when Northland purchased the system in 1986. Mr. Johnson has been involved in the cable television industry for over 32 years and is a current member of the Society of Cable Television Engineers. He is a graduate of Swainsboro Technical Institute and has attended numerous training seminars, including courses sponsored by Jerrold Electronics, Scientific Atlanta, The Society of Cable Television Engineers and CATA.

     R. GREGORY FERRER joined Northland Communications Corporation in March 1984 as Assistant Controller and serves as Vice President and Treasurer of Northland Communications Corporation. Mr. Ferrer also serves as Vice President and Assistant Treasurer of Northland Telecommunications Corporation. Mr. Ferrer is responsible for coordinating all of Northland's property tax filings, insurance requirements and system programming contracts as well as interest rate management and other treasury functions. Prior to joining Northland, he was a Certified Public Accountant at Benson & McLaughlin, a local public accounting firm, from 1981 to 1984. Mr. Ferrer received his Bachelor of Arts in Business Administration from Washington State University with majors in marketing in 1978 and accounting and finance in 1981.

     MATTHEW J. CRYAN is Vice President -- Budgets and Planning and has been with Northland Communications Corporation since September 1990. Mr. Cryan is responsible for the development of current and long-term operating budgets for all Northland entities. Additional responsibilities include the development of financial models used in support of acquisition financing, analytical support for system and regional managers, financial performance monitoring and reporting and programming analysis. Prior to joining Northland, Mr. Cryan was employed as an analyst with NKV Corp., a securities litigation support firm located in Redmond, Washington. Mr. Cryan graduated from the University of Montana in 1988 with honors and holds a Bachelor of Arts in Business Administration with a major in finance.

     LAURA N. WILLIAMS is Vice President and Senior Counsel for Northland Communications Corporation and has served in this role since August 2000. Prior to this time, she served as Associate Counsel for each of the Northland entities from August 1995. She is a member of the Washington State Bar Association, American Bar Association and Women in Telecommunications. Ms. Williams received her Bachelor of Science degree in Business Administration with a major in finance and an M.B.A. from California State University, Long Beach, and has a Juris Doctor degree from Seattle University School of Law.

     RICK J. MCELWEE is Vice President and Controller for Northland Communications Corporation. He joined Northland in May 1987 as System Accountant and was promoted to Assistant Controller of Northland

Cable Television, Inc. in 1993. Mr. McElwee became Divisional Controller of Northland Telecommunications Corporation in 1997 and in January 2001, he was promoted to Vice President and Controller of Northland Telecommunications Corporation. Mr. McElwee is responsible for managing all facets of the accounting and financial reporting process for the Northland companies. Prior to joining Northland, he was employed as an accountant with Pay n' Save Stores, Inc., a regional drugstore chain. Mr. McElwee graduated from Central Washington University in 1985 and holds a Bachelor of Science degree in Business Administration with a major in accounting.

     OFFICERS AND DIRECTORS OF FN EQUITIES JOINT VENTURE

     The following table sets forth information about the executive officers and directors of FN Equities, Inc.:


             NAME                AGE                      POSITION
             ----                ---                      --------
Miles Z. Gordon................  54    President and Director
John S. Simmers................  50    Vice President, Secretary and Director


     MILES Z. GORDON is President of FN Equities, Inc. and President and Chief Executive Officer of Financial Network Investment Corporation (FNIC), and has held those positions since 1983. From 1979 through April 1983 he was President of University Securities Corporation. In 1978, Mr. Gordon was engaged in the private practice of law, and from 1973 through 1978, he was employed by the Securities and Exchange Commission. He presently serves as Chairman of the Securities Industry Association Independent Contractor Firms Committee. Mr. Gordon was also Chairman and a member of the NASD District Business Conduct Committee and a former member of the NASD Board of Governors. He is past president of the California Syndication Forum and has also served on several committees for the Securities Industry Association.

     JOHN S. SIMMERS is Vice President and Secretary of FN Equities, Inc. and Executive Vice President and Chief Operating Officer of Financial Network Investment Corporation and has held those positions since 1983. From June 1980 through April 1983, he was Executive Vice President of University Securities Corporation, Vice President of University Capital Corporation and Vice President of University Asset Management Group. From 1974 through May 1980, he was employed by the National Association of Securities Dealers.

BENEFICIAL OWNERSHIP


     Security ownership of management in NCP-Six as of March 31, 2001 is as follows:


                                                  PERCENT OF               AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            TITLE OF CLASS             BENEFICIAL OWNERSHIP
------------------------------------            --------------             --------------------
Northland Communications Corporation      General Partner's Interest          (See Note A)
  1201 Third Avenue                              (See Note A)
  Suite 3600
  Seattle, WA 98101
FN Equities Joint Venture                 General Partner's Interest          (See Note B)
  2780 Skypark Dr.                               (See Note B)
  Suite 300
  Torrance, CA 90505

-------------------------
Note A: Northland Communications Corporation has a 1% interest in NCP-Six, which increases to a 20% interest in NCP-Six when NCP-Six's limited partners have received 100% return of their aggregate capital contributions. The natural person who exercises voting and/or investment control over these interests is John S. Whetzell.

Note B: FN Equities Joint Venture has no interest in NCP-Six until NCP-Six's limited partners have received 100% return of their aggregate capital contributions, at which time FN Equities Joint Venture will have a 5% interest in NCP-Six. The natural person who exercises voting and/or investment control over these interests is John S. Simmers.

CHANGES IN CONTROL

     Northland Communications Corporation has pledged its ownership interest as managing general partner of NCP-Six to NCP-Six's lenders as collateral pursuant to the terms of the senior credit facility agreement between NCP-Six and its syndicated group of lenders, led by First Union National Bank as administrative agent.

                              FINANCIAL STATEMENTS


     Included with this proxy statement, starting on the following page, are NCP-Six's unaudited financial statements for the quarter ended as of March 31, 2001 and audited financial statements for fiscal years ending as of December 31, 2000, 1999 and 1998. Financial statements for prior years and periods have previously been distributed to the limited partners on an ongoing basis.


     If a limited partner desires any additional information regarding financial statements, please contact the managing general partner.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                                 BALANCE SHEETS


                   (PREPARED BY THE MANAGING GENERAL PARTNER)


                                 MARCH 31, 2001



                                                               MARCH 31,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    ------------
                                                              (UNAUDITED)
ASSETS
Cash........................................................  $  1,105,672    $  1,281,380
Due from affiliates.........................................        13,065          14,109
Accounts receivable.........................................       513,464         725,123
Prepaid expenses............................................       259,638          85,506
Property and equipment, net of accumulated depreciation of
  $16,814,546 and $16,325,363, respectively.................    14,188,776      13,960,226
Intangible assets, net of accumulated amortization of
  $17,313,965 and $16,661,387, respectively.................    11,851,424      12,462,468
                                                              ------------    ------------
     Total assets...........................................  $ 27,932,039    $ 28,528,812
                                                              ============    ============
LIABILITIES AND PARTNERS' DEFICIT
Accounts payable and accrued expenses.......................  $    906,244    $  1,297,584
Due to managing general partner and affiliates..............        50,363          35,458
Converter deposits..........................................        28,550          29,590
Subscriber prepayments......................................       536,529         460,038
Notes payable...............................................    28,215,281      28,215,281
                                                              ------------    ------------
     Total liabilities......................................    29,736,967      30,037,951
                                                              ------------    ------------
Partners' deficit:
General Partners:
  Contributed capital, net..................................       (37,565)        (37,565)
  Accumulated deficit.......................................      (104,541)       (104,541)
                                                                  (142,106)       (142,106)
                                                              ------------    ------------
Limited Partners:
  Contributed capital, net..................................     8,982,444       8,982,444
  Accumulated deficit.......................................   (10,645,266)    (10,349,477)
                                                                (1,662,822)     (1,367,033)
                                                              ------------    ------------
     Total partners' deficit................................    (1,804,928)     (1,509,139)
                                                              ------------    ------------
     Total liabilities and partners' deficit................  $ 27,932,039    $ 28,528,812
                                                              ============    ============



        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                            STATEMENTS OF OPERATIONS


                   (PREPARED BY THE MANAGING GENERAL PARTNER)



                                                              FOR THE THREE MONTHS ENDED
                                                                      MARCH 31,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
                                                                     (UNAUDITED)
Service revenues............................................  $3,766,902     $3,753,415
Expenses:
  Operating (including $49,136 and $78,210 to affiliates,
     respectively)..........................................     285,081        304,646
  General and administrative (including $391,758 and
     $393,404 to affiliates, respectively)..................     910,016        891,032
Programming (including $21,649 and $63,012 to affiliates,
  respectively).............................................   1,052,623        985,622
Depreciation and amortization...............................   1,132,085      1,116,401
                                                              ----------     ----------
                                                               3,379,805      3,297,701
                                                              ----------     ----------
Income from operations......................................     387,097        455,714
Other income (expense):
  Interest expense..........................................    (690,463)      (652,095)
  Interest income and other.................................     (99,957)        12,288
                                                              ----------     ----------
                                                                (790,420)      (639,807)
Net loss....................................................  $ (403,323)    $ (184,093)
                                                              ==========     ==========
Allocation of net loss:
  General Partners..........................................  $   (4,033)    $   (1,841)
                                                              ==========     ==========
  Limited Partners..........................................  $ (399,290)    $ (182,252)
                                                              ==========     ==========
Net loss per limited partnership unit: (29,784 units).......  $      (13)    $       (6)
                                                              ==========     ==========
Net loss per $1,000 investment..............................  $      (27)    $      (12)
                                                              ==========     ==========



        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                            STATEMENTS OF CASH FLOWS


                   (PREPARED BY THE MANAGING GENERAL PARTNER)



                                                              FOR THE THREE MONTHS ENDED
                                                                      MARCH 31,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
                                                                     (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss....................................................    (403,323)      (184,093)
Adjustments to reconcile net loss to cash provided by
  operating activities:
  Depreciation and amortization.............................   1,132,085      1,116,401
  Amortization of loan fees.................................      59,675         50,655
  Gain on sale of assets....................................          --         (4,708)
(Increase) decrease in certain operating assets and
  liabilities:
  Accounts receivable.......................................     211,659         16,336
  Prepaid expenses..........................................     (66,598)       (45,424)
  Accounts payable and accrued expenses.....................    (391,340)      (518,926)
  Due to managing general partner and affiliates............      15,949         28,942
  Converter deposits........................................      (1,040)        (1,479)
  Subscriber prepayments....................................      76,491        185,518
                                                              ----------     ----------
Net cash from operating activities..........................     633,558        643,222
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment, net.....................    (767,732)      (192,319)
Proceeds from disposal of assets............................          --          7,000
Increase in intangibles.....................................     (41,534)       (12,454)
Net cash used in investing activities.......................    (809,266)      (197,773)
                                                              ----------     ----------
(Decrease) Increase in Cash.................................    (175,708)       445,449
Cash, beginning of period...................................   1,281,380        556,962
                                                              ----------     ----------
Cash, end of period.........................................  $1,105,672     $1,002,411
                                                              ==========     ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest....................  $  648,438     $  608,025
                                                              ==========     ==========



        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


                                 MARCH 31, 2001



(1)The unaudited financial statements have been prepared in conformity with Rule 10-01 of Regulation S-X regarding interim financial statement disclosure and do not contain all of the necessary footnote disclosures required for a fair presentation of the balance sheets, statements of operations and statements of cash flows in conformity with generally accepted accounting principles. However, in the opinion of management, this data includes all adjustments, consisting only of normal recurring accruals, necessary to present fairly NCP-Six's financial position at March 31, 2001, its statements of operations for the three months ended March 31, 2001 and 2000 and its statements of cash flows for the three months ended March 31, 2001 and 2000. These financial statements and notes should be read in conjunction with NCP-Six's audited financial statements for the year ended December 31, 2000.



(2)In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133) and in June 2000 issued SFAS No. 138, amendment of SFAS 133. These statements establish accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. These statements require that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met.



    Pursuant to SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB No. 133 -- an Amendment to FASB Statement No. 133" the effective date of SFAS No. 133 has been deferred until fiscal years beginning after January 15, 2000. SFAS No. 133 cannot be applied retroactively. SFAS No. 133 must be applied to (a) derivative instruments and (b) certain derivative instruments embedded in hybrid contracts that were issued, acquired, or substantively modified after December 31, 1998 (and, at the company's election, before January 1, 1999).



    NCP-Six has elected not to designate its derivatives as hedges under SFAS
    133. Accordingly, NCP-Six will record an asset equal to the fair value to settle the agreements and a corresponding credit in its statement of operations. Each quarter, the change in the market value of NCP-Six's derivatives will be recorded as other income or expense. At March 31, 2001, NCP-Six's had no outstanding derivatives.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                          AUDITED FINANCIAL STATEMENTS
         FOR THE FISCAL YEARS ENDING AS OF DECEMBER 31, 2000, AND 1999
                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Northland Cable Properties Six Limited Partnership:

     We have audited the accompanying balance sheets of Northland Cable Properties Six Limited Partnership (a Washington limited partnership) as of December 31, 2000 and 1999, and the related statements of operations, changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Cable Properties Six Limited Partnership as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                /s/ ARTHUR ANDERSEN LLP

Seattle, Washington
January 26, 2001
(Except for paragraph three
of note 10 for which the
date is March 14, 2001)

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                  2000            1999
                                                              ------------    ------------
ASSETS
Cash........................................................  $  1,281,380    $    556,962
Accounts receivable, including $14,109 and $24,885 due from
  affiliates in 2000 and 1999, respectively.................       739,232         806,712
Prepaid expenses and other assets...........................        85,506          78,012
Investment in cable television properties:
  Property and equipment....................................    30,285,589      28,912,812
  Less -- Accumulated depreciation..........................   (16,325,363)    (14,639,656)
                                                              ------------    ------------
                                                                13,960,226      14,273,156
Franchise agreements (net of accumulated amortization of
  $15,438,907 and $13,309,803 in 2000 and 1999,
  respectively).............................................    11,788,486      13,917,591
Acquisition costs (net of accumulated amortization of
  $154,766 and $107,709 in 2000 and 1999, respectively).....        82,806         129,862
Loan fees and other intangibles (net of accumulated
  amortization of $1,067,714 and $911,862 in 2000 and 1999,
  respectively).............................................       591,176         841,238
                                                              ------------    ------------
       Total investment in cable television properties......    26,422,694      29,161,847
                                                              ------------    ------------
       Total assets.........................................  $ 28,528,812    $ 30,603,533
                                                              ============    ============
LIABILITIES AND PARTNERS' DEFICIT
Liabilities:
  Accounts payable..........................................  $    188,372    $    607,156
  Other current liabilities.................................     1,109,212         719,404
  Due to general partner and affiliates.....................        35,458          46,388
  Deposits..................................................        29,590          35,422
  Subscriber prepayments....................................       460,038         412,628
  Note payable..............................................    28,215,281      28,965,281
                                                              ------------    ------------
       Total liabilities....................................    30,037,951      30,786,279
                                                              ------------    ------------
Commitments and Contingencies (Note 8)
Partners' Deficit:
  General partners --
     Contributed capital, net...............................       (37,565)        (37,565)
     Accumulated deficit....................................      (104,541)        (91,277)
                                                              ------------    ------------
                                                                  (142,106)       (128,842)
                                                              ------------    ------------
  Limited partners --
     Contributed capital, net -- 29,784 units in 2000 and
       1999.................................................     8,982,444       8,982,444
     Accumulated deficit....................................   (10,349,477)     (9,036,348)
                                                              ------------    ------------
                                                                (1,367,033)        (53,904)
                                                              ------------    ------------
       Total liabilities and partners' deficit..............  $ 28,528,812    $ 30,603,533
                                                              ============    ============

      The accompanying notes are an integral part of these balance sheets.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                         2000           1999           1998
                                                      -----------    -----------    -----------
REVENUE.............................................  $15,221,887    $15,005,218    $14,746,766
                                                      -----------    -----------    -----------
Expenses:
  Operating (including $270,067, $286,365 and
     $285,212, net, paid to affiliates in 2000, 1999
     and 1998, respectively)........................    1,161,419      1,320,255      1,262,672
  General and administrative (including $1,505,136,
     $1,575,500 and $1,632,936, net, paid to
     affiliates in 2000, 1999 and 1998,
     respectively)..................................    4,035,555      4,064,866      3,790,975
  Programming (including $95,703, $233,163 and
     $241,521, net, paid to affiliates in 2000, 1999
     and 1998, respectively)........................    3,968,492      3,915,701      3,784,358
  Depreciation and Amortization Expense.............    4,468,532      4,392,073      4,287,623
                                                      -----------    -----------    -----------
     Operating income...............................    1,587,889      1,312,323      1,621,138
Other Income (Expense):
  Interest income...................................       45,351         26,668         17,932
  Interest expense..................................   (2,495,892)    (2,379,744)    (2,566,743)
  (Loss) gain on disposal of assets.................     (266,933)     1,330,533       (229,940)
  Amortization of loan fees and other...............     (196,808)      (190,924)      (211,988)
                                                      -----------    -----------    -----------
     Net (loss) income..............................  $(1,326,393)   $    98,856    $(1,369,601)
                                                      ===========    ===========    ===========
Allocation of Net (Loss) Income:
  General partners..................................  $   (13,264)   $       989    $   (13,696)
                                                      ===========    ===========    ===========
  Limited partners..................................  $(1,313,129)   $    97,867    $(1,355,905)
                                                      ===========    ===========    ===========
Net (Loss) Income Per Limited Partnership Unit......  $       (44)   $         3    $       (46)
                                                      ===========    ===========    ===========

        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                        GENERAL       LIMITED
                                                       PARTNERS      PARTNERS         TOTAL
                                                       ---------    -----------    -----------
BALANCE, December 31, 1997...........................  $(116,135)   $ 1,212,134    $ 1,095,999
  Repurchase of limited partnership units............         --         (4,000)        (4,000)
  Net loss...........................................    (13,696)    (1,355,905)    (1,369,601)
                                                       ---------    -----------    -----------
BALANCE, December 31, 1998...........................   (129,831)      (147,771)      (277,602)
  Repurchase of limited partnership units............         --         (4,000)        (4,000)
  Net income.........................................        989         97,867         98,856
                                                       ---------    -----------    -----------
BALANCE, December 31, 1999...........................   (128,842)       (53,904)      (182,746)
  Net loss...........................................    (13,264)    (1,313,129)    (1,326,393)
                                                       ---------    -----------    -----------
BALANCE, December 31, 2000...........................  $(142,106)   $(1,367,033)   $(1,509,139)
                                                       =========    ===========    ===========

        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                        2000           1999            1998
                                                     -----------    -----------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income................................  $(1,326,393)   $    98,856    $ (1,369,601)
  Adjustments to reconcile net (loss) income to net
     cash provided by operating activities:
     Depreciation and amortization expense.........    4,468,532      4,392,073       4,287,623
     Amortization of loan costs....................      196,808        190,923         182,859
     Loss (gain) on disposal of assets.............      266,933     (1,330,533)        229,940
  Changes in certain assets and liabilities
     Accounts receivable...........................     (122,520)       131,092        (278,190)
     Prepaid expenses and other assets.............       (7,494)      (120,998)        153,371
     Accounts payable and other current
       liabilities.................................      (28,976)       144,817         224,658
     Due to general partner and affiliates.........      (10,930)      (121,243)        (12,090)
     Deposits......................................       (5,832)       (21,635)        (35,036)
     Subscriber prepayments........................       47,410        (82,549)         85,225
                                                     -----------    -----------    ------------
          Net cash provided by operating
            activities.............................    3,477,538      3,280,803       3,468,759
                                                     -----------    -----------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment...............   (2,054,270)    (2,659,141)     (2,820,143)
  Acquisition of cable system......................           --             --     (20,500,000)
  Proceeds from disposal of assets.................      202,700      1,726,026             500
  Purchase of intangibles..........................     (151,550)       (59,887)        (77,199)
                                                     -----------    -----------    ------------
          Net cash used in investing activities....   (2,003,120)      (993,002)    (23,396,842)
                                                     -----------    -----------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable......................           --             --      20,473,427
  Principal payments on notes payable..............     (750,000)    (2,407,567)             --
  Repurchase of limited partnership units..........           --         (4,000)         (4,000)
  Loan fees and other costs........................           --        (26,179)         (7,471)
                                                     -----------    -----------    ------------
          Net cash (used in) provided by financing
            activities.............................     (750,000)    (2,437,746)     20,461,956
                                                     -----------    -----------    ------------
Increase (Decrease) in Cash........................      724,418       (149,945)        533,873
Cash, beginning of year............................      556,962        706,907         173,034
                                                     -----------    -----------    ------------
Cash, end of year..................................  $ 1,281,380    $   556,962    $    706,907
                                                     ===========    ===========    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for interest...........  $ 2,489,075    $ 2,373,440    $  2,562,492
                                                     ===========    ===========    ============

        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1. ORGANIZATION AND PARTNERS' INTERESTS:

Formation and Business

     Northland Cable Properties Six Limited Partnership (the Partnership), a Washington limited partnership, was formed on January 22, 1986. The Partnership was formed to acquire, develop and operate cable television systems. The Partnership began operations on November 3, 1986 by acquiring a cable television system in Mississippi. Subsequently, additional cable television systems were acquired in Mississippi, North Carolina and South Carolina. The Partnership has 35 nonexclusive franchises to operate cable systems for periods, which will expire at various dates through 2017.

     Northland Communications Corporation is the Managing General Partner (the General Partner or Northland) of the Partnership. Certain affiliates of the Partnership also own and operate other cable television systems. In addition, the General Partner manages cable television systems for other limited partnerships for which it is General Partner.

     FN Equities Joint Venture, a California joint venture, is the Administrative General Partner of the Partnership.

Contributed Capital, Commissions and Offering Costs

     The capitalization of the Partnership is set forth in the accompanying statements of changes in partners' deficit. No limited partner is obligated to make any additional contribution.

     The general partners purchased their 1% interest in the Partnership by contributing $1,000 to Partnership capital.

     Pursuant to the Partnership Agreement, brokerage fees paid to an affiliate of the Administrative General Partner and other offering costs paid to the General Partner were recorded as a reduction of limited partners' capital. The Administrative General Partner received a fee for providing certain administrative services to the Partnership.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Property and Equipment

     Property and equipment are stated at cost. Replacements, renewals and improvements are capitalized. Maintenance and repairs are charged to expense as incurred.

     Depreciation of property and equipment is provided using the straight-line method over the following estimated service lives:

Buildings...................................................      20 years
Distribution plant..........................................      10 years
Other equipment and leasehold improvements..................  5 - 20 years

     The Partnership periodically reviews the carrying value of its long-lived assets, including property, equipment and intangible assets, whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

Allocation of Cost of Purchased Cable Television Systems

     The Partnership allocated the total contract purchase price of cable television systems acquired as follows: first, to the estimated fair value of net tangible assets acquired; then, to the franchise and other determinable intangible costs; then any excess is allocated to goodwill.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

Intangible Assets

     Costs assigned to franchise agreements, loan fees, acquisition costs and other intangibles are being amortized using the straight-line method over the following estimated useful lives:

Franchise agreements........................................  10 - 20 years
Acquisition costs...........................................        5 years
Loan fees and other intangibles.............................   1 - 10 years

Revenue Recognition

     Cable television service revenue, including service maintenance, is recognized in the month service is provided to customers. Installation revenue is recognized to the extent of direct selling costs when the installation is complete. Advance payments on cable services to be rendered are recorded as subscriber prepayments. Revenues resulting from the sale of local spot advertising are recognized when the related advertisements or commercials appear before the public. Local spot advertising revenues earned were $581,280, $507,932 and $456,007, respectively, in 2000, 1999 and 1998.

Derivatives

     The Partnership has only limited involvement with derivative financial instruments and does not use them for trading purposes. They are used to manage well-defined interest rate risks. The Partnership periodically enters into interest rate swap agreements with major banks or financial institutions (typically its bank) in which the Partnership pays a fixed rate and receives a floating rate with the interest payments being calculated on a notional amount. Gains or losses associated with changes in fair values of these swaps and the underlying notional principal amounts are deferred and recognized against interest expense over the terms of the agreement in the Partnership's statement of operations.

Recently Issued Accounting Pronouncements

     Statement of Financial Accounting Standards (SFAS) No. 133 -- In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and in June 2000 issued SFAS 138, "Accounting for Certain Derivative Instruments and Hedging Activities," an amendment of SFAS 133. The statement establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative's gains and losses to offset related results on the hedged item in the statement of operations, and requires that a company must formally document, designate, and assess the effectiveness of transactions that are subject to hedge accounting.

     Pursuant to SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB No. 133 -- an Amendment to FASB Statement No. 133," the effective date of SFAS No. 133 has been deferred until fiscal years beginning after January 15, 2000. SFAS No. 133 cannot be applied retroactively. SFAS No. 133 must be applied to (a) derivative instruments and (b) certain derivative instruments embedded in hybrid contracts that were issued, acquired, or substantively modified after December 31, 1998 (and, at the company's election, before January 1, 1999).

     The Partnership had no outstanding interest rate swaps or other derivative financial instruments at December 31, 2000.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

Estimates Used in Financial Statement Presentation

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH GENERAL PARTNER AND AFFILIATES:

Management Fees

     The General Partner receives a fee for managing the Partnership equal to 6% of the gross revenues of the Partnership, excluding revenues from the sale of cable television systems or franchises. The amount of management fees charged by the General Partner was $913,313, $900,313 and $884,806 in 2000, 1999 and 1998,
respectively.

Income Allocation

     All items of income, loss, deduction and credit are allocated 99% to the limited partners and 1% to the general partners until the limited partners have received aggregate cash distributions in an amount equal to aggregate capital contributions. Thereafter, the general partners receive 25% and the limited partners are allocated 75% of partnership income and losses. Prior to the general partners receiving a distribution in any year, the limited partners must receive distributions equal to at least 50% of their allocable share of net income for such year, based on projections by the Managing General Partner of the net income of the Partnership for the year. If cash distributions to the general partners are deferred because of this 50% limitation, those deferred cash distributions will be paid to the general partners in subsequent years or upon liquidation of the Partnership. Any distributions other than from cash flow, such as from the sale or refinancing of a system or upon dissolution of the Partnership, will be determined according to contractual stipulations in the Partnership Agreement.

     The limited partners' total initial contributions to capital were $15,000,000 ($500 per partnership unit). As of December 31, 2000, $3,817,997
($127.50 per partnership unit) has been distributed to the limited partners, and the Partnership has repurchased $100,475 of limited partnership units (173 units at $500 per unit and 43 units at $325 per unit).

Reimbursements

     The General Partner provides or causes to be provided certain centralized services to the Partnership and other affiliated entities. The General Partner is entitled to reimbursement from the Partnership for various expenses incurred by it or its affiliates on behalf of the Partnership allocable to its management of the Partnership, including travel expenses, pole and site rental, lease payments, legal expenses, billing expenses, insurance, governmental fees and licenses, headquarters' supplies and expenses, pay television expenses, equipment and vehicle charges, operating salaries and expenses, administrative salaries and expenses, postage and office maintenance.

     The amounts billed to the Partnership are based on costs incurred by affiliates in rendering the services. The costs of certain services are charged directly to the Partnership, based upon the personnel time spent by the employees rendering the service. The cost of other services is allocated to the Partnership and affiliates based upon relative size and revenue. Management believes that the methods used to allocate services to the Partnership are reasonable. Amounts charged for these services were $769,480, $719,456 and $663,191 for 2000, 1999 and 1998, respectively.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

     In 2000, 1999 and 1998, the Partnership paid installation charges and maintenance fees for billing system support provided by an affiliate, amounting to $75,798, $73,965 and $79,590, respectively.

     The Partnership has entered into operating management agreements with affiliates managed by the General Partner. Under the terms of these agreements, the Partnership or an affiliate serves as the executive managing agent for certain cable television systems and is reimbursed for certain operating and administrative expenses. The Partnership paid $25,788, $160,722 and $290,147, net, under the terms of these agreements during 2000, 1999 and 1998, respectively.

     The Partnership pays monthly program license fees to Northland Cable News, Inc. (NCN), an affiliate of the General Partner, for the rights to distribute programming developed and produced by NCN. Total license fees paid to NCN during 2000, 1999 and 1998 were $0, $178,797 and $165,147, respectively.

     Cable Ad Concepts, Inc. (CAC), an affiliate of the General Partner, was formed in 1993 and began operations in 1994. CAC was organized to assist in the development of local advertising markets and management and training of local sales staff. CAC billed the Partnership $85,895, $69,752 and $57,611 in 2000, 1999 and 1998, respectively, for these services.

Due to General Partner and Affiliates

                                                              DECEMBER 31,
                                                           ------------------
                                                            2000       1999
                                                           -------    -------
Reimbursable operating costs and other...................   25,534     12,417
Other amounts due to affiliates, net.....................    9,924     33,971
                                                           -------    -------
                                                           $35,458    $46,388
                                                           =======    =======

4. PROPERTY AND EQUIPMENT:

                                                           DECEMBER 31,
                                                    --------------------------
                                                       2000           1999
                                                    -----------    -----------
Land and buildings................................  $   880,611    $   858,198
Distribution plant................................   27,278,014     26,230,081
Other equipment...................................    1,775,523      1,738,465
Leasehold improvements............................       43,020         40,550
Construction in progress..........................      308,421         45,518
                                                    -----------    -----------
                                                    $30,285,589    $28,912,812
                                                    ===========    ===========

5. OTHER CURRENT LIABILITIES:

                                                            DECEMBER 31,
                                                       ----------------------
                                                          2000         1999
                                                       ----------    --------
Programmer license fees..............................  $  317,339    $ 52,159
Accrued property taxes...............................     263,174     133,728
Accrued franchise fees...............................     261,775     253,003
Other................................................     266,924     280,514
                                                       ----------    --------
                                                       $1,109,212    $719,404
                                                       ==========    ========

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

6. NOTE PAYABLE:

     The Partnership's note payable consisted of a revolving credit and term loan agreement, collateralized by a first lien position on all present and future assets of the Partnership. The note's fair value is approximate to its book value. Interest rates vary based on certain financial covenants, and is currently 8.50%. The maturity of the note has been extended to June 30, 2001 at which time it is due in full.

     Under the terms of the revolving credit and term loan agreement, the Partnership has agreed to restrictive covenants which require the maintenance of certain ratios, including an Annual Operating Cash Flow to Interest Expense Ratio greater than 2.25 to 1, and a Senior Debt to Annualized Operating Cash Flow Ratio of no more than 5.25 to 1, among others. The General Partner submits quarterly debt compliance reports to the Partnership's creditor under this agreement. As of December 31, 2000, the Partnership was in compliance with the terms of the loan agreement.

7. INCOME TAXES:

     Income taxes payable have not been recorded in the accompanying financial statements because they are obligations of the partners. The federal and state income tax returns of the Partnership are prepared and filed by the General Partner.

     The tax returns, the qualification of the Partnership as such for tax purposes, and the amount of distributable partnership income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's qualification or in changes with respect to the income or loss, the tax liability of the partners would likely be changed accordingly.

     There was no taxable income to the limited partners in any of the three years in the periods ended December 31, 2000. Generally, subject to the allocation procedures discussed in the following paragraph, taxable income to the limited partners is different from that reported in the statements of operations principally due to differences in depreciation and amortization expense allowed for tax purposes and the amount recognizable under generally accepted accounting principles. Traditionally, there are no other significant differences between taxable income and net income reported in the statements of operations.

     The Partnership agreement provides that tax losses may not be allocated to the Limited Partners if such loss allocation would create a deficit in the Limited Partners' Capital Account. Such excess losses are reallocated to the General Partner ("Reallocated Limited Partner Losses"). In general, in subsequent years, 100% of the Partnership's net income is allocated to the General Partner until the General Partner has been allocated net income in amounts equal to the Reallocated Limited Partner Losses.

     In general, under current federal income tax laws, a partner's allocated share of tax losses from a partnership is allowed as a deduction on their individual income tax return only to the extent of the partner's adjusted basis in their partnership interest at the end of the tax year. Any excess losses over adjusted basis may be carried forward to future tax years and are allowed as a deduction to the extent the partner has an increase in his adjusted basis in the Partnership through either an allocation of partnership income or additional capital contributions to the Partnership.

     In addition, the current tax law does not allow a taxpayer to use losses from a business activity in which they do not materially participate (a "passive activity," e.g., a limited partner in a limited partnership) to offset other income such as salary, active business income, dividends, interest, royalties and capital gains. However, such losses can be used to offset income from other passive activities. In addition, disallowed losses can be carried forward indefinitely to offset future income from passive activities. Disallowed losses can be used in full when the taxpayer recognizes gain or loss upon the disposition of their entire interest in the passive activity.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

8. COMMITMENTS AND CONTINGENCIES:

Lease Arrangements

     The Partnership leases certain tower sites, office facilities and pole attachments under leases accounted for as operating leases. Rental expense included in operations amounted to $231,248, $214,581 and $209,627 in 2000, 1999 and 1998, respectively. Minimum lease payments through the end of the lease terms are as follows:

2001.......................................................  $12,431
2002.......................................................    3,133
2003.......................................................    1,083
2004.......................................................      283
2005.......................................................      283
Thereafter.................................................    1,671
                                                             -------
                                                             $18,884
                                                             =======

Effects of Regulation

     On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) was enacted. This act dramatically changed federal telecommunications laws and the future competitiveness of the industry. Many of the changes called for by the 1996 Act will not take effect until the Federal Communications Commission (FCC) issues new regulations which, in some cases, may not be completed for a few years. Because of this, the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time. A summary of the provisions affecting the cable television industry, more specifically those affecting the Partnership's operations, follows.

     Cable Programming Service Tier Regulation. FCC regulation of rates for cable programming service tiers has been eliminated for small cable systems owned by small companies. Small cable systems are those having 50,000 or fewer subscribers which are owned by companies with fewer than 1% of national cable subscribers (approximately 600,000) and having no more than $250 million in annual revenue. The Partnership qualifies as a small cable company and all of the Partnership's cable systems qualify as small cable systems. Basic tier rates remain subject to regulations by the local franchising authority under most circumstances until effective competition exists. The 1996 Act expands the definition of effective competition to include the offering of video programming services directly to subscribers in a franchised area served by a local telephone exchange carrier, its affiliates or any multichannel video programming distributor which uses the facilities of the local exchange carrier. The FCC has not yet determined the penetration criteria that will trigger the presence of effective competition under these circumstances.

     Telephone Companies. The 1996 Act allows telephone companies to offer video programming services directly to customers in their service areas immediately upon enactment. They may provide video programming as a cable operator fully subject to any provision of the 1996 Act, or a radio-based multichannel programming distributor not subject to any provisions of the 1996 Act, or through nonfranchised "open video systems" offering nondiscriminatory capacity to unaffiliated programmers, subject to select provisions of the 1996 Act. Although management's opinion is that the probability of competition from telephone companies in rural areas is unlikely in the near future, there are no assurances that such competition will not materialize.

     The 1996 Act encompasses many other aspects of providing cable television service including prices for equipment, discounting rates to multiple dwelling units, lifting of anti-trafficking restrictions, cable-telephone cross ownership provisions, pole attachment rate formulas, rate uniformity, program access, scrambling and censoring of Public, Educational and Governmental and leased access channels.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

Self-Insurance

     The Partnership began self-insuring for aerial and underground plant in 1996. Beginning in 1997, the Partnership began making quarterly contributions into an insurance fund maintained by an affiliate which covers all Northland entities and defrays a portion of any loss should the Partnership be faced with a significant uninsured loss. To the extent the Partnership's losses exceed the fund's balance, the Partnership absorbs any such loss. If the Partnership were to sustain a material uninsured loss, such reserves could be insufficient to fully fund such a loss. The capital cost of replacing such equipment and physical plant, could have a material adverse effect on the Partnership, its financial condition, prospects and debt service ability.

     Amounts paid to the affiliate, which maintains the fund for the Partnership and its affiliates, are expensed as incurred and are included in the statements of operations. To the extent a loss has been incurred related to risks that are self-insured, the Partnership records an expense and an associated liability for the amount of the loss, net of any amounts to be drawn from the fund. For 2000, 1999 and 1998, respectively, the Partnership was charged $19,456, $20,197 and $20,878 by the fund. As of December 31, 2000, the fund had a balance of $509,135.

9. ACQUISITION OF SYSTEMS AND DISPOSITION OF ASSETS:

     On January 2, 1998, the Partnership purchased cable television systems located in and around the communities of Allendale, Bamberg, Barnwell and Bennettsville, all in the state of South Carolina. The purchase price of these systems was $20,500,000. The systems are operated from four headends and serve 11,200 subscribers.

     The Partnership borrowed an additional $20,473,427 under an amended and restated revolving credit and term loan agreement with its lender to finance the acquisition of the South Carolina cable systems.

     On April 30, 1999, the Partnership sold cable television systems serving approximately 1,400 subscribers in and around the communities of Sandersville, Heidelberg and Laurel, Mississippi. The system was sold at a sales price of $1,900,000 of which the Partnership received $1,710,000. The remaining balance of $190,000 was held in escrow for one year from the date of sale. The Partnership used net proceeds of $1,540,000 to pay down the existing bank debt.

     Pro Forma operating results of the Partnership for 1999 and 1998, assuming the disposition described above had been completed as of the beginning of 1998, follows:

                                                        FOR THE YEAR ENDED
                                                           DECEMBER 31,
                                                    --------------------------
                                                       1999           1998
                                                    -----------    -----------
                                                    (UNAUDITED)    (UNAUDITED)
Revenue...........................................  $14,183,800    $14,183,431
                                                    ===========    ===========
Net loss..........................................  $(1,482,272)   $(1,271,034)
                                                    ===========    ===========
Net loss per limited partnership unit.............  $       (50)   $       (43)
                                                    ===========    ===========

10. SUBSEQUENT EVENT:

     The Partnership has filed a Preliminary Proxy Statement (Proxy) with the Securities and Exchange Commission (SEC) which solicits votes for two separate proposals. Upon clearance from the SEC, the Proxy will be delivered to the limited partners for their vote. A vote of more than 50% of the outstanding limited partnership units is required to approve each proposal. The first proposal is to extend the term of the Partnership for six years until December 31, 2007. The second proposal will provide authority to sell all of its

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000

existing assets, excluding the Bennettsville system, which is being sold to a third-party in a separate transaction, to the Managing General Partner, or its affiliates, for an aggregate price of $62,250,000. The Partnership's current revolving credit and turn loan facility matures on June 30, 2001. Should the Partnership continue its operations beyond this date, an amendment to the existing loan agreement would be required to extend the loan maturity and revise certain financial covenants. In the event the sale is not approved, management believes it will be able to renegotiate the terms of the note payable, at a cost and on terms that would not adversely affect the Partnership's ability to continue operating as a going concern, as long as the limited partners have approved the extension of the partnership term. It is management's opinion that the likelihood that both of these proposals would not be approved by a majority of the limited partners is remote.

     Once the sale proposal is approved, the financial statement disclosure thereafter will be on the liquidation basis.

     Per a letter dated March 14, 2001 the third party disclosed above revoked their bid to purchase all existing assets of the Bennettsville system. As the general partner submitted the second highest bid for the Bennettsville assets, the general partner, or its affiliates, will purchase those assets for an aggregate purchase price of $7,950,000.

                                                                       EXHIBIT A

                                   PROXY CARD

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of limited partners of NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP ("NCP-Six") and accompanying Proxy Statement, each dated July 31, 2001 ("Proxy Materials"). The undersigned appoints John S. Whetzell and Richard
I. Clark, or either of them, as proxies, each with full power to appoint his substitute. The undersigned represents that he or she holds of record as of June 30, 2001 the number of units of limited partnership interest in NCP-Six set forth below and authorizes the proxies to represent and to vote, as designated below, all of such interest at the special meeting of limited partners to be held on September 11, 2001 and at any postponements or adjournments thereof. THIS PROXY IS BEING SOLICITED BY THE MANAGING GENERAL PARTNER OF NCP-SIX.


     The undersigned directs the proxies to vote on the following proposals as follows:

                            PROPOSED AMENDMENT NO. 1

     To authorize the extension of the term of NCP-Six for an additional six years so that its current expiration date of December 31, 2001 is changed to a future expiration date of December 31, 2007 as described in the Proxy Materials.

               APPROVE  [ ]     DISAPPROVE  [ ]     ABSTAIN  [ ]

                            PROPOSED AMENDMENT NO. 2


     To authorize NCP-Six and its general partners to consummate the sale of NCP-Six's assets as described in the Proxy Materials and to take any and all steps necessary to complete such sales.


               APPROVE  [ ]     DISAPPROVE  [ ]     ABSTAIN  [ ]


     This proxy will be voted as directed by the undersigned. The above-referenced proposals are independent of one another. Therefore, a vote for or against one of the two proposals does not dictate how a limited partner must vote for the other proposal. Notwithstanding, limited partners may not vote for or against individual elements of either proposal, but must vote either for or against each proposed amendment in its entirety. IF THIS PROXY IS EXECUTED AND RETURNED AND NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED TO APPROVE BOTH OF THE ABOVE-REFERENCED PROPOSALS. SIMILARLY, IF THIS PROXY IS EXECUTED AND RETURNED AND DIRECTION IS INDICATED AS TO ONLY ONE OF THE TWO PROPOSALS, THIS PROXY WILL BE VOTED TO APPROVE THE PROPOSAL FOR WHICH NO DIRECTION IS INDICATED.


     When limited partner interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign in full corporate name by its president or other authorized officer, and a partnership should sign in full partnership name by its authorized representative.


     Dated: July 31, 2001


     Number of Limited Partnership $500 Units Held: ____________

                                         X

                                          --------------------------------------
                                                       (SIGNATURE)

                                         X

                                          --------------------------------------
                                               (SIGNATURE, IF HELD JOINTLY)

                PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

     THIS AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") is made and entered into by and between NORTHLAND COMMUNICATIONS CORPORATION ("Northland"), a Washington corporation, FN EQUITIES JOINT VENTURE ("FNEJV"), a California joint venture (Northland and FNEJV collectively referred to herein as the "General Partners"), RICHARD I. CLARK (the "Original Limited Partner"), and remaining parties who now or hereafter from time to time are accepted by the Managing General Partner as Limited Partners (the "Limited Partners") of NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP (the "Partnership"). Northland shall be the managing general partner ("Managing General Partner") and FNEJV shall be the administrative general partner ("Administrative General Partner") of the Partnership. This Agreement amends and restates the Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership filed with the office of the Secretary of State of the State of Washington on January 22, 1986, as amended as of the date hereof.

     The Partnership is formed pursuant to the Washington Uniform Limited Partnership Act.

     1. Formation of Limited Partnership. The parties do hereby agree to operate as a limited partnership pursuant to the Washington Uniform Limited Partnership Act on the terms and conditions set forth in this Agreement. The General Partners will cause this Agreement to be duly recorded forthwith in the office of the Secretary of the State of Washington, in accordance with the provisions of the Washington Uniform Limited Partnership Act, and will qualify the Partnership as a limited partnership in other jurisdictions, as required, where the Partnership shall do business. The General Partners shall not be required to deliver or -- mail a copy of the "filed" Agreement to the Limited Partners.

     2. Name. The name under which the Partnership business shall be con-ducted is NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP. The General Partners will cause, wherever necessary or appropriate, the execution of a fictitious business name statement and cause such statement to be published and filed where appropriate.

     3. Office and Principal Place of Business. The office and principal place of business for the Partnership shall be 3500 One Union Square Building, Seattle, Washington 98101, or at such other place or places as the Managing General Partner may from time to time determine. The Managing General Partner may establish and maintain such other offices and places of business of the Partnership, either in the state of Washington or elsewhere, as the Managing General Partner may from time to time determine.

     4. Agent for Service. The agent of the Partnership for service of process in the state of Washington shall be Northland Communications Corporation, a Washington corporation having its principal place of business at 3500 One Union Square Building, Seattle, Washington 98101. The agent of the Partnership for service of process in any other state requiring an agent shall be as designated by the Managing General Partner.

     5. Purpose and Nature of Business. The purpose and primary business of the Partnership is (a) to acquire, develop and operate cable television systems in the United States, (b) to provide any or all services and products related to that business, (c) to own, lease or otherwise acquire, encumber and dispose of any or all assets and services related to such business, and (d) to do any other act necessary or convenient in connection therewith.

     6. Definitions. The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article 6.

     "Administrative General Partner" means FN Equities Joint Venture, or its successors as designated in accordance with the terms of this Agreement.

     "Affiliate" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such other person; (b) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling such other person; (d) any officer, director or partner of such other person; and (e) if such other person is an officer, director or partner, any company for which such person acts in any such capacity.

     "Agreement" means this Amended and Restated Certificate and Agreement of Limited Partnership, as amended, modified or supplemented from time to time.

     "Capital Account" means the account established and maintained on the books of the Partnership for each Partner pursuant to Article 10.

     "Capital Contribution" means all cash actually contributed (but not loans) to the Partnership by a Partner.

     "Cash Available for Distribution" means cash funds of the Partnership in excess of amounts reasonably required for the repayment of Partnership borrowings, interest thereon, other liabilities, Partnership working capital and reserves which the Managing General Partner deems to be reasonably required or appropriate for the proper operation of the business of the Partnership.

     "Cash Distributions" shall include cash and property, at its net fair market value, distributed to the Partners.

     "Cash Flow" means Gross Revenues for a given period less all operating and other expenses actually incurred and related to the Gross Revenues for such period.

     "Code" means Internal Revenue Code of 1954, as amended.

     "General Partners" means Northland Communications Corporation, a Washington corporation; FN Equities Joint Venture, a California joint venture; and any other person or entity which is subsequently admitted to the Partnership as a General Partner in accordance with the terms of this Agreement.

     "Gross Revenues" means all revenues and receipts actually received from the service of providing secondary transmissions of primary broadcast transmitters and from related activities including, but not limited to the full amount of monthly (or other periodic) service fees for any and all basic and pay services or tiers of basic and pay services, additional set fees, converter fees, installation (including connection, relocation, disconnection or reconnection) fees, separate charges for security, alarm or facsimile services, charges for late payments, charges for program origination services and advertising revenues.

     "Limited Partner" means any person or entity accepted by the General Partners as a limited partner of the Partnership pursuant to the terms of this Agreement and who is named on Schedule A hereto.

     "Majority Vote of the Limited Partners" means a vote by Limited Partners who collectively hold of record more than 50% of the Units.

     "Managing General Partner" means Northland Communications Corporation, or its successor as duly designated in accordance with the terms of this Agreement.

     "Net Income and Net Losses" means the amount of the aggregate Partnership taxable income or loss (including items requiring separate computation under Section 702 of the Code) as determined for federal income tax purposes.

     "Noncash Additions" means the sum of all increases to a Partner's Capital Account other than increases for the contribution of money or property to the Partnership.

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     "Noncash Reductions" means the sum of all reductions to a Partner's Capital
Account other than reductions for the distribution of cash or property to such Partner.

     "Offering and Organization Costs" means the costs of offering and marketing the Units and organizing the Partnership (not including sales commissions or due diligence fees), including printing costs and legal, accounting and other professional fees incurred in connection with any offering documents and this Agreement, and related filing and recordation costs, and the registration, or application for exemption therefrom, of the Units under applicable federal and state securities laws.

     "Partners" means, collectively, the Limited Partners, as constituted from time to time, and the General Partners.

     "Partnership" means Northland Cable Properties Six Limited Partnership, a Washington limited partnership.

     "Substitute Limited Partner" means a transferee of a limited partnership interest who has been admitted to the Partnership in accordance with the terms of this Agreement.

     "Systems" means, collectively, the cable television systems which will be owned, directly or indirectly, by the Partnership.

     "Units" means participation interests in the Partnership owned by Limited Partners. Each Unit represents a $500 Capital Contribution.

     7. Term of the Partnership. The Partnership commenced as of the date of filing and recording the original certificate of limited partnership of the Partnership and shall continue until the date of the first of the following events:

          (a) December 31, 2001; or

          (b) Dissolution as provided in Article 16 of this Agreement.

     8. Capital Contributions.

     (a) Contributions by General Partners. The Managing General Partner shall contribute $1,000 as the collective Capital Contribution of the General Partners to the Partnership. The General Partners shall have no further obligation to make any Capital Contributions to the Partnership, except as may be required by paragraph (e) of Article 16.

     (b) Contribution by Original Limited Partner. The Original Limited Partner shall contribute $100 to the Partnership as his Capital Contribution. Upon admission of additional Limited Partners, the Original Limited Partner shall withdraw from the Partnership and his Capital Contribution shall then be refunded to him; provided, however, that he may again become a Limited Partner in accordance with the provisions of paragraph (d) below. Notwithstanding the provisions of Articles 15 and 16 and other provisions of this Agreement to the contrary, the interest of the Original Limited Partner, as such, in income, gain, loss, deduction, credit distributions or capital shall not exceed one percent of the total of any of such amount and the balance shall be allocated or distributed to, or owned by, the General Partners.

     (c) Offering and Organization Costs. The Managing General Partner, or any agent thereof, is hereby authorized to take any and all actions as may in its judgment be necessary or advisable in order to raise the capital authorized in this Article, including, without limitation, the filing of such documents or instruments as are necessary or advisable to claim exemption from the registration requirements of federal or state securities laws, the registration and/or qualification of the Units under federal and state securities laws, the qualification of the Partnership as a foreign limited partnership in any jurisdiction wherein the Partnership does business, the engagement of legal counsel, accountants, or any other experts necessary for the preparation of any documents required in connection with the Units, or the engagement of one or more broker-dealers to assist with the offering of the Units. The Partnership will pay all Offering and Organization Costs up to a maximum of 3.5% of the aggregate Capital Contributions from Limited

                                       B-3
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Partners. All Offering and Organization Costs in excess of 3.5% of aggregate
Capital Contributions from Limited Partners shall be borne by the General Partners.

     The Partnership shall also pay Financial Network Investment Corporation, an Affiliate of the Administrative General Partner, a selling commission and due diligence fee equal in the aggregate to 10.5% of aggregate Capital Contributions from Limited Partners, provided, however, that no such commission or fee shall be payable with respect to Units purchased by the Managing General Partner or its Affiliates, officers, directors, employees or agents.

     (d) Limited Partners. The Partnership shall offer 30,000 Units, at $500 per Unit, to be subscribed for by the Limited Partners to be admitted subsequent to the original formation of the Partnership. The minimum purchase is eight Units ($4,000). The Managing General Partner reserves the right, however, in its sole discretion, to accept subscriptions for less than eight Units but not less than four Units ($2,000) from Individual Retirement Accounts (IRAs) or HR-10 (Keogh) plans. The Managing General Partner does not intend to accept subscriptions for more than twenty percent (20%) of the Units from IRAs, Keogh plans or other "tax-exempt entities", as defined in Section 168(j)(4) of the Code, or from any pass-thru entities (as defined in Code Section 267(e)(2) in which a tax-exempt entity has an interest. The General Partners may purchase Units of limited partnership interest on the same basis as other investors and hold such Units as a Limited Partner. Such Limited Partners as subscribe for Units shall be admitted to the Partnership in accordance with paragraph (f) below upon the conditions contained herein. No Limited Partners shall be admitted pursuant to this paragraph (d) unless subscriptions for at least 2,000 Units have been received and accepted by the Managing General Partner by July 31, 1987.

     Limited Partners shall make their Capital Contributions to the Partnership in cash at the time of subscription.

     (e) Withdrawal of Capital Contributions. No Partner shall have the right to withdraw or reduce the amount of his or her Capital Contribution, except to the extent that any such withdrawal or reduction may be required or expressly permitted by this Agreement. In addition, no part of any Capital Contribution shall be withdrawn until all obligations and liabilities of the Partnership (except such as may be due to the General Partners and to the Limited Partners on account of their Capital Contributions) have been paid or unless, in the opinion of the Managing General Partner, sufficient assets for the payment of such obligations and liabilities have been set aside and designated for that purpose.

     (f) Acceptance of Subscriptions. Acceptance of each subscription for Units shall be discretionary with the Managing General Partner, and the Managing General Partner may reject any subscription for any reason it deems appropriate. Upon acceptance of a Limited Partner's subscription and the release from the escrow account of his or her subscription funds to the Partnership or the direct deposit of such subscription funds in the Partnership's general business account, the Managing General Partner shall file an amendment to this Agreement in accordance with the Washington Uniform Limited Partnership Act together with a list of the names, addresses and interests of the newly-admitted Limited Partners pursuant to paragraph (d) of Article 19.

     (g) Additional Capital. The General Partners are authorized to raise at any time additional capital for the Partnership, in addition to that authorized by paragraph (d) above, by selling additional limited partnership interests upon terms and conditions and for such prices as the Managing General Partner may determine; provided, however, that the General Partners must first offer such interests to the then current Limited Partners in proportion to their then current ownership upon such terms and conditions and for such price as the Managing General Partner proposes to sell such interests to third parties. Any person who is not a then current Limited Partner and who acquires an interest in the Partnership which has been offered in accordance with the provisions of this paragraph (g) shall be admitted to the Partnership as a new Limited Partner upon acceptance by the Managing General Partner, and no further consent to such admission by the then current Partners or any execution of documents by them shall be required.

     (h) Initial Investment. Pending initial investment of its funds, or to provide a source from which to meet contingencies, the Partnership may temporarily invest its funds in short-term, highly liquid

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

investments that provide appropriate safety of principal, such as bank certificates of deposit, money market funds, short-term debt obligations and interest-bearing accounts.

     (i) Priority and Return of Capital. Except as expressly provided by the provisions of this Agreement, no Partner shall have priority over any other Partner, either as to the return of Capital Contributions or as to net income, net losses or Cash Distributions. No Partner shall be entitled to the return of any amount contributed by such Partner to the capital of the Partnership out of any assets other than the assets of the Partnership and then only in accordance with the provisions of this Agreement.

     9. Advances by General Partners. A General Partner, or any Affiliate thereof, may in its discretion advance monies to the Partnership for use in acquiring the Systems or other assets or funding Partnership operations when the Partnership is in need of such monies. The aggregate amount of such advances shall become an obligation of the Partnership to such General Partner or Affiliate, and shall be paid with interest; provided, that the interest rate or other finance charges and fees with respect to any such loan shall be payable at a per annum rate not greater than the average interest rate charged, from time to time, to such General Partner or Affiliate by the financial institution which principally finances the activities and affairs of such entity or, if the source of the loan funds is an unaffiliated third-party lender that has loaned such funds to such General Partner or Affiliate, the per annum rate charged, from time to time, with respect to such funds by such unaffiliated lender to such General Partner or Affiliate; and provided, further, that no repayment charge or penalty shall be imposed with respect to any such loan, except to the extent that such prepayment charge or penalty is attributable to an underlying encumbrance.

     10. Capital Accounts.

     (a) Establishment of Capital Accounts. The Partnership shall establish and maintain a Capital Account for each Partner in accordance with Treasury Regulations promulgated under Code Section 704(b).

     (b) Adjustments to Capital Accounts. The Capital Account of each Partner shall be increased to reflect (i) such Partner's cash contributions, (ii) the fair market value of property contributed by such Partner (net of liabilities securing such contributed property that the Partnership is considered to assume or take subject to under Code Section 752), (iii) the Partner's share of the Net Income (including all gain as calculated pursuant to Section 1001 of the Code) of the Partnership, (iv) such Partner's share of income and gain exempt from tax, and (v) such Partner's share of any basis increase pursuant to Code Section 48(q)(2). The Capital Account of each Partner shall be reduced to reflect (i) the amount of money distributed to such Partner, (ii) the fair market value of property distributed to such Partner (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under Section 752), (iii) such Partner's share of noncapitalized expenditures not deductible by the Partnership in computing its taxable income as determined under Code Section 705(a)(2)(B), (iv) such Partner's share of the amount of any basis adjustment pursuant to Code Sections 48(q)(1) and 48(q)(3), (v) such Partner's share of Net Losses, and (vi) such Partner's share of amounts paid or incurred to organize the Partnership or to promote the sale of Partnership Units to the extent that an election under Code Section 709(b) has not properly been made for such amounts. The Managing General Partner shall determine the fair market value of all Partnership property which is distributed in kind, and the Capital Accounts of the Partners shall be adjusted on the basis of such fair market value determination by the Managing General Partner as though the property had been sold for its fair market value and the proceeds (net of liabilities) had been distributed to the Partner receiving the property in kind. In the event of a contribution or distribution of property with a fair market value which is not equal to its adjusted basis (as determined for federal income tax purposes), the Partnership shall maintain both "tax" and "book" capital accounts in accordance with the rules prescribed in Treasury Regulations promulgated under Code Section 704.

     11. Management of Partnership Activities and Indemnification. The General Partners shall conduct, direct and exercise full control over all the activities of the Partnership. The Limited Partners shall have no power over the conduct of the affairs of the Partnership except as specifically set forth herein. Notwithstanding anything in this Agreement to the contrary, in the event of a dispute between the

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Managing General Partner and the Administrative General Partner, the Managing
General Partner shall control.

     (a) General Powers of the General Partners. Subject to the provisions of paragraphs (b) and (c) of Article 12, and in addition to the powers granted to general partners of a limited partnership under the laws of the State of Washington, or which are granted to the General Partners under other provisions of this Agreement, and within the limitations of the purposes for which the Partnership has been formed, the General Partners shall have full power to do all things deemed necessary, appropriate or desirable by them to conduct the business of the Partnership, including, but not limited to:

          (i) The making of expenditures and the incurring of any obligations they deem necessary or desirable to implement the purposes of the Partnership; the employment of such personnel as they deem desirable for the conduct of such activities, including permanent, temporary, or part-time employees, themselves, and outside consultants or contractors, and the determination of their compensation and other terms of employment; provided, however, that any contract for services with the General Partners or their Affiliates may be cancelled upon a Majority Vote of the Limited Partners.

          (ii) Subject only to any express limitations contained in this Agreement, the acquisition and the disposition, exchange, mortgage, or other hypothecation of any or all of Assets of the Partnership, including the Systems, the borrowing of monies, and the use of the revenues or borrowing proceeds of the Partnership for any purpose and on any terms the General Partners see fit, including, without limitation, the financing of the activities of the Partnership (with or without the pledge of the Partnership's revenues or other assets), the repayment of borrowings, the lease or purchase of properties and equipment, and the conduct of additional activities by the Partnership, provided that assets and revenues attributable to the interests of the Limited Partners shall not be pledged or used for the benefit of the General Partners or their Affiliates, and provided that (except upon dissolution of the Partnership) a Majority Vote of the Limited Partners shall be required for the sale or hypothecation of all, or substantially all, of the Partnership's assets in connection with any transaction not in the normal and ordinary course of Partnership business, and provided further that no lender shall be required to look to the application of proceeds hereunder and shall be entitled to rely on the representations of the General Partners as to their authority to enter into financing arrangements and shall be entitled to deal with the General Partners as if they were the sole party in interest therein, both legally and beneficially.

     Notwithstanding any other provisions herein limiting the General Partners' power to borrow on behalf of the Partnership or hypothecate all or substantially all of the Partnership's assets in connection with such borrowing, the General Partners may, on behalf of the Partnership, borrow and secure said borrowings with Partnership assets for the express purpose of providing funds to the Partnership for Cash Distributions to the Partners in accordance with Article 15.

     No creditor who makes a non-recourse loan to the Partnership shall have or acquire at any time as a result of making such loan any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor.

     The amount of Partnership cash flow used in any calendar year to acquire Systems will in no event exceed 50% of the Net Income before depreciation allocated to Limited Partners for that year.

          (iii) The negotiation and execution on any terms deemed desirable by them of all necessary agreements, or other instruments required or deemed beneficial to implement the powers granted under this Agreement.

          (iv) The formation of any further limited or general partnerships, joint ventures, or other relationships which they deem desirable, provided that the Partnership shall not invest in any other partnership or joint venture or engage in any other relationship except for the purpose of operating the Systems and unless it has a controlling interest in such venture or partnership; and provided that neither the General Partner nor any Affiliate shall receive any fees or compensation from such venture

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     or partnership; and provided that all Systems owned by the Partnership shall be owned directly, and not indirectly through an ownership interest in any limited or general partnership, joint venture or other entity.

          (v) The execution of operating, management or agency agreements with any parties selected by them to supervise or assist in the operation of any activities undertaken by the Partnership and the making of agreements for the conduct of operations, or the furnishing of facilities, services and personnel.

          (vi) The lease or sale of any assets of the Partnership for any Partnership purpose, including but not limited to franchises or similar operating authorizations of any portion of the Systems, except to the General Partners or their Affiliates and subject to the limitations in subparagraph (ii) above; provided, however, that notwithstanding anything else herein, upon a Majority Vote of the Limited Partners approving the terms of the transaction, all or any portion of the Partnership's assets may be sold to the Managing General Partner or its Affiliates; and provided, further, no Majority Vote of the Limited Partners shall be required for the sale to the Managing General Partner or its Affiliates of a System previously acquired by the Partnership if (a) the Managing General Partner or its Affiliates had advanced funds to the Partnership in order to enable the Partnership to acquire the System and an amount equal to at least 50% of the funds so advanced remains an outstanding obligation of the Partnership to the Managing General Partner or its Affiliates at the time of the proposed acquisition of the System by the Managing General Partner or its Affiliates and (b) the purchase price to be paid to the Partnership by the Managing General Partner or its Affiliates is equal to or in excess of the purchase price originally paid by the Partnership for the System.

          (vii) The exercise on behalf of the Partnership, in such manner as they in their sole judgment deem appropriate, of all rights, elections, and obligations granted to or imposed upon the Partnership by agreements entered into by it, including but not limited to elections permitted the Partnership by any taxing authority.

          (viii) The establishment and maintenance of bank accounts on behalf of the Partnership, provided that the General Partners will employ all funds and assets of the Partnership for the Partnership's sole benefit and use and will not commingle the Partnership's funds with the funds of any other person.

          (ix) The control of any matters affecting the rights and obligations of the Partnership or its Partners, including the employment of attorneys and others, the incurring of legal expenses and the prosecution, defense, compromise, arbitration or settlement of claims and litigation.

     Any transaction which the General Partners are authorized hereby to enter into on behalf of the Partnership, including but not limited to the acquisition, disposition, exchange, mortgage or other hypothecation of Partnership assets and revenues, the borrowing of monies, the formation of general or limited partnerships, joint ventures, or other relationships, and the making of operating, agency, management or other agreements for the conduct of operations or the furnishing of goods, facilities, services or personnel, may be entered into by the Partnership with the General Partners or their Affiliates provided that (a) the fees and prices charged are in accordance with paragraph (d) of
Article 12 herein, if applicable, and competitive with the fees, prices and compensation of any other person who is rendering comparable services or selling or leasing comparable goods which could reasonably be made available to the Partnership, and (b) any such agreement may be terminated upon a Majority Vote of the Limited Partners without penalty upon 60 days' notice. Further, the General Partners will not engage in any practices such as rebates, give-ups or reciprocal arrangements in connection with providing such services or goods. The General Partners also may subcontract and delegate all or any part of their duties hereunder to any agency chosen by them, including an Affiliate, but such delegation by them shall not relieve them of their responsibilities hereunder. In no event will a General Partner or its Affiliates engage in any real estate transactions with the Partnership where such General Partner or Affiliate is a principal without an affirmative Majority Vote of the Limited Partners, unless the General Partner or Affiliate is selling such real estate to the Partnership at cost and on identical terms.

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     (b) Other Activities of the General Partners. The General Partners shall devote such part of their time as they, in their sole discretion, deem necessary to carry out the operations contemplated under this Agreement and shall make available at reasonable times their respective offices, organizations and facilities to carry out the purposes of the Partnership. Each of the parties hereto may engage in whatever other activities it chooses. It is specifically recognized that the General Partners and their Affiliates will each engage in the cable television business both for their own account and for others, and nothing contained herein shall be deemed to prevent such parties from engaging in such activities individually, jointly with others, or as a partner of any other partnership, joint venture, or other entity to which they are or may become a party, in any locale, fields or areas of operation, including those in which the Partnership may likewise be active, or from dealing with the Partnership as independent parties or through any other entity in which they may be interested, including the sale or lease of goods and equipment to, and the performance of accounting, technical and management services for, the Partnership at a profit, nor as requiring them to permit the Partnership or any Partner thereof to participate in any such operations in which they may be interested, except as indicated herein. Neither the General Partners nor their Affiliates shall be obligated to present any particular investment opportunity to the Partnership or the Partners even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and each of the General Partners shall have the right to take such investment for his or its own account (individually or on behalf of others) or to recommend to others any particular investment opportunity. A Limited Partner, because of his or her interest in the Partnership, shall not acquire any rights or interest in any other partnership managed, operated or otherwise affiliated with the General Partners or their Affiliates. Nothing in this paragraph (b) shall be deemed to diminish the General Partners' fiduciary obligations nor waive any rights that the Partnership or the Limited Partners may have against the General Partners.

     (c) Indemnification. Neither the General Partners nor any director, officer, partner, employee, agent or Affiliate thereof shall be liable, responsible or accountable in damages or otherwise to the Partnership or any of the Partners for, and the Partnership and any receivers and/or trustees thereof shall hold harmless, indemnify and defend the General Partners and such other persons from and against, any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees) suffered by the General Partners or such other persons by virtue of any act performed or omitted to be performed in connection with the Partnership's activities, provided that if such claim, liability or expense arises out of any action or inaction by a General Partner or such other persons, the Managing General Partner must have determined, in good faith, that such course of conduct was carried out in a manner reasonably believed to be in the best interest of the Partnership, and that such course of conduct did not constitute fraud, negligence or breach of fiduciary duty by the General Partners. All judgments against the Partnership, the General Partners, or such other persons, wherein the General Partners or such other persons are entitled to indemnification, must first be satisfied from Partnership assets before the General Partners or such other persons are responsible for obligations.

     Notwithstanding anything herein to the contrary, the General Partners and their Affiliates, shareholders, directors, officers or other employees shall not be indemnified for liability imposed or expenses incurred in connection with any claim arising out of a violation of the Securities Act of 1933, as amended, with respect to the offer and sale of the Units, unless: (1) the General Partners are successful in defending such action; or (2) a final adjudication that such indemnification is contrary to public policy as expressed in said Act has not been made by a court of appropriate jurisdiction.

     Subject to the above, expenses incurred by a General Partner or any Affiliate, shareholder, partner, director, officer, agent or other employee, in defending any claim with respect to which such General Partner or such other person may be entitled to indemnification by the Partnership hereunder, may be advanced by the Partnership prior to the final disposition of such claim, upon receipt of an undertaking by or on behalf of such General Partner or other person to repay the advanced amount of such expenses unless it is determined ultimately that such General Partner or other person is entitled to indemnification by the Partnership under this paragraph (c).

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     Any indemnification hereunder shall be made only to the extent of the
Partnership's assets, and no Partner shall be personally liable on such indemnification; provided, however, that nothing contained in this paragraph (c) shall be deemed to excuse any General Partner from liability to the other General Partner with respect to any claim described herein, where such General Partner would otherwise be so liable in the absence of the indemnification contained in this paragraph (c).

     (d) Failure to Take Action. Except in the event of any act for which they would not be entitled to indemnification under paragraph (c) above, the General Partners and their Affiliates, shareholders, directors, partners, officers, agents and other employees will not be liable to any of the Limited Partners for failure to take any action on behalf of the Partnership (including, but not limited to, any action which may prevent the foreclosure of all or any portion of the assets of the Partnership) due to the Partnership's lack of sufficient funds for the payment of its debts, provided the General Partners give the Limited Partners prior notice thereof, so that the Limited Partners may, but shall not be obligated to, contribute such funds if they then desire that such action be taken. Moreover, in the event that after such notice is given funds are not contributed to the Partnership by the Limited Partners, the General Partners shall have the power, but shall not be obligated, to (1) sell all or any portion of the assets of the Partnership in order to raise such funds, or
(2) cause the dissolution of the Partnership or the abandonment of all or any portion of its assets, or both.


     (e) Tax Matters Partner. For the purpose of Code Section 6223(a), Northland Communications Corporation, the Managing General Partner, is hereby designated as "Tax Matters Partner" ("TMP"). In the event that at any time the TMP determines that it cannot act as the TMP, it shall notify all Partners and unless another General Partner is designated by the General Partners as the TMP a meeting shall be called pursuant to the provisions of paragraph (g) of Article 20 herein for the purpose of the Limited Partners appointing a Partner as the new TMP. The TMP, if notified by the Internal Revenue Service of a "final partnership administrative adjustment" ("FPD"), shall inform the Limited Partners and provide them with a copy of such notice within fifteen (15) days of its receipt. Within ninety (90) days after the day on which such FPD notice is received by the TMP, the TMP shall notify the Limited Partners of the position that the TMP is taking in connection with such notice or that it is taking no position. The General Partners shall not be liable to the Partnership or the Limited Partners for any act performed or omitted to be performed by the TMP in connection with its position as TMP with respect to the federal income tax consequences of Partnership transactions, unless the TMP was grossly negligent or failed to act in good faith with respect to such tax matters.


     12. General Partners' Duties, Management Fees and Partnership Expenses.

     (a) Acquisition Fee. Northland shall receive an acquisition fee equal to 6.5% of the Capital Contributions from Limited Partners pursuant to the offering described in paragraph (d) of Article 8 herein as compensation for investigating the acquisition of the Systems and for initial management services rendered by the executive officers of the Managing General Partner to the Partnership. Such fee shall be paid when and as such Capital Contributions are released to the Partnership, and is in addition to the management fee payable pursuant to paragraph (b) below and reimbursable amounts payable pursuant to paragraph (d) below.

     (b) Managing General Partner's Duties and Management Fees. The Managing General Partner shall be responsible for the overall management of the Partnership, including:

          (i) Determination and implementation of Partnership policies;

          (ii) Review of Partnership budget, surveys, cash flow and working capital requirements;

          (iii) Review and approval of Partnership reports and financial statements, including those filed with regulatory agencies and including those prepared and distributed pursuant to paragraph (f) of Article 16 and paragraphs (b) through (g) of Article 18; and

          (iv) Supervision of professionals and others employed by the Partnership in connection with the above.

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     For the services of the executive officers of the Managing General Partner in connection with such supervision and management, the Managing General Partner shall also receive a management fee equal to 6% of the gross revenues of the Partnership, not including revenues from the sale or refinancing of the Systems or any portion thereof. Such fee shall be calculated and paid monthly. This fee is in addition to reimbursable amounts payable pursuant to paragraph (d) below.

     (c) Administrative General Partner's Duties and Management Fees. The Administrative General Partner shall have responsibility for overall administration of the Partnership in all respects and in all matters, and shall make administrative decisions. In return for the compensation described below, the Administrative General Partner shall actively engage in ongoing consultation with and shall provide assistance to the Managing General Partner regarding operations of the Partnership, including, but not limited to, acquisition of properties, financing, analysis of System demographics and System planning. In addition, the Administrative General Partner shall have responsibility to perform, or cause to be performed, the following services:

          (i) Establishment of books of account, record and payment procedures, including individual Capital Accounts of the Partners;

          (ii) Provision of bookkeeping and other related services for the Partnership;

          (iii) Disbursement of the original Capital Contributions of the Partners for the purposes set forth in this Agreement;

          (iv) Disbursement of all receipts and the making of all necessary payments and expenditures in accordance with the terms of this Agreement;

          (v) Making of all reports to the Limited Partners required by this Agreement or by law;

          (vi) Admission of an assignee of a Limited Partner's interest as a Substitute Limited Partner, without the consent of any Limited Partner; and

          (vii) To the extent that funds of the Partnership are, in the Managing General Partner's judgment, not required for the conduct of the Partnership's business, the temporary investment of the excess funds in the manner set forth in paragraph (h) of Article 8.

     For its services in connection with such administration, the Administrative General Partner shall receive an administrative fee equal to 1% of the Capital Contributions from Limited Partners pursuant to the offering of Units described in paragraph (d) of Article 8, payable when and as the Limited Partners' Capital Contributions are released to the Partnership. This fee is in addition to reimbursable amounts payable pursuant to paragraph (d) below.

     (d) Partnership Expenses; Reimbursement of Expenses Incurred on Behalf of the Partnership. The Partnership shall pay or reimburse the General Partners and their Affiliates for expenses of every kind incurred, including expenses involved in the acquisition of the Systems. Such expenses to be paid or reimbursed by the Partnership include, but are not limited to: (i) all costs of personnel employed by the Partnership, and all personnel employed by the Managing General Partner and its Affiliates who perform accounting, marketing and engineering services for the Partnership, for which personnel the Partnership will reimburse the Managing General Partner and its Affiliates for salaries and other employment costs of such personnel; (ii) all costs of borrowed money, taxes, insurance, and assessments against Partnership assets or applicable to the Partnership or its assets; (iii) legal, appraisal, audit, accounting, brokerage and other fees; (iv) printing, engraving and other expenses and taxes incurred in connection with the transfer, issuance, registration and recording of documents evidencing ownership of an interest in the Partnership or in connection with the business of the Partnership; (v) costs for goods and materials, whether purchased by the Partnership directly or by the General Partners or their Affiliates, on behalf of the Systems or the Partnership; (vi) expenses of revising, amending, converting, modifying or terminating the Partnership; (vii) expenses in connection with distributions made by the Partnership to, and communications and bookkeeping work necessary in maintaining relations with, Limited Partners, including the cost of printing and mailing to such persons reports of meetings of the Partnership, and of preparation of proxy statements

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and solicitations of proxies in connection therewith; (viii) expenses in connection with preparing and mailing reports required to be furnished to Limited Partners for investor, tax reporting or other purposes, or other reports which the Managing General Partner deems to be in the best interest of the Partnership; (ix) costs of any accounting, statistical or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership; (x) the cost of preparation and dissemination of the informational material and documentation relating to the Partnership; (xi) costs of any computer services or equipment or services of personnel used for or by the Partnership; (xii) expenses in connection with the disposition, replacement, alteration, repair, remodeling, refurbishment, leasing, refinancing, operation and expansion of the Systems and of maintenance of the Systems; (xiii) costs of any litigation in which the Partnership is involved, as well as costs of any examination, investigation, or other proceeding conducted by any regulatory agency in connection with the Partnership, including legal and accounting fees incurred in connection therewith; and (xiv) expenses of professionals employed by the Partnership in connection with any of the foregoing, including attorneys, accountants, computer specialists, engineers, brokers and appraisers. With respect to Offering and Organization Costs, such reimbursement shall not exceed 3.5% of the Capital Contributions from Limited Partners; to the extent Offering and Organization Costs exceed 3.5% of the aggregate Capital Contributions from Limited Partners, the Managing General Partner shall be responsible for the difference.

     In addition, the Partnership will reimburse the Managing General Partner and its Affiliates for all ordinary and necessary expenses incurred on the Partnership's behalf, including expenses listed above which are advanced by the Managing General Partner or its Affiliates, which shall not include charges for overhead (except for centralized billing [if applicable], bookkeeping, telephone and postage, copy and computer charges, which shall be reimbursed at the lower of competitive price or cost, including allocation for overhead). All charges for expenses and fees, whether charged by the Managing General Partner, its Affiliates or any other party, will be billed directly to the Partnership.

     13. Limited Partners.

     (a) Rights and Obligations of the Limited Partners. No Limited Partner shall be personally liable for any debts, liabilities or obligations of the Partnership beyond the amount of his or her Capital Contribution plus his or her share of undistributed income and the amount of any distribution (including the return of any Capital Contribution) made to him or her that must be returned to the Partnership pursuant to the Washington Uniform Limited Partnership Act or other applicable state law, nor shall he or she be obligated to restore the capital of the Partnership or repay to the Partnership any distribution made to such person as a Limited Partner except as may be required by law. No Limited Partner, as such, shall take part in the control of the Partnership's business or transact any business for the Partnership.

     (b) Names and Addresses of Limited Partners. The General Partners shall keep at the principal place of business of the Partnership a list containing the name, address and interest of each Limited Partner. Within thirty (30) days after the admission of any Limited Partner or the receipt by the Partnership of a written notice of change of address or transfer of interest (pursuant to Article 14) from any Limited Partner, the General Partners shall cause such list to be corrected to reflect such admission, transfer or change of address. Within fifteen (15) days after receiving a written request therefor from any Limited Partner or his or her representative, the Partnership shall send a copy of such list to such Limited Partner; provided, however, that the Partnership may charge for such copy its cost of reproducing the same. Any Limited Partner or his or her representative shall have the right to inspect and copy (at his or her own cost) at the Partnership's principal place of business the names, addresses and interests of the Limited Partners.

     (c) General Partner as Limited Partner. A General Partner, or any Affiliate of a General Partner, may at any time invest in or acquire Limited Partner interest in the Partnership and thereby acquire the same rights and obligations as other Limited Partners.

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     14. Transfer of Limited Partner Units.

     (a) Assignment of Limited Partner Units. Following payment in full of cash for his or her Units, a Limited Partner shall have the right to assign any or all of the Units held by such Limited Partner, and the Partnership shall recognize any such assignment, subject to the following conditions:

          (i) In the event an assignor makes an assignment of less than all of his or her interest in the Partnership, then, after such assignment, neither the assignor nor the assignee shall hold less than one full Unit except for assignments by gift, inheritance, intra-family assignments and family dissolutions;

          (ii) Such assignment shall not violate any applicable federal or state securities law or regulation, including, without limitation, any restriction imposed thereby with respect to the financial suitability of, or minimum purchase requirements by, any transferee for consideration;

          (iii) Such assignment is made by written instrument of assignment, executed by the assignor, the terms of which do not contravene any of the terms of this Agreement;

          (iv) Notice of such assignment, including an executed copy of such instrument of assignment, the name, address and taxpayer identification number of the assignee and the number of Units assigned, has been delivered to the Partnership.

          (v) Such assignment does not jeopardize the status of the Partnership for federal income tax purposes nor cause a termination of the Partnership for federal income tax purposes as determined under Section 708 of the Code; and

          (vi) The assignee of such interest in the Partnership is not a tax-exempt entity, as such term is defined in Section 168(j)(4) of the Code, and is not a pass-thru entity, as defined in Section 267(e)(2) of the Code, in which a tax-exempt entity holds an interest, unless the original subscriber for such Unit was a tax-exempt entity, provided, however, that in no event will tax-exempt entities own in the aggregate more than 20% of the Partnership Units.

     An assignment of Units satisfying the conditions specified in this paragraph (a) shall, subject to the provisions of paragraph (d) below, entitle the assignee to receive all Cash Distributions and allocations of Net Income and Net Losses made with respect to the assigned Units after the "Acceptance Date," as defined in paragraph (c) below, but shall not entitle such assignee to any of the other rights and privileges of a Limited Partner hereunder unless such assignee becomes a Substitute Limited Partner in accordance with paragraph (h) below. In the event the Partnership or its counsel determines that an assignment does not satisfy the conditions specified in this paragraph (a), the General Partners shall promptly notify the assignor of such determination; provided, however, nothing contained in this paragraph (a) shall obligate the General Partners or their counsel to make any independent examination or investigation to determine whether such conditions have been satisfied.

     (b) Transfers of Limited Partner Units by Operation of Law. Upon any transfer of Units by operation of law (including, without limitation, transfers at death, whether testamentary or otherwise), either the transferee or transferor (or the transferor's personal representative) shall promptly give the Partnership written notice of such transfer, stating by what means it occurred. The Partnership shall recognize any such transfer of which it receives such notice, provided such transfer also satisfies the condition set forth in clause
(ii) of paragraph (a) above. A transferee of Units satisfying the conditions specified in this paragraph (b) shall, in accordance with paragraph (d) below, be entitled to receive all Cash Distributions and all allocations of Net Income and Net Losses made with respect to the transferred Units after the Acceptance Date for such transfer, but shall not be entitled to any of the other rights and privileges of a Limited Partner hereunder unless such transferee becomes a Substitute Limited Partner in accordance with paragraph (h) below.

     (c) Acceptance Date for Assignments and Other Transfers. The "Acceptance Date" for any assignment or other transfer of Units satisfying the conditions set forth in paragraph (a) or (b) above, and paragraph (d) below, of this Article shall mean the first day of the calendar month succeeding the month in which the Partnership receives written notice of such assignment or other transfer (in accordance with the provisions of paragraph (a) or (b) above). If an assignment does not comply with paragraph (a) above because such assignment would cause a termination of the Partnership for federal income tax purposes under Section 708 of the Code, then such assignment shall be deferred until the day after the last day of the next ensuing calendar month during which such acceptance would not risk such a termination for tax purposes. If, at any time, more than one such assignment or other transfer is so deferred, the deferred assignments and transfers shall subsequently be recognized (to the extent all of them cannot be recognized in the same calendar month) in the same order as the Partnership received written notice thereof. Whenever the Partnership determines that it will not recognize an assignment or other transfer of Units for the reasons set forth in this paragraph (c), the General Partners shall promptly give written notice thereof to all of the Limited Partners.

     (d) Rights and Obligations of Assignees or Transferees. Any assignee or transferee of a Limited Partner interest hereunder shall be bound by the provisions of this Agreement. Prior to recognizing any assignment of a Limited Partner's interest that has been transferred in accordance with this Article, the General Partners, at their sole discretion, may require the transferring Limited Partner to execute and acknowledge a written instrument of assignment in form and substance satisfactory to the General Partners, may require an opinion of counsel satisfactory to the General Partners that such transfer will not be in violation of the various securities laws or otherwise adversely affect the Partnership or the Limited Partners, and may require the assignee to execute an amendment to the Agreement and to assume all obligations of the assigning Limited Partner. Any assignee who is not an existing Partner at the time of an assignment in accordance with paragraph (a) or (b) of this Article shall be entitled to the allocations and distributions attributable to the interest assigned to it and to transfer and assign such interest in accordance with the terms of this Agreement; provided, however, such assignee shall not be entitled to the other rights of a Limited Partner unless and until it becomes a Substitute Limited Partner in accordance with paragraph (h) below. Notwithstanding the above, the Partnership and the General Partners shall incur no liability for allocations and distributions made in good faith to the transferring Limited Partner until the written instrument of assignment has been received by the Partnership and recorded on its books and the Acceptance Date of the assignment has passed. In the event of any transfer which shall result in multiple ownership of the transferring Limited Partner's aggregate interest, the General Partners may require one or more trustees or nominees to be designated to represent the entire interest for the purpose of receiving all notices which may be given and all payments which may be made under this Agreement and exercising all rights which such transferees have pursuant to this Agreement.

     (e) Assignees Not Limited Partners. No assignee of a Limited Partner's interest is entitled to become a Substitute Limited Partner, except as set forth in paragraph (h) below.

     (f) Continuation of Obligations After Transfer. No transfer of an interest by a Limited Partner, including a transfer of less than all its rights hereunder or the transfer of all its rights hereunder to more than one party, shall relieve such Limited Partner of his or her obligations hereunder arising prior to such transfer, or unless the transferee(s) become(s) a Substitute Limited Partner(s) pursuant to paragraph (h) below, arising subsequent to such transfer.

     (g) Termination of Rights Upon Transfer. At the time of a transfer of a Limited Partner's interest in accordance with this Article, all the rights possessed as a Limited Partner in connection with the transferred interest, which rights otherwise would be held either by the transferor or the transferee, shall terminate unless the transferee is admitted to the Partnership as a Substitute Limited Partner pursuant to the provisions of paragraph (h) below, except that such transferee shall be entitled to receive the economic rights described in paragraph (e) above.

     (h) Admission of Substitute Limited Partners. An assignee or transferee of Units recognized under this Article may become a Substitute Limited Partner in place of his or her assignor or transferor, to the extent of the Units assigned or transferred, only if:

          (i) The written and executed instrument of assignment delivered to the Partnership with respect to such assignment sets forth the intention of the assignor that the assignee become a Substitute Limited Partner in his or her place, to the extent of the Units assigned;

          (ii) The assignee or transferee of such Units executes, acknowledges and delivers to the Partnership a written agreement to become a party to and be bound by the provisions of this Agreement, in a form satisfactory to the General Partners, as well as such other instruments as the General Partners may deem necessary or appropriate with respect to the admission of such assignee or transferee as a Substitute Limited Partner;

          (iii) Such assignee or transferee tenders to the Partnership a transfer fee, in an amount determined by the General Partners in their sole discretion sufficient to cover all reasonable expenses incurred by the Partnership in connection with admission of a Substitute Limited Partner; and

          (iv) The Managing General Partner gives its written consent to the admission of such assignee or transferee as a Substitute Limited Partner, which consent may be given or arbitrarily withheld in the sole discretion of the Managing General Partner (except that, without limiting the foregoing, the Managing General Partner shall not consent to any such admission which, in its opinion, would jeopardize the status of the Partnership as a partnership for federal income tax purposes or would cause a termination of the Partnership within the meaning of Section 708(b) of the Code).

     It is expressly understood that the Managing General Partner's absolute discretion to consent or to refuse to consent to the admission of an assignee or transferee of Units as a Substitute Limited Partner is granted to the Managing General Partner for the benefit of the Limited Partners in order to negate the corporate characteristic of free transferability of interests and that exercise of such discretion is not subject to any standard, including, without limitation, any standard based on lack of arbitrariness, consistency, reasonableness, fairness or the best interests of any assignor/transferor or assignee/transferee of Units. No consent of any of the Limited Partners shall be required to effect the admission of such an assignee or transferee as a Substitute Limited Partner except (in the case of an assignment) the consent of the Limited Partner making such assignment (which shall be evidenced as provided in clause (i) of paragraph (h) above). The admission date for any Substitute Limited Partner shall be the last day of the calendar quarter in which the Managing General Partner gives written consent to the admission of such Substitute Limited Partner, and on or within 30 days after such admission date the Managing General Partner shall cause the Agreement to be amended and, as so amended, filed to reflect the admission of such Substitute Limited Partner.

     (i) Allocations of Cash Distributions, Net Income and Net Losses between Transferors and Transferees. Any assignment or transfer shall be deemed to be effective as of the first day of the calendar month succeeding the month in which all of the requirements of this Article are met. Distributions to Limited Partners allocable to any month shall be paid, with respect to any Unit, to the person shown on the Partnership's books as holding such Unit on the first day of such month. Net Income and Net Losses for any period of the Partnership during which any Unit is assigned or otherwise transferred shall be allocated between the assignor/transferor and assignee/transferee of such Unit in proportion to the number of days during such period that each was recognized as the holder of such Unit, except that extraordinary, nonrecurring items shall be allocated entirely to the Partners recognized as holding the interest as of the date such extraordinary event occurs. The Partnership shall not have any obligation to make payment of any Cash Distributions or allocation of any Net Income or Net Losses to any assignee or other transferee of Units until and unless such transfer is recognized by the Partnership in accordance with the provisions of paragraph (a) or (b) and paragraph (d) above.

     (j) Redemptions. Upon the written request of a Limited Partner, the Partnership may, at the sole discretion of the Managing General Partner, redeem all or a portion of the Units held by such Limited Partner at a redemption price equal to the original issuance price, i.e., $500 per Unit.

     15. Allocation of Net Income and Net Losses and Cash Distributions.

     (a) Allocation of Net Income and Net Losses from Operations.

          (i) For all purposes of this Agreement, Net Income and Net Losses shall be calculated utilizing the method of accounting and depreciation utilized by the Partnership for federal income tax purposes. Except as specifically provided in paragraphs (d), (e), (f), (g), (h) and (i) of this

     Article 15 and paragraph (c) of Article 16, Net Income and Net Losses from operations shall be allocated as follows:

             (1) First, the General Partners shall be allocated 1% and the Limited Partners shall be allocated 99% of Partnership Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits until such time as the Limited Partners have received aggregate Cash Distributions in an amount equal to 100% of their aggregate Capital Contributions; and

             (2) Thereafter, the General Partners shall be allocated 25%, and the Limited Partners shall be allocated 75% of Partnership Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits from operations.

          (ii) As between the General Partners, they shall share in the 1% allocation pursuant to clause (1) above in the following ratio: the entire 1% to the Managing General Partner. Subject to paragraph (c) of Article 17, the General Partners shall share in the 25% allocation pursuant to clause
     (2) above in the following ratio: one-fifth, or 5%, to the Administrative General Partner and four-fifths, or 20%, to the Managing General Partner.

     (b) Allocations and Election for Tax Purposes. With respect to Partnership tax years beginning on or after January 1, 1988, Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits for any year shall be prorated among the Partners on a daily basis, based upon the number of days in such Partnership tax year that each Partner has been recognized as such by the Managing General Partner, except that all extraordinary, nonrecurring items shall be allocated entirely to the Partners recognized as holding the interests as of the date such extraordinary event occurs.

     With respect to the Partnership tax years ending on December 31, 1986 and December 31, 1987, each Partner's varying interest in the Partnership's Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits for each year shall be determined by an interim closing of the Partnership books as of each date that any new Partners are recognized as Partners by the Managing General Partner during the year. Partners who are admitted on or before the last day of any calendar month in 1986 and 1987 shall be recognized as Partners by the Managing General Partner as of the first day of such month.

     All allocations set forth in this Agreement of Net Income, Net Losses and other items shall govern the reporting of such by the Partnership for federal income tax purposes. The Partnership shall also be permitted to prepare financial statements in accordance with generally accepted accounting principles. For purposes of such financial statements, the Managing General Partner may provide for such allocation of income and losses as it deems appropriate and shall not be bound by the tax allocations set forth herein, except that such financial statements shall not materially distort the financial interests in and ownership of the Partnership.

     Except as set forth in paragraphs (d), (e), (f), (g), (h) and (i) of this Article and paragraph (c) of Article 16, all items of special tax significance, whether or not entering into taxable income, including but not limited to gains, losses and tax credits, shall be allocated in accordance with the Net Income percentages then in effect under paragraph (a) above.

     No election shall be made by the Partnership, the General Partners or any Limited Partner for the Partnership to be excluded from the application of the provisions of Subchapter K of the Code.

     In the event of the transfer of an interest in the Partnership or upon the death of an individual party hereto, or in the event of the distribution of property to any party hereto, the Partnership, if it is deemed by the Managing General Partner to be in the best interest of a majority of the Limited Partners or if the Managing General Partner in its sole discretion otherwise determines to do so, may file an election, in accordance with applicable Treasury regulations, to cause the basis of the Partnership assets to be adjusted for federal income tax purposes as provided in Sections 734 and 743 of the Code.

     (c) Cash Distributions. The Managing General Partner will determine at least annually the amount of Cash Available for Distribution, if any, after payment of all Partnership expenses, current debt service and the establishment of such reserves as it reasonably deems to be appropriate. Subject to paragraph
(c)
of Article 16, Cash Available for Distribution will be paid to the Limited Partners and the General Partners in accordance with the allocation of Net Losses then in effect, as set forth in paragraph (a) above, without regard to paragraphs (d), (e), (f), (g), (h) and (i) of this Article. Notwithstanding anything in this Agreement to the contrary, prior to the General Partners receiving Cash Distributions for any year, the Limited Partners must receive Cash Distributions equal to at least 50% of the Limited Partners' allocable share of the Net Income for such year, based on projections by the Managing General Partner of the Net Income of the Partnership for such year. If Cash Distributions would be made to the General Partners except for the limitation in the preceding sentence, such deferred Cash Distributions shall be made to the General Partners as soon as possible in subsequent years from the Cash Available for Distribution for those years (subject to the 50% limitation for such years) or from the distribution of assets upon liquidation. This payment of the deferred Cash Distributions shall be in addition to Cash Distributions otherwise payable to the General Partners in such subsequent years or the amount of assets which would otherwise be distributed to the General Partners upon liquidation.

     (d) Installment Sales. In the event of a sale of all or any portion of the Partnership assets where payment of a portion of the sales price is deferred and the Partnership uses the installment sale method to report such gain, the Capital Accounts of the Partners shall be fully adjusted upon closing of the sale in accordance with paragraph (a) of this Article or paragraph (c) of
Article 16, as applicable, as though the full sales price had been received by the Partnership in cash at closing. Upon ultimate receipt of such deferred sales proceeds, gain shall be allocated among the Partners in proportion to the amount of the excess, if any, of the gain credited to each Partner's Capital Account at the time of the sale over the amount of gain recognized for federal income tax purposes at the time of such sale, but such allocation of gain upon receipt of proceeds shall not increase (again) the Partners' Capital Accounts. Interest income earned or accrued by the Partnership on an installment obligation subsequent to the closing of an installment sale shall be allocated among the Partners in proportion to their relative positive Capital Account balances after adjustment of such accounts in accordance with this paragraph (d) and as reduced, from time to time, for Cash Distributions made by the Partnership to the Partners.

     (e) Recapture Amounts. Notwithstanding anything to the contrary, in the case of ordinary income upon disposition of Partnership assets resulting from the application of Section 1245 or 1250 of the Code, for purposes of paragraph
(a) of this Article and paragraph (c) of Article 16, such ordinary income shall be allocated as follows:

          (i) first, to each of the Partners proportionately in an amount equal to the excess, if any, of the cumulative Net Losses allocated to such Partner pursuant to this Article over the cumulative Net Income allocated to such Partner pursuant to this Article; and

          (ii) thereafter, 75% to the Limited Partners and 25% to the General Partners.

     (f) Negative Capital Account Limitation. No Partner shall be allocated Net Losses or other Noncash Reductions if such allocation would cause a deficit balance in such Partner's Capital Account unless the Capital Account balances of all other Partners are equal to zero. Capital Account balances for the purposes of this paragraph shall be treated as having been reduced for (i) allocations of losses and deductions which are reasonably expected to be made as of the end of the taxable year to such Partner pursuant to Code Section 704(e)(2), Code
Section 706(d) and Treas. Reg. Sec. 1.751-l(b)(2)(ii), and (ii) for distributions which at the end of the taxable year are reasonably expected to be made to such Partner to the extent that said distributions exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the taxable years in which such distributions are reasonably expected to be made. Net Losses and other Noncash Reductions which are subject to the limitation of this paragraph shall be reallocated among the Partners with positive Capital Account balances until such time as all Partners have zero balances in their Capital Accounts and, thereafter, Net Losses and other Noncash Reductions will be allocated among the Partners pursuant to paragraph (a) of this Article to the extent such allocations are permitted under paragraph (g) of this Article. For purposes of this paragraph and paragraph (h) of this Article, each Partner shall be treated as having already contributed any amount for which such Partner has a mandatory contribution obligation (including the amount of any Capital Account deficit such Partner is obligated to restore upon liquidation) provided that such contribution must be made in all events within 90 days of liquidation of the Partnership ("Mandatory Obligation").

     (g) Cumulative Loss Allocations.

     (i) Notwithstanding anything contained in this Article to the contrary, cumulative allocations of Net Losses to any Limited Partner shall not exceed the cumulative sum of the following amounts determined as of the end of each taxable year of the Partnership: (a) the amount of such Limited Partner's Capital Contribution determined pursuant to Article 8 plus the amount of such Limited Partner's uncontributed Mandatory Obligation less the amount of any cash or property distributed to such Limited Partner; and (b) such Limited Partner's cumulative share of Net Income or other Noncash Allocations. To the extent the foregoing limitation results in non-allocation to a Limited Partner of Partnership Net Losses which would otherwise be allocated to him, such Net Losses shall be allocated pro rata to other Limited Partners to the extent each such other Limited Partner may be allocated further Net Losses under the foregoing limitation, and any remaining Net Losses for the taxable year in question shall be allocated to the General Partners.

     (ii) To the extent the foregoing limitation in clause (i) immediately above results in a non-allocation to the Limited Partners of Partnership Net Losses and in an allocation of such Net Losses to the General Partners ("Reallocated Limited Partners' Losses"), the General Partners shall be allocated, in subsequent taxable years, all Partnership Net Income until such time as they have been allocated Net Income in an amount equal to the Reallocated Limited Partners' Losses plus the Net Income the General Partners would have otherwise been allocated notwithstanding this clause (ii).

     (iii) Notwithstanding the limitation in clause (i) above, the Managing General Partner may elect to have Net Losses continue to be allocated 99% to the Limited Partners and 1% to the General Partners, provided that the Managing General Partner obtains an opinion from tax counsel that such an allocation is a reasonable interpretation of the requirements of Section 704(b) of the Code and Treasury Regulations promulgated thereunder, provided that if Net Losses otherwise subject to the limitation of clause (i) above are subsequently disallowed and reallocated to the General Partners; the General Partners shall then be allocated all future Partnership Net Income until such time as they have been allocated additional future Net Income equal to such disallowed and reallocated Net Losses.

     (h) Qualified Income Offset. Notwithstanding anything contained in this Article to the contrary, there shall be reallocated to each Limited Partner with a negative balance in his or her Capital Account (determined after the allocation of income, gain and loss under this Article for such year) each item of Partnership gross income (unreduced by any deductions) and gain until such time as the deficit in his or her Capital Account is eliminated. In the event that for any taxable year Partnership gross income or gain is less than the deficit balances of all the Limited Partners, such gross income or gain shall be allocated in proportion to the relative deficit balances of the respective Limited Partners.

     (i) Modifications to Partnership Allocations. It is the intent of the Partners that each Partner's distributive share of income, gain, loss, deduction, or credit (or items thereof) shall be determined and allocated in accordance with this Article and Article 16 to the fullest extent permitted by
Section 704(b) of the Code. In order to preserve and protect the determinations and allocations provided for in this Article and Article 16, the Managing General Partner shall be, and hereby is, authorized and directed, upon receipt of an opinion of counsel, to allocate income, gain, loss, deduction, or credit (or items thereof) arising in any year different from the manner otherwise provided for in this Article and Article 16 if, and to the extent that, allocating income, gain, loss, deduction, or credit (or items thereof) in the manner provided for in this Article and Article 16 would cause the determination and allocation of each Partner's distributive share of income, gain, loss, deduction, or credit (or items thereof) not to be permitted by Section 704(b) of the Code and Treasury Regulations promulgated thereunder ("Treasury Regulations"). Any allocation made pursuant to this paragraph (i) (including all three clauses thereof) shall be deemed to be a complete substitute for any allocation otherwise provided for in this Article and Article 16 and no amendment of this Agreement or approval of any Partner shall be required.

     16. Dissolution and Winding Up of the Partnership.

     (a) Dissolution. The Partnership shall be dissolved at the expiration of the term of the Partnership as set forth in Article 7 unless sooner terminated upon any of the events as hereinafter set forth:

          (i) A Majority Vote of the Limited Partners to dissolve and wind up;
     or

          (ii) The adjudication of bankruptcy, incompetency, removal, withdrawal (which withdrawal shall take effect sixty (60) days after written notice thereof is given to all other Partners), or termination of the existence of a General Partner, unless (a) at the time there is at least one other General Partner who consents to carry on the business, or (b) within ninety
     (90) days after the occurrence of any such event all the Limited Partners agree in writing to continue the business of the Partnership and to the appointment of a substitute General Partner. In the event of removal or withdrawal of the Administrative General Partner, the Managing General Partner may, in its sole discretion, elect a substitute Administrative General Partner without the consent of the Limited Partners.

          Subject to paragraph (c) of Article 17, a General Partner may not assign its interest as a General Partner in the Partnership without the consent of a majority in interest of the Limited Partners; provided, however nothing herein shall prohibit a General Partner from substituting another corporation or entity as a General Partner and assigning its interest in the Partnership to such other corporation or entity in connection with an acquisition by or merger with such corporation or entity so long as such corporation or entity assumes all the obligations of such General Partner with regard to the Partnership; provided, further, nothing herein shall prohibit a General Partner from pledging or otherwise assigning its interest (but not its right to manage the Partnership) as collateral for any loan;

          (iii) The Partnership becomes insolvent or bankrupt;

          (iv) The disposition, sale or abandonment of all or substantially all of the assets of the Partnership other than in the ordinary course of business; or

          (v) The occurrence of any event that makes it unlawful for the business of the Partnership to be continued.

     (b) Winding Up. Upon the occurrence of an event causing the termination and/or dissolution of the Partnership, the General Partners shall wind up the business and affairs of the Partnership. In the event there is no remaining General Partner because of bankruptcy, incompetency, withdrawal, removal, resignation or termination of the existence of both General Partners, the Limited Partners shall elect, by Majority Vote of the Limited Partners, a trustee to wind up the business and affairs of the Partnership and shall determine such trustee's compensation.

     (c) Allocation of Gain and Loss. Upon sale or other disposition of the Partnership's assets other than in the ordinary course of business, including by reason of dissolution, involuntary conversion or condemnation, the gain or loss of the Partnership attributable to such disposition shall be determined and loss shall be allocated pro rata to those Partners having positive Capital Account balances in proportion to and to the extent of such positive balances, and thereafter to the General Partners, and gain shall be allocated as follows:

          (i) First, to those Partners having negative Capital Account balances in proportion to such negative balances until such negative balances are eliminated and the balances are restored to zero. In determining the size of the negative balance in a Partner's Capital Account and the amount of the gain that needs to be allocated to restore said account to zero, distributions of sale proceeds resulting from the transaction that produced the gain and any allocations made pursuant to the remaining provisions of this paragraph (c) shall be disregarded;

          (ii) Second, 99% to the Limited Partners and 1% to the General Partners until such time as the Limited Partners' aggregate Capital Account balances equal the excess, if any, of their aggregate Capital Contribution over the sum of the aggregate Cash Distributions made by the Partnership to the

     Limited Partners prior to the sale or other disposition (such excess, if any, shall be referred to as the "Limited Partners' Unreturned Capital Contributions");

          (iii) Third, to the General Partners until such time as the General Partners' aggregate Capital Account balances equal the sum of 1.01% of the Limited Partners' Unreturned Capital Contributions plus one-third ( 1/3) of the excess, if any, of the Limited Partners' aggregate Capital Account balances over the Limited Partners' Unreturned Capital Contributions;

          (iv) Finally, the balance of the remaining portion of gain shall be allocated among the General Partners and Limited Partners in accordance with the Net Income allocation percentages set forth in clause (a)(i)(2) of
     Article 15.

     (d) Distribution of Assets Upon Liquidation and Winding Up of the Partnership. Upon the sale of all or substantially all of the Partnership's assets and/or the dissolution and winding up of the Partnership, the cash and unsold assets of the Partnership, if any, shall be distributed in the following order of priority (after the allocations of gains and losses to the Partners' Capital Accounts are made pursuant to paragraph (c) of this Article):

          (i) First, to payment of all loans and obligations of the Partnership, including loans made by a General Partner and any Affiliates of the General Partners and any deferred management fees not previously paid;

          (ii) Second, to the setting up of any reserves which the Managing General Partner in its sole discretion deems reasonably necessary for any contingent liabilities or obligations of the Partnership or of the General Partners arising out of or in connection with the Partnership. Such reserves shall be placed in escrow by the Managing General Partner to be held for the purpose of disbursing such reserves in payment of any such contingencies, and, at the expiration of such period as the Managing General Partner in its sole discretion deems advisable, distributing the remaining balance in the manner hereinafter provided;

          (iii) Third, to the Partners pro rata in the amount of their positive Capital Account balances after such balances have been fully adjusted in accordance with paragraph (c) of this Article and Article 15; and

          (iv) Finally, the balance, if any, to the Partners in proportion to the Net Income allocation percentages as set forth in clause (a)(i)(2) of
     Article 15.

     (e) Deficit Capital Accounts at Liquidation. It is understood and agreed that one purpose of the provisions of Articles 15 and 16 is to ensure that none of the Partners has a negative Capital Account balance after liquidation and to ensure that all allocations under Article 15 will be respected by the Internal Revenue Service. The Partners and the Partnership do not intend nor expect that any Partner will have a negative Capital Account balance after liquidation, and the provisions of this Agreement shall be construed and interpreted to give effect to such intention. However, except as provided below, no Partner shall have any obligation upon dissolution of the Partnership or at any other time to restore a negative Capital Account balance other than to contribute any amounts required under Article 8 that remain uncontributed. Notwithstanding the foregoing sentence, upon dissolution of the Partnership the General Partners shall be obligated to make a Capital Contribution to the Partnership equal to the lesser of (i) the negative aggregate balances in the General Partners' Capital Accounts after such accounts have been fully adjusted for all Partnership items pursuant to Article 15 and paragraph (c) of this Article, and
(ii) the excess of 1.01% of the total Capital Contributions made by all Partners to the Partnership over the total of all Capital Contributions made to date by the General Partners.

     (f) Responsibility of the General Partners or Trustee in Liquidating and Winding Up the Partnership. Upon dissolution and winding up of the Partnership, the General Partners or trustee, as the case may be, shall have a certified public accountant complete a review of the books and prepare an unaudited statement which shall be furnished to all Partners. The Limited Partners shall look solely to the assets of the Partnership and not to the General Partners or the trustee for the return of any portion of their capital.

     17. Limited Partners' Removal of a General Partner.

     (a) Election to Remove.

          (i) Limited Partners holding 10% of the Units of the Partnership may request, in writing to the General Partners, a vote for the purpose of removing a General Partner and/or cancelling any contract for services with it or its Affiliates, or for adding a new General Partner(s).

          (ii) Within 10 days of the General Partners' receipt of such request, the General Partners shall furnish the Limited Partners with a written ballot to vote on whether to take such action. The ballot will require that it be received by the General Partners within 30 days after the date of mailing as specified in the ballot in order to be valid and counted; and

          (iii) The affirmative Majority Vote of the Limited Partners to take such action, including Units held by Limited Partners who do not vote or whose ballots were invalid, shall be necessary to remove a General Partner and/or to cancel any contract for services with it or its Affiliates, or to add a new General Partner(s).

     (b) General Partners' Interest Upon Removal.

          (i) In the event a General Partner is removed pursuant to this Article, it shall be relieved of any and all liabilities as permitted under the Washington Uniform Limited Partnership Act.

          (ii) Upon removal, the General Partner shall be entitled to the fair market value of its interest at the time of removal as determined by an independent appraiser. The fair market value shall include prospective values under Article 15 and paragraphs (c) and (d) of Article 16, to the extent appropriate. The independent appraiser shall be mutually agreed upon by the removed Genera} Partner and a Majority Vote of the Limited Partners or a representative thereof elected by a Majority Vote of the Limited Partners. In the event the Partners cannot within 15 days of such removal agree on an appraiser, then the valuation of the removed General Partner's interest shall be submitted to arbitration in accordance with paragraph (j) of Article 20; and

          (iii) Upon removal, the removed General Partner shall be paid the value of its interest, as determined in subparagraph (b)(ii) above, in cash or by the issuance of a promissory note bearing interest at 12% per annum to be paid in five equal annual installments beginning with the end of the first fiscal year during which such removal occurs.

     (c) Withdrawal of Administrative General Partner. Notwithstanding anything else in this Agreement to the contrary, in the event (a) John S. Simmers withdraws as a joint venture partner of FN Equities Joint Venture and is not replaced by Miles Z. Gordon or another individual or entity satisfactory to the Managing General Partner in its sole discretion, or (b) John S. Simmers and Miles Z. Gordon no longer serve as directors of FN Equities, Inc., then, at the request of the Managing General Partner: (i) FN Equities Joint Venture shall immediately withdraw without compensation as Administrative General Partner of the Partnership, and shall no longer have any rights or interest in the Partnership; (ii) all compensation, all allocations of Net Income, Net Losses, other Noncash Reductions, other Noncash Additions, credits, net gains and net losses, and all Cash Available for Distribution and other distributions to which the Administrative General Partner would otherwise be entitled (including but not limited to all amounts allocable pursuant to subparagraph (a)(ii) of Article
15) (collectively, "FNEJV Compensation") shall be allocated and distributed to the Managing General Partner from the date the Managing General Partner requested that the Administrative General Partner withdraw; and (iii) the Managing General Partner shall assume all duties, responsibilities and authority previously granted to the Administrative General Partner; provided, however, that the Managing General Partner may, in its sole discretion, grant all or any portion of the FNEJV Compensation to any individual or entity, including but not limited to Messrs. Simmers or Gordon or FN Equities Joint Venture, in return for which such individual or entity shall render administrative services to the Partnership.

     18. Records and Reports.

     (a) Books and Records. The books and records of the Partnership shall be maintained in accordance with the method determined by the General Partners in their sole discretion to be in the best interests of the Partnership.

     (b) Quarterly Reports. The Limited Partners will receive quarterly reports for the first two years of Partnership operations. Such reports shall set forth all fees received by the General Partners and their Affiliates during the quarter period.

     (c) Semi-Annual Reports. The Limited Partners will receive, in addition to the quarterly reports indicated above, within sixty (60) days after the Partnership's first six-month period of operations and each six-month period following the end of the Partnership's fiscal year, an unaudited balance sheet, statement of income and cash flow statement covering such period.

     (d) Annual Report. Within one hundred twenty (120) days after the end of the Partnership's fiscal year, the General Partners shall prepare and cause to be distributed to each Limited Partner an audited statement of the Partnership's operations for such year, including a balance sheet as of the end of the fiscal year and statements of income, partners' equity and changes in financial position, a cash flow statement for such year and a report of the activities of the Partnership during such year. Said statements will be audited either according to generally accepted accounting principles and will be accompanied by an auditor's report containing an opinion of independent certified public accountants.

     (e) Additional Reports. The General Partners may distribute to Limited Partners such additional reports as they believe, in their sole discretion, are appropriate.

     (f) Tax Information. Within 75 days after the end of the Partnership's fiscal year, the General Partners shall furnish each Limited Partner such information as is necessary for the proper preparation of the Limited Partner's federal income tax returns.

     (g) Filings with Regulatory Authorities. All reports required by regulatory authorities shall be filed within a reasonable time period, including such of the above reports as are required pursuant to the rules and regulations of any applicable state securities authority.

     19. Amendment of the Certificate and Agreement of Limited Partnership.

     (a) Amendments by General Partners Without Consent of Limited Partners. The General Partners may amend this Agreement, without the consent of any of the Limited Partners, to (i) admit any Limited Partner, Substitute Limited Partner or additional Limited Partner in accordance with the provisions of Article 8 or 14, (ii) change the name and/or principal place of business of the Partnership, or (iii) cure any ambiguity, or correct or supplement any provision hereof which may be inconsistent with any other provision hereof, or to make amendments with respect to any matter or question arising under this Agreement so long as such additional provision is not inconsistent herewith; provided, however, that no amendment shall be adopted pursuant to this Article unless the adoption thereof
(i) is for the benefit of or not adverse to the interests of the Limited Partners, (ii) does not alter, adversely to the Limited Partners or any of them, the allocations of Cash Distributions, Net Income or Net Losses among the Limited Partners or between the Limited Partners and the General Partners, and
(iii) does not affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

     (b) Amendment by Majority Vote of the Limited Partners Without Consent of the General Partners. The Limited Partners may amend this Agreement pursuant to a Majority Vote of the Limited Partners without the consent of the General Partners, except that the Limited Partners may not so amend:

          (i) Any provision of this Agreement that affects the rights of or payments, allocations, compensation and reimbursements to the General Partners without the consent of the General Partners; and

          (ii) Any provision of this Agreement so as to convert a Limited Partner's interest into a General Partner's interest or otherwise modify the limited liability of Limited Partners without the consent of each Limited Partner adversely affected thereby; provided, further, that this paragraph (b) may be amended only by the consent of all of the Partners.

     (c) Amendments by General Partners with a Majority Vote of the Limited Partners. In addition to any amendment otherwise authorized herein, this Agreement may be amended by the General Partners with the consent, pursuant to a Majority Vote, of the Limited Partners; provided, however, that this Agreement may not be amended so as to convert a Limited Partner's interest into a General Partner's interest or otherwise modify the limited liability of a Limited Partner without the consent of each Limited Partner adversely affected thereby; provided further that this paragraph (c) may be amended only by the consent of all of the Partners.

     (d) Execution and Recording of Amendments. Any amendment to this Agreement adopted in accordance with the provisions of this Article or in accordance with any other provisions of this Agreement shall be executed by the Managing General Partner for itself and as attorney-in-fact for the other Partners pursuant to the power of attorney contained in paragraph (f) of Article 20 (except that any such amendment requiring the consent of a Limited Partner under paragraph (b) or
(c) above, other than the consent of a Limited Partner to the admission of an assignee of any of his or her Units as a Substitute Limited Partner, shall be executed by such Limited Partner personally, or by the Managing General Partner as attorney-in-fact for such Limited Partner under a power of attorney given expressly with respect to such amendment). After the execution of such amendment, the General Partners shall prepare and record or file any certificate or other document which may be required to be recorded or filed with respect to such amendment; either under the Washington Uniform Limited Partnership Act or under the law of any other applicable jurisdiction.

     20. Miscellaneous Provisions.

     (a) Notices. All notices or statements required to be given under this Agreement by any party to any other party shall be in writing, sent by telegram or certified mail and, if to the Limited Partners, addressed as shown opposite the signature on the Signature Page and Power of Attorney to the Subscription Agreement; if to the General Partners, addressed as follows:

          Managing General Partner:

          Northland Communications Corporation
          3500 One Union Square Building
          Seattle, Washington 98101

          Administrative General Partner:

          FN Equities Joint Venture
          3858 Carson Street, Suite 300
          Torrance, California 99503

     Notices shall be given and any applicable time shall run from the date such notice is placed in the mails or delivered to the telegraph company as to any notice given by a General Partner, and when received as to any notice given by any other party.

     Any notice to a party other than the General Partners, including a notice requiring concurrence or nonconcurrence, shall be effective, and any failure to respond binding, irrespective of whether or not such notice is actually received, and irrespective of any disability or death on the part of the notice, whether or not known to the party giving such notice.

     The address of any party hereto may be changed by written notice to the Limited Partners in the event of a change of address by the General Partners, or to the General Partners in the event of change of address by a Limited Partner; provided, that in the event of a transfer of interest hereunder, no notice to any such transferee shall be required, nor shall such transferee have any rights hereunder, until notice thereof shall have been given to the General Partners. Any transfer of interests hereunder shall not increase the duty to give notice, and in the event of a transfer of less than all of a party's interest hereunder or the transfer of interest hereunder to more than one party, notice to any owner of any portion of such transferred interests shall be notice to all owners thereof.

     (b) Applicable Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the internal laws of the State of Washington and that the Washington Uniform Limited Partnership Act as now adopted or as may be hereafter amended shall govern the partnership aspects of this Agreement.

     (c) Captions. Headings used herein are for reference purposes only and do not affect the meaning or interpretation of this Agreement.

     (d) Execution in Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had all signed the same document, and all of such counterparts shall constitute one and the same document.

     (e) Successors in Interest. Subject to the restrictions against assignment as herein contained, this Agreement shall inure to the benefit of and shall be binding upon successors in interest, personal representatives, estates, heirs, or assignees hereto.

     (f) Power of Attorney. Each Partner, including the Administrative General Partner, hereby makes, constitutes and appoints the Managing General Partner, with full power of substitution and resubstitution, his or her true and lawful attorney-in-fact, for him or her and in his or her name, place and stead and for his or her use and benefit, to sign, acknowledge, file and record: (a) this Agreement, as well as amendments thereto, under the laws of the State of Washington or the laws of any other state in which such Agreement or amendment is required to be filed; (b) any other instrument or document which may be required to be filed by the Partnership under the laws of any state or of any governmental agency, or which the General Partners deem it advisable to file;
(c) any instruments or documents which may be required to effect the continuation of the Partnership, or the dissolution and termination of the Partnership, provided such continuation or dissolution and termination are in accordance with the terms of this Agreement; (d) any instrument or documents relating to the acquisition of Partnership properties, including, but not limited to, purchase and sale agreements and loan documents relating to the financing of the acquisition of Partnership properties; (e) any instruments or documents relating to operating, management or agency agreements; (f) contracts, instruments, agreements or other documents with utilities, franchise or similar operating authorities; and (g) all agreements or other instruments required or deemed beneficial to implement the power granted to the General Partners under this Agreement.

     Each of the Partners, including the Administrative General Partner, does hereby further agree, whenever requested to do so, personally to sign, swear or affirm under oath, acknowledge and deliver any such instrument or document provided for under this paragraph (f), and to sign, swear or affirm under oath, acknowledge and deliver whatever further documents or instruments may be required by the Managing General Partner.

     The power of attorney granted hereunder to the Managing General Partner:

          (i) Is a special power of appointment coupled with an interest, is irrevocable, and shall (to the extent permitted by applicable law) survive the death or disability of the Partner;

          (ii) Shall survive the delivery of an assignment by a Limited Partner of all or any portion of his or her Units; except where the assignee thereof has been approved by the Managing General Partner for admission to the Partnership as a Substitute Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the Managing General Partner to execute, acknowledge and file any instrument necessary to effect such substitution; and

          (iii) May be exercised by the Managing General Partner for each Partner by a facsimile signature or by listing all of the Partners executing any instrument with a single signature as attorney-in-fact for all of them.

     (g) Meetings. At any time, or from time to time, Limited Partners owning ten percent (10%) or more of the Units may require, by written notice to the General Partners specifying in general terms the subjects to be considered, the General Partners to call, or the General Partners may on their own motion call, a special meeting of the Limited Partners; and the General Partners, within ten
(10) days after any such notice is received, shall give notice of such special meeting to all Limited Partners whose addresses are on record with the Partnership, including in such notice a copy of the notice requiring the call. Meetings may be held within or without the state of Washington and not sooner than five nor more than twenty days after the giving of such notice, and votes at such meetings may be accomplished either in person or by proxy.

     (h) Gender and Headings. The use of any gender herein shall be deemed to be or include the other and the use of the singular herein shall be deemed to be or include the plural (and vice versa) wherever appropriate.

     (i) Arbitration. Any controversy between the parties hereto arising out of this Agreement shall be submitted to arbitration before any arbitrator or arbitrators chosen in accordance with the rules of the American Arbitration Association. Such arbitration shall take place in Seattle, Washington unless the parties mutually agree otherwise.

     (j) No Third Party Beneficiaries. Unless explicitly stated to the contrary herein, there shall be no third party beneficiaries to this Agreement.

     21. Addresses. The addresses of the General Partners, the Original Limited Partner and the additional Limited Partners are as follows:

Managing General Partner

Northland Communications Corporation
3500 One Union Square Building
Seattle, Washington 98101

Administrative General Partner:

FN Equities Joint Venture
3858 Carson Street, Suite 300
Torrance, California 90503

Original Limited Partner:

Richard I. Clark
3500 One Union Square Building
Seattle, Washington 98101

Limited Partners:

(Set forth on attached Schedule A)

DATED as of the 3rd day of
November, 1986.

Managing General Partner:                   NORTHLAND COMMUNICATIONS CORPORATION


                                            By:


                                               ---------------------------------
                                               John S. Whetzell, President

Administrative General Partner:             FN EQUITIES JOINT VENTURE

                                            By: FN Equities, Inc., General
                                                Partner

                                              ----------------------------------


                                                By:



                                               ---------------------------------
                                                       Its Executive Vice
                                                   President


Original Limited Partner,
hereby withdrawing:                         ------------------------------------
                                            Richard I. Clark


                                            By: NORTHLAND COMMUNICATIONS

                                                CORPORATION,
Limited Partners (as set                        as attorney-in-fact
forth on the attached
Schedule A):                                By:

                                              ----------------------------------
                                                John S. Whetzell, President

                                                                       EXHIBIT C

              PROPOSED AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP OF
               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

     This amendment to the Amended and Restated Certificate and Agreement of Limited Partnership (the "Amendment") of Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("NCP-Six"), is entered into by and between Northland Communications Corporation, a Washington corporation, as the managing general partner of NCP-Six, and a majority in interest of all of the limited partners of NCP-Six. The parties agree as follows:

          1. Amendment. The Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, dated November 3, 1986 (the "Agreement"), is hereby amended by replacing
     Article 7 in its entirety with the following new Article 7:

             "7. Term of Partnership. The Partnership commenced as of the date of filing and recording the original certificate of limited partnership of the Partnership and shall continue until the date of the first of the following events:

                (a) December 31, 2007; or

                (b) Dissolution as provided in Article 16 of this Agreement."

          2. Effect of Amendment. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

     DATED this      day of             , 2001.

                                          NORTHLAND COMMUNICATIONS CORPORATION,
                                          as both managing general partner of
                                          Northland Cable Properties Six Limited
                                          Partnership, and as attorney-in-fact
                                          for a majority in interest of the
                                          limited partners of Northland Cable
                                          Properties Six Limited Partnership.

                                          By:
                                            ------------------------------------

                                                   John S. Whetzell, CEO

                                                                       EXHIBIT D

              PROPOSED AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP OF
               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

     This amendment to the Amended and Restated Certificate and Agreement of Limited Partnership (the "Amendment") of Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("NCP-Six"), is entered into by and between Northland Communications Corporation, a Washington corporation ("Northland"), as the managing general partner of NCP-Six, and a majority in interest of all of the limited partners of NCP-Six. The parties agree as follows:


          1. Amendment Authorizing Certain Sales to Affiliates of the Managing General Partner. The Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, dated November 3, 1986 (the "Agreement"), is hereby amended by adding a new
     Article 22 as follows:



             "22. Authorization of Specific Sales and Distributions to Affiliates of Northland Communications Corporation.



                "(a) Authority for Agreements. The General Partners are hereby authorized to enter into asset purchase agreements with Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television, Inc. (the "Northland Purchase Agreements") to (i) sell the undivided portion of the franchises and operating assets of the Partnership (collectively, the "Assets") that are attributable to the Limited Partners' collective interest in the Partnership, and
           (ii) distribute in-kind to Northland Communications Corporation the undivided portion of the Assets that are attributable to the General Partner's interest in the Partnership. The terms and conditions of the Northland Purchase Agreements shall be substantially as described in the proxy statement of the Partnership dated July 31, 2001 (the "Proxy Statement"). This Article 22 relates only to the acquisition of the Assets pursuant to one or more of the Northland Purchase Agreements and shall not be construed as authorization for the Partnership to sell its assets to the General Partners or their Affiliates except pursuant to the Northland Purchase Agreements. This
           Article 22 shall not restrict or otherwise affect the authority of the General Partners to sell or otherwise dispose of the Assets to unaffiliated third parties in accordance with Article 11.



                "(b) Allocation of Gain and Cash Distributions. Gain from the sale by the Partnership resulting from the Northland Purchase Agreements of the undivided portion of the Assets that are attributable to the Limited Partners' collective interest in the Partnership shall be allocated solely to the Limited Partners in accordance with paragraph 16(c) of this Agreement. Distributions on and following the Closing Date(s) of each purchase shall be made in accordance with paragraph 16(d) of this Agreement, except that any liquidating distributions to the Managing General Partner shall be in-kind and shall include the in-kind distribution to Northland Communications Corporation of the undivided portion of the Assets that are attributable to the Managing General Partner's interest in the Partnership, and any liquidating distributions to the Limited Partners shall be monetary and shall include the net proceeds from the sales. The promissory notes to be delivered by the purchasers at closing pursuant to the Northland Purchase Agreements as part of the purchase price for the Assets shall be distributed to a liquidating trust upon the final sale of the Assets as set forth in the Proxy Statement. All other allocations of income, gain or loss and distributions of cash shall be made to all the Partners in accordance with this Agreement.



                "(c) Expiration of Authorization. The authorization provided by Paragraph 22(a) above shall expire with respect to any sale to be made pursuant to a Northland Purchase Agreement that is not closed within 180 days of the September 11, 2001 special meeting of limited partners at which the proposals presented in the Proxy Statement were voted upon."

          2. Amendment Authorizing Sales to Non-Affiliates Without Further Limited Partner Approval. The Agreement is further amended by adding a new
     Article 23 as follows:



          "23. Sale of Partnership Assets to Non-Affiliates After September 11, 2001. Notwithstanding any provision(s) to the contrary in this Agreement, including but not limited to the provisions of Paragraph 11(a)(ii), at any time after September 11, 2001 the General Partners are authorized without further Limited Partner approval to sell any or all of the Partnership's assets that are not sold pursuant to a Northland Purchase Agreement (as such term is defined in Article 22) at prices and or terms established by the General Partners provided such assets are only sold to parties that are neither the General Partners nor their Affiliates.



          3. Amendment Regarding Reports Following Dissolution. The Agreement is further amended by adding a new Paragraph 18(h) as follows:



             "(h) Reports Upon Dissolution. The General Partners shall not be obligated to furnish semi-annual or annual reports pursuant to paragraph 18(c) or (d) of this Agreement for the year in which dissolution of the Partnership occurs or for any years thereafter.



          4. Further Authorization of the General Partners. The General Partners are authorized to take all action deemed by them necessary or appropriate to effect the foregoing, including but not limited to the creation of a liquidating trust for purposes of collecting note payments, taking all other actions generally described in the Proxy Statement, and carrying on other appropriate business following dissolution of NCP-Six.



          5. Effect of Amendment. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.


     DATED this      day of             , 2001.

                                          NORTHLAND COMMUNICATIONS CORPORATION,
                                          as both managing general partner of
                                          Northland Cable Properties Six Limited
                                          Partnership, and as attorney-in-fact
                                          for a majority in interest of the
                                          limited partners of Northland Cable
                                          Properties Six Limited Partnership.

                                          By:
                                            ------------------------------------

                                                   John S. Whetzell, CEO

                                                                       EXHIBIT E

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                   ASSET PURCHASE AND CONTRIBUTION AGREEMENT



                                     AMONG


                         NORTHLAND CABLE PROPERTIES SIX
                              LIMITED PARTNERSHIP

                      NORTHLAND COMMUNICATIONS CORPORATION

                                      AND

                          NORTHLAND CABLE NETWORKS LLC


                                     DATED

                                  MAY 29, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   ASSET PURCHASE AND CONTRIBUTION AGREEMENT


     THIS ASSET PURCHASE AND CONTRIBUTION AGREEMENT is dated May 29, 2001, among NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("Seller"), NORTHLAND COMMUNICATIONS CORPORATION, a Washington corporation ("NCC"), (Solely for the limited purpose of Article 3A, Sections 5.3 and 5.4, and Article 9), and NORTHLAND CABLE NETWORKS LLC, a Delaware limited liability company ("Buyer").


                                   RECITALS:

     A. Seller owns and operates cable television systems in the following communities in the State of Mississippi: Starkville, Maben, Philadelphia, Kosciusko, Carthage, Forest and Raleigh (collectively referred to as the "Systems" and individually as a "System");

     B. Seller desires to sell, and Buyer wishes to acquire, substantially all of Seller's assets used in the operation of the Systems and the cable television business related thereto for the price and on the terms and conditions set forth in this Agreement;

     C. Simultaneously with the Closing (as such term is defined below), Seller will make an in-kind distribution to NCC of an undivided interest in the Assets (as such term is defined below) (the "Distribution"), and the Distributed Assets (as such term is defined below) shall be contributed by NCC to Buyer as NCC's capital contribution thereto (the "Contribution"); and

     D. This Agreement sets forth the terms and conditions pursuant to which the transactions contemplated hereby shall be consummated.

                                  AGREEMENTS:

     In consideration of the above recitals and the covenants and agreements contained herein, Buyer and Seller agree as follows:


 1. Defined Terms


     The following terms shall have the following meanings in this Agreement:

     1.1. "Accounts Receivable" means the rights of Seller to payment for services billed by Seller (including, without limitation, those billed to subscribers of the Systems and those for services and advertising time provided by Seller) and unpaid prior to the Closing Date as reflected on the billing records of Seller relating to the Systems.

     1.2. "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with, such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.


     1.3. "Agreement" means this Asset Purchase and Contribution Agreement.



     1.4. "Assets" means all the tangible and intangible assets owned, used or held for use by Seller in connection with the conduct of the business or operations of the Systems, including, without limitation, those specified in detail in Section 2.1 but excluding those specified in Section 2.2. Assets consist of the Purchased Assets and the Distributed Assets.



     1.5. "Basic Cable Service" means the tier of cable television service described on Schedule 3.9 hereto.



     1.6. "Cable Act" means Title VI of the Communications Act of 1934, as amended, 47 U.S.C. sec. 151, et seq., and all other provisions of the Cable Communications Policy Act of 1984, Pub. L. No. 98-549, and the Cable Television Consumer Protection and Competition Act of 1992, Pub. L. No. 102-385, and the

Telecommunications Act of 1996, Pub. L. No. 104-104, as such statutes may be amended from time to time, and the rules and regulations thereunder, as in effect from time to time.


     1.7. "Closing" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Section 7.



     1.8. "Closing Date" means the date of the Closing specified in Section 7.



     1.9. "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder, or any subsequent legislative enactment thereof, as in effect from time to time.



     1.10. "Communications Act" means the Communications Act of 1934, as amended by the Cable Communications Policy Act of 1984, the Cable Television Consumer Protection and Completion Act of 1992 and the provisions of the Telecommunications Act of 1996 amending Title VI of the Communications Act of 1934, and as may be further amended, and the Rules and Regulations, policies and published decisions of the FCC thereunder, as in effect from time to time.



     1.11. "Compensation Arrangement" means any written plan or compensation arrangement other than an Employee Plan or a Multiemployer Plan that provides to employees of Seller employed at the Systems any compensation or other benefits, whether deferred or not, including, but not limited to, any bonus or incentive plan, deferred compensation arrangement, stock option plan, stock appreciation right, stock purchase plan, severance pay plan and any other perquisites and employee fringe benefit plan.



     1.12. "Consents" means the consents, permits, approvals (or in the case of a right of first refusal, a written waiver) of or notice to Governmental Authorities and any other Person (including Seller's lenders) listed in Schedule 3.8).



     1.13. "Contracts" means any written or oral agreement, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right or other instrument or document other than Governmental Authorizations that are used in the Systems and included in the Assets, including, without limitation, the agreements listed in Schedule 3.7, but excluding the agreements listed in Schedule 2.2.



     1.14. "Copyright Act" means Title 17 of the United States Code, as amended, and rules and regulations, orders, and policies of the U.S. Copyright Office, in each case as amended and in effect from time to time.



     1.15. "Discounted Subscriber" means those customers in single family households that pay less than their applicable System's regular monthly subscription rate for the service to which such customer subscribes.



     1.16. "Distributed Asset Value" means $2,000,000, representing the value of the Distributed Assets.



     1.17. "Distributed Assets" means the undivided portion of the Assets attributable to the interest of NCC in Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended, and which when combined with the Purchased Assets encompass all the Assets.



     1.18. "Employee Plan" means any material pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of ERISA (other than a Multiemployer
Plan) to which Seller contributes or which Seller sponsors or maintains or by which Seller otherwise is bound, that provides benefits to employees of Seller employed at the Systems.



     1.19. "Environmental Laws" shall mean the following: (a) Clean Air Act (42 U.S.C. sec. 7401, et seq.); (b) Clean Water Act (33 U.S.C. sec. 1251, et seq.);
(c) Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq.); (d) Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. sec. 9601, et seq.); (e) Safe Drinking Water Act (42 U.S.C. sec. 300f, et seq.); (f) Toxic Substances Control Act (15 U.S.C. sec. 2601, et seq.); (g) Rivers and Harbors Act of 1899 (33 U.S.C. sec. 401, et seq.); (h) Endangered Species Act of 1973 (16 U.S.C. sec. 1531, et seq.); (i) Occupational Safety and Health Act of 1970 (29 U.S.C. sec. 651, et seq.); and (j) all other applicable federal, state and local statutes, regulations, ordinances, orders and decrees regulating human health and safety and the environment; all as amended.


     1.20. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, as in effect from time to time.



     1.21. "Expanded Basic Service" means the tier of cable television services described on Schedule 3.9.



     1.22. "FAA" means the Federal Aviation Administration, or its successor agency.



     1.23. "FCC" means the Federal Communications Commission, or its successor agency.



     1.24. "Franchises" means all municipal and county franchises and similar agreements, instruments and resolutions and franchise related statutes (including enabling ordinances) that are necessary or required to construct, own, maintain or operate the Systems, including all amendments thereto and modifications thereof.



     1.25. "Governmental Authority" means the United States of America, any state, commonwealth, territory or possession thereof and any political subdivision or quasi-governmental authority of any of the same, including but not limited to courts, tribunals, departments, commissions, boards, bureaus, agencies, counties, municipalities, provinces, parishes and other instrumentalities.



     1.26. "Governmental Authorizations" means, collectively, all Franchises and other authorizations, agreements, licenses and other permits for and with respect to the construction, ownership and operation of any of the Systems obtained from any Governmental Authority.



     1.27. "Hazardous Substances" means any pollutant, contaminant, chemical, industrial, toxic, hazardous or noxious substance or waste that is regulated by any Governmental Authority, including but not limited to any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.A. sec. 6901, et seq.) (RCRA), as amended, and rules and regulations promulgated thereunder, as amended, and any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. sec. 9601, et seq.) (CERCLA), as amended, and rules and regulations promulgated thereunder, as amended.



     1.28. "Holdback" means $2,000,000 of the Purchase Price that will be deposited at Closing with the escrow agent by Seller and held pursuant to the Holdback Escrow Agreement.



     1.29. "Holdback Escrow Agreement" means that certain Holdback Escrow Agreement to be executed immediately prior to Closing by Seller, the escrow agent and Buyer, in a form mutually acceptable to the parties.



     1.30. "Judgment" means any judgment, writ, order, injunction, award or decree of any court, judge, justice or magistrate, including any bankruptcy court or judge, and any order of or by any Governmental Authority.



     1.31. "Knowledge" with respect to Seller, means the actual knowledge of a particular matter by any of the following individuals after reasonable investigation of the Systems: John Whetzell, Gary S. Jones, Laura N. Williams,
H. Lee Johnson and Richard J. Dyste.



     1.32. "Legal Requirements" means applicable common law and any applicable statute, ordinance, code or other law, rule, regulation, order, technical or other written standard, requirement, or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority, including Judgments.



     1.33. "Lien" means any security agreement, financing statement filed with any Governmental Authority, conditional sale or other title retention agreement, any lease, consignment or bailment given for purposes of security, any lien, mortgage, indenture, pledge, option, encumbrance, charge, assessment, restrictions, adverse claim, voting agreement, adverse interest, constructive trust or other trust, attachment, exception to or defect in title or other ownership interest (including but not limited to reservations, rights of entry, possibilities of reverter, encroachments, easements, rights-of-way, restrictive covenants, leases and licenses) of any kind, which otherwise constitutes an interest in or claim against property, whether arising pursuant to any Legal Requirement, Contract, or otherwise.


     1.34. "Litigation" means any claim, action, suit, proceeding, arbitration, investigation, hearing or other activity or procedure that could result in a Judgment.



     1.35. "LLC Agreement" means that certain Limited Liability Company Agreement of Buyer, dated as of the date hereof, among NCC, Northland Telecommunications Corporation and Providence Growth Northland Cable L.P.



     1.36. "Management Agreement" means that certain Management Agreement, dated as of the Closing Date, between NCC and Buyer, the form of which is attached as an exhibit to the Securities Purchase Agreement.



     1.37. "Material Adverse Effect" means a material adverse effect on the business, results of operations, assets, liabilities or financial condition of Seller or the Systems, taken as a whole, other than (a) matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters), and (b) matters related to or arising from national economic conditions (including, without limitation, financial and capital markets).



     1.38. "Multiemployer Plan" means a plan, as defined in ERISA Section 3(37) or Section 4001(a)(3), to which Seller or any trade or business which would be considered a single employer with Seller under Section 4001(b)(1) of ERISA contributed, contributes or is required to contribute.



     1.39. "Permitted Encumbrances" means any of the following Liens: (a) landlord's or lessor's liens with respect to leased Assets and liens for current taxes, assessments and governmental charges not yet due or being contested in good faith; (b) liens of carriers, warehousemen, mechanics, laborers, and materialmen and other similar statutory liens incurred in the ordinary course of business for sums not yet due or identified to Buyer as being contested diligently in good faith by appropriate proceedings; (c) leased interests in property leased to others; (d) restrictions set forth in, or rights granted to Governmental Authorities as set forth in, the Franchises; (e) the Assumed Liabilities; (f) zoning, building or similar restrictions, easements, rights-of-way, reservations of rights, conditions or other restrictions or encumbrances relating to or affecting the Real Property, that do not materially interfere, individually or in the aggregate, with the use of such Real Property in the operation of the Systems as presently conducted or affect or impair the value or merchantability of such parcel of Real Property; (g) as to Real Property, all matters of record other than mortgages and (h) any other Liens that are described on Schedule 3.5 and that relate to liabilities and obligations that are to be discharged in full at Closing or that will be removed prior to or at Closing.



     1.40. "Person" means any natural person, Governmental Authority, corporation, limited liability company, general or limited partnership, joint venture, trust, association, or unincorporated entity of any kind.



     1.41. "Personal Property" means all tangible and intangible personal property including all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, supplies, the Franchises, the Contracts, and other tangible and intangible personal property owned or leased by Seller and used or held for use as of the date hereof in the conduct of the business or operations of the Systems, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.



     1.42. "Purchased Assets" means the undivided portion of the Assets attributable to the collective interest of the limited partners and the administrative general partner of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended, and when combined with the Distributed Assets encompass all the Assets.



     1.43. "Real Property" means all of the real property interests of Seller, including, without limitation, fee interests in real estate (together with the buildings and other improvements located thereon), leasehold interests in real estate, easements, licenses, rights to access, rights-of-way and other real property interests that are (a) leased by Seller and used or held for use in the business or operations of the Systems, or (b) owned by Seller and used, useful or held for use in the business or operations of the Systems, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.


     1.44. "Registration Rights Agreement" means that Registration Rights Agreement among Buyer, NCC and Providence Growth Northland Cable L.P. in a form mutually acceptable to the parties.



     1.45. "Securities Purchase Agreement" means that certain Securities Purchase Agreement, dated May 29, 2001, among Buyer, NCC and Providence Growth Northland Cable L.P.



     1.46. "Services Agreements" means those certain Services Agreements, dated as of the Closing Date, between NCC or its Affiliates and Buyer with respect to the provision of services by NCC or its Affiliates after Closing.



     1.47. "Subscriber" means an active customer of one of the Systems who subscribes for Basic Cable Service in a single household (excluding "second connections", as such term is commonly understood in the cable television industry, and any account duplication), in a commercial establishment or in a multi-unit dwelling (including motels and hotels), and has paid the applicable full non-discounted rate for at least one month's Basic Cable Service including applicable deposit and installation charges; provided, however, that the number of customers in a multi-unit dwelling or commercial establishment or other bulk accounts (e.g. a hospital) that obtain service on a "bulk-rate" basis shall be determined on a System-by-System basis by dividing the gross bulk-rate revenue or, in the case of a Discounted Subscriber, the gross revenue (but in either case not revenues from tier or premium services, passed-through sales taxes, and other passed-through charges and nonrecurring charges such as installation or converter rental) attributable to each bulk agreement or Discounted Subscriber, as appropriate, in each such System by (x) for each such bulk agreement or Discounted Subscriber, as appropriate, for Basic Cable Service, the non-discounted, regular monthly subscription rate for individual households within such System for the Basic Cable Service and (y) for each such bulk agreement or Discounted Subscriber, as appropriate, for Expanded Basic Service, the non-discounted, regular monthly subscription rate for individual households within such System for Expanded Basic Service. For purposes of this definition, an "active customer" shall mean any customer (i) who has not given or been given notice of termination and who, consistent with Seller's past practice, should not have been given notice of termination; provided that the number of customers referred to in this clause (i) shall be net of the number of new customers who have recently been connected to a System but who have not yet been required to pay for at least one month's Basic Cable Service (excluding from this condition any subscribers covered under the bulk agreement with Mississippi State University at Starkville) and the number of prospective customers whose connection to a System is pending; and (ii) whose account does not have an outstanding balance (other than an amount of $7.50 or less) more than 60 days past due (with an account being past due one day after the first day of the period to which the applicable billing relates).



     1.48. "Taxes" means all levies and assessments of any kind or nature imposed by any Governmental Authority, including but not limited to all income, sales, use, ad valorem, value added, transfer, franchise, severance, net or gross proceeds, withholding, payroll, employment, excise, or property taxes, together with any interest thereon and any penalties, additions to tax, or additional amounts applicable thereto.



     1.49. "Transaction Documents" means all written agreements, instruments, affidavits, certificates and other documents, other than this Agreement, that are executed and delivered by Seller or Buyer pursuant to this Agreement (including, without limitation, the Holdback Escrow Agreement) or any other transactions contemplated by this Agreement solely in connection with the acquisition of the Assets, regardless of whether such agreements, assignments, instruments, affidavits, certificates and other documents are expressly referred to in this Agreement (and expressly excluding all agreements, assignments, instruments, affidavits, certificates and other documents between NCC and Buyer or any of their Affiliates, including, without limitation, the LLC Agreement of Seller, the Services Agreements, the Management Agreement, the Securities Purchase Agreement, and the Registration Rights Agreement).

     1.50. "University Subscriber Disconnects" means that number of Subscribers that are students at Mississippi State University at Starkville ("Starkville Students") and that have been disconnected during the months of May, June or July less the number of Starkville Students who become Subscribers in May, June, July or August.



     1.51. List of Additional Definitions. The following is a list of some additional terms used in this Agreement and a reference to the Section hereof in which such term is defined:


                      TERM                              SECTION
                      ----                              -------
Adjustment Time.................................  2.4.1
Alternative Financing...........................  5.1.11
Amplifier Upgrade Process.......................  3.6
Assumed Liabilities.............................  2.5
Buyer...........................................  Preamble
Buyer Counsel Opinion...........................  6.2.10
Buyer's Note....................................  2.3.2
Buyer's 401(k) Plan.............................  5.10.6
Claimant........................................  9.4.1
Competing Services..............................  3.9.5
Contribution....................................  Recitals
Deductible......................................  9.5.1
Deposits........................................  2.1.6
Distribution....................................  Recitals
DOJ.............................................  5.5
Excluded Assets.................................  2.2
Excluded Liabilities............................  2.5
Final Report....................................  2.4.6
FTC.............................................  5.5
HSR Act.........................................  5.5
Indemnifying Party..............................  9.4.1
Losses..........................................  9.2
NCC.............................................  Preamble
NCC Representations.............................  Section 3A Preamble
Outside Closing Date............................  8.1.2
Owned Real Property.............................  3.5.1
Preliminary Report..............................  2.4.5
Purchase Price..................................  2.3.1
Real Property Leases............................  3.5.2
Seller..........................................  Preamble
Seller Counsel Opinion..........................  6.1.12
Seller FCC Counsel Opinion......................  6.1.13
Seller's 401(k) Plan............................  5.10.6
Short Term Franchises...........................  5.19
Systems.........................................  Recitals
Systems' Financial Statements...................  3.10
Title Defect....................................  5.12
Transferred Employees...........................  5.10.1

 2. Sale, Purchase and Contribution of Assets


     2.1. Agreement to Sell, Purchase and Contribute. Subject to the terms and conditions set forth in this Agreement, on the Closing Date Seller hereby agrees to sell, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, all of the Purchased Assets. In addition, on the Closing Date Seller agrees to make the Distribution to NCC. In consideration of the issuance at Closing of Preferred Units by Buyer to NCC as provided in the Securities Purchase Agreement, and subject to the terms and conditions set forth in this Agreement, at Closing NCC shall make the Contribution to Buyer. The Assets (including those transferred to Buyer pursuant to the Contribution) shall be, on the Closing Date, free and clear of any Liens except for Permitted Encumbrances, which Assets include, without limitation, the following:

          2.1.1. the Personal Property, including, but not limited to, those items listed on Schedule 2.1.1;

          2.1.2. the Real Property;

          2.1.3. the Franchises;

          2.1.4. the Contracts;


          2.1.5. all of Seller's proprietary information, technical information and data, machinery and equipment warranties, maps, computer discs and tapes, plans, diagrams, blueprints and schematics, including filings with the Governmental Authorities, FCC and FAA relating to the Systems (other than the materials described in Section 2.2 hereof);


          2.1.6. all payments and sums deposited or advanced by Seller to a landlord, utility, Governmental Authority or any other party as a security deposit or in exchange for initiation of a service related to the Systems ("Deposits");

          2.1.7. subject to Section 2.2.2, all books and records relating primarily to the business or operations of the Systems, including executed copies of the Contracts, customer records and all records required by any Governmental Authority to be kept, subject to the right of Seller to have such books and records made available to Seller for copying for a reasonable period, not to exceed three years from the Closing Date; and

          2.1.8. the going concern value and, subject to Section 2.2.5, any other intangible assets generated by Seller with respect to the Systems.

     2.2. Excluded Assets. The Assets shall exclude the following assets (the "Excluded Assets"):

          2.2.1. Seller's cash on hand as of the Closing Date and all other cash in any of Seller's bank or savings accounts (other than the Deposits), including, without limitation, customer advance payments and deposits; any and all bonds, surety instruments, insurance policies and all rights and claims thereunder, letters of credit or other similar items and any cash surrender value in regard thereto, and any stocks, bonds, certificates of deposit and similar investments;

          2.2.2. Any books and records that Seller is required by law to retain and any correspondence, memoranda, books of account, tax reports and returns and the like related to the Systems other than those described in
     Section 2.1.7, subject to the right of Buyer to have access to and to copy for a reasonable period, not to exceed three years from the Closing Date, and Seller's partnership books and records and other books and records primarily related to internal partnership matters and financial relationships with Seller's lenders and Affiliates, including, without limitation, those books and records relating to the Systems and listed on
     Schedule 2.2;

          2.2.3. Any claims, rights and interest in and to any refunds of federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Closing Date including, without limitation, fees paid to the U.S. Copyright Office or any chooses in action owned by Seller relating to such refunds;

          2.2.4. All programming agreements and retransmission consent agreements of Seller not listed on Schedule 3.7, including those relating to or benefiting the Systems, all of which are listed on Schedule 2.2;

          2.2.5. Subject to the Services Agreements, trademarks, trade names, service marks, service names, logos and similar proprietary rights of Seller or its Affiliates, whether or not used in the business of the Systems;

          2.2.6. Except as specifically set forth on Schedule 3.11, any Employee Plan, Compensation Arrangement or Multiemployer Plan;

          2.2.7. All rights to receive fees or services from any Affiliate of Seller arising from services provided by or to Seller prior to Closing;

          2.2.8. Any and all assets and rights of Seller unrelated to the Systems;

          2.2.9. All software relating to the customer billing system used by Seller for the Systems and listed on Schedule 2.2;

          2.2.10. Any contracts, agreements or other arrangements between Seller and any Affiliate of Seller and listed on Schedule 2.2;

          2.2.11. All choses in action of Seller arising from events or circumstances occurring prior to Closing, including, without limitation, those relating to the Systems and listed on Schedule 2.2;

          2.2.12. The Accounts Receivable;

          2.2.13. Any other cable systems owned by Seller and not included within the Assets; and

          2.2.14. The assets and contracts listed on Schedule 2.2.

     2.3. Purchase Price.

     2.3.1. The purchase price for the Purchased Assets ("Purchase Price") shall be (i) $46,250,000, as adjusted pursuant to Section 2.4 below, less (ii) the Distributed Asset Value.

     2.3.2. The Purchase Price shall be paid by Buyer at the Closing as follows:

          (a) By Buyer's subordinated promissory note to Seller in the principal amount of $6,075,000, to be paid in three equal installments, the first installment of which shall be paid on or prior to the first anniversary of the Closing Date and the second and third installments on or prior to the second and third anniversaries of the Closing Date, bearing interest at an annual interest rate of 8.0% and subject to offset as provided herein, which shall be in substantially the form attached hereto as Exhibit B ("Buyer's Note");

          (b) Pursuant to Seller's instruction to Buyer, the Holdback will be paid to the escrow agent at Closing pursuant to the Holdback Escrow Agreement; and

          (c) The balance of the Purchase Price by wire transfer in immediately available funds to Seller.

     2.3.3. All Purchase Price net proceeds shall be distributed by Seller to the partners of Seller (other than NCC) pursuant to and in accordance with the limited partnership agreement of Seller, as amended. NCC shall not be entitled to receive any payments described in Section 2.3.2 and shall be entitled to receive from Seller only the Distributed Assets, which will be contributed to Buyer on the Closing Date in exchange for Preferred Units in Buyer as provided in the Securities Purchase Agreement.

     2.4. Adjustments and Prorations.

     2.4.1. All income, expenses and other liabilities arising from the Systems up until midnight on the Closing Date ("Adjustment Time"), including franchise fees, pole and other rental charges payable with respect to cable television service, utility charges, real and personal property taxes and assessments levied against the Assets, accrued and unpaid vacation and sick pay of employees, salesperson advances, property and equipment rentals, applicable copyright or other fees, sales and service charges, Taxes (except for Taxes arising from the transfer of the Assets hereunder), and similar prepaid and deferred items and all other expenses and liabilities whether or not known as of the Closing Date, shall be prorated between Buyer and Seller in accordance with the principle that Seller shall receive the benefit of all income and shall be responsible for all expenses, costs and liabilities allocable to the ownership and conduct of the business and operations of the Systems for the period prior to the Adjustment Time, and Buyer shall receive the benefit of all income and shall be responsible for all expenses, costs and obligations allocable to the ownership and conduct of the business and operations of the Systems after the Adjustment Time. All such prorations shall be determined in accordance with generally accepted accounting principles.

     2.4.2. The Purchase Price shall be increased by an amount equal to the Deposits.

     2.4.3. The Purchase Price shall be reduced by an amount equal to (a) any customer advance payments (i.e., customer payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing) and deposits (including any interest owing thereon) related to the Systems, and
(b) any other advance payments (i.e., advertising payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing) related to the Systems, all of which are Excluded Assets.

     2.4.4. Notwithstanding the foregoing, there shall be no proration of any item of income, expense or liability that relates to any Excluded Asset or Excluded Liability.

     2.4.5. At least ten business days prior to the Closing, Seller will prepare a report with respect to the Systems (the "Preliminary Report"), showing in detail the preliminary determination of the (a) number of University Subscriber Disconnects; provided that Closing is occurring during the months of June, July or August and (b) the other adjustments referred to in this Section 2.4, calculated in accordance with such Section as of the Closing Date (or as of any other date(s) agreed to by the parties) together with (i) any documents substantiating the determination of the adjustments to the Purchase Price proposed in the Preliminary Report, and (ii) a certificate executed by Seller certifying the information contained in the Preliminary Report as being accurate and prepared in good faith. The adjustment shown in the Preliminary Report will be reflected as an adjustment to the Purchase Price payable at the Closing.

     2.4.6. Within 90 days after the Closing Date, Buyer shall prepare a report with respect to the Systems (the "Final Report"), showing in detail the final determination of any adjustments which were not calculated as of the Closing Date and containing any corrections to the Preliminary Report, together with (i) any documents substantiating the final calculation of the adjustments proposed in the Final Report, and (ii) a certificate executed by an officer of Buyer certifying the information contained in the Final Report as being accurate and prepared in good faith. Seller shall provide Buyer reasonable access during normal hours of operation to all records in its possession and control (including without limitation, all records that are necessary for Buyer's audit of the number of University Subscriber Disconnects, if any) that were used in the preparation of the Preliminary Report, relating to the Systems. If Seller shall conclude that the Final Report does not accurately reflect the adjustments and prorations to be made to the Purchase Price in accordance with this Section 2.4, Seller shall, within 30 days after its receipt of the Final Report, provide to Buyer written notice of its objections. Buyer and Seller shall use good faith efforts to jointly resolve any discrepancies within 15 days of Buyer's receipt of Seller's written notice, which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or judicial review. If Buyer and Seller cannot resolve the discrepancies to their mutual satisfaction within such 15-day period, Buyer and Seller shall, within the following 10 days, jointly designate a national independent public accounting firm to be retained to review the Final Report together with Seller's notice of objections and any other relevant documents. Such firm shall report its conclusions as to adjustments pursuant to this Section 2.4, which shall be conclusive on all parties to this Agreement and not subject to dispute or judicial review. If, after adjustment as appropriate with respect to the amount of the aforesaid adjustments paid or credited at the Closing, Buyer or Seller is determined to owe an amount to the other, the appropriate party shall pay such amount thereof to the other, within three days after receipt of such determination. The cost of retaining such independent accounting firm shall be borne equally by Buyer and

Seller; provided, however, that if such independent accounting firm concludes that the Final Report as proposed by Buyer is inaccurate, then Buyer shall bear the cost of retaining such independent accounting firm.

     2.4.7. In addition to the foregoing adjustments, the Purchase Price shall be adjusted down in an amount equal to the product of (x) $2,447 and (y) 18,638 less, if the Closing occurs prior to September 1, 2001, the number of University Subscriber Disconnects, and less the aggregate number of Subscribers in the Systems as of the Closing (to the extent that such product is a positive number).

     2.5. Assumption of Liabilities and Obligations. As of the Adjustment Time (provided Closing has occurred) and subject to applicable prorations and adjustments set forth in Section 2.4, Buyer shall assume and pay, discharge and perform only the following (collectively, the "Assumed Liabilities"): (a) all obligations and liabilities of Seller under the Governmental Authorizations and the Contracts which accrue and relate to the period after the Adjustment Time;
(b) all obligations and liabilities of Seller to all customers and advertisers of the Systems for any advance payments or deposits for which Buyer received an adjustment to the Purchase Price pursuant to Section 2.4; (c) all obligations and liabilities arising out of events occurring on or after the Closing Date related to Buyer's ownership of the Assets or its conduct of the business or operations of the Systems; and (d) the obligations and liabilities listed on
Schedule 2.5. All other obligations and liabilities of Seller (including any liabilities assumed by NCC by virtue of the Distribution) shall remain and be the obligations and liabilities solely of Seller or NCC, as appropriate (the "Excluded Liabilities").


 3. Representations and Warranties of Seller


     Seller represents and warrants to Buyer as follows:

     3.1. Organization, Standing and Authority. Seller is a limited partnership duly organized and validly existing under the laws of the State of Washington, and is qualified to conduct business as a foreign limited partnership in each jurisdiction in which the property owned, leased or operated by it and included in the Assets requires it to be so qualified. Seller has the requisite partnership power and authority (a) to own, lease and use the Assets as presently owned, leased and used by it, and (b) to conduct the business and operations of the Systems as presently conducted by it. A true and complete copy of Seller's limited partnership agreement (including all modifications and amendments thereto) has been previously delivered to Buyer. Such limited partnership agreement is in full force and effect, and legally enforceable in accordance with its terms.

     3.2. Authorization and Binding Obligation. Seller has the requisite power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to carry out and perform all of its obligations under the terms of this Agreement and the Transaction Documents to which it is a party. Except for the approval of a majority in interest of the limited partners of Seller, all partnership action by Seller necessary for the authorization, execution, delivery and performance by it of this Agreement and the Transaction Documents to which it is a party have been taken. This Agreement has been, and each Transaction Document to which Seller is a party, when executed will be, duly executed and delivered by Seller, and this Agreement constitutes, and the Transaction Documents to which Seller is a party, when executed and delivered will constitute, the valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     3.3. Absence of Conflicting Agreements. Subject to obtaining the Consents listed on Schedule 3.8 and the approval of a majority in interest of the limited partners of Seller, the execution, delivery and performance of this Agreement and the Transaction Documents to which Seller is a party, by Seller will not:
(a) violate the certificate of limited partnership and limited partnership agreement, as amended, of
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

Seller; (b) violate any Legal Requirement applicable to Seller, or the Assets or Systems; or (c) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or permit or result in a termination, suspension, modification or acceleration of any performance required by the terms of, any Franchise or material Governmental Authorization or material Contract.

     3.4. Governmental Authorizations. Schedule 3.4 lists all Franchises and material Governmental Authorizations that are used or held for use in connection with the ownership and operations of the Systems. True and complete copies of such Governmental Authorizations (together with any and all material correspondence to or from a Governmental Authority relating thereto) have been delivered to Buyer. Except as listed on Schedule 3.4, each of the Franchises and, to the Knowledge of Seller, the other material Governmental Authorizations is valid and in full force and effect in accordance with its terms. No proceedings or, to the Knowledge of Seller, investigations are pending or, to the Knowledge of Seller, threatened, to revoke, suspend, modify, terminate or cancel any of the Governmental Authorizations. Except as listed on Schedule 3.4, the Seller and the operations of the Systems by Seller are in compliance with the material terms and conditions of such Governmental Authorizations, and neither Seller nor, to the Seller's Knowledge, any third party, is in default thereunder. No event or circumstance exists that with the passage of time or giving of notice would result in a material default under any Governmental Authorizations. Since January 1, 2001, Seller has not received any notice of suspension, cancellation or termination of any of the Governmental Authorizations from any other party thereto. The Governmental Authorizations listed on Schedule 3.4 (i) are all of the material Governmental Authorizations necessary to operate the Systems as they are currently being operated, and (ii) reflect all of the material non-statutory commitments and obligations of Seller to the applicable Governmental Authority. With respect to the Franchises listed on Schedule 3.4, such Schedule lists the area covered by such Franchise, whether such Franchise is still in effect and, if so, the remaining term thereunder, the approximate number of customers covered by such Franchise, the date the Section 626 notice was filed, if applicable, the franchise fee payable thereunder, and whether any Consent is required thereunder to transfer such Franchise or control thereof to Buyer.


     3.5. Real Property.



     3.5.1. Schedule 3.5 contains a list (categorized by System) of the parcels of Real Property owned by Seller ("Owned Real Property") which Schedule also sets forth the location (including street address if available) and use of each such parcel. Except as set forth on Schedule 3.5, Seller has good, marketable and indefeasible fee simple title to each such parcel of Owned Real Property and all buildings, structures and other improvements thereon, in each case free and clear of all Liens other than Permitted Encumbrances.



     3.5.2. Schedule 3.5 contains a list (categorized by System) of the leases under which Seller is lessee of any Real Property ("Real Property Leases") which Schedule sets forth the owner thereof and the location (including street address if available) and use of each such leased premises. True and complete copies of all written Real Property Leases listed in Schedule 3.5 have been delivered to Buyer. Except as set forth on Schedule 3.5, such leases are free and clear of all Liens other than Permitted Encumbrances.



     3.5.3. Schedule 3.5 contains a list of all other material Real Property interests held by Seller in the operation of the Systems, which list constitutes all of the material Real Property interests used by Seller in the operation of the Systems.



     3.5.4. Each parcel of Owned or leased Real Property, each parcel of Real Property that is the subject of a Real Property Lease, and any improvements thereon (i) has access to and over public streets or private streets for which Seller has a valid right of ingress and egress, (ii) conforms in its current use and occupancy to all material zoning requirements without reliance upon a variance issued by a Governmental Authority or a classification of the parcel in question as a nonconforming use, and (iii) conforms in its current use to all restrictive covenants, if any affecting all or part of such parcel.


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


     3.5.5. To Seller's Knowledge (subject to the qualification that it has not conducted any surveys of the Real Property), all buildings and improvements on each parcel of Real Property are situated solely within the boundaries of such Real Property and do not encroach on the property of third Persons.



     3.5.6. Seller has no Knowledge that any portion of the Real Property is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Authority, with or without payment therefor.



     3.6. Personal Property. Seller has, or will have on the Closing Date, good title to all Personal Property owned by Seller (and valid and enforceable rights to use all Personal Property leased to Seller), and as of the Closing Date none of the Personal Property will be subject to any Liens, except for Permitted Encumbrances. Except with respect to the amplifier upgrade process that is more specifically addressed in Section 5.20 ("Amplifier Upgrade Process"), and except as set forth in Schedule 3.6, the Personal Property is in good operating condition and repair (subject to normal wear and tear). Except for the Excluded Assets, the Assets constitute all assets necessary to operate the Systems substantially as they are currently being operated, and in substantial compliance with the Franchises and, to Seller's Knowledge, all other applicable Legal Requirements. All of the buildings, towers, antenna, fixtures and improvements owned or leased by Seller and included in the Assets, and all heating and air conditioning equipment, plumbing, electrical and other mechanical facilities and the roof, walls and other structural components of the real property which are part of, or located in such buildings, towers, antenna or improvements that are owned or leased by Seller and included in the Assets, have been maintained in a manner consistent with good engineering practice (ordinary wear and tear excepted).



     3.7. Contracts. Schedule 3.7 lists all pole attachment and conduit agreements, subscription agreements with commercial customers for cable services provided by the Systems, retransmission consent agreements and other Contracts, written or oral (including any amendments and other modifications thereto) to which Seller is a party and that relate to the Assets or the business or operations of the Systems (other than the Governmental Authorizations, contracts relating to Real Property listed on Schedule 3.5 and any Contracts that are Excluded Assets) except for: (a) subscription agreements with individual households for the cable services provided by the Systems; (b) oral employment contracts and miscellaneous service contracts terminable at will on not more than ninety (90) days notice without penalty; and (c) other Contracts not involving liabilities under such Contracts exceeding, in the aggregate, $20,000. Seller has delivered to Buyer true and complete copies of all written Contracts disclosed on Schedule 3.7. All of the Contracts listed on Schedule 3.7 are valid and binding and in full force and effect and legally enforceable in accordance with their terms upon the other parties thereto. There is not under any Contract listed on Schedule 3.7 any breach or default by Seller or, to the Knowledge of Seller, any other party thereto, and Seller and, to the Knowledge of Seller, the other party thereto is in material compliance with the terms of such Contract. No event or circumstance exists that with the passage of time or giving of notice would result in a material default by Seller or, to Seller's Knowledge, any third party. Since January 1, 2001, except as set forth on Schedule 3.7, Seller has not received any notice of cancellation or termination of any of the Contracts listed on Schedule 3.7. No Person upon whose property is located any portion of the Systems has informed Seller of any intent to challenge the continued location, maintenance, installation or operation of such portion of the Systems. To the Knowledge of Seller, except as set forth on Schedule 3.7, each of the pole attachment agreements properly reflect all of the poles to which Seller has made attachments.



     3.8. Consents. Except for the Consents described in Schedule 3.8 (other than any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as temporary authorization is available to Buyer under FCC rules with respect thereto), no Consent is required for Seller or NCC to be able to consummate this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby.


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     3.9. Information on Systems.



     3.9.1. Schedule 3.9 lists as of January 1, 2001: (a) the approximate number of dwellings passed by each System (distinguishing between single family homes and multiple dwelling units); (b) the total number of customers served by each of the Systems at the end of the preceding four months, including a breakdown by System of the number of Discounted Subscribers and customers in multiple dwelling units and others who obtain service on a "bulk rate" basis, as set forth in Seller's internal billing reports; (c) as measured at the end of the plant of a System, the currently activated bandwidth capacity of each System specified in MHz, (d) the number of channels activated throughout each System (i.e., over 100% of the plant miles); (e) the channel line-up for each System;
(f) the approximate number of aerial and underground miles of plant included in the Assets, (g) the rate card for each System, including a description of the Basic Cable Service, Expanded Basic Service and pay TV available from each System, and (h) the cities, towns, villages, boroughs and counties served by each System.



     3.9.2. The rates charged as of the date of this Agreement to customers for each class of service and categories of customers for the Systems are set forth in Schedule 3.9.



     3.9.3. Each System duly and properly carries and delivers the respective channels indicated in Schedule 3.9. Seller has obtained all required FCC clearances for the operation of the Systems in all necessary aeronautical frequency bands.



     3.9.4. Seller has made available to Buyer true and complete copies of all existing system engineering drawings and "as built" maps with respect to the Systems that are in the possession or control of Seller and that have been requested by Buyer or its representatives for review.



     3.9.5. Except as listed on Schedule 3.9, no third party (except for nationally recognized providers of direct broadcast or direct to home satellite services) (i) is currently providing wireline or wireless cable television service, multi-point microwave distribution services or other video programming services which compete with the services offered by the Systems (collectively, "Competing Services") within any of the areas currently served or authorized to be served by any of the Systems or has taken any overt action evidencing an intention to provide Competing Services within any of the areas currently served or authorized to be served by any of the Systems, (ii) has been granted or to the Knowledge of Seller, filed a formal application to be granted or applied for a franchise which would allow it to provide any Competing Services in any of the communities or unincorporated areas currently served or authorized to be served by the Systems, (iii) has taken any overt action to commence any overbuild operations in any of the communities or unincorporated areas currently served, or (iv) to Seller's Knowledge is intending to provide any Competing Services in such areas or plans to commence any overbuild operations in such communities or areas.



     3.10. Financial Statements. Schedule 3.10 contains true and complete copies of the unaudited statements of income for the Systems for the period from January 1, 1998 through March 31, 2001 (the "Systems' Financial Statements"). The Systems' Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, are in accordance with the books and records of Seller and present fairly in all material respects the Systems', results of operations for the period(s) then ended. Without limiting the foregoing, the statements of income included in the Financial Statements reflect in all material respects at fair market value all goods and services provided by Seller and its Affiliates with respect to the ownership and operation of the Systems. The statements of income included in the Financial Statements properly reflected expenses for all material liabilities for the period(s) then ended. Seller has previously provided to Buyer a true and accurate list of the adjusted tax basis as of December 31, 2000, of the Assets.
Schedule 3.10 also sets forth a true and accurate list of the capital expenditures (broken down by System and by project within each System) and working capital expended by Seller with respect to the Systems for the first calendar quarter of 2001.



     3.11. Employee Benefit Plans.



     3.11.1. All of Seller's Employee Plans and Compensation Arrangements providing benefits to employees of the Systems as of the date of this Agreement are listed in Schedule 3.11, and copies of any

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

such Employee Plans and Compensation Arrangements (or related insurance policies) and any amendments thereto have been made available to Buyer, along with copies of any currently available employee handbooks or similar documents describing such Employee Plans and Compensation Arrangements. Except as disclosed in Schedule 3.11, there is not now in effect or to become effective after the date of this Agreement and until the Closing Date, any new Employee Plan or Compensation Arrangement or any amendment to an existing Employee Plan or Compensation Arrangement which will affect the benefits of employees or former employees of the Systems.


     3.11.2. Each of Seller's Employee Plans and Compensation Arrangements has been administered without material exception in compliance with its own terms and, where applicable, with ERISA, the Code, the Age Discrimination in Employment Act and any other applicable federal or state laws.



     3.11.3. None of the Seller's Employee Plans or Compensation Arrangements is subject to Title IV of ERISA (including, without limitation, any Multiemployer
Plan), and neither Seller nor any entity that is treated as a single employer with Seller, determined under Section 414(b), (c), (m), or (o) of the Code, has incurred any liability under Title IV of ERISA which remains unsatisfied as of the Closing Date.



     3.11.4. Seller is not a party to any contract, agreement, plan or arrangement covering any employee that, individually or collectively, would give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.



     3.12. Labor Relations. Schedule 3.12 lists the names and dates of hire of all persons employed by Seller directly and principally in connection with the operation of the Systems. Seller is not a party to or subject to any collective bargaining agreements with respect to the Systems. Seller has no written or oral contracts of employment with any employee of the Systems, other than oral employment agreements terminable at will without penalty.



     3.13. Taxes, Returns and Reports. All federal, state and local tax returns required to be filed by Seller through the date hereof in connection with the ownership and operation of the Systems with respect to any taxes have been filed. Except as set forth in Schedule 3.13, all Taxes which are due and payable have been paid or are being contested in good faith by appropriate proceedings, and no liability exists for deficiencies that affect the Systems or Assets. A list of such contested taxes is set forth on Schedule 3.13. There are no tax audits pending nor outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state or local income tax return for any period. Seller has received no notice of any tax deficiencies having been determined or proposed tax assessments being charged against Seller.



     3.14. Claims and Legal Actions. Except as set forth in Schedule 3.14, and except for (i) any investigations and rule-making proceedings affecting the cable industry generally, and (ii) routine collection actions with respect to the payment by customers for services rendered by the Systems, there is no Litigation in progress or, to Seller's Knowledge, pending or threatened, or any Judgment against or relating to the Assets or the business or operations of the Systems or that would hinder or prohibit either the Distribution or the Contribution.



     3.15. Environmental Matters. Except as disclosed in Schedule 3.15, Seller has not generated, used, transported, treated, stored, released or disposed of, or suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance with respect to the Assets or its ownership or operation of the Systems in violation of any Environmental Laws;
(ii) there has not been any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with Seller's ownership or use of the Assets, the operation of the Systems or on, in or under any property or facility used, owned or leased by Seller with respect to its operation of the Systems or to Sellers' Knowledge, any adjacent properties or facilities, which has created or might reasonably be expected to create any liability under any Environmental Laws or which would require reporting to or notification of any Governmental Authority; (iii) no friable asbestos or polychlorinated biphenyl, and no underground storage tank, is contained in or located on or under any property or facility owned, used or leased by Seller with respect to its operation of the Systems; (iv) any Hazardous Substance handled or


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dealt with in any way with respect to the Assets or Seller's operations of the
Systems has been and is being handled or dealt with in compliance with all Environmental Laws, (v) Seller is not subject to any Judgment or other arrangement with any Governmental Authority or any indemnity or other agreement with any Person relating to any Environmental Law or Hazardous Substance and
(vi) there are no other circumstances or conditions involving Seller that could reasonably be expected to result in any claim, liability, investigation, cost or restriction on the ownership, use or transfer of the Assets pursuant to any Environmental Law.


     3.16. Compliance with Laws.



     3.16.1. The ownership, leasing and use of the Assets as they are currently owned, leased and used and the operation of the Systems as they are currently conducted and operated do not violate or infringe in any material respect any Legal Requirements currently in effect including (a) the Copyright Act and applicable rules and regulations of the U.S. pertaining to the Copyright Office;
(b) the Communications Act including provisions thereof pertaining to signal leakage; (c) the must-carry and retransmission consent provisions of the Cable Act as they relate to the Systems; and (d) all other applicable Legal Requirements relating to the construction, maintenance, ownership and operation of the Assets and the Systems, including Legal Requirements pertaining to utility pole make ready and to grounding and bonding of cable television systems (in each case as the same is currently in effect). Except as disclosed on
Schedule 3.16, neither NCC nor Seller has received any notice of violation by Seller or NCC of any Legal Requirement applicable to Seller's or NCC's operation of the Systems as currently operated, and to its Knowledge, no Person has alleged any such violation.



     3.16.2. Except as listed on Schedule 3.16, all Franchises are in full force and effect, and a valid request for renewal has been duly and timely filed under
Section 626 of the Communications Act with the proper Governmental Authority with respect to all Franchises that have expired or will expire within thirty months after the date of this Agreement.



     3.16.3. Seller has deposited with the U.S. Copyright Office all statements of account and other documents and instruments, and has paid all royalties, supplemental royalties, fees and other sums to the U.S. Copyright Office under the Copyright Act with respect to the business and operations of the Systems as are required to obtain, hold and maintain the compulsory license for cable television systems prescribed in Section 111 of the Copyright Act. Neither Seller nor NCC has received notice of any inquiry, claim, action or demand pending, or threatened, before the U.S. Copyright Office or from any other Person which questions the copyright filings or payments made by Seller with respect to the Systems. Complete and correct copies of all current reports and filings for the last six reporting periods, made or filed by Seller pursuant to the Copyright Act and the rules and regulations of the U.S. Copyright Office with respect to Seller's operation of the Systems, have been delivered to Buyer.



     3.16.4. Except as set forth in Schedule 3.16, (a) neither Seller nor NCC has received any written notices or demands from the FCC, from any television station, or from any other Person or Governmental Authority (i) challenging the right of the Systems to carry any television broadcast station or deliver the same or (ii) claiming that any System has failed to carry a television broadcast station required to be carried pursuant to the Communications Act or has failed to carry a television broadcast station on a channel designated by such station consistent with the requirements of the Communications Act; (b) all necessary FAA and FCC approvals have been obtained with respect to the height and location of towers used in connection with the operation of the Systems, and such towers are being operated in compliance with applicable FCC and FAA rules; (c) neither Seller nor NCC has received notice from any Governmental Authority with respect to an intention to enforce customer service standards pursuant to the Cable Act; and (d) neither Seller nor NCC has agreed with any Governmental Authority to establish customer service standards that materially exceed the FCC standards promulgated pursuant to the Cable Act.



     3.16.5. Except as disclosed on Schedule 3.16, each System is in compliance with the provisions of the Cable Act as such Legal Requirements relate to the rates and other charges of the Systems, and Seller has used reasonable good faith efforts to establish rates charged to subscribers, effective since January 1,

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1999, that are or were allowable under the Cable Act and any authoritative interpretation thereof now or then in effect, for each System to the extent such rates (on any tier) are presently subject to regulation or, as of the date such rates were implemented, were subject to regulation, by any Governmental Authority. The Systems qualify as small systems pursuant to Section 76.934 of the FCC's rules. Seller has delivered to Buyer complete and correct copies of all FCC Forms 1230 and, if any, 1235 and 1240, filed by Seller with respect to the Systems, copies of all other FCC Forms filed by Seller and of all correspondence with any Governmental Authority relating to rate regulation generally or specific rates charged to subscribers with respect to the Systems, including copies of any pending complaints filed with the FCC (of which Seller has received notice) with respect to any rates charged to subscribers of the Systems, and any other documentation supporting an exemption from the rate regulation provisions of the Cable Act claimed by Seller with respect to any of the Systems. Seller has not made any election with respect to any cost of service proceeding conducted in accordance with Part 76.922 of Title 47 of the Code of Federal Regulations or any similar proceeding with respect to any of the Systems. Schedule 3.16 also lists all Governmental Authorities that are certified to regulate the Systems' rates for Basic Cable Service.

     3.16.6. Notwithstanding the foregoing, Seller makes no representation or warranty with respect to the effect of the cable television industry-wide dispute concerning music licensing fees.

     3.17. Conduct of Business in Ordinary Course. Except as set forth on
Schedule 3.17, since January 1, 2001, Seller has conducted the business and operations of the Systems only in the ordinary course, consistent with past practice and has not:

          (a) made any sale, assignment, lease or other transfer of assets used or usable in connection with the Systems other than in the ordinary course of business, consistent with past practice;

          (b) made or promised any increase in the salary or other compensation payable or to become payable to System employees other than increases not in excess of 5% of the applicable employee's base salary or as contemplated under any employment Contract currently in effect, true and complete copies of which have been delivered to Buyer;

          (c) experienced any occurrence or been involved in any transaction which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

          (d) incurred any obligation or liability other than in the normal course of business.

     3.18. Bonds, Insurance and Letters of Credit. Each insurance policy, performance bond and letter of credit required (including the amount of any such bond or letter of credit) to be maintained, or which is maintained covering the property comprising the Systems and the Assets is set forth in Schedule 3.18. Each such policy, letter of credit and bond is current and, to Seller's Knowledge, in full force and effect. Seller has received no notice of default under or intended cancellation or nonrenewal of any such policy, letter of credit or bond. Seller has not failed to give any material notice or present any material claim under any insurance policy or bond in a due and timely manner, nor has Seller made a material claim under any insurance policy or bond or requested the insurer to defend Seller under a duty to defend provision which coverage the insurer denied. There are no pending or to Seller's Knowledge threatened requests to make a draw under any such letter of credit. During the past three (3) years, no application for any insurance, letter of credit or bond with respect to the Assets or the Systems has been denied to Seller for any reason. Seller will continue to maintain in effect up to the Adjustment Time those bonds, letters of credit and insurance policies in connection with the Systems as may be required. During such period, Seller will not take any action or refrain from taking any commercially reasonable action with respect to such bonds, letters of credit or insurance policies which would adversely affect the insurability of the Assets or the Systems.

     3.19. Transactions with Affiliates and Employees. There is no Contract or other arrangement of any kind entered into by Seller or any Affiliate of Seller with respect to any of the Systems with any employee, Affiliate or partner of Seller which will be an Assumed Liability except for the Management Agreement, the Services Agreements or as listed on Schedule 3.7.

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

     3.20. Good Title following Distribution and Contribution. As of the Closing Date and after giving effect to the Distribution and Contribution, Buyer will have good and marketable title to the Assets, free and clear of all Liens except for Permitted Encumbrances.

     3.21. Disclosures. No representation or warranty by Seller in this Agreement or any Transaction Document to which Seller is a party or schedule or exhibit, or any statement, list or certificate furnished or to be furnished by Seller hereunder or thereunder, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

 3A. Representations and Warranties of NCC

     NCC represents and warrants to Buyer, solely on its own behalf and not in its capacity as general partner or on behalf of Seller, as follows (the "NCC Representations"):

     3A.1. Organization, Standing and Authority. NCC is a corporation duly incorporated and validly existing under the laws of the State of Washington, and is qualified to conduct business as a foreign corporation in the State of Mississippi. NCC has the requisite corporate power and authority to effect the Distribution and Contribution. NCC is a wholly-owned subsidiary of Northland Telecommunications Corporation, a Washington corporation, and is the managing general partner of Seller.

     3A.2. Authorization and Binding Obligation. NCC has the requisite power and authority to execute and deliver this Agreement and to carry out and perform all of its obligations under the terms of this Agreement. All corporate action by NCC necessary for the authorization, execution, delivery and performance by it of this Agreement have been taken. This Agreement has been duly executed and delivered by NCC, and this Agreement constitutes the valid and legally binding obligation of NCC enforceable against it in accordance with its terms, except
(a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     3A.3. Absence of Conflicting Agreements. The execution, delivery and performance of this Agreement by NCC will not: (a) violate the charter or by-laws of NCC; (b) violate any Legal Requirement applicable to NCC; or (c) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or permit or result in a termination, suspension, modification or acceleration of any performance required by the terms of, any Franchise or material Governmental Authorization or material Contract to which NCC is a party or subject.

     3A.4. Transactions with Affiliates and Employees. There is no Contract or other arrangement of any kind entered into by NCC or any Affiliate (other than Seller) with respect to any of the Systems with any employee, Affiliate or partner of NCC which will be an Assumed Liability except for the Management Agreement, the Services Agreements or as listed on Schedule 3A.4.

 4. Representations and Warranties of Buyer

     Buyer represents and warrants to Seller as follows:

     4.1. Organization, Standing and Authority. Buyer is a limited liability company, duly formed and validly existing under the laws of the State of Delaware. Buyer has the requisite power and authority to execute and deliver this Agreement and the Transaction Documents and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer hereunder and thereunder.

     4.2. Authorization and Binding Obligation. Buyer has full power and authority to execute and deliver this Agreement and the Transaction Documents and to carry out and perform all of its obligations

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

under the terms of this Agreement and the Transaction Documents. All company action by Buyer necessary for the authorization, execution, delivery and performance by Buyer of this Agreement and the Transaction Documents has been taken. This Agreement has been, and each Transaction Document when executed will be, duly executed and delivered by Buyer and this Agreement constitutes, and each Transaction Document when executed and delivered will constitute, the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     4.3. Absence of Conflicting Agreements. Subject to obtaining the Consents listed on Schedule 3.8, the execution, delivery and performance of this Agreement by Buyer will not: (a) require the consent, approval, or authorization of, or declaration to or filing with any Governmental Authority or Person; (b) violate the governing documents of Buyer; (c) violate any Legal Requirement or Judgment applicable to Buyer; or (d) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license or permit to which Buyer is a party or by which Buyer may be bound, such that Buyer could not perform hereunder and acquire or operate the Assets.

     4.4. Buyer Qualification. Upon receipt of the Consents by Closing, Buyer knows of no valid reason why it cannot, as of Closing, become the franchisee pursuant to the Franchises and has, or will have at Closing, the requisite qualifications to own and operate the Systems.

 5. Covenants of the Parties

     5.1. Conduct of the Business of the Systems. Except as contemplated by this Agreement, disclosed on Schedule 5.1 or with the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed), between the date hereof and the Closing Date, Seller shall:

          5.1.1. (i) operate the Systems in the ordinary course of business in accordance with past practices (including but not limited to completing line extensions, placing conduit or cable in new developments, fulfilling installation requests and disconnection orders, continuing work on existing construction projects) and in compliance with the terms of the Franchises and Governmental Authorizations and all applicable Legal Requirements, (ii) make operating and capital expenditures in the ordinary course and in accordance with past practices, and (iii) to the extent consistent with such operation, use its commercially reasonable efforts to (w) preserve the current business organization of the Systems intact, including preserving existing relationships with Governmental Authorities, suppliers, customers, and others having business dealings with the Systems, unless Buyer requests otherwise in writing, (x) keep available the services of the System employees, (y) continue normal marketing, advertising, and promotional expenditures with respect to the Systems consistent with past practices; and (z) subject to Section 5.20, maintain inventories of equipment and supplies at historic levels;

          5.1.2. maintain (i) the tangible Assets in good operating condition and repair, ordinary wear excepted, (ii) in full force and effect, using its commercially reasonable efforts, the Franchises, Governmental Authorizations and material Contracts, except with respect to Contracts expiring by their terms, and (iii) in full force and effect all currently effective policies of insurance with respect to such Assets and the operation of the Systems, in such amounts and with respect to such risks as are currently maintained for the Systems;

          5.1.3. maintain its books, records, and accounts with respect to the Assets and the operation of the Systems in the usual, regular, and ordinary manner on a basis consistent with past practices;

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

          5.1.4. promptly deliver to Buyer true and complete copies of all monthly and quarterly financial statements and operating reports and any reports with respect to the operation of the Systems regularly prepared by or for Seller at any time from the date hereof until Closing, and any other similar materials that Buyer may reasonably request;

          5.1.5. upon reasonable request, furnish to Buyer, its financing sources, and its counsel, accountants and other representatives, (i) such financial, operational and other information, books and records as may exist concerning the Assets and the Systems, and (ii) full access, during normal business hours in a manner that minimizes interference with the operation of such Systems, to the Systems' personnel, Assets and premises; provided that no investigation by or knowledge of Buyer or its representatives shall affect or limit the scope of any of the representations and warranties of Seller or NCC in this Agreement or limit the liability of Seller or, with respect to the NCC Representations, NCC for any breach of such representations and warranties;

          5.1.6. not amend, modify, terminate, renew, extend, suspend, or abrogate any Contract, Franchise, interest in Real Property or Governmental Authorization, or enter into any new Contract (which would bind Buyer after the Closing Date), other than in the ordinary course of business consistent with past practices and where such new contracts would not result in a liability or obligation of Buyer exceeding $100,000 in the aggregate;

          5.1.7. not sell, assign, lease or otherwise dispose of or transfer any of the Assets, except for assets consumed or disposed of in the ordinary course of business, where no longer used or useful in the business or operations of the Systems or in conjunction with the acquisition of replacement property of equivalent kind and value;

          5.1.8. not change the compensation or benefits payable, or to become payable, to the System employees, except in the ordinary course of business consistent with past practices;

          5.1.9. not solicit any offer or conduct discussions with any other Person relating to a sale of all or any substantial part of the Assets;

          5.1.10. not fail to pay on a timely basis, in accordance with past practices, its accounts payable and other debts relating to the Assets and Systems; provided, however, that nothing herein shall be deemed to preclude the contesting in good faith of any accounts payable or other debts;

          5.1.11. not accept or arrange for any equity capital or other financing for Seller or any Affiliate from any Person other than by or through Buyer or its lenders which may be used, directly or indirectly, to acquire any material portion of the Assets or the Systems ("Alternative Financing") or discuss or provide any Person any information in connection with any Alternative Financing;

          5.1.12. not create, assume or permit to exist any Lien on the Assets, except for Permitted Encumbrances; and

          5.1.13. subject to the scheduled rate increases set forth on Schedule
     5.1 or as required by Legal Requirements, not change customer rates for any tier of service or charges for remotes or installation, or change billing, disconnect or marketing practices (other than customary marketing practices conducted in the ordinary course of business).

     5.2. Access to Information. Seller shall allow Buyer and its authorized representatives reasonable access upon reasonable advance notice and at Buyer's expense during normal business hours to the Assets and to all other properties, equipment, books, records, Contracts and documents relating to the Systems for the purpose of inspection, and furnish or cause to be furnished to Buyer or its authorized representatives all information ordinarily prepared by Seller and available with respect to the affairs and business of the Systems as Buyer may reasonably request, it being understood that the rights of Buyer hereunder shall not be exercised in such a manner as to unreasonably interfere with the operations of Seller's business.

     5.3. Confidentiality. Each party shall keep secret and hold in confidence for a period of three years following the date hereof, any and all information relating to the other party that is proprietary to such

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other party, other than the following: (a) information that has become generally available to the public other than as a result of a disclosure by such party in breach of this Agreement; (b) information that becomes available to such party or an agent of such party on a nonconfidential basis from a third party having, to the recipient's knowledge, after inquiry, no obligation of confidentiality to a party to this Agreement; (c) information that is required to be disclosed by applicable law, judicial order or pursuant to any listing agreement with, or the rules or regulations of, any securities exchange on which securities of such party or any such affiliate are listed or traded; and (d) disclosures made by any party as shall be reasonably necessary in connection with obtaining the Consents; provided, however, that with respect to any such proprietary information relating to the Systems, Buyer's obligations hereunder shall terminate upon the earlier of Closing or one year following the date hereof. In connection with disclosure of confidential information under (c) and (d) above, the disclosing party shall give the other party hereto timely prior notice of the anticipated disclosure and the parties shall cooperate in designing reasonable procedural and other safeguards to preserve, to the maximum extent possible, the confidentiality of such material. Buyer hereby acknowledges Seller's public filing obligations with respect to the solicitation of the approval of a majority in interest of Seller's limited partners to the consummation of the transactions contemplated hereby.

     5.4. Publicity. Neither party hereto will issue any press release or otherwise make any public statement with respect to this Agreement, any Transaction Document and the transactions contemplated hereby or thereby without the prior consent of the other, except as may be required by applicable laws, in which event the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, Buyer acknowledges and agrees that this Agreement and the transactions contemplated hereby will be disclosed in Seller's proxy statement filed with the Securities and Exchange Commission and distributed to all partners of Seller.

     5.5. Premerger Notification. Buyer and Seller agree that as soon as practicable, but no later than 45 days after the date of this Agreement, Buyer and Seller shall each make any and all filings which are required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") with respect to the transactions contemplated hereby. The parties shall each furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of necessary filings or submissions pursuant to the provisions of the HSR Act. Subject to the last sentence of Section 5.6, if the Federal Trade Commission ("FTC") or the Department of Justice ("DOJ") requests additional information from the parties or imposes any condition upon the transactions contemplated hereby, the parties will cooperate with each other, the FTC and the DOJ.

     5.6. Consents. Following the execution hereof, Seller shall promptly, but in no event later than 20 days after the date of this Agreement, make such applications to the Governmental Authorities and Persons for the Consents described on Schedule 3.8, and shall otherwise use its commercially reasonable efforts to obtain such Consents as expeditiously as possible. In no event shall Seller or Buyer be required, as a condition of obtaining such Consents, to expend any monies on, before or after the Closing Date (other than professional fees and expenses typically incurred in connection with the efforts to obtain such Consents), or to offer or grant any accommodations or concessions materially adverse to Seller or Buyer, as appropriate, or to engage in litigation or other adversarial proceedings. Buyer shall use its commercially reasonable efforts to promptly assist Seller and shall take such prompt and affirmative actions as may reasonably be necessary in obtaining such Consents and shall cooperate with Seller in the preparation, filing and prosecution of such applications as may reasonably be necessary, including, without limitation, making management and other personnel of Buyer available to assist in obtaining such Consents. The parties agree to use commercially reasonable efforts to obtain the Consents in a form and substance reasonably satisfactory to Buyer, provided, however, that Seller shall afford Buyer the opportunity to review, approve and revise the general form in which said Consents will be requested, prior to delivery to the parties for which such general form has been prepared. Seller shall not agree to any adverse change or modification to, or any conditions to the transfer of, any Consent or Governmental Authorization as a condition to obtaining any Consent unless Buyer shall have otherwise previously consented (which shall not be unreasonably withheld); provided, however, that Buyer, and not Seller shall bear the cost and expense of any conditions imposed by Governmental Authorities on Franchise transfers to which Buyer has consented. Buyer acknowledges that Governmental Authorities and third-parties to Contracts may impose bond, letter of credit, indemnity and insurance requirements as a condition to giving their consent to assignment or transfer thereof. Buyer agrees that it shall not, without the prior written consent of Seller (which may be withheld at Seller's sole discretion), seek amendments or modifications to Franchises or Contracts that would adversely affect Seller or Seller's operation of the Systems prior to Closing. Buyer shall, at Seller's request, promptly furnish Seller with copies of such documents and information with respect to Buyer, including financial information and information relating to the cable and other operations of Buyer and any of its affiliated or related companies, as Seller may reasonably request in connection with the obtaining of any of the Consents or as may be reasonably requested by any Person in connection with any Consent. Notwithstanding anything to the contrary contained in this Section 5.6, Seller's obligations hereunder with respect to pursuing any Consent shall be fully satisfied with respect to: (a) the transfer of pole attachment or conduit contracts, if Buyer has executed a new contract with the respective pole company or if such pole company has indicated in writing that it is willing to execute a new contract with Buyer on terms substantially the same as the current terms thereof; and (b) the transfer of railroad crossing permits or contracts, if Buyer has executed a new permit or contract with the respective railroad company or if such railroad company has indicated in writing that it is willing to execute a new permit or contract with Buyer on terms substantially the same as the current terms thereof. Nothing in this Agreement shall be construed to require Buyer to consummate the transactions contemplated by this Agreement or the Transaction Documents if any Consent by the FCC, FTC or DOJ would require that it or any of its Affiliates (i) divest or hold separate any of its assets existing as of the date hereof or (ii) otherwise take or commit to take any action that limits its freedom of action in any material respect with respect to any of its businesses, product lines or assets existing as of the date hereof.

     5.7. Taxes, Fees and Expenses. Buyer and Seller shall share equally all Taxes and fees, filing fees, recordation fees and application fees, if any, arising out of the transactions contemplated herein including, without limitation, (i) the filing fees for premerger notification under the HSR Act, if applicable, (ii) the fees associated with obtaining title insurance and surveys pursuant to Section 5.12 hereof, and (iii) the expenses associated with any franchise extensions required pursuant to Section 5.19 hereof. Each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement and the Transaction Documents, including all fees and expenses of counsel, accountants, agents and other representatives.

     5.8. Brokers. Each of Buyer and Seller represents and warrants that neither it nor any person or entity acting on its behalf has incurred any liability for any finders' or brokers' fees or commissions in connection with the transaction contemplated by this Agreement, except that Seller has retained Daniels & Associates, L.P., whose fees shall be paid by Seller. Buyer agrees to defend, indemnify and hold harmless Seller against any fee, commission, loss or expense arising out of any claim by any broker or finder employed or alleged to have been employed by Buyer or any Affiliate, and Seller agrees to defend, indemnify and hold harmless Buyer against any fee, commission, loss or expense arising out of any claim by Daniels & Associates, L.P. or any other broker or finder employed or alleged to have been employed by Seller or any Affiliate.

     5.9. Risk of Loss. The risk of loss, damage or destruction to the Systems from fire, theft or other casualty or cause shall be borne by Seller at all times up to the Adjustment Time. In the event that any such loss or damage shall be sufficiently substantial so as to preclude and prevent resumption of normal operations of any of the Systems by a date that is at least 20 days prior to any scheduled Closing Date, Seller shall immediately notify Buyer in writing of its inability to resume normal operations or to replace or restore the lost or damaged property, and Buyer at any time within 10 days after receipt of such notice, may propose by written notice to Seller to either (i) waive such defect and proceed toward consummation of the transaction in accordance with terms of this Agreement, or (ii) terminate this Agreement. If Buyer proposes to so terminate this Agreement, then this Agreement shall be deemed to be terminated and all parties shall stand fully released and discharged of any and all obligations hereunder. If Buyer proposes to

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consummate the transactions contemplated by this Agreement notwithstanding such loss or damage and does so, at Closing all insurance proceeds payable as a result of the occurrence of the event resulting in such loss or damage shall be delivered by Seller to Buyer, or the rights thereto shall be assigned by Seller to Buyer if not yet paid over to Seller, and Seller also shall contribute to Buyer in immediately available funds an amount equal to the difference between the amount of such insurance proceeds and the full replacement cost of such damaged or lost Assets of Systems. If Seller delivers the insurance proceeds to Buyer, such delivery will not be considered a capital contribution to Buyer on the part of NCC but rather a payment in satisfaction of Seller's obligation hereunder.

     5.10. Employee Benefit Matters.

     5.10.1. It is clearly understood that Buyer has no obligation to employ any of Seller's employees employed at the Systems and that Seller shall be responsible for and shall cause to be discharged and satisfied in full all amounts owed to any employee, including, without limitation, wages, salaries, any employment, incentive, compensation or bonus agreements or other benefits (other than accrued vacation, which Buyer will honor pursuant to Section 5.10.4) or payments on account of termination. Buyer, which as noted above has no obligation to hire any of Seller's employees at the Systems, agrees that it will provide Seller with notice of which employees of the Systems Buyer intends to hire at least 10 days before the Closing Date. The employees of the Systems that accept Buyer's offer of employment, which shall become effective as of the Closing Date, shall be herein referred to as "Transferred Employees."

     5.10.2. As of the Closing Date, Seller shall terminate employment of all Transferred Employees. Seller shall be responsible for providing any notification that may be required under the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act") and any similar statute with respect to any Transferred Employees and otherwise complying with any applicable WARN Act or similar state law requirements in connection with the termination of the employment of any Transferred Employee by Seller.

     5.10.3. Buyer shall offer health plan coverage to all of the full-time Transferred Employees, on terms and conditions generally applicable to all of Buyer's full-time employees. For purposes of providing such coverage, Buyer shall waive all preexisting condition limitations for all such employees of the Systems covered by the Seller's health care plan as of the Closing Date (other than preexisting conditions which were excluded by Seller's health care plan) and shall provide such health care coverage effective as of the Closing Date without the application of any eligibility period for coverage. In addition, Buyer shall credit all employee payments toward deductible and co-payment obligation limits under Seller's health care plans for the plan year which includes the Closing Date as if such payments had been made for similar purposes under Buyer's health care plans during the plan year which includes the Closing Date, with respect to Transferred Employees.

     5.10.4. For each Transferred Employee, Buyer shall give past service credit for all crediting purposes under each of its employee benefit plans (other than for benefit accrual purposes under any defined benefit plan maintained by Buyer) that, on or after the Closing Date, provides coverage to Transferred Employees to the same extent such employment service was credited for similar purposes under Seller's employee benefit plans prior to the Closing Date. For each Transferred Employee, Buyer shall honor all accrued vacation not taken by such employee for the calendar year in which the Closing occurs. After the Closing Date, each Transferred Employee shall begin to accrue vacation benefits in accordance with the vacation policy of Buyer.

     5.10.5. Seller shall treat all employees (and their beneficiaries) who terminate employment with Seller as a result of this sale (regardless of whether the employee becomes a Transferred Employee) as "qualified beneficiaries" entitled to continuation health coverage as described in Section 4980B of the Code and Section 601, et seq., of ERISA and shall continue to provide such continuation coverage for the maximum period required by law to any former employee (or beneficiary) who is receiving such continuation coverage on the Closing Date.

     5.10.6. Within a reasonable period of time after the Closing, Seller shall transfer from the Northland Telecommunications Corporation 401(k) Plan (the "Seller's 401(k) Plan") to the Buyer's 401(k) Plan, if any, (the "Buyer's 401(k) Plan") an amount equal to the aggregate account balances held in the Seller's 401(k) Plan as of the date of transfer with respect to all Transferred Employees. The transfer of assets contemplated by this Section 5.10.6 shall be in cash or a combination of cash and in kind, as may be mutually agreeable to Seller and Buyer; provided, that Buyer shall be obligated to accept as a part of such transfer any promissory notes with respect to Transferred Employees that have taken participant loans from the Seller's 401(k) Plan that are outstanding as of the Closing Date. Prior to the date of such transfer, and as a precondition thereto, Buyer shall deliver to Seller a copy of the most recently issued IRS determination letter (or other proof reasonably satisfactory to counsel for the Seller) that the Buyer's 401(k) Plan is qualified under the Code. Subsequent to the transfer of assets to the Buyer's 401(k) Plan, neither Seller nor the Seller's 401(k) Plan shall retain any liability with respect to such Transferred Employees to provide them with benefits in accordance with the terms of the Seller's 401(k) Plan. On or prior to the Closing Date, Seller shall deliver to Buyer a list of all Transferred Employees, indicating thereon the total amount deferred in pre-tax dollars to the Seller's 401(k) Plan by each Transferred Employee under the terms of Section 402(g) of the Code with respect to the plan year of the Seller's 401(k) Plan in which the Closing occurs. Seller and Buyer agree to cooperate with respect to any government filing, including, but not limited to, the filing of IRS Forms 5310-A, if necessary, to effect the transfer of assets contemplated by this Section 5.10.6.

     5.10.7. Notwithstanding any provision contained herein to the contrary, nothing in this Agreement is intended to confer upon any employee or his or her spouse, dependents, successors, assigns, heirs or legal representatives, any rights or remedies hereunder, including (i) any rights of employment for any specified period or (ii) any employee benefits, severance or other compensation.

     5.11. Bonds, Letters of Credit, Etc. Buyer shall take all commercially reasonable steps, and execute and deliver all reasonably necessary documents, to insure that on the Closing Date Buyer has delivered such bonds, letters of credit and similar instruments in such amounts and in favor of such Governmental Authorities and other third parties requiring the same in connection with the Franchises and the Contracts.

     5.12. Title Insurance. Seller shall cooperate with Buyer if Buyer elects to obtain title insurance policies or surveys on any Real Property owned in fee or leased. Buyer shall have the sole responsibility for obtaining and paying for such policies and surveys. If any commitment of title insurance obtained by Buyer reflects any matter, excluding Assumed Liabilities, that materially and adversely affects the merchantability or insurability of title to any Owned Real Property or Real Property that is subject to Real Property Leases or which could materially adversely affect the use of any such parcel for the purposes for which it is currently used by Seller (in each case, a "Title Defect"), Seller shall cooperate with Buyer and shall have (i) removed such Title Defect, (ii) committed in writing to remove such Title Defect as promptly as practicable after the Closing in a manner satisfactory to Buyer, or (iii) with the prior written consent of Buyer, caused the title insurance company which issued the commitment to commit to insure over such Title Defect.


     5.13. Accounts Receivable. Buyer shall have the sole right and obligation for 90 days after Closing to collect, on behalf of Seller, Accounts Receivable outstanding as of Closing. Buyer shall remit to Seller in cash all amounts collected by Buyer from account debtors that are paid in satisfaction of such Accounts Receivable on and up to 90 days after the Closing Date. All such Accounts Receivable that remain outstanding 90 days after the Closing Date shall be automatically assigned from Seller to Buyer without further action, and all amounts collected by Buyer in satisfaction of Accounts Receivable more than 90 days after the Closing Date shall be retained by Buyer. Buyer shall use commercially reasonable efforts (which shall not include any obligation to commence litigation) to collect the Accounts Receivable on behalf of Seller. Buyer shall be entitled to compromise, discount or otherwise make concessions to account debtors as Buyer may reasonably determine in order to collect the Accounts Receivable. Seller shall reimburse Buyer for any costs Buyer incurs to collect Accounts Receivable during such 90-day period, which costs shall be offset against the remittances to be made by Buyer to Seller.

     5.14. System Upgrades or Rebuilds. Prior to the Closing Date, Seller shall upgrade or rebuild, as applicable, the Systems, so that the number of plant miles shall have the following capacity in the following cable television systems:


                                                                                                            TOTAL
                       STARKVILLE    MABEN    KOSCIUSKO    CARTHAGE    PHILADELPHIA    FOREST    RALEIGH    PLANT
-----------------------------------------------------------------------------------------------------------------
300 MHz                     --          --         --          --            --           --       17.0      17.0
% of Total                 0.0%        0.0%       0.0%        0.0%          0.0%         0.0%     100.0%      2.6%
-----------------------------------------------------------------------------------------------------------------
330 MHz                   48.0         1.0         --          --          41.0         76.0         --     166.0
% of Total                27.4%        5.1%       0.0%        0.0%         24.1%        55.5%       0.0%     25.8%
-----------------------------------------------------------------------------------------------------------------
400 MHz                     --        18.5         --          --            --           --         --      18.5
% of Total                 0.0%       94.9%       0.0%        0.0%          0.0%         0.0%       0.0%      2.9%
-----------------------------------------------------------------------------------------------------------------
450 MHz                     --          --       82.4        43.4         129.0         11.0         --     265.8
% of Total                 0.0%        0.0%     100.0%      100.0%         75.9%         8.0%       0.0%     41.3%
-----------------------------------------------------------------------------------------------------------------
550 MHz                  127.0          --         --          --            --         50.0         --     177.0
% of Total                72.6%        0.0%       0.0%        0.0%          0.0%        36.5%       0.0%     27.5%
-----------------------------------------------------------------------------------------------------------------
Total Plant              175.0        19.5       82.4        43.4         170.0        137.0       17.0     644.3
% of Total               100.0%      100.0%     100.0%      100.0%        100.0%       100.0%     100.0%    100.0%
-----------------------------------------------------------------------------------------------------------------


     5.15. System Digital Launches. Prior to the Closing Date, Seller shall install or have installed a "digital headend" and shall have the necessary billing and support systems in each of the following Systems with sufficient digital converter box and other necessary inventory such that as of the Closing Date such Systems will be in "turn key" condition and ready to provide digital cable services as follows: (i) Starkville (15% penetration); (ii) Philadelphia (15% penetration); and (iii) Kosciusko (15% penetration). For purposes of this
Section 5.15, "penetration" shall mean the percentage of the basic subscribers served by the applicable cable television system as of the Closing Date.



     5.16. Qualification to Conduct Business. As of the Closing Date, Buyer shall be duly qualified to conduct business in the State of Mississippi.



     5.17. Services Agreements. Prior to Closing, Buyer and NCC shall have negotiated a mutually satisfactory Services Agreements for post-Closing provision of services by NCC or an Affiliate (e.g., licensing of trademarks, billing software, programming, employee benefit programs and insurance) to Buyer.



     5.18. Supplements to Schedules. Seller shall, from time to time prior to Closing, use its commercially reasonable efforts to supplement the schedules to this Agreement with additional information that, if existing or known to it on the date of this Agreement, would have been required to be included in one or more exhibits to this Agreement. For purposes of determining the satisfaction of any of the conditions to the obligations of Buyer in Section 6.1, and the liability of Seller following Closing for breaches of any of its representations and warranties under this Agreement, the schedules to this Agreement shall be deemed to include only the information contained therein on the date of this Agreement or added to the schedules delivered no later than five business days before Closing by Seller and accepted by Buyer.



     5.19. Franchise Extensions. If and to the extent required by Buyer's lender(s), Seller shall use commercially reasonable efforts to obtain extensions of any Franchises that are scheduled to expire within a number of years (as determined by such lenders) after the Closing Date ("Short Term Franchises"). Seller shall not agree, without the prior written consent of Buyer, to any change in the terms and conditions of any such Short Term Franchise which are adverse to Buyer as a condition to obtaining any renewal thereof.



     5.20. Amplifier Upgrade. In an effort to meet Seller's internal performance goals, prior to Closing Seller will continue its planned upgrade of the approximate 125 C-Cor amplifiers contained in the Systems. Additionally, prior to Closing Seller, at its sole cost and expense, will purchase an additional 90 new amplifiers which will be included in the Assets at Closing. The inclusion of such amplifiers in the Assets will not result in a Purchase Price adjustment.


     5.21. Buyer's Covenant to Notify Seller. To the extent that any of Michael
J. Angelakis, Carolyn F. Katz or Christopher Gunther obtain actual awareness prior to Closing of a breach of the representations, warranties and covenants made by either Seller or NCC in this Agreement or in any Transaction Document, Buyer will notify Seller of such breach; provided, however, that in no event will Buyer's notice (or failure to notify) hereunder diminish or otherwise alter its rights to indemnification from Seller and NCC.



 6. Conditions Precedent to Obligations of Buyer and Seller to Close



     6.1. Conditions Precedent to Obligations of Buyer to Close. The obligations of Buyer to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Buyer for purposes of consummating such transactions:


          6.1.1. Representations and Warranties. All representations and warranties of Seller and NCC contained in this Agreement shall be true and complete in all respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except (i) to the extent changes are permitted or contemplated pursuant to this Agreement, (ii) insofar as any such representation and warranty which is expressly stated to be made only at and as of some other date, such representation or warranty be true and accurate as of such other date or
     (iii) for breaches that in the aggregate would not have a Material Adverse Effect.

          6.1.2. Covenants and Conditions. Seller and NCC shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement or any Transaction Document to be performed or complied with by it prior to or on the Closing Date.

          6.1.3. No Injunction, Etc. There shall be no Legal Requirement, and no Judgment shall have been entered and not vacated, or any Litigation instituted or threatened, to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby or that requires separation or divestiture by Buyer of all or any portion of its assets (including, without limitation, the Assets) after Closing.

          6.1.4. HSR Approvals. The waiting period specified under the HSR Act, if applicable, shall have expired or been terminated.

          6.1.5. Consents. Each of the Consents listed on Schedule 3.8 (including the requisite approval of Seller's limited partners) shall have been duly obtained and delivered to Buyer, in form and substance reasonably acceptable to Buyer.

          6.1.6. Deliveries. Seller shall have made or stand willing and able to make all the deliveries to Buyer set forth in Section 7.2.

          6.1.7. Material Adverse Change. Between the date of this Agreement and the Closing Date, there shall have occurred no event or condition which has had or would be reasonably likely to have a Materially Adverse Effect.

          6.1.8. Distribution and Contribution. The Distribution and Contribution shall be consummated simultaneously with Closing.

          6.1.9. Officer's Certificate. Seller shall have delivered to Buyer a certificate executed on behalf of Seller dated as of Closing, certifying that the condition specified in Section 6.1.1 and 6.1.2 has been satisfied, which certificate shall be given by such officers after due inquiry.

          6.1.10. Subscribers of Systems. The Systems shall serve not less than 18,110 Subscribers, as adjusted for the University Subscriber Disconnects, if Closing occurs prior to September 1, 2001, as of the Closing Date and Seller shall have delivered to Buyer a certificate to that effect executed on behalf of Seller by an appropriate officer of Seller.

          6.1.11. Execution and Delivery of Transaction Documents. To the extent not previously executed and delivered, Buyer shall have received each of the Transaction Documents, executed by all parties thereto other than Buyer.

          6.1.12. Counsel Opinion. Seller shall have delivered to Buyer and Providence an opinion of Cairncross & Hempelmann, P.S., counsel to Seller, dated as of Closing, covering the matters set forth on Exhibit 6.1.12 hereto (the "Seller Counsel Opinion").

          6.1.13. FCC Counsel Opinion. Seller shall have delivered to Buyer an opinion of Cole Raywid and Braverman, special FCC counsel to Seller, dated as of the Closing, covering the matters set forth on Exhibit 6.1.12 hereto (the "Seller FCC Counsel Opinion").

          6.1.14. Extensions. All Short Term Franchises shall have been extended, in each case pursuant to the terms of Section 5.19.

          6.1.15. Lien Searches. Seller will obtain at its expense and provide to Buyer, the results of a lien search conducted by a professional search company of records in the offices of the Secretary of State of the State of Mississippi and county clerks in each county where there exist any of the Assets, and in the state and county where Seller's and NCC's principal offices are located, including copies of all financing statements or similar notices or filings (and any continuation statements) discovered by such search company after searching the name of Seller and NCC.

          6.1.16. Section 626 Notices. Seller shall have duly and timely filed with the appropriate Governmental Authority all notices of renewal required pursuant to Section 626 of the Cable Act with respect to any Franchise that will expire within thirty-six (36) months after any date between the date of this Agreement and the Closing Date.

          6.1.17. Financing. Buyer shall have secured financing necessary for the consummation of the transaction in an amount and upon terms reasonably satisfactory to Buyer.

          6.1.18. Execution and Delivery of Management Agreement and the Services Agreements. To the extent not previously executed and delivered, Buyer shall have received the Management Agreement and the Services Agreements, executed by NCC (or, with respect to the Services Agreements, its Affiliates where appropriate).


     6.2. Conditions Precedent to Obligations of Seller to Close. The obligations of Seller to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Seller for purposes of consummating such transactions:


          6.2.1. Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

          6.2.2. Covenants and Conditions. Buyer shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

          6.2.3. No Injunction, Etc. There shall be no Legal Requirement, and no Judgment shall have been entered and not vacated, or any Litigation instituted or threatened, to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby.

          6.2.4. HSR Approvals. The waiting period specified under the HSR Act, if applicable, shall have expired or been terminated.

          6.2.5. Limited Partner Approvals. The limited partners of Seller shall have consented to the transactions contemplated by this Agreement in accordance with the terms of Seller's partnership agreement and applicable securities laws.

          6.2.6. Deliveries. Buyer shall have made or stand willing and able to make all the deliveries set forth in Section 7.3.

          6.2.7. Officer's Certificate. Buyer shall have delivered to Seller a certificate executed on behalf of Buyer dated as of Closing, certifying that the conditions specified in Section 6.2.1 and 6.2.2 have been satisfied, which certificate shall be given by such officers after due inquiry.

          6.2.8. Execution and Delivery of Transaction Documents. To the extent not previously executed and delivered, Seller shall have received each of the Transaction Documents, executed by Buyer.

          6.2.9. Execution and Delivery of Management Agreement and the Services Agreements. To the extent not previously executed and delivered, Seller shall have received the Management Agreement and the Services Agreements, executed by Buyer.

          6.2.10. Counsel Opinion. Buyer shall have delivered to Seller an opinion of Edwards & Angell, LLP, counsel to Buyer, dated as of Closing, substantially in the form of Exhibit 6.2.10 hereto (the "Buyer Counsel Opinion").


 7. Closing and Closing Deliveries



     7.1. Closing. The Closing will be held on the last business day of the calendar month which is at least three (3) business days after the satisfaction (or waiver) of the closing conditions described in Article 6 provided, however, that (i) the Closing will be subject to the deliveries required pursuant to Sections 7.2 and 7.3 hereto, and (ii) if the last business day of the calendar month during which such conditions shall have been satisfied is less than three
(3) business days after the satisfaction (or waiver) of such closing condition, then the Closing shall be held on the last business day of the next succeeding calendar month, or on such other date as Buyer and Seller may mutually agree ("Closing Date"). The Closing shall be held at 10:00 a.m. local time at the Seller's offices at 1201 Third Ave., Suite 3600, Seattle, WA 98101, or will be conducted by mail and/or facsimile or at such other place and time as the parties may agree. Notwithstanding the foregoing, the parties agree that the Closing shall be deemed effective as of the Adjustment Time, and all references herein that relate to the date and time of the Closing, including provisions dealing with adjustments to the Purchase Price, shall refer to such Adjustment Time.



     7.2. Deliveries by Seller. Prior to or on the Closing Date, Seller (and, to the extent necessary to effect the Distribution and Contribution, NCC) shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:


          7.2.1. Transfer Documents. Duly executed bills of sale, warranty deeds, motor vehicle titles (as well as separate bills of sale therefor and any other transaction documents, if required by the laws of the state in which such vehicles are titled), assignments and other transfer documents which shall vest good title to the Assets in the name of Buyer, free and clear of any Liens except for Permitted Encumbrances;

          7.2.2. Consents. The original or copy of each Consent listed on
     Schedule 3.8 required by Section 6.1.5; and

          7.2.3. Services Agreements. Counterparts by NCC or its Affiliates, as appropriate, of the Services Agreements.

          7.2.4. Holdback Escrow Agreement. The Holdback Escrow Agreement, duly executed by Seller and the escrow agent.

          7.2.5. Officer's Certificate. The certificate described in Section 6.1.9.

          7.2.6. Management Agreement. Counterparts of the Management Agreement.

          7.2.7. Counsel Opinion. The Seller Counsel Opinion.

          7.2.8. FCC Counsel Opinion. The Seller FCC Counsel Opinion.

          7.2.9. Lien Search Result and Lien Releases. Evidence satisfactory to Buyer that all Liens (other than Permitted Encumbrances) affecting or encumbering the Assets have been or upon Closing will be terminated, released, or waived, as appropriate, or original, executed instruments in form satisfactory to Buyer effecting such terminations, releases, or waivers.

          7.2.10. FIRPTA Certificate. A FIRPTA Certificate certifying that neither Seller nor NCC is a foreign person within the meaning of Section 1445 of the Code, reasonably satisfactory in form and substance to Buyer.

          7.2.11. Evidence of Necessary Actions. Evidence reasonably satisfactory to Buyer that each of Seller and NCC has taken all actions necessary to authorize the execution of this Agreement and the consummation of the transactions contemplated hereby.


     7.3. Deliveries by Buyer. Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel:


          7.3.1. Purchase Price. The Purchase Price, subject to any adjustments and reductions in accordance with Section 2.3 and Section 2.4, of which $6,075,000 shall be satisfied by the delivery of Buyer's Note to Seller;

          7.3.2. Assumption Agreements. A duly executed assignment and assumption agreement pursuant to which Buyer shall assume and undertake to perform the Assumed Liabilities; and

          7.3.3. Holdback Escrow Agreement. The Holdback Escrow Agreement, duly executed by Buyer.

          7.3.4. Officer's Certificate. The certificate described in Section 6.2.7.

          7.3.5. Management Agreement and Services Agreements. Counterparts of the Management Agreement and Services Agreements.

          7.3.6. Counsel Opinion. The Buyer Counsel Opinion.


 8. Termination



     8.1. Method of Termination. This Agreement and the transactions contemplated hereby may be terminated or abandoned only as follows:



          8.1.1. By the mutual written consent of Seller and Buyer at any time;



          8.1.2. By either Seller or Buyer in the event of the notification by the FTC or the DOJ of the intent of either agency to seek to enjoin the transactions contemplated by this Agreement or if any condition to the Closing set forth in Sections 6.1. or 6.2. is not fulfilled on or before September 30, 2001 or any mutually agreed upon later date ("Outside Closing Date") and the failure of such condition is not a result of a material breach of a representation or warranty or nonfulfillment of any covenant or agreement by the party seeking to terminate this Agreement;


          8.1.3. By Buyer, at any time, if Seller or NCC is in material breach or default, of its respective covenants, agreements, or other obligations herein or in any Transaction Document, or in the Securities Purchase Agreement, or if any of Seller's or NCC's representations herein or in any Transaction Document or in the Securities Purchase Agreement are not true and accurate in all material respects when made or when otherwise required by this Agreement or any Transaction Document or in the Securities Purchase Agreement to be true and accurate; provided, however, that (i) the breaching party is given prompt written notice that provides a reasonably detailed explanation of the facts and circumstances surrounding such breach and (ii) the breaching party is given 30 days after the receipt of such written notice within which to cure such breach to the reasonable satisfaction of Buyer;

          8.1.4. By Seller, at any time, if the Buyer is in material breach or default, of its respective covenants, agreements, or other obligations herein or in any Transaction Document or in the Securities Purchase Agreement, or if any of Buyer's representations herein or in any Transaction Document or in the Securities Purchase Agreement are not true and accurate in all material respects when made or when otherwise required by this Agreement or any Transaction Document or in the Securities Purchase Agreement to be true and accurate; provided, however, that (i) the breaching party is given prompt written notice that provides a reasonably detailed explanation of the facts and circumstances surrounding such breach and (ii) the breaching party is given 30 days after the receipt of such written notice within which to cure such breach to the reasonable satisfaction of Seller or, if such breach cannot be cured, to agree to fairly compensate Seller for such breach to the reasonable satisfaction of Seller; and

          8.1.5. By Buyer pursuant to Section 5.9.


     8.2. Rights Upon Termination.


     8.2.1. In the event of a termination of this Agreement pursuant to Sections 8.1.1, 8.1.2 or 8.1.5 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its officers, directors, partners, employees, agents, representatives or stockholders) shall be liable to any other party for any cost, expense, damage or loss of anticipated profits hereunder.

     8.2.2. In the event of a termination of this Agreement pursuant to Section 8.1.3, Buyer shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance.

     8.2.3. In the event of a termination of this Agreement pursuant to Section 8.1.4, Seller shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance.


 9. Survival of Representations and Warranties and Indemnification



     9.1. Representations and Warranties. All representations, warranties, covenants and agreements made by any party in this Agreement and any Transaction Document shall survive the Closing; provided, however that, all unasserted claims with respect to a breach of any representations or warranties made by any party in this Agreement or a breach of any covenant or agreement of any party under this Agreement to be performed prior to or at Closing shall expire on the third anniversary of the Closing Date. All claims made by virtue of such representations, warranties, covenants and agreements, or otherwise in connection with this Agreement shall be made under, and subject to the limitations set forth in this Article 9 which from and after the Closing Date shall be the exclusive remedy of any party hereto for any breach of this Agreement or other claim arising hereunder.



     9.2. Indemnification by Seller and NCC. Seller and, with respect to the NCC Representations, NCC shall severally and not jointly indemnify and hold Buyer harmless against and with respect to, and shall reimburse Buyer for:



          9.2.1. Seller shall indemnify and hold Buyer harmless against and with respect to, and shall reimburse Buyer for:



             (a) Any and all losses, liabilities, damages, costs and expenses (collectively "Losses") arising out of or related to a breach of any representation or warranty, or nonfulfillment of any covenant by Seller contained herein or in the Transaction Documents;


             (b) Any and all Excluded Liabilities; and

             (c) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.


          9.2.2. NCC shall indemnify and hold Buyer harmless against and with respect to, and shall reimburse Buyer for:


             (a) Any and all Losses arising out of or related to a breach of the NCC Representations; and

             (b) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.


     9.3. Indemnification by Buyer. Buyer shall indemnify and hold Seller and NCC harmless against and with respect to, and shall reimburse Seller for:



          9.3.1. Any and all Losses arising from or related to a breach of any representation or warranty or nonfulfillment of any covenant by Buyer contained herein or in the Transaction Documents;



          9.3.2. Any and all of the Assumed Liabilities; and



          9.3.3. Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.



     9.4. Procedure for Indemnification. The procedure for indemnification shall be as follows:



          9.4.1. The party claiming indemnification (the "Claimant") shall promptly give notice to the party from whom indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (a) the factual basis for such claim and (b) the estimated amount of the claim; provided that any delay or failure to promptly notify shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by such delay or failure. Notwithstanding the immediately preceding sentence, if the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within ten business days after written notice of such action, suit or proceeding was received by Claimant; provided that failure to give such notice within such ten-day period shall not bar or otherwise prejudice Claimant's rights to indemnification with respect to such third-party action, suit or proceeding unless any defense, claim, counterclaim or cross-claim of the Indemnifying Party is prejudiced thereby and then only to the extent of such prejudice.



          9.4.2. Following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have 30 days to make such investigation of the claim as the Indemnifying Party reasonably deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim subject to the terms and in accordance with the procedures set forth herein. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.



          9.4.3. With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim by providing written notice of the same to Claimant within 45 days following receipt of notice from Claimant of a claim, and the Claimant shall cooperate fully with the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim it shall use counsel reasonably acceptable to Claimant, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim and the Indemnifying Party shall be responsible and shall promptly reimburse Claimant for all associated costs, fees and expenses.


          9.4.4. If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.



          9.4.5. The parties will make appropriate adjustments for any insurance proceeds in determining the amount of any indemnification obligation under this Article 9.



     9.5. Limitation on Indemnification, Exclusive Remedy.



     9.5.1. Seller's liability under Section 9.2 and Buyer's liability under
Section 9.3 for Losses shall not arise until the aggregate Losses of the other party exceed $100,000 (the "Deductible").



     9.5.2. Neither Seller nor Buyer shall have any liability under Article 9 for Losses constituting the Deductible.



     9.5.3. Notwithstanding the foregoing, the Deductible shall not be applicable, and Seller shall indemnify Buyer for all Losses relating to (i) Excluded Liabilities, (ii) the obligation to adjust the Purchase Price pursuant to Section 2.4, (iii) the representations set forth in Section 3.20, and (iv) the covenants set forth in Sections 5.7, 5.8, 5.14 and 5.20.



     9.5.4. Seller's liability under Section 9.2 shall be limited to Losses not exceeding initially the aggregate amount of $6,050,000, provided, however, that upon the first anniversary of Closing such aggregate limit shall be reduced to $4,050,000, upon the second anniversary of Closing, such aggregate limit shall be reduced to $2,050,000, and upon the third anniversary of Closing, such aggregate limit shall be reduced to $0, and provided further that in the event that prior to any such anniversary Buyer has asserted claims for indemnification pursuant to Section 9.4 which would exceed, in the aggregate, the reduced applicable aggregate limit upon such anniversary, the applicable aggregate limit shall be reduced to the aggregate amount of the aggregate claims. NCC's liability under Section 9.2 shall be limited to Losses not exceeding $2,000,000 in the aggregate.



     9.5.5. After the Closing Date, the sole and exclusive remedy of any party for any breach of a representation, warranty or covenant set forth in or made pursuant to this Agreement shall be a claim for indemnification under and pursuant to this Article 9.



     9.6. Holdback Escrow Agreement and Buyer's Right of Offset. In order to secure the indemnification obligations of Seller as set forth above, Buyer shall have the right to offset against any and all amounts owing under the Buyer's Note the aggregate amount of Losses for which Buyer has asserted a claim for indemnification pursuant to Section 9.4 hereof.



     9.6.1. At Closing, Seller shall deliver to the Escrow Agent the Holdback for deposit into an escrow account to secure, in part, Seller's indemnification obligations under this Article 9. The Holdback shall be held in an escrow account mutually satisfactory to the parties (including, for example an account meeting the requirements of Treas. Reg. sec. 1.1031(k)-1(g)(3)) and applied pursuant to the terms of the Holdback Escrow Agreement, executed at Closing by Seller, Buyer and the escrow agent. On the one-year anniversary of Closing, the amounts (including earnings) then remaining in the escrow account less the amount of Losses asserted by Buyer and unpaid shall be delivered to Seller or its assignee.


     9.6.2. In order to secure, in part, the indemnification obligations of Seller under this Article 9, Buyer shall have the right to offset against any and all amounts owing under the Buyer's Note the aggregate amount of Losses for which Buyer has asserted a claim for indemnification pursuant to Section 9.4 hereof;

provided, however, if the final determined aggregate amount of Losses, for which Buyer has asserted a claim for indemnification and has exercised its right to offset from the Buyer's Note, is less than the aggregate amount set-off from the Buyer's Note, Buyer shall promptly pay to Seller, or its assigns, the amount of such difference, plus accrued interest at the rate of the Buyer's Note.

     9.6.3. Buyer's sole and exclusive remedy for indemnification by Seller under this Article 9 shall be pursuant to the Holdback Escrow Agreement and the right of offset against the Buyer's Note.

     9.7. Indemnification by NCC. Notwithstanding anything contained herein (except for the procedural provisions set forth in Section 9.4 which shall apply mutatis mutandis), NCC hereby agrees to indemnify and hold Buyer harmless against and with respect to, and shall reimburse Buyer for, any and all Losses arising out of or related to any Litigation commenced against or naming Buyer or its members (other than NCC) by any of Seller's present or former partners, including without limitation Litigation relating to the transaction contemplated by this Agreement, the solicitation of such partners' approval thereof and any matter arising out of the provisions of the Seller's limited partnership agreement. This indemnification obligation of NCC shall continue for the applicable statute of limitations period and shall not be subject to the Deductible or any other limitation except as provided in the parenthetical contained in the first sentence of this Section 9.7.


10. Miscellaneous


     10.1. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, facsimile transmission (to be followed promptly by written confirmation mailed by certified mail as provided below) or sent by commercial delivery service or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery, the date of transmission and receipt of facsimile transmissions, or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

     If to Seller,
     or NCC:       c/o Northland Communications Corporation
                   1201 Third Avenue, Suite 3600
                   Seattle, WA 98101
                   Attn: John S. Whetzell and Gary S. Jones
                   Facsimile No.: (206) 623-8034

     With a copy to:
                   Cairncross & Hempelmann, P.S.
                   524 Second Avenue, Suite 500
                   Seattle, WA 98104
                   Attn: Timothy M. Woodland, Esq.
                   Facsimile No.: (206) 587-2308

     If to Buyer:  c/o Providence Equity Partners, Inc.
                   50 Kennedy Plaza, 12th floor
                   Providence, RI 02903
                   Attn: Michael J. Angelakis
                   Facsimile No.: (401) 751-1790

     With a copy to:
                   Edwards & Angell, LLP
                   2800 Financial Plaza
                   Providence, RI 02903
                   Attn: David K. Duffell, Esq.
                   Facsimile No.: (401) 276-6611

or to any such other persons or addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 10.1.

     10.2. Benefit and Binding Effect. Neither Seller or NCC on the one hand nor Buyer on the other hand may assign this Agreement (by operation of law or otherwise) without the prior written consent of Buyer in the case of a proposed assignment by any of Seller or NCC, or by Seller in the case of a proposed assignment by Buyer. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, Buyer acknowledges and agrees that following the Closing Date Seller may assign this Agreement and its rights hereunder to a liquidating trust.

     10.3. Bulk Transfer. Buyer acknowledges that Seller has not and will not file any transfer notice or otherwise complied with applicable bulk transfer laws, and the parties agree to waive compliance with same.

     10.4. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles of such state.

     10.5. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

     10.6. Gender and Number. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires.

     10.7. Entire Agreement. This Agreement, all schedules and exhibits hereto, and all documents and certificates to be delivered by the parties pursuant hereto (including, without limitation, the Transaction Documents) collectively represent the entire understanding and agreement between the parties with respect to the subject matter hereof. All schedules and exhibits attached to this Agreement shall be deemed part of this Agreement and incorporated herein, where applicable, as if fully set forth herein. This Agreement supersedes all prior negotiations between Buyer and Seller with respect to the transactions contemplated hereby, and all letters of intent and other writings relating to such negotiations, and cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Agreement or an agreement delivered pursuant hereto, as the case may be, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

     10.8. Further Assurances. Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     10.9. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     10.10. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law; provided, however, that the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner that is materially adverse to any party affected by such invalidity or unenforceability.

     10.11. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument, and a facsimile transmission shall be deemed to be an original signature.

     10.12. No Third-Party Beneficiaries. This Agreement constitutes an agreement solely among the parties hereto, and, except as otherwise provided herein, is not intended to and will not confer any rights, remedies, obligations or liabilities, legal or equitable on any person other than the parties hereto and their respective successors or assigns, or otherwise constitute any person a third party beneficiary under or by reason of this Agreement.

     10.13. Tax Consequences. Except as provided in Section 3.13 of this Agreement, no party to this Agreement makes any representation or warranty, express or implied, with respect to the tax implications of any aspect of this Agreement on any other party to this Agreement, and all parties expressly disclaim any such representation or warranty with respect to any tax consequences arising under this Agreement. Each party has relied solely on its own tax advisors with respect to the tax implications of this Agreement.

     10.14. Construction. This Agreement has been negotiated by Buyer and Seller and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement shall not apply in any construction or interpretation of this Agreement.

     10.15. Time. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day that is not a business day, the time for the giving of such notice or the performance of such act will be extended to the next succeeding business day.

     10.16. Cure. For all purposes under this Agreement, the existence or occurrence of any event or circumstance that constitutes a breach of a representation or warranty of the non-fulfillment of any pre-Closing covenant or agreement by Buyer or Seller contained in this Agreement (including, without limitation, the schedules hereto) on the date such representation or warranty is made or the fulfillment of such pre-Closing covenant or agreement is due, shall not constitute a breach of such representation or warranty or the non-fulfillment of such pre-Closing covenant or agreement if such event or circumstance is cured on or before the Closing Date; provided, however, that any such breach shall not be cured by updating the schedules hereto unless such update is accepted by Buyer.

                  [Remainder of Page Intentionally Left Blank]

     EXECUTED as of the date first above written.


        Buyer:                            NORTHLAND CABLE NETWORKS LLC


                                            By: PROVIDENCE GROWTH
                                                NORTHLAND CABLE L.P., a Member
                                               By: Providence Growth Investors
                                                   L.P.,
                                                   its general partner
                                                 By: Providence Growth GP L.P.,
                                                     its
                                                     general partner
                                                    By: Providence Growth
                                                        Investors L.L.C.,
                                                        its general partner

                                                      By:
                                                    /s/ MICHAEL J. ANGELAKIS
                                                   -----------------------------
                                                          Name: Michael J.
                                                          Angelakis
                                                          Title:  Managing
                                                          Director


        Seller:                           NORTHLAND CABLE PROPERTIES SIX
                                          LIMITED PARTNERSHIP


                                            By: Northland Communications
                                                Corporation,
                                                Managing General Partner

                                            By:      /s/ GARY S. JONES
                                              ----------------------------------
                                                Name: Gary S. Jones
                                                Title:  President

                                          NCC: Solely for the limited purpose of
                                          Article 3A,
                                          Sections 5.3 and 5.4 and Article 9

                                          NORTHLAND COMMUNICATIONS
                                          CORPORATION

                                            By:      /s/ GARY S. JONES
                                              ----------------------------------
                                                Name: Gary S. Jones
                                                Title:  President

         [Signature Page to Asset Purchase and Contribution Agreement]

                                                                       EXHIBIT F

                          NORTHLAND CABLE NETWORKS LLC
                      C/O PROVIDENCE EQUITY PARTNERS, INC.
                                50 KENNEDY PLAZA
                              PROVIDENCE, RI 02903

                                  May 24, 2001

Via Fax & Federal Express

Northland Cable Properties Six Limited Partnership
c/o Northland Communications Corporation, Managing General Partner
Attn: Mr. John S. Whetzell, Chief Executive Officer
1201 Third Avenue, Suite 3600
Seattle, WA 98101

Dear John:


     This letter sets forth the intention of Northland Cable Networks LLC ("Purchaser") to purchase from Northland Cable Properties Six Limited Partnership ("Seller") all of the assets (the "Assets") owned or leased by Seller and used in the business and operations of the cable television system owned and operated by Seller in and around Bennettsville, South Carolina serving approximately 4,820 equivalent basic subscribers (the "Business"). The Assets shall include all property, tangible or intangible, real, personal or mixed, owned or leased by Seller and used in the Business, but shall exclude cash and similar investments, marketable securities, and such other assets as the parties mutually agree to exclude as specified in the Definitive Agreement (as defined below). The Assets shall also include a noncompetition covenant covering Marlboro County, South Carolina to be given by Northland Telecommunications Corporation ("NTC") and its affiliates.


     1. Purchase Price and Adjustments. The total purchase price for the Assets shall be $7,950,000 (the "Purchase Price"), of which $1,950,000 will be paid pursuant to a promissory note to be issued by Purchaser to Seller at the Closing (as defined below), payable in equal annual installments over three years, together with interest at the rate of 8% per annum. The Purchase Price would be subject to prorations and adjustments (including an adjustment for a shortfall in the number of subscribers from a mutually acceptable level) customary in this type of transaction and would be payable in cash at the closing of the purchase transaction (the "Closing").

     2. Liabilities to be Assumed. In addition to the payment of the Purchase Price as described in the previous paragraph, Purchaser shall assume and pay, perform and discharge such liabilities and obligation of Seller with respect to the Business as are customary in this type of transaction, as shall be provided in the Definitive Agreement (the "Assumed Liabilities").

     3. Definitive Agreement. All the terms and conditions relating to the purchase transaction described in this letter will be set forth in detail in a definitive agreement (the "Definitive Agreement"), which will be substantially similar to that certain Asset Purchase and Contribution Agreement among Purchaser and Seller related to Seller's cable television systems in Mississippi. Each of the parties shall endeavor to complete the negotiation and execution of the Definitive Agreement as soon as possible.

     4. Actions Prior to Definitive Agreement. Pending the execution of the Definitive Agreement, the mutual termination of negotiations, or July 31, 2001, whichever occurs first, Seller agrees:

          (a) Not to directly or indirectly accept or attempt to arrange for any equity capital or other financing for Seller which may be used, directly or indirectly, to acquire the Business or any of the Assets ("Alternative Financing") or discuss or provide any other person, firm, corporation, or other entity any information in connection with any Alternative Financing;

          (b) Not to negotiate or enter into any agreement with any other person, firm, corporation, or other entity with respect to the sale of the Business or the Assets, and to negotiate in good faith with the undersigned with respect to the transactions described in this letter of intent;

          (c) Upon reasonable request of Purchaser, to permit Purchaser to inspect the facilities of the Business;

          (d) Upon reasonable request of Purchaser, to provide Purchaser, and its auditors, attorneys, agents, employees and representatives, with access to Seller's key management and engineering employees in connection with Purchaser's due diligence investigation of the affairs, business, and properties relating to the Business; and

          (e) Upon the reasonable request of Purchaser, to provide promptly to Purchaser and its auditors, attorneys, agents, employees and representatives, copies of the books, records, papers and documents relating to the Business.

     5. Confidentiality. Purchaser will hold all information obtained from Seller in connection with this proposed transaction ("Evaluation Material") in confidence and will not disclose any of such information other than to those assisting Purchaser in evaluating and closing this transaction and those who will provide financing for this transaction, but in each case only on a need-to-know basis, and only to those who have been informed of this confidentiality obligation. The term "Evaluation Material" does not include information which (i) is already in the possession of Purchaser through a source other than Seller or its advisors or any of its affiliates, (ii) becomes generally available to the public other than as a result of its disclosure by Purchaser, or (iii) is independently developed by or becomes available to Purchaser on a non-confidential basis from a source other than Seller or its advisors or any of its affiliates, provided that such source is not known by Purchaser to be bound by a confidentiality agreement with or other obligation of secrecy to Seller or another party. In the event that the transaction contemplated hereby is not consummated, Purchaser shall destroy or return all Evaluation Material.

     6. Conduct of Business. Pending the execution on the Definitive Agreement, or mutual termination of negotiations, whichever first occurs, Seller shall conduct the Business only in the ordinary and usual course and shall not sell or otherwise dispose of or transfer any of the Assets, except in the ordinary course of business.

     7. Expenses. Except as may otherwise be provided in the Definitive Agreement, Seller and Purchaser shall each bear its own costs and expenses incurred in connection with the transactions described in this letter. Except for Seller's retention of Daniels and Associates (the fees for which shall be the responsibility of Seller), neither Seller nor Purchaser has engaged any broker with regard to the proposed transaction.

     8. Conditions to Closing. The consummation of the transactions described in this letter shall be subject to the following conditions precedent, and such others as shall be included in the Definitive Agreement as conditions precedent to the Closing: (a) completion by Purchaser of a due diligence investigation satisfactory to Purchaser of Seller's properties and assets, contracts, agreements, books, records and documents relating to the Business; (b) compliance by Seller and Purchaser with the requirements of paragraphs 5, 6 and 7 above; (c) all governmental consents or consents of third parties under material contracts required for the consummation of the purchase transactions shall have been granted; (d) the absence of material adverse changes in the Business, other than changes which affect the cable television generally, since January 1, 2001; (e) that there exist no security interests, liens, or encumbrances against the Assets or related to the Business that would extend after the Closing (except any security interests, liens or encumbrances permitted by the terms of the Definitive Agreement); (f) that each of Purchaser and Seller shall have received all necessary approvals (proxy, corporate or otherwise) for the transactions contemplated hereby; (g) that as of the closing date the Business serves a minimum number or basic subscribers to be defined in the Definitive Agreement; (h) the availability of sufficient debt financing to consummate the acquisition of the Business on terms satisfactory to Purchaser and Seller; and (i) execution and delivery of the Definitive Agreement and other necessary documentation

(including management and services agreements) (collectively, "Transaction Documents") by Seller and Purchaser in forms satisfactory to the parties.

     9. Nature of Letter of Intent. This letter of intent is a statement of present intention and understanding justifying the expenditure of time, effort and expense in an attempt to negotiate and execute the Transaction Documents, but will not constitute a contract or binding obligation, except that paragraphs 4, 5, 6 and 7 hereof will be binding from the date of execution hereof to the date of the Definitive Agreement; provided, however that if no Definitive Agreement is executed, the provisions hereof shall terminate of July 31, 2001. The transaction described in this letter is subject to the negotiation, execution and delivery of the Transaction Documents, which will set forth all the terms and conditions contemplated between the parties. This letter does not purport to include all the essential terms of the transactions contemplated hereby (which would only be contained in the Transaction Documents), and, accordingly, is not intended in any respect to create enforceable rights or obligations for either Seller or Purchaser, except to the extent described in the first sentence of this paragraph 9.

     10. Duration. This proposal will expire at 5:00 P.M. EST on June 15, 2001, unless accepted in writing prior to that time and date.

     If the foregoing is acceptable to you, please indicate that by your execution in the space provided below.

                                          Very truly yours,

                                          NORTHLAND CABLE NETWORKS LLC

                                          By
                                            ------------------------------------
                                            Michael J. Angelakis
                                            Member

ACCEPTED AND AGREED TO this        day of             , 2001.

                                          NORTHLAND CABLE PROPERTIES SIX LIMITED
                                          PARTNERSHIP

                                          By: Northland Communications
                                              Corporation,
                                              Managing General Partner

                                          By
                                          Name:
                                          Title:

                                                                       EXHIBIT G
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT
                                    BETWEEN
               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
                                      AND
                        NORTHLAND CABLE PROPERTIES, INC.

                                     DATED

                                 JUNE 14, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT is dated June 14, 2001, by and between and Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("Seller"), and Northland Cable Properties, Inc., a Washington corporation, or its affiliates or assigns ("Buyer").

                                   RECITALS:

     A. Seller owns and operates cable television systems in the following communities: Barnwell, Allendale, and Bamberg, South Carolina (collectively referred to as the "Systems");

     B. Seller desires to sell, and Buyer wishes to buy, substantially all of Seller's assets used in the operation of the Systems and the cable television business related thereto for the price and on the terms and conditions set forth in this Agreement.

                                  AGREEMENTS:

     In consideration of the above recitals and the covenants and agreements contained herein, Buyer and Seller agree as follows:


 1. Defined Terms


     The following terms shall have the following meanings in this Agreement and additional terms shall have the meanings as defined elsewhere in this Agreement:


     1.1. "Accounts Receivable" means the rights of Seller to payment for services provided for and billed by Seller (including, without limitation, those billed to subscribers of the Systems and those for services and advertising time provided by Seller) and unpaid prior to the Closing Date as reflected on the billing records of Seller relating to the Systems.



     1.2. "Agreement" means this Asset Purchase Agreement.



     1.3. "Assets" means all the tangible and intangible assets owned by Seller and used solely in connection with the conduct of the business or operation of the Systems, including, without limitation, those specified in detail in Section
2.1 but excluding those specified in Section 2.2. Assets consist of the Purchased Assets and the Distributed Assets.



     1.4. "Closing" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Section 7.


     1.5. "Closing Date" means the date of the Closing specified in Section 7.

     1.6. "Compensation Arrangement" means any written plan or compensation arrangement other than an Employee Plan or a Multi-employer Plan that provides to employees of Seller employed at the Systems any compensation or other benefits, whether deferred or not, in excess of base salary or wages and excluding overtime pay, including, but not limited to, any bonus or incentive plan, deferred compensation arrangement, stock purchase plan, severance pay plan and any other perquisites and employee fringe benefit plan.

     1.7. "Consents" means the consents, permits or approvals of governmental authorities and other third parties.

     1.8. "Contracts" means all pole attachment and conduit agreements, railway crossing agreements, leases, easements, rights of way and similar interests in Real Property, retransmission consent agreements, subscription agreements with customers for the cable services provided by the Systems, miscellaneous service agreements, agreements involving material non-monetary obligations, agreements entered into by Seller in the ordinary course of business of the Systems between the date hereof and the Closing Date, and other agreements, written or oral (including any amendments and other modifications thereto), to which Seller is a party and that relate to the Assets or the business or operation of the Systems.

     1.9 "Distributed Assets" means the undivided portion of the Assets attributable to the interest of Northland Communications Corporation, the managing general partner of Seller ("NCC"), pursuant to and in accordance with the limited partnership agreement of Seller, as amended, and which when combined with the Purchased Assets constitute all the Assets.

     1.10. "Employee Plan" means any written pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, (other than a Multi-employer Plan) to which Seller contributes or which Seller sponsors or maintains or by which Seller otherwise is bound, that provides benefits to employees of Seller employed at the Systems.

     1.11. "FCC" means the Federal Communications Commission, or its successor agency.

     1.12. "Franchises" means all municipal and county franchises, and franchise applications (if any), granted to Seller by any Franchising Authorities, including all amendments thereto and modifications thereof.

     1.13. "Franchising Authorities" means all governmental authorities, which have issued cable franchises relating to the operation of the Systems or before which are pending any franchise applications filed by Seller relating to the operation of the Systems.

     1.14. "Material Adverse Effect" means a material adverse effect on the operations, assets or financial condition of the Systems, taken as a whole, other than (a) matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters),
(b) matters relating to or arising from local or national economic conditions (including, without limitation, financial and capital markets) and (c) any changes resulting from or relating to the taking of any action contemplated by this Agreement.

     1.15. "Multi-employer Plan" means a plan, as defined in ERISA Section 3(37) or Section 4001(a)(3), to which Seller or any trade or business which would be considered a single employer with Seller under Section 4001(b)(1) of ERISA contributed, contributes or is required to contribute that provides benefits to employees of Seller employed at the Systems.


     1.16. "Permitted Encumbrances" means any of the following liens or encumbrances: (a) landlord's liens and liens for current taxes, assessments and governmental charges not yet due or being contested in good faith by appropriate proceedings; (b) statutory liens or other encumbrances that are minor or technical defects in title that do not in the aggregate materially affect the value, marketability or utility of the Assets as presently utilized; (c) such liens, liabilities or encumbrances as are Assumed Liabilities; (d) leased interests in property leased to others; (e) restrictions set forth in, or rights granted to Franchising Authorities as set forth in, the Franchises or applicable laws relating thereto; (f) zoning, building or similar restrictions, easements, rights-of-way, reservations of rights, conditions or other restrictions or encumbrances relating to or affecting the Real Property, that do not materially interfere with the use of such Real Property in the operation of the Systems as presently conducted; (g) as to Real Property, all matters of record as of the date hereof other than mortgages; and (h) any other liens or encumbrances that relate to liabilities and obligations that are to be discharged in full at Closing or that will be removed prior to or at Closing.


     1.17. "Personal Property" means all of the machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, supplies and other tangible and intangible personal property, including, without limitation, the Franchises, the Contracts and the Accounts Receivable, that are owned or leased by Seller and used, useful or held for use as of the date hereof solely in the conduct of the business or operation of the Systems, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.

     1.18 "Purchased Assets" means the undivided portion of the Assets attributable to the collective interest of the limited partners and the administrative general partner of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended, and which when combined with the Distributed Assets constitute all the Assets.

     1.19. "Real Property" means all of the real property interests of Seller, including, without limitation, fee interests in real estate (together with the buildings and other improvements located thereon), leasehold interests in real estate, easements, licenses, rights to access, rights-of-way and other real property interests that are (a) leased by Seller and used as of the date hereof solely in the business or operation of the Systems, or (b) owned by Seller and used as of the date hereof solely in the business or operation of the Systems, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.


 2. Sale and Purchase of Assets



     2.1. Agreement to Sell and Purchase. Subject to the terms and conditions set forth in this Agreement, on the Closing Date Seller hereby agrees to (i) sell, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, all of the Purchased Assets, and (ii) make an in-kind distribution to NCC of all of the Distributed Assets pursuant to and in accordance with the limited partnership agreement of Seller, as amended. On the Closing Date, NCC intends to simultaneously contribute the Distributed Assets to Buyer. The Assets shall be, on the Closing Date, free and clear of any claims, liabilities, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances, which Assets include the following:



          2.1.1. the Personal Property;



          2.1.2. the Real Property;



          2.1.3. the Franchises;



          2.1.4. the Contracts;



          2.1.5. all of Seller's proprietary information, technical information and data, machinery and equipment warranties, maps, computer discs and tapes, plans, diagrams, blueprints and schematics, including filings with the Franchising Authorities and the FCC relating solely to the Systems (other than the materials described in Section 2.2 hereof);



          2.1.6. all payments and sums deposited or advanced by Seller to a landlord, utility, governmental agency or any other party as a security deposit or in exchange for initiation of a service;



          2.1.7. subject to Section 2.2, all books and records relating to the business or operation of the Systems, customer records and all records required by the Franchising Authorities to be kept, subject to the right of Seller to have such books and records made available to Seller for a period of three years from the Closing Date; and



          2.1.8. the going concern value and any of Seller's other intangible assets, if any, with respect to the Systems.


     2.2. Excluded Assets. The Assets shall exclude the following assets ("Excluded Assets"):


          2.2.1. Seller's cash on hand as of the Closing Date and all other cash in any of Seller's bank or savings accounts, including, without limitation, customer advance payments and deposits; any and all bonds, surety instruments, insurance policies and all rights and claims thereunder, letters of credit or other similar items and any cash surrender value in regard thereto, and any stocks, bonds, certificates of deposit and similar investments;

          2.2.2. Any books and records that Seller is required by law to retain and any correspondence, memoranda, books of account, tax reports and returns and the like related to the Systems other than those described in
     Section 2.1.7, subject to the right of Buyer to have access to and to copy for a reasonable period, not to exceed three years from the Closing Date, and Seller's partnership books and records and other books and records related to internal partnership matters and financial relationships with Seller's lenders and affiliates;



          2.2.3. Any claims, rights and interest in and to any refunds of federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Closing Date including, without limitation, fees paid to the U.S. Copyright Office or any causes of action relating to such refunds;



          2.2.4. Except as specifically set forth herein, any Employee Plan, Compensation Arrangement or Multi-employer Plan;



          2.2.5. All rights to receive fees or services from any affiliate of Seller;



          2.2.6. Any contracts, agreements or other arrangements between Seller and any affiliate of Seller;



          2.2.7. All choses in action of Seller whether or not relating to the Systems; and


          2.2.8. The Accounts Receivable.

     2.3. Purchase Price.

     2.3.1 The purchase price for the Purchased Assets ("Purchase Price") shall be (i) $11,400,000, (ii) as adjusted pursuant to Section 2.4 below, and (iii) reduced by an amount equal to the portion of the Assets represented by the Distributed Assets.

     2.3.2 The Purchase Price shall be paid by Buyer to Seller at the Closing as follows:

          (a) By a promissory note in the principal amount of 3,300,000, to be paid in three equal annual installments from the Closing Date and bearing interest at an annual interest rate of 8.0%; and

          (b) Subject to the principal amount of the promissory note described in Section 2.3.2(a), adjustments and prorations set forth in Section 2.4 below, and the reductions set forth in Section 2.3.1(iii) above, by wire transfer of the balance of the Purchase Price in immediately available funds to Seller.

     2.3.3 All Purchase Price proceeds shall be distributable to the partners of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended. Notwithstanding the foregoing, NCC, the managing general partner of Seller, shall not be entitled to receive any payments described in
Section 2.3.2, and shall only be entitled to the Distributed Assets.

     2.4. Adjustments and Prorations.

     2.4.1. All income, expenses and other liabilities arising from the Systems up until midnight on the day prior to the Closing Date, including franchise fees, pole and other rental charges payable with respect to cable television service, utility charges, real and personal property taxes and assessments levied against the Assets, salesperson advances, property and equipment rentals, applicable copyright or other fees, sales and service charges, taxes (except for taxes arising from the transfer of the Assets hereunder), and similar prepaid and deferred items, shall be prorated between Buyer and Seller in accordance with the principle that Seller shall receive the benefit of all income and shall be responsible for all expenses, costs and liabilities allocable to the conduct of the business or operation of the Systems for the period prior to the Closing Date, and Buyer shall receive the benefit of all income and shall be responsible for all expenses, costs and obligations allocable to the conduct of the business or operation of the Systems on the Closing Date and for the period thereafter. All such pro rations shall be determined in accordance with generally accepted accounting principles.

     2.4.2. The Purchase Price shall be increased by an amount equal to 100% of the face amount of all payments and sums deposited or advanced by Seller to a landlord, utility, governmental agency or any other party as a security deposit or in exchange for initiation of a service.

     2.4.3. The Purchase Price shall be reduced by an amount equal to (a) any customer advance payments (i.e., customer payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing) and deposits (including any interest owing thereon), and (b) any other advance payments (i.e., advertising payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing).

     2.4.4. At least ten business days prior to the Closing, Seller will prepare a report with respect to the Systems (the "Preliminary Report"), showing in detail the preliminary determination of the adjustments referred to in this
Section 2.4, calculated in accordance with such Section as of the Closing Date (or as of any other date(s) agreed to by the parties) together with any documents substantiating the determination of the adjustments to the Purchase Price proposed in the Preliminary Report. The adjustment shown in the Preliminary Report, as adjusted by agreement of the parties, will be reflected as an adjustment to the Purchase Price payable at the Closing.

     2.4.5. Within 90 days after the Closing Date, Buyer shall prepare a report with respect to the Systems (the "Final Report"), showing in detail the final determination of any adjustments which were not calculated as of the Closing Date and containing any corrections to the Preliminary Report, together with any documents substantiating the final calculation of the adjustments proposed in the Final Report. If Seller shall conclude that the Final Report does not accurately reflect the adjustments and prorations to be made to the Purchase Price in accordance with this Section 2.4, Seller shall, within 30 days after its receipt of the Final Report, provide to Buyer its written statement of any discrepancies believed to exist. Buyer and Seller shall use good faith efforts to jointly resolve the discrepancies within 15 days of Buyer's receipt of Seller's written statement of discrepancies, which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or judicial review. If Buyer and Seller cannot resolve the discrepancies to their mutual satisfaction within such 15-day period, Buyer and Seller shall, within the following 10 days, jointly designate a national independent public accounting firm to be retained to review the Final Report together with Seller's discrepancy statement and any other relevant documents. Such firm shall report its conclusions as to adjustments pursuant to this Section 2.4 which shall be conclusive on all parties to this Agreement and not subject to dispute or judicial review. If, after adjustment as appropriate with respect to the amount of the aforesaid adjustments paid or credited at the Closing, Buyer or Seller is determined to owe an amount to the other, the appropriate party shall pay such amount thereof to the other, within three days after receipt of such determination. The cost of retaining such independent public accounting firm shall be borne by Buyer; provided, however, that if such independent public accounting firm concludes that the Final Report as proposed by Buyer is accurate and that the discrepancies noted by Seller are inaccurate, then Seller shall bear the cost of retaining such independent public accounting firm.

     2.5. Assumption of Liabilities and Obligations. As of the Closing Date and subject to applicable pro rations and adjustments set forth in Section 2.4, Buyer shall assume and pay, discharge and perform the following (collectively, the "Assumed Liabilities"): (a) all obligations and liabilities of Seller under the Franchises and the Contracts; (b) all obligations and liabilities of Seller to all customers and advertisers of the Systems for any advance payments or deposits; and (c) all obligations and liabilities arising out of events occurring on or after the Closing Date related to Buyer's ownership of the Assets or its conduct of the business or operation of the Systems. All other obligations and liabilities of Seller shall remain and be the obligations and liabilities solely of Seller.

 3. Representations and Warranties of Seller


     Seller represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date, as follows:

     3.1. Organization, Standing and Authority. Seller is a limited partnership duly organized and validly existing under the laws of the State of Washington, and is qualified to conduct business as a foreign limited partnership in the State of South Carolina. Seller has the requisite partnership power and authority (a) to own, lease and use the Assets as presently owned, leased and used by it, and (b) to conduct the business and operation of the Systems as presently conducted by it.

     3.2. Authorization and Binding Obligation. Seller has the partnership power and authority to execute and deliver this Agreement and to carry out and perform all of its other obligations under the terms of this Agreement. Except for the approval of a majority in interest of the limited partners of Seller, all partnership action by Seller necessary for the authorization, execution, delivery and performance by it of this Agreement has been taken. This Agreement has been duly executed and delivered by Seller and this Agreement constitutes the valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     3.3. Absence of Conflicting Agreements. Subject to obtaining the Consents described in Section 3.4, the execution, delivery and performance of this Agreement by Seller will not: (a) violate the certificate of limited partnership and limited partnership agreement, as amended, of Seller; (b) violate any law, judgment, order, ordinance, injunction, decree, rule or regulation of any court or governmental instrumentality applicable to Seller with respect to the Assets; or (c) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, accelerate or permit the acceleration of any performance required by the terms of, any Contract or Franchise, excluding from the foregoing clauses (b) and (c) such violations, conflicts, terminations, breaches and defaults, which in the aggregate would not have a Material Adverse Effect, and such conflicts, terminations, breaches and defaults which would occur as a result of the specific legal or regulatory status of Buyer.

     3.4. Consents. Except for (a) the Consents of Franchising Authorities that are required by the Franchises prior to Closing, (b) the Consents of landlords of leased headend or office sites required prior to Closing, (c) the Consents of the FCC, other than any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as temporary authorization is available to Buyer under FCC rules with respect thereto, (d) the Consent of a majority in interest of the limited partners of Seller and (e) Consents which if not obtained would not have a Material Adverse Effect, no consent, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party is required to consummate this Agreement and the transactions contemplated hereby.


 4. Representations and Warranties of Buyer


     Buyer represents and warrants to Seller as of the date of this Agreement and as of the Closing Date, as follows:

     4.1. Organization, Standing and Authority. Buyer is a corporation, duly organized and validly existing under the laws of the State of Washington and is (or will be on the Closing) qualified to conduct business as a foreign corporation in the State of South Carolina. Buyer has the requisite power and authority to execute and deliver this Agreement and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer hereunder.

     4.2. Authorization and Binding Obligation. Buyer has the corporate power and authority to execute and deliver this Agreement and to carry out and perform all of its other obligations under the terms of this Agreement. All corporate action by Buyer necessary for the authorization, execution, delivery and performance by Buyer of this Agreement has been taken. This Agreement has been duly executed and delivered by Buyer and this Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     4.3. Absence of Conflicting Agreements. Subject to obtaining the Consents listed in Section 3.4, the execution, delivery and performance of this Agreement by Buyer will not: (a) require the consent, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party, except where if not obtained would not have a Material Adverse Effect; (b) violate the governing documents of Buyer; (c) violate any material law, judgment, order, ordinance, injunction, decree, rule or regulation of any court or governmental instrumentality; or (d) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, license or permit to which Buyer is a party or by which Buyer may be bound, such that Buyer could not perform hereunder and acquire or operate the Assets.

     4.4. Buyer Qualification. Buyer knows of no reason why it cannot become the franchisee pursuant to the Franchises, and to its knowledge has the requisite qualifications to own and operate the Systems.

     4.5. Availability of Funds. Buyer will have available on the Closing Date sufficient unrestricted funds to enable it to consummate the transactions contemplated hereby.


 5. Covenants of the Parties


     5.1. Consents. Following the execution hereof, Seller shall make such applications to the Franchising Authorities and other third parties for the Consents, and shall otherwise use its commercially reasonable efforts to obtain the Consents as expeditiously as possible. In no event shall Seller be required, as a condition of obtaining such Consents, to expend any monies on, before or after the Closing Date (other than expenses typically incurred in connection with the efforts to obtain such Consents), or to offer or grant any accommodations or concessions adverse to Seller or to engage in litigation or other adversarial proceedings. Buyer shall use its commercially reasonable efforts to promptly assist Seller and shall take such prompt and affirmative actions as may reasonably be necessary in obtaining such Consents and shall cooperate with Seller in the preparation, filing and prosecution of such applications as may reasonably be necessary, including, without limitation, making management and other personnel of Buyer available to assist in obtaining such Consents. The parties agree to use commercially reasonable efforts to obtain consents to the transfer of the Franchises. Seller shall not agree to any materially adverse change in any Franchise as a condition to obtaining any authorization, consent, order or approval necessary for the transfer of such Franchise unless Buyer shall otherwise consent; provided, however, that Buyer, and not Seller, shall bear the cost and expense of any conditions imposed by Franchising Authorities on Franchise transfers to which Buyer has consented. Buyer acknowledges that Franchising Authorities and third parties to Contracts may impose bond, letter of credit, indemnity and insurance requirements and may modify or impose penalty provisions and other similar provisions to the appropriate Franchise or Contract as a condition to giving their consent to assignment or transfer thereof. Notwithstanding anything to the contrary contained in this Section 5.1, Buyer shall be obligated to accept any such conditions as long as the requirements are reasonable and customary in the industry for similarly situated cable Systems operators in terms of size and financial and operating qualifications. Buyer agrees that it shall not, without the prior written consent of Seller (which may be withheld at Seller's sole discretion), seek amendments or modifications to Franchises or Contracts. Buyer shall, at Seller's request, promptly furnish Seller with copies of such documents and information with respect to Buyer, including financial information and information relating to the cable and other operations of Buyer and any of its affiliated or related companies, as Seller may reasonably request in connection with the obtaining of any of the Consents or as may be reasonably requested by any person in connection with any Consent. Notwithstanding anything to the contrary contained in this Section 5.1, Seller's obligations hereunder with respect to pursuing any Consent shall be fully satisfied with respect to: (a) the transfer of pole attachment or conduit contracts, if Buyer has executed a new contract with the respective pole company or if such pole company has indicated in writing that it is willing to execute a new contract with Buyer; and (b) the transfer of railroad crossing permits or contracts, if Buyer has executed a new permit or contract with the respective railroad company or if such railroad company has indicated in writing that it is willing to execute a new permit or contract with Buyer.

     5.2. Taxes, Fees and Expenses. Buyer shall pay all sales, use, transfer, purchase taxes and fees, filing fees, recordation fees and application fees, if any, arising out of the transactions contemplated herein. Each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and other representatives.

     5.3. Brokers. Each of Buyer and Seller represents and warrants that neither it nor any person or entity acting on its behalf has incurred any liability for any finders' or brokers' fees or commissions in connection with the transaction contemplated by this Agreement, except that Seller has retained Daniels & Associates, L.P., whose fees shall be paid by Seller. Buyer agrees to defend, indemnify and hold harmless Seller against any fee, commission, loss or expense arising out of any claim by any broker or finder employed or alleged to have been employed by Buyer.

     5.4. Risk of Loss. The risk of loss, damage or destruction to the Systems from fire, theft or other casualty or cause shall be borne by Seller at all times up to completion of the Closing. It is expressly understood and agreed that in the event of any material loss or damage to any material portion of the Assets from fire, casualty or other cause prior to the Closing, Seller shall promptly notify Buyer of same in writing. Such notice shall report the loss or damage incurred, the cause thereof, if known, and any insurance coverage related thereto.

     5.5. Bonds, Letters of Credit, Etc. Buyer shall take all reasonably necessary steps, and execute and deliver all reasonably necessary documents, to insure that on the Closing Date Buyer has delivered such bonds, letters of credit, indemnity agreements and similar instruments in such amounts and in favor of such Franchising Authorities and other third parties requiring the same in connection with the Franchises and the Contracts.

     5.6. Accounts Receivable. Buyer shall have the sole right and obligation to collect, on behalf of Seller, outstanding Accounts Receivable after Closing. Buyer shall remit to Seller in cash all amounts collected by Buyer in satisfaction of Accounts Receivable on and up to 90 days after the Closing Date. All Accounts Receivable that remain outstanding 90 days after the Closing Date shall be automatically assigned from Seller to Buyer without further action, and all amounts collected by Buyer in satisfaction of Accounts Receivable more than 90 days after the Closing Date shall be retained by Buyer. Buyer shall use reasonable efforts to collect the Accounts Receivable on behalf of Seller. Buyer shall be entitled to compromise, discount or otherwise make concessions to account debtors as Buyer may reasonably determine in order to collect the Accounts Receivable. Seller shall reimburse Buyer for any costs Buyer incurs to collect Accounts Receivable, which costs shall be offset against the remittances to be made by Buyer to Seller.


 6. Conditions Precedent to Obligations of Buyer and Seller to Close


     6.1. Conditions Precedent to Obligations of Buyer to Close. The obligations of Buyer to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Buyer for purposes of consummating such transactions:

          6.1.1. Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

          6.1.2. Covenants and Conditions. Seller shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

          6.1.3. No Injunction, Etc. No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby which if successful would have a Material Adverse Effect.

          6.1.4. Consents. Each of the following Consents shall have been duly obtained and delivered to Buyer: (a) the Consents of the Franchising Authorities; and (b) the Consents of the FCC, except for any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as a temporary authorization is available to Buyer under FCC rules with respect thereto.

          6.1.5. Deliveries. Seller shall have made or stand willing and able to make all the deliveries to Buyer set forth in Section 7.2.

          6.1.6. Material Adverse Change. Between the date of this Agreement and the Closing Date, there shall have been no material adverse change in the financial condition of the Systems, taken as a whole, other than matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters) and matters relating to or arising from local or national economic conditions (including financial and capital markets).

          6.1.7 Closing of Sale of Other Systems of Seller. The sale of the other cable television Systems owned and operated by Seller shall have been consummated prior to or simultaneously with Closing, as described in Seller's proxy statement filed with the Securities and Exchange Commission.

     6.2. Conditions Precedent to Obligations of Seller to Close. The obligations of Seller to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Seller for purposes of consummating such transactions:

          6.2.1. Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

          6.2.2. Covenants and Conditions. Buyer shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

          6.2.3. No Injunction, Etc. No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby.

          6.2.4. Limited Partner Approvals. A majority in interest of the limited partners of Seller shall have consented to the transactions contemplated by this Agreement in accordance with the terms of Seller's partnership agreement and applicable securities laws.

          6.2.5. Deliveries. Buyer shall have made or stand willing and able to make all the deliveries set forth in Section 7.3.


 7. Closing and Closing Deliveries


     7.1. Closing. If practicable, the Closing will be held on the last business day of the calendar month during which the conditions set forth in Sections
6.1.5 and 6.2.5 hereof shall have been satisfied; provided, however, that if the Closing is not held on the last business day of the calendar month during which such conditions shall have been satisfied, the Closing shall be held on the last business day of the next succeeding calendar month, or on such other date as Buyer and Seller may mutually agree ("Closing Date"). The Closing shall be held at 10:00 a.m. local time at the Seller's offices at 1201 Third Ave., Suite 3600, Seattle, WA 98101, or will be conducted by mail or at such other place and time as the parties may agree. Notwithstanding the foregoing, the parties agree that the Closing shall be deemed effective as of 12:01 a.m. on the Closing Date, and all references herein that relate to the date and time of the Closing, including provisions dealing with adjustments to the Purchase Price, shall refer to such effective date and time.

     7.2. Deliveries by Seller. Prior to or on the Closing Date, Seller shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:


          7.2.1. Transfer Documents. A duly executed bill of sale, limited or special (but not general) warranty deeds (subject to all matters of record), motor vehicle titles, assignments and other transfer documents which shall be sufficient to vest good title to the Assets in the name of Buyer or its permitted assignees, free and clear of any claims, liabilities, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances; and



          7.2.2. Consents. The original of each Consent required by Section
     6.1.4;



     7.3. Deliveries by Buyer. Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel:



          7.3.1. Purchase Price. The Purchase Price, subject to any adjustments and reductions in accordance with Section 2.3 and Section 2.4; and



          7.3.2. Assumption Agreements. A duly executed assignment and assumption agreement pursuant to which Buyer shall assume and undertake to perform the Assumed Liabilities.



 8. Termination



     8.1. Method of Termination. This Agreement constitutes the binding and irrevocable agreement of the parties to consummate the transactions contemplated hereby, subject to and in accordance with the terms hereof, the consideration for which is (a) the covenants, representations, warranties and agreements set forth in this Agreement; and (b) the expenditures and obligations incurred and to be incurred by Buyer on the one hand, and by Seller, on the other hand, in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:



          8.1.1. By the mutual consent of Seller and Buyer, or by either Seller or Buyer in the event of the notification by the Federal Trade Commission or the Department of Justice of the intent of either agency to seek to enjoin the transactions contemplated by this Agreement or if any condition to the Closing set forth in Section 6.1.3 or 6.2.3 is not fulfilled and the failure of such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer or Seller contained in this Agreement;

          8.1.2. By Buyer, if any of the conditions set forth in Section 6.1 hereof to which the obligations of Buyer are subject (other than the conditions set forth in Section 6.1.3) have not been fulfilled or waived, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer contained in this Agreement; or



          8.1.3. By Seller, if any of the conditions set forth in Section 6.2 hereof to which the obligations of Seller are subject (other than the conditions set forth in Section 6.2.3) have not been fulfilled or waived, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Seller contained in this Agreement.



     8.2. Rights Upon Termination.



     8.2.1. In the event of a termination of this Agreement pursuant to Section
8.1.1 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its officers, directors, partners, employees, agents, representatives or stockholders) shall be liable to any other party for any cost, expense, damage or loss of anticipated profits hereunder.



     8.2.2. In the event of a termination of this Agreement pursuant to Section
8.1.2 hereof, if Seller is in material breach of this Agreement, Buyer shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance. In the event of any action to enforce this Agreement, Seller hereby waives the defense that there is an adequate remedy at law.



     8.2.3. In the event of a termination of this Agreement pursuant to Section
8.1.3 hereof, if Buyer is in material breach of this Agreement by Buyer, Seller shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance. In the event of any action to enforce this Agreement, Buyer hereby waives the defense that there is an adequate remedy at law.



 9. Survival of Representations and Warranties and Indemnification



     9.1. Representations and Warranties. All representations, warranties, covenants and agreements contained in this Agreement or in documents or instruments delivered pursuant hereto shall be deemed continuing representations, warranties, covenants and agreements, and shall survive the Closing Date for a period ending on the one-year anniversary of the Closing Date.



     9.2. Indemnification by Buyer. Buyer shall defend, indemnify and hold Seller harmless against and with respect to, and shall reimburse Seller for:



          9.2.1. Any and all losses, liabilities or damages resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by Buyer contained herein;



          9.2.2. Any and all of the Assumed Liabilities;



          9.2.3. Any and all losses, liabilities or damages resulting from Buyer's operation or ownership of the Systems or Assets on and after the Closing Date; and



          9.2.4. Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.



     9.3. Procedure for Indemnification. The procedure for indemnification shall be as follows:



          9.3.1. The party claiming indemnification ("Claimant") shall promptly give notice to the party from whom indemnification is claimed ("Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (a) the factual basis for such claim and (b) the estimated amount of the claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within ten business days after written notice of such action, suit or proceeding was given to Claimant; provided that failure to give such notice within such ten-day period shall not bar or otherwise prejudice Claimant's rights to indemnification with respect to such third-party action, suit or proceeding unless any defense, claim, counterclaim or cross-claim of the Indemnifying Party is prejudiced thereby.


          9.3.2. Following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have 30 days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim subject to the terms and in accordance with the procedures set forth herein. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.



          9.3.3. With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim, and the Indemnifying Party shall be responsible and shall promptly reimburse Claimant for all associated costs, fees and expenses.



          9.3.4. If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.



     9.4. Exclusive Remedy. After the Closing Date, the sole and exclusive remedy of any party for any misrepresentation or any breach of a warranty or covenant set forth in or made pursuant to this Agreement shall be a claim for indemnification under and pursuant to this Article 9.



10. Miscellaneous



     10.1. Benefit and Binding Effect. Seller may not assign this Agreement without the prior written consent of the Buyer. Buyer may assign its rights and obligations under this Agreement to any of its affiliates or assigns upon notice to Seller. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.



     10.2. Bulk Transfer. Buyer acknowledges that Seller has not and will not file any transfer notice or otherwise complied with applicable bulk transfer laws, and the parties agree to waive compliance with same.



     10.3. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Washington, without regard to the conflicts of law principles of such state. The parties agree that this
Section 10.3 serves as a material inducement for Seller to enter into this Agreement.



     10.4. Gender and Number. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires.



     10.5. Entire Agreement. This Agreement, and all documents and certificates to be delivered by the parties pursuant hereto collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof. This Agreement supersedes all prior negotiations between Buyer and Seller with respect to the transactions contemplated hereby, and all letters of intent and other writings relating to such negotiations, and cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Agreement or an agreement delivered pursuant hereto, as the case may be, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.


     10.6. Further Assurances. Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.



     10.7. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.



     10.8. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law; provided, however, that the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner that is materially adverse to any party affected by such invalidity or unenforceability.



     10.9. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument, and a facsimile transmission shall be deemed to be an original signature.



     10.10. No Third-Party Beneficiaries. This Agreement constitutes an agreement solely among the parties hereto, and, except as otherwise provided herein, is not intended to and will not confer any rights, remedies, obligations or liabilities, legal or equitable on any person other than the parties hereto and their respective successors or assigns, or otherwise constitute any person a third party beneficiary under or by reason of this Agreement.



     10.11. Tax Consequences. No party to this Agreement makes any representation or warranty, express or implied, with respect to the tax implications of any aspect of this Agreement on any other party to this Agreement, and all parties expressly disclaim any such representation or warranty with respect to any tax consequences arising under this Agreement. Each party has relied solely on its own tax advisors with respect to the tax implications of this Agreement.



     10.12. Construction. This Agreement has been negotiated by Buyer and Seller and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement shall not apply in any construction or interpretation of this Agreement.



     10.13. Time of the Essence. Time is of the essence under this Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day that is not a business day, the time for the giving of such notice or the performance of such act will be extended to the next succeeding business day.



     10.14. Cure. For all purposes under this Agreement, the existence or occurrence of any event or circumstance that constitutes a breach of a representation or warranty or the nonfulfillment of any pre-Closing covenant or agreement of Buyer or Seller contained in this Agreement on the date such representation or warranty is made or the fulfillment of such pre-Closing covenant or agreement is due, shall not constitute a breach of such representation or warranty or the nonfulfillment of such pre-Closing covenant or agreement if such event or circumstance is cured on or prior to the Closing Date.

     10.15. Covenant Not To Sue and Nonrecourse to Partners.


     10.15.1. Buyer agrees that notwithstanding any other provision in this Agreement, any agreement, instrument, certificate or document entered into pursuant to or in connection with this Agreement or the transactions contemplated herein or therein (each a "Transaction Document") and any rule of law or equity to the contrary, to the fullest extent permitted by law, Seller's obligations and liabilities under all Transaction Documents and in connection with the transactions contemplated therein shall be nonrecourse to all general and limited partners of Seller. As used herein, the term "nonrecourse" means that the obligations and liabilities are limited in recourse solely to the assets of Seller (for those purposes, any capital contribution obligations of the general and limited partners of Seller or any negative capital account balances of such partners shall not be deemed to be assets of Seller) and are not guaranteed directly or indirectly by, or the primary obligations of, any general or limited partner of Seller, and neither Seller nor any general or limited partner or any incorporator, stockholder, officer, director, partner, employee or agent of Seller or of any general or limited partner of any successor partnership, either directly or indirectly, shall be personally liable in any respect for any obligation or liability of Seller under any Transaction Document or any transaction contemplated therein.

     10.15.2. Buyer hereby covenants for itself, its successors and assigns that it, its successors and assigns will not make, bring, claim, commence, prosecute, maintain, cause or permit any action to be brought, commenced, prosecuted, maintained, either at law or equity, in any court of the United States or any state thereof against any general or limited partner of Seller or any incorporator, stockholder, officer, director, partner, employee or agent of Seller or of any general or limited partner of Seller for (i) the payment of any amount or the performance of any obligation under any Transaction Document or
(ii) the satisfaction of any liability arising in connection with any such payment or obligation or otherwise, including without limitation, liability arising in law for tort (including, without limitation, for active and passive negligence, negligent misrepresentation and fraud), equity (including, without limitation, for indemnification and contribution) and contract (including, without limitation, monetary damages for the breach of representation or warranty or performance of any of the covenants or obligations contained in any Transaction Document or with the transactions contemplated herein or therein).


     10.16. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.


        [Remainder of Page Intentionally Blank; Signature Page Follows]

     EXECUTED as of the date first above written.


        Buyer:                            NORTHLAND CABLE PROPERTIES, INC.


                                          By: /s/ RICHARD I. CLARK
                                            ------------------------------------
                                              Richard I. Clark
                                              Executive Vice President


        Seller:                           NORTHLAND CABLE PROPERTIES SIX
                                          LIMITED PARTNERSHIP


                                          By: Northland Communications
                                              Corporation,
                                              Managing General Partner

                                          By: /s/ RICHARD I. CLARK
                                            ------------------------------------
                                              Richard I. Clark
                                              Executive Vice President

                                                                       EXHIBIT H

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT

                                    BETWEEN

                         NORTHLAND CABLE PROPERTIES SIX
                              LIMITED PARTNERSHIP
                                      AND

                        NORTHLAND CABLE TELEVISION, INC.


                                     DATED

                                 JUNE 14, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT is dated June 14, 2001, by and between and Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("Seller"), and Northland Cable Television, Inc., a Washington corporation, or its affiliates or assigns ("Buyer").


                                   RECITALS:

     A. Seller owns and operates a cable television system in the following community: Highlands, North Carolina (the "System");

     B. Seller desires to sell, and Buyer wishes to buy, substantially all of Seller's assets used in the operations of the System and the cable television business related thereto for the price and on the terms and conditions set forth in this Agreement.

                                  AGREEMENTS:

     In consideration of the above recitals and the covenants and agreements contained herein, Buyer and Seller agree as follows:


 1. Defined Terms


     The following terms shall have the following meanings in this Agreement and additional terms shall have the meanings as defined elsewhere in this Agreement:

     1.1. "Accounts Receivable" means the rights of Seller to payment for services provided for and billed by Seller (including, without limitation, those billed to subscribers of the System and those for services and advertising time provided by Seller) and unpaid prior to the Closing Date as reflected on the billing records of Seller relating to the System.

     1.2. "Agreement" means this Asset Purchase Agreement.

     1.3. "Assets" means all the tangible and intangible assets owned by Seller and used solely in connection with the conduct of the business or operations of the System, including, without limitation, those specified in detail in Section
2.1 but excluding those specified in Section 2.2. Assets consist of the Purchased Assets and the Distributed Assets.

     1.4. "Closing" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Section 7.

     1.5. "Closing Date" means the date of the Closing specified in Section 7.

     1.6. "Compensation Arrangement" means any written plan or compensation arrangement other than an Employee Plan or a Multi-employer Plan that provides to employees of Seller employed at the System any compensation or other benefits, whether deferred or not, in excess of base salary or wages and excluding overtime pay, including, but not limited to, any bonus or incentive plan, deferred compensation arrangement, stock purchase plan, severance pay plan and any other perquisites and employee fringe benefit plan.

     1.7. "Consents" means the consents, permits or approvals of governmental authorities and other third parties.

     1.8. "Contracts" means all pole attachment and conduit agreements, railway crossing agreements, leases, easements, rights of way and similar interests in Real Property, retransmission consent agreements, subscription agreements with customers for the cable services provided by the System, miscellaneous service agreements, agreements involving material non-monetary obligations, agreements entered into by Seller in the ordinary course of business of the System between the date hereof and the Closing Date, and other agreements, written or oral (including any amendments and other modifications thereto), to which Seller is a party and that relate to the Assets or the business or operations of the System.

     1.9 "Distributed Assets" means the undivided portion of the Assets attributable to the interest of Northland Communications Corporation, the managing general partner of Seller ("NCC"), pursuant to and in accordance with the limited partnership agreement of Seller, as amended, and which when combined with the Purchased Assets constitute all the Assets.

     1.10. "Employee Plan" means any written pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, (other than a Multi-employer Plan) to which Seller contributes or which Seller sponsors or maintains or by which Seller otherwise is bound, that provides benefits to employees of Seller employed at the System.

     1.11. "FCC" means the Federal Communications Commission, or its successor agency.

     1.12. "Franchises" means all municipal and county franchises, and franchise applications (if any), granted to Seller by any Franchising Authorities, including all amendments thereto and modifications thereof.

     1.13. "Franchising Authorities" means all governmental authorities, which have issued cable franchises relating to the operations of the System or before which are pending any franchise applications filed by Seller relating to the operations of the System.

     1.14. "Material Adverse Effect" means a material adverse effect on the operations, assets or financial condition of the System, taken as a whole, other than (a) matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters), (b) matters relating to or arising from local or national economic conditions (including, without limitation, financial and capital markets) and (c) any changes resulting from or relating to the taking of any action contemplated by this Agreement.

     1.15. "Multi-employer Plan" means a plan, as defined in ERISA Section 3(37) or Section 4001(a)(3), to which Seller or any trade or business which would be considered a single employer with Seller under Section 4001(b)(1) of ERISA contributed, contributes or is required to contribute that provides benefits to employees of Seller employed at the System.

     1.16. "Permitted Encumbrances" means any of the following liens or encumbrances: (a) landlord's liens and liens for current taxes, assessments and governmental charges not yet due or being contested in good faith by appropriate proceedings; (b) statutory liens or other encumbrances that are minor or technical defects in title that do not in the aggregate materially affect the value, marketability or utility of the Assets as presently utilized; (c) such liens, liabilities or encumbrances as are Assumed Liabilities; (d) leased interests in property leased to others; (e) restrictions set forth in, or rights granted to Franchising Authorities as set forth in, the Franchises or applicable laws relating thereto; (f) zoning, building or similar restrictions, easements, rights-of-way, reservations of rights, conditions or other restrictions or encumbrances relating to or affecting the Real Property, that do not materially interfere with the use of such Real Property in the operations of the System as presently conducted; (g) as to Real Property, all matters of record as of the date hereof other than mortgages; and (h) any other liens or encumbrances that relate to liabilities and obligations that are to be discharged in full at Closing or that will be removed prior to or at Closing.


     1.17. "Personal Property" means all of the machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, supplies and other tangible and intangible personal property, including, without limitation, the Franchises, the Contracts and the Accounts Receivable, that are owned or leased by Seller and used, useful or held for use as of the date hereof solely in the conduct of the business or operations of the System, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.

     1.18. "Purchased Assets" means the undivided portion of the Assets attributable to the collective interest of the limited partners and the administrative general partner of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended, and which when combined with the Distributed Assets constitute all the Assets.


     1.19. "Real Property" means all of the real property interests of Seller, including, without limitation, fee interests in real estate (together with the buildings and other improvements located thereon), leasehold interests in real estate, easements, licenses, rights to access, rights-of-way and other real property interests that are (a) leased by Seller and used as of the date hereof solely in the business or operations of the System, or (b) owned by Seller and used as of the date hereof solely in the business or operations of the System, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.


 2. Sale and Purchase of Assets



     2.1. Agreement to Sell and Purchase. Subject to the terms and conditions set forth in this Agreement, on the Closing Date Seller hereby agrees to (i) sell, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, all of the Purchased Assets, and (ii) make an in-kind distribution to NCC of all of the Distributed Assets pursuant to and in accordance with the limited partnership agreement of Seller, as amended. On the Closing Date, NCC intends to simultaneously contribute the Distributed Assets to Buyer. The Assets shall be, on the Closing Date, free and clear of any claims, liabilities, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances, which Assets include the following:


          2.1.1. the Personal Property;

          2.1.2. the Real Property;

          2.1.3. the Franchises;

          2.1.4. the Contracts;

          2.1.5. all of Seller's proprietary information, technical information and data, machinery and equipment warranties, maps, computer discs and tapes, plans, diagrams, blueprints and schematics, including filings with the Franchising Authorities and the FCC relating solely to the System (other than the materials described in Section 2.2 hereof);

          2.1.6. all payments and sums deposited or advanced by Seller to a landlord, utility, governmental agency or any other party as a security deposit or in exchange for initiation of a service;

          2.1.7. subject to Section 2.2, all books and records relating to the business or operations of the System, customer records and all records required by the Franchising Authorities to be kept, subject to the right of Seller to have such books and records made available to Seller for a period of three years from the Closing Date; and

          2.1.8. the going concern value and any of Seller's other intangible assets, if any, with respect to the System.


     2.2. Excluded Assets. The Assets shall exclude the following assets ("Excluded Assets"):


          2.2.1. Seller's cash on hand as of the Closing Date and all other cash in any of Seller's bank or savings accounts, including, without limitation, customer advance payments and deposits; any and all bonds, surety instruments, insurance policies and all rights and claims thereunder, letters of credit or other similar items and any cash surrender value in regard thereto, and any stocks, bonds, certificates of deposit and similar investments;

          2.2.2. Any books and records that Seller is required by law to retain and any correspondence, memoranda, books of account, tax reports and returns and the like related to the System other than those described in
     Section 2.1.7, subject to the right of Buyer to have access to and to copy for a

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     reasonable period, not to exceed three years from the Closing Date, and
     Seller's partnership books and records and other books and records related to internal partnership matters and financial relationships with Seller's lenders and affiliates;

          2.2.3. Any claims, rights and interest in and to any refunds of federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Closing Date including, without limitation, fees paid to the U.S. Copyright Office or any causes of action relating to such refunds;

          2.2.4. Except as specifically set forth herein, any Employee Plan, Compensation Arrangement or Multi-employer Plan;

          2.2.5. All rights to receive fees or services from any affiliate of Seller;

          2.2.6. Any contracts, agreements or other arrangements between Seller and any affiliate of Seller;

          2.2.7 All choses in action of Seller whether or not relating to the System; and

          2.2.8. The Accounts Receivable.


     2.3. Purchase Price.



     2.3.1 The purchase price for the Purchased Assets ("Purchase Price") shall be (i) $4,600,000.00, (ii) as adjusted pursuant to Section 2.4 below, and (iii) reduced by an amount equal to the portion of the Assets represented by the Distributed Assets.


     2.3.2 The Purchase Price shall be paid by Buyer to Seller at the Closing as follows:


          (a) By a promissory note in the principal amount of $500,000.00, to be paid in three equal annual installments from the Closing Date and bearing interest at an annual interest rate of 8.0%; and



          (b) Subject to the principal amount of the promissory note described in Section 2.3.2(a), adjustments and prorations set forth in Section 2.4 below, and the reductions set forth in Section 2.3.1(iii) above, by wire transfer of the balance of the Purchase Price in immediately available funds to Seller.


     2.3.3 All Purchase Price proceeds shall be distributable to the partners of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended. Notwithstanding the foregoing, NCC, the managing general partner of Seller, shall not be entitled to receive any payments described in
Section 2.3.2, and shall only be entitled to the Distributed Assets.


     2.4. Adjustments and Prorations.


     2.4.1. All income, expenses and other liabilities arising from the System up until midnight on the day prior to the Closing Date, including franchise fees, pole and other rental charges payable with respect to cable television service, utility charges, real and personal property taxes and assessments levied against the Assets, salesperson advances, property and equipment rentals, applicable copyright or other fees, sales and service charges, taxes (except for taxes arising from the transfer of the Assets hereunder), and similar prepaid and deferred items, shall be prorated between Buyer and Seller in accordance with the principle that Seller shall receive the benefit of all income and shall be responsible for all expenses, costs and liabilities allocable to the conduct of the business or operations of the System for the period prior to the Closing Date, and Buyer shall receive the benefit of all income and shall be responsible for all expenses, costs and obligations allocable to the conduct of the business or operations of the System on the Closing Date and for the period thereafter. All such pro rations shall be determined in accordance with generally accepted accounting principles.

     2.4.2. The Purchase Price shall be increased by an amount equal to 100% of the face amount of all payments and sums deposited or advanced by Seller to a landlord, utility, governmental agency or any other party as a security deposit or in exchange for initiation of a service.

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

     2.4.3. The Purchase Price shall be reduced by an amount equal to (a) any customer advance payments (i.e., customer payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing) and deposits (including any interest owing thereon), and (b) any other advance payments (i.e., advertising payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing).

     2.4.4. At least ten business days prior to the Closing, Seller will prepare a report with respect to the System (the "Preliminary Report"), showing in detail the preliminary determination of the adjustments referred to in this
Section 2.4, calculated in accordance with such Section as of the Closing Date (or as of any other date(s) agreed to by the parties) together with any documents substantiating the determination of the adjustments to the Purchase Price proposed in the Preliminary Report. The adjustment shown in the Preliminary Report, as adjusted by agreement of the parties, will be reflected as an adjustment to the Purchase Price payable at the Closing.

     2.4.5. Within 90 days after the Closing Date, Buyer shall prepare a report with respect to the System (the "Final Report"), showing in detail the final determination of any adjustments which were not calculated as of the Closing Date and containing any corrections to the Preliminary Report, together with any documents substantiating the final calculation of the adjustments proposed in the Final Report. If Seller shall conclude that the Final Report does not accurately reflect the adjustments and prorations to be made to the Purchase Price in accordance with this Section 2.4, Seller shall, within 30 days after its receipt of the Final Report, provide to Buyer its written statement of any discrepancies believed to exist. Buyer and Seller shall use good faith efforts to jointly resolve the discrepancies within 15 days of Buyer's receipt of Seller's written statement of discrepancies, which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or judicial review. If Buyer and Seller cannot resolve the discrepancies to their mutual satisfaction within such 15-day period, Buyer and Seller shall, within the following 10 days, jointly designate a national independent public accounting firm to be retained to review the Final Report together with Seller's discrepancy statement and any other relevant documents. Such firm shall report its conclusions as to adjustments pursuant to this Section 2.4 which shall be conclusive on all parties to this Agreement and not subject to dispute or judicial review. If, after adjustment as appropriate with respect to the amount of the aforesaid adjustments paid or credited at the Closing, Buyer or Seller is determined to owe an amount to the other, the appropriate party shall pay such amount thereof to the other, within three days after receipt of such determination. The cost of retaining such independent public accounting firm shall be borne by Buyer; provided, however, that if such independent public accounting firm concludes that the Final Report as proposed by Buyer is accurate and that the discrepancies noted by Seller are inaccurate, then Seller shall bear the cost of retaining such independent public accounting firm.


     2.5. Assumption of Liabilities and Obligations. As of the Closing Date and subject to applicable pro rations and adjustments set forth in Section 2.4, Buyer shall assume and pay, discharge and perform the following (collectively, the "Assumed Liabilities"): (a) all obligations and liabilities of Seller under the Franchises and the Contracts; (b) all obligations and liabilities of Seller to all customers and advertisers of the System for any advance payments or deposits; and (c) all obligations and liabilities arising out of events occurring on or after the Closing Date related to Buyer's ownership of the Assets or its conduct of the business or operations of the System. All other obligations and liabilities of Seller shall remain and be the obligations and liabilities solely of Seller.



 3. Representations and Warranties of Seller


     Seller represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date, as follows:


     3.1. Organization, Standing and Authority. Seller is a limited partnership duly organized and validly existing under the laws of the State of Washington, and is qualified to conduct business as a foreign limited partnership in the State of North Carolina. Seller has the requisite partnership power and authority

(a) to own, lease and use the Assets as presently owned, leased and used by it, and (b) to conduct the business and operations of the System as presently conducted by it.


     3.2. Authorization and Binding Obligation. Seller has the partnership power and authority to execute and deliver this Agreement and to carry out and perform all of its other obligations under the terms of this Agreement. Except for the approval of a majority in interest of the limited partners of Seller, all partnership action by Seller necessary for the authorization, execution, delivery and performance by it of this Agreement has been taken. This Agreement has been duly executed and delivered by Seller and this Agreement constitutes the valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.



     3.3. Absence of Conflicting Agreements. Subject to obtaining the Consents described in Section 3.4, the execution, delivery and performance of this Agreement by Seller will not: (a) violate the certificate of limited partnership and limited partnership agreement, as amended, of Seller; (b) violate any law, judgment, order, ordinance, injunction, decree, rule or regulation of any court or governmental instrumentality applicable to Seller with respect to the Assets; or (c) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, accelerate or permit the acceleration of any performance required by the terms of, any Contract or Franchise, excluding from the foregoing clauses (b) and (c) such violations, conflicts, terminations, breaches and defaults, which in the aggregate would not have a Material Adverse Effect, and such conflicts, terminations, breaches and defaults which would occur as a result of the specific legal or regulatory status of Buyer.



     3.4. Consents. Except for (a) the Consents of Franchising Authorities that are required by the Franchises prior to Closing, (b) the Consents of landlords of leased headend or office sites required prior to Closing, (c) the Consents of the FCC, other than any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as temporary authorization is available to Buyer under FCC rules with respect thereto, (d) the Consent of a majority in interest of the limited partners of Seller and (e) Consents which if not obtained would not have a Material Adverse Effect, no consent, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party is required to consummate this Agreement and the transactions contemplated hereby.



 4. Representations and Warranties of Buyer


     Buyer represents and warrants to Seller as of the date of this Agreement and as of the Closing Date, as follows:


     4.1. Organization, Standing and Authority. Buyer is a corporation, duly organized and validly existing under the laws of the State of Washington and is (or will be on the Closing) qualified to conduct business as a foreign corporation in the State of North Carolina. Buyer has the requisite power and authority to execute and deliver this Agreement and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer hereunder.



     4.2. Authorization and Binding Obligation. Buyer has the corporate power and authority to execute and deliver this Agreement and to carry out and perform all of its other obligations under the terms of this Agreement. All corporate action by Buyer necessary for the authorization, execution, delivery and performance by Buyer of this Agreement has been taken. This Agreement has been duly executed and delivered by Buyer and this Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from

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

time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.


     4.3. Absence of Conflicting Agreements. Subject to obtaining the Consents listed in Section 3.4, the execution, delivery and performance of this Agreement by Buyer will not: (a) require the consent, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party, except where if not obtained would not have a Material Adverse Effect; (b) violate the governing documents of Buyer; (c) violate any material law, judgment, order, ordinance, injunction, decree, rule or regulation of any court or governmental instrumentality; or (d) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, license or permit to which Buyer is a party or by which Buyer may be bound, such that Buyer could not perform hereunder and acquire or operate the Assets.



     4.4. Buyer Qualification. Buyer knows of no reason why it cannot become the franchisee pursuant to the Franchises, and to its knowledge has the requisite qualifications to own and operate the System.



     4.5. Availability of Funds. Buyer will have available on the Closing Date sufficient unrestricted funds to enable it to consummate the transactions contemplated hereby.



 5. Covenants of the Parties



     5.1. Consents. Following the execution hereof, Seller shall make such applications to the Franchising Authorities and other third parties for the Consents, and shall otherwise use its commercially reasonable efforts to obtain the Consents as expeditiously as possible. In no event shall Seller be required, as a condition of obtaining such Consents, to expend any monies on, before or after the Closing Date (other than expenses typically incurred in connection with the efforts to obtain such Consents), or to offer or grant any accommodations or concessions adverse to Seller or to engage in litigation or other adversarial proceedings. Buyer shall use its commercially reasonable efforts to promptly assist Seller and shall take such prompt and affirmative actions as may reasonably be necessary in obtaining such Consents and shall cooperate with Seller in the preparation, filing and prosecution of such applications as may reasonably be necessary, including, without limitation, making management and other personnel of Buyer available to assist in obtaining such Consents. The parties agree to use commercially reasonable efforts to obtain consents to the transfer of the Franchises. Seller shall not agree to any materially adverse change in any Franchise as a condition to obtaining any authorization, consent, order or approval necessary for the transfer of such Franchise unless Buyer shall otherwise consent; provided, however, that Buyer, and not Seller, shall bear the cost and expense of any conditions imposed by Franchising Authorities on Franchise transfers to which Buyer has consented. Buyer acknowledges that Franchising Authorities and third parties to Contracts may impose bond, letter of credit, indemnity and insurance requirements and may modify or impose penalty provisions and other similar provisions to the appropriate Franchise or Contract as a condition to giving their consent to assignment or transfer thereof. Notwithstanding anything to the contrary contained in this Section 5.1, Buyer shall be obligated to accept any such conditions as long as the requirements are reasonable and customary in the industry for similarly situated cable system operators in terms of size and financial and operating qualifications. Buyer agrees that it shall not, without the prior written consent of Seller (which may be withheld at Seller's sole discretion), seek amendments or modifications to Franchises or Contracts. Buyer shall, at Seller's request, promptly furnish Seller with copies of such documents and information with respect to Buyer, including financial information and information relating to the cable and other operations of Buyer and any of its affiliated or related companies, as Seller may reasonably request in connection with the obtaining of any of the Consents or as may be reasonably requested by any person in connection with any Consent. Notwithstanding anything to the contrary contained in this Section 5.1, Seller's obligations hereunder with respect to pursuing any Consent shall be fully satisfied with respect to:
(a) the transfer of pole attachment or conduit contracts, if Buyer has executed a new contract with the respective pole company or if such pole company has indicated in writing that it is willing to execute a new contract with Buyer; and (b) the transfer of railroad crossing permits or contracts, if Buyer has executed a new permit or contract with the respective railroad company or if such railroad company has indicated in writing that it is willing to execute a new permit or contract with Buyer.

     5.2. Taxes, Fees and Expenses. Buyer shall pay all sales, use, transfer, purchase taxes and fees, filing fees, recordation fees and application fees, if any, arising out of the transactions contemplated herein. Each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and other representatives.

     5.3. Brokers. Each of Buyer and Seller represents and warrants that neither it nor any person or entity acting on its behalf has incurred any liability for any finders' or brokers' fees or commissions in connection with the transaction contemplated by this Agreement, except that Seller has retained Daniels & Associates, L.P., whose fees shall be paid by Seller. Buyer agrees to defend, indemnify and hold harmless Seller against any fee, commission, loss or expense arising out of any claim by any broker or finder employed or alleged to have been employed by Buyer.

     5.4. Risk of Loss. The risk of loss, damage or destruction to the System from fire, theft or other casualty or cause shall be borne by Seller at all times up to completion of the Closing. It is expressly understood and agreed that in the event of any material loss or damage to any material portion of the Assets from fire, casualty or other cause prior to the Closing, Seller shall promptly notify Buyer of same in writing. Such notice shall report the loss or damage incurred, the cause thereof, if known, and any insurance coverage related thereto.

     5.5. Bonds, Letters of Credit, Etc. Buyer shall take all reasonably necessary steps, and execute and deliver all reasonably necessary documents, to insure that on the Closing Date Buyer has delivered such bonds, letters of credit, indemnity agreements and similar instruments in such amounts and in favor of such Franchising Authorities and other third parties requiring the same in connection with the Franchises and the Contracts.

     5.6. Accounts Receivable. Buyer shall have the sole right and obligation to collect, on behalf of Seller, outstanding Accounts Receivable after Closing. Buyer shall remit to Seller in cash all amounts collected by Buyer in satisfaction of Accounts Receivable on and up to 90 days after the Closing Date. All Accounts Receivable that remain outstanding 90 days after the Closing Date shall be automatically assigned from Seller to Buyer without further action, and all amounts collected by Buyer in satisfaction of Accounts Receivable more than 90 days after the Closing Date shall be retained by Buyer. Buyer shall use reasonable efforts to collect the Accounts Receivable on behalf of Seller. Buyer shall be entitled to compromise, discount or otherwise make concessions to account debtors as Buyer may reasonably determine in order to collect the Accounts Receivable. Seller shall reimburse Buyer for any costs Buyer incurs to collect Accounts Receivable, which costs shall be offset against the remittances to be made by Buyer to Seller.


 6. Conditions Precedent to Obligations of Buyer and Seller to Close


     6.1. Conditions Precedent to Obligations of Buyer to Close. The obligations of Buyer to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Buyer for purposes of consummating such transactions:

          6.1.1. Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

          6.1.2. Covenants and Conditions. Seller shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

          6.1.3. No Injunction, Etc. No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby which if successful would have a Material Adverse Effect.

          6.1.4. Consents. Each of the following Consents shall have been duly obtained and delivered to Buyer: (a) the Consents of the Franchising Authorities; and (b) the Consents of the FCC, except for any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as a temporary authorization is available to Buyer under FCC rules with respect thereto.

          6.1.5. Deliveries. Seller shall have made or stand willing and able to make all the deliveries to Buyer set forth in Section 7.2.

          6.1.6. Material Adverse Change. Between the date of this Agreement and the Closing Date, there shall have been no material adverse change in the financial condition of the System, taken as a whole, other than matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters) and matters relating to or arising from local or national economic conditions (including financial and capital markets).


          6.1.7. Closing of Sale of Other System of Seller. The sale of the other cable television System owned and operated by Seller shall have been consummated prior to or simultaneously with Closing, as described in Seller's proxy statement filed with the Securities and Exchange Commission.


     6.2. Conditions Precedent to Obligations of Seller to Close. The obligations of Seller to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Seller for purposes of consummating such transactions:

          6.2.1. Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

          6.2.2. Covenants and Conditions. Buyer shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

          6.2.3. No Injunction, Etc. No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby.

          6.2.4. Limited Partner Approvals. A majority in interest of the limited partners of Seller shall have consented to the transactions contemplated by this Agreement in accordance with the terms of Seller's partnership agreement and applicable securities laws.

          6.2.5. Deliveries. Buyer shall have made or stand willing and able to make all the deliveries set forth in Section 7.3.

 7. Closing and Closing Deliveries


     7.1. Closing. If practicable, the Closing will be held on the last business day of the calendar month during which the conditions set forth in Sections
6.1.5 and 6.2.5 hereof shall have been satisfied; provided, however, that if the Closing is not held on the last business day of the calendar month during which such conditions shall have been satisfied, the Closing shall be held on the last business day of the next succeeding calendar month, or on such other date as Buyer and Seller may mutually agree ("Closing Date"). The Closing shall be held at 10:00 a.m. local time at the Seller's offices at 1201 Third Ave., Suite 3600, Seattle, WA 98101, or will be conducted by mail or at such other place and time as the parties may agree. Notwithstanding the foregoing, the parties agree that the Closing shall be deemed effective as of 12:01 a.m. on the Closing Date, and all references herein that relate to the date and time of the Closing, including provisions dealing with adjustments to the Purchase Price, shall refer to such effective date and time.

     7.2. Deliveries by Seller. Prior to or on the Closing Date, Seller shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:

          7.2.1. Transfer Documents. A duly executed bill of sale, limited or special (but not general) warranty deeds (subject to all matters of record), motor vehicle titles, assignments and other transfer documents which shall be sufficient to vest good title to the Assets in the name of Buyer or its permitted assignees, free and clear of any claims, liabilities, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances; and

          7.2.2. Consents. The original of each Consent required by Section
     6.1.4;

     7.3. Deliveries by Buyer. Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel:

          7.3.1. Purchase Price. The Purchase Price, subject to any adjustments and reductions in accordance with Section 2.3 and Section 2.4; and

          7.3.2. Assumption Agreements. A duly executed assignment and assumption agreement pursuant to which Buyer shall assume and undertake to perform the Assumed Liabilities.

 8. Termination

     8.1. Method of Termination. This Agreement constitutes the binding and irrevocable agreement of the parties to consummate the transactions contemplated hereby, subject to and in accordance with the terms hereof, the consideration for which is (a) the covenants, representations, warranties and agreements set forth in this Agreement; and (b) the expenditures and obligations incurred and to be incurred by Buyer on the one hand, and by Seller, on the other hand, in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:

          8.1.1. By the mutual consent of Seller and Buyer, or by either Seller or Buyer in the event of the notification by the Federal Trade Commission or the Department of Justice of the intent of either agency to seek to enjoin the transactions contemplated by this Agreement or if any condition to the Closing set forth in Section 6.1.3 or 6.2.3 is not fulfilled and the failure of such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer or Seller contained in this Agreement;

          8.1.2. By Buyer, if any of the conditions set forth in Section 6.1 hereof to which the obligations of Buyer are subject (other than the conditions set forth in Section 6.1.3) have not been fulfilled or waived, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer contained in this Agreement; or

          8.1.3. By Seller, if any of the conditions set forth in Section 6.2 hereof to which the obligations of Seller are subject (other than the conditions set forth in Section 6.2.3) have not been fulfilled or waived, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Seller contained in this Agreement.

     8.2. Rights Upon Termination.

          8.2.1. In the event of a termination of this Agreement pursuant to
     Section 8.1.1 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its officers, directors, partners, employees, agents, representatives or stockholders) shall be liable to any other party for any cost, expense, damage or loss of anticipated profits hereunder.

          8.2.2. In the event of a termination of this Agreement pursuant to
     Section 8.1.2 hereof, if Seller is in material breach of this Agreement, Buyer shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance. In the event of any action to enforce this Agreement, Seller hereby waives the defense that there is an adequate remedy at law.

          8.2.3. In the event of a termination of this Agreement pursuant to
     Section 8.1.3 hereof, if Buyer is in material breach of this Agreement by Buyer, Seller shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance. In the event of any action to enforce this Agreement, Buyer hereby waives the defense that there is an adequate remedy at law.

 9. Survival of Representations and Warranties and Indemnification

     9.1. Representations and Warranties. All representations, warranties, covenants and agreements contained in this Agreement or in documents or instruments delivered pursuant hereto shall be deemed continuing representations, warranties, covenants and agreements, and shall survive the Closing Date for a period ending on the one-year anniversary of the Closing Date.

     9.2. Indemnification by Buyer. Buyer shall defend, indemnify and hold Seller harmless against and with respect to, and shall reimburse Seller for:

          9.2.1. Any and all losses, liabilities or damages resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by Buyer contained herein;

          9.2.2. Any and all of the Assumed Liabilities;

          9.2.3. Any and all losses, liabilities or damages resulting from Buyer's operations or ownership of the System or Assets on and after the Closing Date; and

          9.2.4. Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

     9.3. Procedure for Indemnification. The procedure for indemnification shall be as follows:

          9.3.1. The party claiming indemnification ("Claimant") shall promptly give notice to the party from whom indemnification is claimed ("Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (a) the factual basis for such claim and (b) the estimated amount of the claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within ten business days after written notice of such action, suit or proceeding was given to Claimant; provided that failure to give such notice within such ten-day period shall not bar or otherwise prejudice Claimant's rights to indemnification with respect to such third-party action, suit or proceeding unless any defense, claim, counterclaim or cross-claim of the Indemnifying Party is prejudiced thereby.

          9.3.2. Following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have 30 days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim subject to the terms and in accordance with the procedures set forth herein. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.

          9.3.3. With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim, and the Indemnifying Party shall be responsible and shall promptly reimburse Claimant for all associated costs, fees and expenses.

          9.3.4. If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

     9.4. Exclusive Remedy. After the Closing Date, the sole and exclusive remedy of any party for any misrepresentation or any breach of a warranty or covenant set forth in or made pursuant to this Agreement shall be a claim for indemnification under and pursuant to this Article 9.

10. Miscellaneous

     10.1. Benefit and Binding Effect. Seller may not assign this Agreement without the prior written consent of the Buyer. Buyer may assign its rights and obligations under this Agreement to any of its affiliates or assigns upon notice to Seller. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     10.2. Bulk Transfer. Buyer acknowledges that Seller has not and will not file any transfer notice or otherwise complied with applicable bulk transfer laws, and the parties agree to waive compliance with same.

     10.3. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Washington, without regard to the conflicts of law principles of such state. The parties agree that this
Section 10.3 serves as a material inducement for Seller to enter into this Agreement.

     10.4. Gender and Number. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires.

     10.5. Entire Agreement. This Agreement, and all documents and certificates to be delivered by the parties pursuant hereto collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof. This Agreement supersedes all prior negotiations between Buyer and Seller with respect to the transactions contemplated hereby, and all letters of intent and other writings relating to such negotiations, and cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Agreement or an agreement delivered pursuant hereto, as the case may be, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

     10.6. Further Assurances. Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     10.7. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     10.8. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law; provided, however, that the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner that is materially adverse to any party affected by such invalidity or unenforceability.

     10.9. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument, and a facsimile transmission shall be deemed to be an original signature.

     10.10. No Third-Party Beneficiaries. This Agreement constitutes an agreement solely among the parties hereto, and, except as otherwise provided herein, is not intended to and will not confer any rights, remedies, obligations or liabilities, legal or equitable on any person other than the parties hereto and their respective successors or assigns, or otherwise constitute any person a third party beneficiary under or by reason of this Agreement.

     10.11. Tax Consequences. No party to this Agreement makes any representation or warranty, express or implied, with respect to the tax implications of any aspect of this Agreement on any other party to this Agreement, and all parties expressly disclaim any such representation or warranty with respect to any tax consequences arising under this Agreement. Each party has relied solely on its own tax advisors with respect to the tax implications of this Agreement.

     10.12. Construction. This Agreement has been negotiated by Buyer and Seller and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement shall not apply in any construction or interpretation of this Agreement.

     10.13. Time of the Essence. Time is of the essence under this Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day that is not a business day, the time for the giving of such notice or the performance of such act will be extended to the next succeeding business day.

     10.14. Cure. For all purposes under this Agreement, the existence or occurrence of any event or circumstance that constitutes a breach of a representation or warranty or the nonfulfillment of any pre-Closing covenant or agreement of Buyer or Seller contained in this Agreement on the date such representation or warranty is made or the fulfillment of such pre-Closing covenant or agreement is due, shall not constitute a breach of such representation or warranty or the nonfulfillment of such pre-Closing covenant or agreement if such event or circumstance is cured on or prior to the Closing Date.

     10.15. Covenant Not To Sue and Nonrecourse to Partners.

     10.15.1. Buyer agrees that notwithstanding any other provision in this Agreement, any agreement, instrument, certificate or document entered into pursuant to or in connection with this Agreement or the transactions contemplated herein or therein (each a "Transaction Document") and any rule of law or equity to the contrary, to the fullest extent permitted by law, Seller's obligations and liabilities under all Transaction Documents and in connection with the transactions contemplated therein shall be nonrecourse to all general and limited partners of Seller. As used herein, the term "nonrecourse" means that the obligations and liabilities are limited in recourse solely to the assets of Seller (for those purposes, any capital contribution obligations of the general and limited partners of Seller or any negative capital account balances of such partners shall not be deemed to be assets of Seller) and are not guaranteed directly or indirectly by, or the primary obligations of, any general or limited partner of Seller, and neither Seller nor any general or limited partner or any incorporator, stockholder, officer, director, partner, employee or agent of Seller or of any general or limited partner of any successor partnership, either directly or indirectly, shall be personally liable in any respect for any obligation or liability of Seller under any Transaction Document or any transaction contemplated therein.

     10.15.2. Buyer hereby covenants for itself, its successors and assigns that it, its successors and assigns will not make, bring, claim, commence, prosecute, maintain, cause or permit any action to be brought, commenced, prosecuted, maintained, either at law or equity, in any court of the United States or any state thereof against any general or limited partner of Seller or any incorporator, stockholder, officer, director, partner, employee or agent of Seller or of any general or limited partner of Seller for (i) the payment of any amount or the performance of any obligation under any Transaction Document or
(ii) the satisfaction of any liability arising in connection with any such payment or obligation or otherwise, including without limitation, liability arising in law for tort (including, without limitation, for active and passive negligence, negligent misrepresentation and fraud), equity (including, without limitation, for indemnification and contribution) and contract (including, without limitation, monetary damages for the breach of representation or warranty or performance of any of the covenants or obligations contained in any Transaction Document or with the transactions contemplated herein or therein).

     10.16. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

        [Remainder of Page Intentionally Blank; Signature Page Follows]

     EXECUTED as of the date first above written.

        Buyer:                            NORTHLAND CABLE TELEVISION, INC.

                                          By: /s/ RICHARD I. CLARK
                                            ------------------------------------
                                            Richard I. Clark
                                              Executive Vice President

        Seller:                           NORTHLAND CABLE PROPERTIES SIX
                                          LIMITED PARTNERSHIP

                                          By: Northland Communications
                                              Corporation,
                                              Managing General Partner

                                          By: /s/ RICHARD I. CLARK
                                            ------------------------------------
                                            Richard I. Clark
                                              Executive Vice President

                                                                       EXHIBIT I


                                PROMISSORY NOTE

$6,075,000                                                                , 2001
                                                             Seattle, Washington

     FOR VALUE RECEIVED, NORTHLAND CABLE NETWORKS LLC (the "Maker"), promises to pay to NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("NCP-Six"), upon the terms and conditions stated herein, the principal sum of Six Million Seventy-Five Thousand Dollars ($6,075,000), which sum shall be payable in three equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the date of this Note. Payments shall be made in lawful money of the United States, at such place as NCP-Six may designate in writing. Maker shall have the privilege of prepaying all or any portion of this Note without premium or penalty. Any such prepayment shall first be applied to accrued and unpaid interest and then to principal, in the order of maturity.

     This Note is issued in connection with that certain Asset Purchase and Contribution Agreement among the Maker, Northland Communications Corporation and NCP-Six dated as of May 29, 2001 (the "Agreement"). The Maker may be entitled to the right of offset, as provided in Section 9.6.2 of the Agreement, and may, without being in default under this Note, effect such offset against any amounts payable under this Note.

     The principal sum of this Note shall bear interest at a per annum rate of eight percent (8%). If any portion of this Note shall not be paid when due, then the principal balance of the Note shall thereafter bear interest at a per annum rate that is the lesser of ten percent (10%) and the highest possible rate allowable under applicable law, from the date of such default. A default shall exist as to any failure of the Maker to make any payment required hereunder in a timely manner; provided, however, there shall be no default and no payment shall be due hereunder if (x) the Maker is effecting an offset to account for any prorations, claims or other adjustments provided for pursuant to the Agreement or (y) as a result of the subordination provisions set forth in paragraph five of this Note.

     In the event a suit is commenced to enforce the payment of this Note, the Maker hereby agrees to pay all costs of collection, including a reasonable sum as the fees of attorneys, if the holder prevails in such enforcement proceeding.

     The indebtedness and all other obligations evidenced by this Note are subordinated to the prior payment in full in cash of all obligations of the Maker from time to time outstanding in respect of all other indebtedness of the Maker, other than any indebtedness which by its terms is expressly subordinated to this Note, including, without limitation, amounts that would become due except for the operation of the automatic stay under sec. 362(a) of the Bankruptcy Code, 11 U.S.C. sec. 362(a), and interest, fees, charges and other amounts that, but for the filing of a petition in bankruptcy with respect to the Maker, would accrue on such indebtedness whether or not a claim is allowed against the Maker for the same in such proceeding (collectively, "Senior Debt"). Maker agrees that upon the occurrence and during the continuance of any default under any Senior Debt or upon any distribution of the assets or readjustment of the obligations of the Maker whether by reason of voluntary or involuntary liquidation, dissolution, winding up, composition, bankruptcy, reorganization, arrangement, receivership, assignment for the benefit of creditors or any marshalling of its assets or the readjustment of its liabilities, whether partial or total, the holders of the Senior Debt shall be entitled to receive cash payment in full of lawful money of the United States of America of all of the Senior Debt in accordance with their respective terms prior to payment of, or other distribution in respect of, all or any part of the indebtedness or other obligations hereunder. NCP-Six agrees, by its acceptance of this Note, that at any time that payment under this Note is prohibited by operation of this paragraph, it shall not take any action to enforce or otherwise collect any such payment and in the event that, notwithstanding the foregoing, NCP-Six shall have received any payment under or in respect of this Note at a time when such payment is prohibited, then such payment shall be received and held in trust for the benefit of the holders of the Senior Debt and shall be paid over and delivered to such holders or their agent to the extent necessary to pay the Senior Debt in full in cash after giving effect to any other concurrent payment or distribution to such holders in respect of the Senior Debt.

     THIS NOTE IS AND SHALL FOR ALL PURPOSES BE DEEMED NONASSIGNABLE AND NONNEGOTIABLE; provided, however, that NCP-Six may assign its rights and delegate its duties and obligations under this Note, including without limitation the right to receive payment hereunder, to a liquidating trust established for the purpose of distributing amounts due hereunder for the benefit of the beneficiaries of such liquidating trust.

     This Note is to be construed in all respects and enforced according to the laws of the State of Washington.


ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



          Maker:                          NORTHLAND CABLE NETWORKS LLC


                                          By: NORTHLAND COMMUNICATIONS
                                              CORPORATION
                                          Its: Member

                                          By:
                                          --------------------------------------
                                          Its:
                                          --------------------------------------

                                                                       EXHIBIT J



                                PROMISSORY NOTE


$3,300,000                                                                , 2001

                                                             Seattle, Washington


     FOR VALUE RECEIVED, NORTHLAND COMMUNICATIONS CORPORATION (the "Maker"), promises to pay to NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("NCP-Six"), upon the terms and conditions stated herein, the principal sum of Three Million Three Hundred Thousand Dollars ($3,300,000), which sum shall be payable in three equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the date of this Note. Payments shall be made in lawful money of the United States, at such place as NCP-Six may designate in writing. Maker shall have the privilege of prepaying all or any portion of this Note without premium or penalty. Any such prepayment shall first be applied to accrued and unpaid interest and then to principal, in the order of maturity.

     This Note is issued in connection with that certain Asset Purchase Agreement between Northland Cable Properties, Inc., a wholly-owned subsidiary of
Maker ("NCPI"), and NCP-Six dated as of June   , 2001 (the "Agreement"). As
described in that certain Proxy Statement dated                , 2001, Maker has
assumed the obligations of NCPI under the Agreement with respect to the Note. Maker may be entitled to the right of offset, as provided in the Agreement and the Proxy Statement, and may, without being in default under this Note, effect such offset against any amounts payable under this Note.

     The principal sum of this Note shall bear interest at a per annum rate of eight percent (8%). If any portion of this Note shall not be paid when due, then the principal balance of the Note shall thereafter bear interest at the rate of twelve percent (12%) per annum, from the date of such default. A default shall exist as to any failure of the Maker to make any payment required hereunder in a timely manner; provided, however, there shall be no default and no payment shall be due hereunder if (x) the Maker is effecting an offset to account for any prorations, claims or other adjustments provided for pursuant to the Agreement or (y) as a result of the subordination provisions set forth in paragraph five of this Note.

     In the event a suit is commenced to enforce the payment of this Note, the Maker hereby agrees to pay all costs of collection, including a reasonable sum as the fees of attorneys, if the holder prevails in such enforcement proceeding.


     The indebtedness and all other obligations evidenced by this Note are subordinated to the prior payment in full in cash of all obligations of the Maker from time to time outstanding in respect of all other indebtedness of the Maker, other than any indebtedness which by its terms is expressly subordinated to this Note, including, without limitation, amounts that would become due except for the operation of the automatic stay under sec. 362(a) of the Bankruptcy Code, 11 U.S.C. sec. 362(a), and interest, fees, charges and other amounts that, but for the filing of a petition in bankruptcy with respect to the Maker, would accrue on such indebtedness whether or not a claim is allowed against the Maker for the same in such proceeding (collectively, "Senior Debt"). Maker agrees that upon the occurrence and during the continuance of any default under any Senior Debt or upon any distribution of the assets or readjustment of the obligations of the Maker whether by reason of voluntary or involuntary liquidation, dissolution, winding up, composition, bankruptcy, reorganization, arrangement, receivership, assignment for the benefit of creditors or any marshalling of its assets or the readjustment of its liabilities, whether partial or total, the holders of the Senior Debt shall be entitled to receive cash payment in full of lawful money of the United States of America of all of the Senior Debt in accordance with their respective terms prior to payment of, or other distribution in respect of, all or any part of the indebtedness or other obligations hereunder. NCP-Six agrees, by its acceptance of this Note, that at any time that payment under this Note is prohibited by operation of this paragraph, it shall not take any action to enforce or otherwise collect any such payment and in the event that, notwithstanding the foregoing, NCP-Six shall have received any payment under or in respect of this Note at a time when such payment is prohibited, then such payment shall be received and held in trust for the benefit of the holders of the Senior Debt and shall be paid over and delivered to such holders or their agent to the extent necessary to pay the Senior Debt in full in cash after giving effect to any other concurrent payment or distribution to such holders in respect of the Senior Debt.

     THIS NOTE IS AND SHALL FOR ALL PURPOSES BE DEEMED NONASSIGNABLE AND NONNEGOTIABLE; provided, however, that NCP-Six may assign its rights and delegate its duties and obligations under this Note, including without limitation the right to receive payment hereunder, to a liquidating trust established for the purpose of distributing amounts due hereunder for the benefit of the beneficiaries of such liquidating trust.

     This Note is to be construed in all respects and enforced according to the laws of the State of Washington.


ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



          Maker:                          NORTHLAND COMMUNICATIONS
                                          CORPORATION


                                          By:
                                          --------------------------------------
                                          Its:
                                          --------------------------------------

                                          By:
                                          --------------------------------------
                                          Its:
                                          --------------------------------------

                                                                       EXHIBIT K



                                PROMISSORY NOTE


$500,000                                                                  , 2001

                                                             Seattle, Washington


     FOR VALUE RECEIVED, NORTHLAND COMMUNICATIONS CORPORATION (the "Maker"), promises to pay to NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("NCP-Six"), upon the terms and conditions stated herein, the principal sum of Five Hundred Thousand Dollars ($500,000), which sum shall be payable in three equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the date of this Note. Payments shall be made in lawful money of the United States, at such place as NCP-Six may designate in writing. Maker shall have the privilege of prepaying all or any portion of this Note without premium or penalty. Any such prepayment shall first be applied to accrued and unpaid interest and then to principal, in the order of maturity.

     This Note is issued in connection with that certain Asset Purchase Agreement between Northland Cable Television, Inc., an affiliate of Maker
("NCTV"), and NCP-Six dated as of             , 2001 (the "Agreement"). As
described in that certain Proxy Statement dated                , 2001, Maker has
assumed the obligations of NCTV under the Agreement with respect to the Note. Maker may be entitled to the right of offset, as provided in the Agreement and the Proxy Statement, and may, without being in default under this Note, effect such offset against any amounts payable under this Note.

     The principal sum of this Note shall bear interest at a per annum rate of eight percent (8%). If any portion of this Note shall not be paid when due, then the principal balance of the Note shall thereafter bear interest at the rate of twelve percent (12%) per annum, from the date of such default. A default shall exist as to any failure of the Maker to make any payment required hereunder in a timely manner; provided, however, there shall be no default and no payment shall be due hereunder if (x) the Maker is effecting an offset to account for any prorations, claims or other adjustments provided for pursuant to the Agreement or (y) as a result of the subordination provisions set forth in paragraph five of this Note.

     In the event a suit is commenced to enforce the payment of this Note, the Maker hereby agrees to pay all costs of collection, including a reasonable sum as the fees of attorneys, if the holder prevails in such enforcement proceeding.


     The indebtedness and all other obligations evidenced by this Note are subordinated to the prior payment in full in cash of all obligations of the Maker from time to time outstanding in respect of all other indebtedness of the Maker, other than any indebtedness which by its terms is expressly subordinated to this Note, including, without limitation, amounts that would become due except for the operation of the automatic stay under sec. 362(a) of the Bankruptcy Code, 11 U.S.C. sec. 362(a), and interest, fees, charges and other amounts that, but for the filing of a petition in bankruptcy with respect to the Maker, would accrue on such indebtedness whether or not a claim is allowed against the Maker for the same in such proceeding (collectively, "Senior Debt"). Maker agrees that upon the occurrence and during the continuance of any default under any Senior Debt or upon any distribution of the assets or readjustment of the obligations of the Maker whether by reason of voluntary or involuntary liquidation, dissolution, winding up, composition, bankruptcy, reorganization, arrangement, receivership, assignment for the benefit of creditors or any marshalling of its assets or the readjustment of its liabilities, whether partial or total, the holders of the Senior Debt shall be entitled to receive cash payment in full of lawful money of the United States of America of all of the Senior Debt in accordance with their respective terms prior to payment of, or other distribution in respect of, all or any part of the indebtedness or other obligations hereunder. NCP-Six agrees, by its acceptance of this Note, that at any time that payment under this Note is prohibited by operation of this paragraph, it shall not take any action to enforce or otherwise collect any such payment and in the event that, notwithstanding the foregoing, NCP-Six shall have received any payment under or in respect of this Note at a time when such payment is prohibited, then such payment shall be received and held in trust for the benefit of the holders of the Senior Debt and shall be paid over and delivered to such holders or their agent to the extent necessary to pay the Senior Debt in full in cash after giving effect to any other concurrent payment or distribution to such holders in respect of the Senior Debt.

     THIS NOTE IS AND SHALL FOR ALL PURPOSES BE DEEMED NONASSIGNABLE AND NONNEGOTIABLE; provided, however, that NCP-Six may assign its rights and delegate its duties and obligations under this Note, including without limitation the right to receive payment hereunder, to a liquidating trust established for the purpose of distributing amounts due hereunder for the benefit of the beneficiaries of such liquidating trust.

     This Note is to be construed in all respects and enforced according to the laws of the State of Washington.


ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



          Maker:                          NORTHLAND COMMUNICATIONS
                                          CORPORATION



                                          By:

                                          --------------------------------------

                                          Its:

                                          --------------------------------------


                                          By:

                                          --------------------------------------

                                          Its:

                                          --------------------------------------

                                                                       EXHIBIT L


                       APPRAISAL OF DANIELS & ASSOCIATES

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                           APPRAISAL ANALYSIS SUMMARY

INTRODUCTION

     Northland Cable Properties Six Limited Partnership (the "Partnership") is a Washington limited partnership consisting of two general partners (the "General Partners") and approximately 1,865 limited partners. Northland Communications Corporation ("Northland"), a Washington corporation, is the Managing General Partner of the Partnership. The Partnership was formed on January 22, 1986 and began operations in 1986 with the acquisition of the cable television systems serving the communities surrounding Starkville, Maben and Mathiston, Mississippi, six additional communities in central Mississippi and the community of and areas surrounding Highlands, North Carolina. As the result of subsequent acquisitions made between July 1988 and January 1998 as well as sales of certain systems, the Partnership currently owns and operates seven cable television system groups ("System Operating Groups"), comprised of twelve headends, serving numerous communities in Mississippi, South Carolina and North Carolina (referred to in the aggregate as the "Systems"). As of March 31, 1999, the Systems passed an estimated 50,060 homes and served approximately 32,963 equivalent basic subscribers ("EBUs").

     Based on information provided by Northland for the three month period ended March 31, 1999, annualized run-rate revenue and operating cash flow for the Systems are estimated to be approximately $14.3 million and $6.7 million, respectively. This equates to average monthly revenue per EBU of $36.07 and average annual cash flow per EBU of $203.15.

     A summary of the Partnership's System Operating Groups is presented in the following table.


                                                                                                                    EST.
                                                          3/31/99                                 ESTIMATED      ANNUALIZED
                              MILES OF PLANT/    EST.    ESTIMATED     3/31/99       3/31/99     ANNUALIZED       RUN-RATE
                                 NUMBER OF      HOMES/     HOMES        EBUS/      PAY UNITS/     RUN-RATE       CASH FLOW/
   SYSTEM OPERATING GROUP        HEADENDS        MILE     PASSED     PENETRATION   PENETRATION     REVENUE         MARGIN
   ----------------------     ---------------   ------   ---------   -----------   -----------   -----------   ---------------
Starkville, MS..............       194.5/2        57      11,085      8,097/73.0%   2,930/36.2%  $ 3,680,744   $1,895,951/51.5%
Philadelphia, MS............         170/1        26       4,395      3,851/87.6%   1,450/37.7%    1,617,933      731,306/45.2%
Kosciusko, MS...............       125.8/2        43       5,440      4,350/80.0%   1,371/31.5%    1,854,490      952,651/51.4%
Forest, MS..................         154/2        24       3,735      3,222/86.3%   1,442/44.8%    1,390,976      689,646/49.6%
  Subtotal, MS..............       644.3/7        38      24,655     19,520/79.2%   7,193/36.9%    8,544,143    4,269,554/50.0%
Highlands, NC...............         128/1        33       4,190      2,584/61.7%     482/18.7%    1,036,879      459,752/44.3%
Barnwell, SC................       308.5/3        39      12,125      5,941/49.0%   4,301/72.4%    2,694,265    1,079,592/40.1%
Bennettsville, SC...........         145/1        63       9,090      4,918/54.1%   3,628/73.8%    1,993,654      887,575/44.5%
  Subtotal, SC..............       453.5/4        47      21,215     10,859/51.2%   7,929/73.0%    4,687,919    1,967,167/42.0%
Total All Systems...........    1,225.8/12        41      50,060     32,963/65.8%  15,604/47.3%  $14,268,941   $6,696,473/46.9%


     Daniels was retained by Northland to appraise the fair market value of the assets of the Partnership as of July 1, 1999 (the "Valuation Date"). The appraisal was performed in conjunction with the anticipated dissolution and liquidation of the Partnership. This report summarizes Daniels' conclusions and provides an outline of the scope of the engagement, the process used, an overview of the Systems by System Operating Group, the valuation methodology, the assumptions relied upon and an explanation of the values derived.

PROCESS

     Daniels prepared an independent appraisal analysis to determine the fair market value of the operating assets of the Partnership. The Systems were appraised on a going-concern basis, in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors. The appraisal assumes that the Systems have been and will continue to be operated as efficiently as comparable cable television systems and that the franchises and leases of assets used in the operation of the Systems will be renewed indefinitely without material changes, other than upgrade and/or rebuild requirements (see "The Systems").

     The appraisal process included discussions with the Partnership's management, due diligence visits to substantially all of the Systems by Daniels' personnel, research of demographic information concerning the various communities served by the Partnership and analyses of historical and forecasted financial and operating information, as well as Daniels' general knowledge about the cable television industry. From such due diligence, summaries of the relevant operating, technical, financial and demographic characteristics were prepared for each of the seven System Operating Groups. These characteristics were instrumental in determining value.

     In order to assess the fair market value of the Partnership's operating assets, Daniels prepared detailed operating and financial forecasts for each of the seven System Operating Groups, incorporating the critical elements of operating revenues and expenses as well as capital expenditure requirements. These financial forecasts then formed the basis for determining a discounted cash flow value for each System Operating Group, a standard valuation methodology used within the cable television industry (the "DCF" valuation methodology). The combined values of the Systems, by System Operating Group, pursuant to the DCF, provide a value of the operating assets of the Partnership. In addition, using the private market transaction multiples methodology, an aggregate value for the Partnership's cable television assets was derived by applying value per subscriber and operating cash flow multiples obtained in private market sales of comparable cable television systems to the respective statistics of the Systems. The results of the DCF and the private market transaction multiples valuation methodologies were then analyzed to determine a final appraised value for the Partnership's operating assets.

THE SYSTEMS

     The Systems are comprised of seven System Operating Groups, four of which are located in Mississippi, two of which are located in South Carolina and one of which is located in North Carolina. The largest System Operating Group is Starkville, Mississippi with 8,097 EBUs as of March 31, 1999. The smallest System Operating Group is Highlands, North Carolina with 2,584 EBUs as of the same period. As of March 31, 1999, the System Operating Groups had EBU penetration rates ranging from 49.0% to 87.6%, and a weighted average EBU penetration level of 65.8%. Subscriber growth rates for the Systems have been essentially flat to modest for the past several years.

     In the seven System Operating Groups, there are a total of 12 headends and 1,226 plant miles, of which approximately 89% is aerial and 11% is underground. Based on information provided by Northland, approximately 10% of the plant miles are at 300 MHz; 42% are at 330 MHz; 1% are at 400 MHz; 36% are at 450 MHz; and 11% are at 550 MHz. According to Northland, none of the Systems are currently addressable, and pay-per-view service is offered on an event-only basis.

TECHNICAL SUMMARY

           MILES OF PLANT AT VARIOUS BANDWIDTHS AS OF MARCH 31, 1999

                                   300 MHZ    330 MHZ    400 MHZ    450 MHZ    550 MHZ     TOTAL
        SYSTEM OPERATING            MILES      MILES      MILES      MILES      MILES      MILES
        ----------------           -------    -------    -------    -------    -------    -------
Starkville, MS...................              194.5                                          194.5
Philadelphia, MS.................               51                   119                      170
Kosciusko, MS....................                                    125.8                    125.8
Forest, MS.......................    17        137                                            154
  Subtotal, MS...................    17        382.5                 244.8                    644.3
Highlands, NC....................              128                                            128
Barnwell, SC.....................   111.2                            197.3                    308.5
Bennettsville, SC................                          6                    139           145
  Subtotal, SC...................   111.2                  6         197.3      139           453.5
TOTAL ALL SYSTEMS................   128.2      510.5       6         442.1      139         1,225.8
     Percent of Total............    10.5%      41.6%      0.5%       36.1%      11.3%        100.0%

     The reality of competition from DBS, SMATV and MMDS and the lack of excess channel capacity in certain of the Partnership's Systems suggest that a rebuild or upgrade of all of the Systems with a current capacity of less than 450 MHz would be prudent over the next several years. The Partnership plans to upgrade substantially all of the Systems to a bandwidth of at least 450 MHz over the next three years; however, there are no current franchise requirements to rebuild or upgrade any of the Systems. None of the Systems are currently addressable.

     The quality of broadcast signals that can be received off-air varies among the different System Operating Groups from good to poor, and the communities that receive good off-air signals typically have a lower subscriber penetration rate. Selected subscribers in the Starkville System Operating Group have the option of receiving service from Wireless One, a MMDS operator. Management of the Partnership does not believe that MMDS operators will have a further material negative effect on the Systems in the future. Additionally, selected homes in the community of Sapphire Valley in the Highlands system have been overbuilt by a small operator. Although competition from DBS providers exists in areas served by the Systems, such competition has not had a material effect on the Partnership's operations to date.

     On May 5, 1995, the Federal Communications Commission ("FCC") announced the adoption of a simplified set of rate regulation rules that will apply to "small" cable systems, defined as a system serving 115,000 or fewer subscribers, that are owned by "small" companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Partnership is a "small" company and each of the Partnership's Systems are "small" systems. Maximum permitted rates under these revised rules are dependent on several factors including the number of regulated channels offered, net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return.

     On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Act") became law. The 1996 Act eliminated all rate controls on cable programming service tiers ("CPSTs") of "small" cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). Under the 1996 Act, all of the Partnership's Systems qualify as "small" cable systems.

     As of March 31, 1999, six of the Partnership's Systems have received notification that local franchising authorities have elected to certify to regulate basic rates. Based on Northland's analysis, the rates charged by the Systems are within the maximum rates allowed under FCC rate regulations.

STARKVILLE, MISSISSIPPI

     The Starkville, Mississippi System Operating Group is the largest of the seven System Operating Groups with subscribers located in Oktibbeha County, Mississippi, which is approximately 125 miles northeast of Jackson, Mississippi. The City of Starkville serves as the County Seat and is the home of Mississippi State University, which has an enrollment of approximately 12,000 students and features a leading, nationally recognized veterinary medicine program. The University is the largest employer in Starkville. Also located in Starkville is the Mississippi Research and Technology Park, a long-range economic development project initiated through the joint efforts of the City of Starkville, Oktibbeha County, Mississippi State University and local businesses.

     As noted previously, the Starkville system faces limited competition from Wireless One, a MMDS operator. Additionally, the City of Starkville has formed an exploratory committee to assess the feasibility of building a cable system. In consideration of the fact that the City also owns the local power company, there is at least a potential threat that the City will move forward with a hardwire overbuild of the Starkville system with a bundled telecommunications strategy. Additionally, there is a small independent cable operator who has overbuilt approximately 12 homes in a low density area of Oktibbeha County.

     As of March 31, 1999, the Starkville System Operating Group passed 11,085 estimated homes and served 8,097 equivalent basic subscribers, for a penetration rate of 73.0%. This penetration rate is the fourth highest of the seven System Operating Groups. There are currently five franchises covering this group, with franchise expiration dates ranging from November 7, 2005 to June 30, 2010. The Starkville System Operating Group accounts for approximately 25% of the Partnership's equivalent basic units.

     The Starkville System Operating Group is comprised of two systems, each with one headend, located in Starkville and Maben, Mississippi. The Starkville System Operating Group was acquired in 1986 and has approximately 195 miles of plant, 97% of which is aerial. Currently, 100% of the plant is capable of passing 330 MHz. Within a period of two years, the Partnership will complete its rebuild of the Starkville system to 550 MHz and the Maben system to 400 MHz. The financial forecasts prepared by Daniels take into account such capital projects, among others.

     The Starkville system offers three levels of non-premium service: Economy Basic service, consisting of 11 primarily broadcast and local origination channels, for $14.00; Standard Basic service, consisting of the 11 Economy Basic channels plus an additional 21 satellite channels, for $25.95; and Specialty Tier service, consisting of the 32 Standard Basic channels plus an additional eight satellite channels, for $34.45. The Maben system offers 29 channels of Standard Basic service for $25.50. Both systems offer HBO and Showtime, while the Starkville system also offers Cinemax and The Disney Channel. The last rate increase was implemented on August 1, 1998.

BARNWELL, SOUTH CAROLINA

     The Barnwell System Operating Group was acquired by the Partnership in January 1998. Barnwell is the second largest System Operating Group, passing 12,125 estimated homes in the communities of Barnwell, Allendale and Bamberg, South Carolina and serving 5,941 equivalent basic subscribers as of March 31, 1999. The areas served by the Barnwell System Operating Group are located in Southern South Carolina, approximately 60 miles south of Columbia, South Carolina. The economy is based primarily on manufacturing and agricultural activities. The largest employer in the area is the Savannah River Site nuclear plant. Other major employers that employ in excess of 500 people include Sara Lee, Ducane Heating Corporation and Dixie Narco, a soft drink vending machine manufacturer. The overall penetration rate in this System Operating Group is 49.0%. The Barnwell System Operating Group is covered by 12 franchises which expire between January 8, 2000 and July 16, 2012. The Barnwell System Operating Group accounts for approximately 18% of the Partnership's equivalent basic subscribers.

     The Barnwell System Operating Group is comprised of three systems, each with one headend, located in Barnwell, Allendale and Bamberg, South Carolina. The Barnwell System Operating Group includes 309 miles of plant, of which approximately 84% is aerial. Approximately 64% of the plant is capable of passing 450 MHz, and approximately 36% can pass 300 MHz. Over the next two years, the Partnership will complete its rebuild of the entire System Operating Group to 450 MHz. The financial forecasts prepared by Daniels take into account such capital projects, among others.

     The Barnwell system offers two levels of non-premium service: Economy Basic service, consisting of 13 primarily broadcast and local origination channels, for $10.26; and Standard Basic service, consisting of the 13 Economy Basic channels plus an additional 15 satellite channels, for $29.65. Both the Allendale and Bamberg systems offer Economy Basic service, comprised of 12 channels, for $10.40; and Standard Basic service, comprised of 12 Economy Basic channels plus an additional 24 channels, for $30.58. The Barnwell system offers HBO, The Disney Channel, Showtime and The Movie Channel. The Allendale and Bamberg systems offer the four aforementioned premium channels plus Cinemax. The last rate increase was implemented on March 1, 1998.

BENNETTSVILLE, SOUTH CAROLINA

     The Bennettsville System Operating Group was acquired by the Partnership in January 1998. The city of Bennettsville is located approximately 100 miles northeast of Columbia, South Carolina and is the county seat of Marlboro County. The economy is based primarily on manufacturing and agricultural activities, with the three largest employers being Mohawk Carpet, United Technologies Automotive and Williamette Industries. As of March 31, 1999, the Bennettsville System Operating Group passed 9,090 estimated homes and served 4,918 equivalent basic subscribers, for a penetration rate of 54.1%. The Bennettsville System Operating Group represents a single headend located in Bennettsville, South Carolina, and covers five franchised areas. The five franchises covering this System Operating Group expire between June 10, 2006 and August 30, 2007. The Bennettsville System Operating Group accounts for approximately 15% of the Partnership's equivalent basic subscribers.

     The Bennettsville System Operating Group includes 145 miles of plant, of which approximately 81% is aerial. Approximately 96% of the plant is capable of passing 550 MHz and approximately 4% can pass 400 MHz. By the end of 2000, the Partnership is planning to upgrade the small portion of the system that is currently not capable of passing 550 MHz. The financial forecasts prepared by Daniels take into account this capital project, among others.

     The Bennettsville system offers three levels of non-premium service:
Economy Basic service, consisting of 11 primarily broadcast and local origination channels, for $7.57; Standard Basic service, consisting of the 11 Economy Basic channels plus an additional 18 satellite channels, for $19.10; and Super Basic service, consisting of the 29 Standard Basic channels plus an additional 19 satellite channels, for $26.67. The Bennettsville system offers HBO, Cinemax, The Disney Channel, Showtime, The Movie Channel and Encore. The last rate increase was effective May 1, 1998. Service rates at Bennettsville are lower than the average rates charged by the Systems due to the aggressive pricing strategy effected by the system's prior owner in response to entry into the market by an overbuilder, who has subsequently ceased operating in the market. Northland indicates that significant rate adjustments will be implemented over the next few years to get the Bennettsville system more in line with average rates charged by the Systems.

KOSCIUSKO, MISSISSIPPI

     Kosciusko is the fourth largest of the seven System Operating Groups, consisting of two systems, each with one headend, located in Kosciusko and Carthage, Mississippi, approximately 70 miles northeast of Jackson, Mississippi. The local economy is based primarily on manufacturing and agricultural activities with three of the largest employers being Choctaw Maid Farms, Inc., Choctaw Manufacturing Enterprise and Interstate Industries, Inc. The Kosciusko System passes 5,440 estimated homes and serves 4,350 equivalent basic subscribers as of March 31, 1999, for a penetration rate of 80.0%. There are three franchise agreements covering the Kosciusko System Operating Group, expiring between March 13, 2003 and April 4, 2010. The Kosciusko System Operating Group accounts for approximately 13% of the Partnership's equivalent basic subscribers.

     The Kosciusko System Operating Group consists of 126 miles of plant, of which approximately 94% is aerial. Both the Kosciusko and Carthage plants are capable of passing 450 MHz. The Partnership currently has no plans for a rebuild of the systems.

     The Kosciusko and Carthage systems offer three levels of non-premium service: Economy Basic service, consisting of 12 primarily broadcast and local origination channels, for $15.00; Standard Basic service, consisting of the 12 Economy Basic channels plus an additional 19 satellite channels, (18 for Carthage), for $25.95 in Kosciusko and $25.50 in Carthage; and Specialty Tier service, consisting of the 31 Standard Basic channels (30 for Carthage) plus an additional 10 satellite channels, for $34.45 in Kosciusko and $34.00 in Carthage. Both Systems offer HBO, Cinemax, The Disney Channel and Showtime. The last rate increase was implemented on August 1, 1998.

PHILADELPHIA, MISSISSIPPI

     The Philadelphia System Operating Group serves communities in central Mississippi through a single headend located in Philadelphia, Mississippi. The city of Philadelphia is located approximately 80 miles northeast of Jackson, Mississippi and is the County Seat. Philadelphia's economy is based primarily on manufacturing with the largest employer being U.S. Electrical Motors. Additionally, the gaming industry, highlighted by the Silver Star Casino and Hotel (500+ rooms), owned by the Choctaw Indian Reservation, has added growth to the local economy. As of March 31, 1999, the Philadelphia System Operating Group passed 4,395 estimated homes and served 3,851 equivalent basic subscribers, for a penetration rate of 87.6%. This penetration rate is the highest of the seven System Operating Groups. The Philadelphia System Operating Group includes a single headend located in Philadelphia, Mississippi, and has four franchise agreements expiring between March 20, 2009 and June 3, 2017. The Philadelphia System Operating Group accounts for approximately 12% of the Partnership's equivalent basic subscribers, resulting largely from the Silver Star Casino Hotel.

     The Philadelphia System Operating Group includes 170 miles of plant, of which approximately 96% is aerial. Approximately 70% of the plant is capable of passing 450 MHz and approximately 30% can pass 330 MHz. Over the next two years, the Partnership is planning to complete a rebuild of the entire system to 450 MHz. The financial forecasts prepared by Daniels take into account this capital project, among others.

     The Philadelphia system offers three levels of non-premium service: Economy Basic service, consisting of 12 primarily broadcast and local origination channels, for $15.00; Standard Basic service, consisting of the 12 Economy Basic channels plus an additional 16 satellite channels, for $25.50; and Specialty Tier service, consisting of the 28 Standard Basic channels plus an additional 10 satellite channels, for $34.75. The Philadelphia system offers HBO, Cinemax, Showtime, Starz and Encore. The last rate increase was implemented on August 1, 1998 for all services and the Specialty Tier service rate was increased again on May 1, 1999.

FOREST, MISSISSIPPI

     The Forest, Mississippi System Operating Group serves communities in central Mississippi. The local economy is primarily based on agricultural and manufacturing activities. One of the largest industries in the area is poultry. Nearly two million birds are dressed per week in Forest, which ranks as the second-largest producer of broilers in the nation. As of March 31, 1999, the Forest System Operating Group passed 3,735 estimated homes and served 3,222 equivalent basic subscribers for a penetration rate of 86.3%. This penetration rate is the second highest of the seven System Operating Groups. There are currently four franchises covering this System Operating Group, with franchise expiration dates ranging from February 20, 2003 to October 17, 2010. The Forest System Operating Group accounts for approximately 10% of the Partnership's equivalent basic subscribers.

     The Forest System Operating Group includes two systems, each with one headend, located in Forest and Raleigh, Mississippi. The Forest System Operating Group includes 154 miles of plant, 95% of which is aerial. Currently, 89% of the plant is capable of passing 330 MHz and 11% is capable of passing

300 MHz. Over the next two years, the Partnership is planning to rebuild the Forest system to 550 MHz. The small Raleigh system currently has no plans for further upgrade. The financial forecasts prepared by Daniels take into account such capital projects, among others.

     The Forest system offers three levels of non-premium service: Economy Basic service, consisting of 13 primarily broadcast and local origination channels, for $15.00; Standard Basic service, consisting of the 13 Economy Basic channels plus an additional 17 satellite channels, for $25.95; and Specialty Tier service, consisting of the 30 Standard Basic channels plus an additional eight satellite channels, for $33.90. The Raleigh system offers 25 channels of Standard Basic service for $23.95. The Forest system offers HBO, Cinemax, Showtime, Encore and Starz, while the Raleigh system offers only HBO. The last rate increase was implemented on August 1, 1998.

HIGHLANDS, NORTH CAROLINA

     The Highlands System Operating Group is the smallest of the seven System Operating Groups and serves the community of and areas surrounding Highlands, North Carolina. The city of Highlands is located on a plateau of the Blue Ridge Mountains where Georgia, North Carolina and South Carolina meet. The Highlands region has long been a vacation destination for affluent families from many Southern cities. The area is encircled by 200,000 acres of the End National Forest. One of the main attractions of Highlands is the area's exclusive golf clubs. As of March 31, 1999, the Highlands System Operating Group passed 4,190 estimated homes and served 2,584 equivalent basic subscribers, for a penetration rate of 61.7%. The Highlands System Operating Group includes a single headend located in Highlands, North Carolina, and has four franchise agreements expiring between October 3, 1999 and June 2, 2013. The Highlands System Operating Group accounts for approximately 8% of the Partnership's equivalent basic subscribers. In keeping with the fluctuating occupancy of the area's homes throughout the year, the system experiences seasonality in its subscriber base.

     The Highlands System Operating Group includes 128 miles of plant, of which approximately 78% is aerial. Currently, 100% of the plant is capable of passing 330 MHz. Over the next two years, the Partnership is planning to rebuild the system to 450 MHz. The financial forecasts prepared by Daniels take into account this capital project, among others.

     The Highlands system offers two levels of non-premium service: Economy Basic service, consisting of 17 primarily broadcast and local origination channels, for $17.50; and Standard Basic service, consisting of the 17 Economy Basic channels plus an additional 19 satellite channels, for $33.20. The Highlands system offers HBO, Cinemax, The Disney Channel and Encore. The last rate increase was effective February 1, 1999.

VALUATION METHODOLOGY

     In order to appraise the fair market value of the assets of the Partnership, Daniels applied two valuation methodologies to each of the seven System Operating Groups: (i) discounted cash flow valuation; and (ii) comparable private market transaction multiples analysis. The respective aggregate fair market values of the Partnership's operating assets derived from each valuation methodology were then compared, and a final value was derived.

DISCOUNTED CASH FLOW

     The discounted cash flow valuation methodology ("DCF") measures the present value of an entity's forecasted free cash flow from operations, defined as pre-tax earnings before interest, taxes, depreciation and amortization ("EBITDA"), less capital expenditures ("Free Cash Flow"). The forecasted Free Cash Flow was determined through a 10-year financial forecast prepared by Daniels for each of the seven System Operating Groups, which provides for detailed forecasts of revenue and operating expenses. In addition to Free Cash Flow, and based upon the 10-year financial forecasts discussed above, a terminal enterprise value was estimated for each of the seven System Operating Groups assuming a sale at the end of year 10 (the "Terminal Enterprise Value"). This Terminal Enterprise Value was based on a multiple of terminal EBITDA which Daniels determined to be reasonable in light of comparable private market transaction multiples of EBITDA.

     The revenue forecasts for each of the seven System Operating Groups were based upon Daniels' forecasts of homes passed, subscriber penetration levels and rates and non-subscriber based revenue sources. Expense forecasts were based primarily on assumed rates of inflation over the forecast period and were adjusted for particular growth characteristics of each of the seven System Operating Groups. Capital expenditure forecasts were based upon costs associated with the construction of new miles of plant, plant maintenance and rebuild/ upgrade requirements. Daniels did not include telephony or commercial data services revenue, expenses or capital costs in its forecasts. Daniels did, however, include residential data services revenue and expenses in its forecast where warranted.

     The forecasted Free Cash Flow and the Terminal Enterprise Value (together, the "Forecasted Net Cash Flows") resulting from the 10-year financial forecasts prepared by Daniels were discounted back to the present at a discount rate representing the weighted average cost of capital for an array of entities within the cable television industry that are capable of consummating an acquisition similar in size to the acquisition of the Systems. The weighted average cost of capital is a company's required rate of return necessary to satisfy the expectations of both the debt and equity investors of a company. Theoretically, an entity will be willing to pay a price for an investment as high as the value that will allow it to equal or exceed its weighed average cost of capital requirements.

     Borrowing costs are different for every entity, depending primarily upon the overall credit quality of the borrower and the quality of the collateral, if any. In the cable television industry, many lending institutions often use the prime rate as a benchmark for determining loan interest rates. Some borrowers pay interest rates above the prime rate, while others are able to borrow at more favorable rates below the prime rate. Daniels, therefore, has assumed that the prime rate is a fair benchmark, within a margin of 25 to 50 basis points, of the average cost of debt of an array of entities willing and financially able to consummate an acquisition similar in size to an acquisition of the Systems. The cost of equity was determined by sampling the current estimated private market cost of equity for cable television investments and blending that with equity return objectives of large publicly traded companies in this industry. Such equity returns are those which would be required by experienced private equity investors and publicly traded companies in cable television investments with characteristics similar to those of the Systems. The weighted average cost of capital Daniels derived for each of the discounted cash flow analyses was 13.50%. Listed below are the estimates of the costs of debt and equity in the capitalization structure as of the Valuation Date used to determine the discount rate.

           ASSUMED CAPITAL STRUCTURE              % OF TOTAL CAPITAL   COST OF CAPITAL
           -------------------------              ------------------   ---------------
Debt............................................         60.0%               7.5%
Equity..........................................         40.0%              22.5%
Estimated Weighted Average Cost of Capital......        100.0%              13.5%

     The combined aggregate fair market value of the Systems derived from this analysis is $73.3 million, which is equal to 10.9x estimated annualized run-rate cash flow and $2,200 per equivalent basic subscriber.(1)

                       MULTIPLE OF ANNUALIZED
DISCOUNTED CASH FLOW       RUN-RATE CASH
     VALUATION                FLOW(1)           VALUE PER EBU(1)
--------------------   ----------------------   ----------------

    $73,300,000                10.9x                 $2,200

---------------
(1) Annualized run-rate cash flow for the three months ended 3/31/99 and EBUs as of 3/31/99 have been adjusted for seasonality of the Highlands system. The adjusted annualized run-rate cash flow for the Systems is estimated to be $6.7 million and the adjusted EBU for the Systems is estimated to be 33,313.

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

COMPARABLE PRIVATE MARKET TRANSACTION MULTIPLES

     In addition to the DCF valuation methodology, Daniels also utilized the comparable private market transaction multiples methodology, which is another generally accepted valuation methodology used to correlate and validate the findings of the DCF with the realities of the private market. Under this methodology, Daniels has compared selected market multiples reported in sales of cable television systems of similar size, markets and technical condition as the Systems to selected operating statistics of the Systems. In the case of cable television system transactions, the most commonly used market multiples are: (i) a multiple of trailing three or six months annualized operating cash flow; and
(ii) the price per subscriber. The Systems' annualized operating cash flow for the quarter ended March 31, 1999 will be used as a comparable statistic to the annualized statistics reported in the comparable group of transactions.

COMPARABLE CABLE TELEVISION SYSTEM SALES

                                                               AGGREGATE   VALUE/              CLOSE
        SYSTEM              BUYER          SELLER      SUBS.   VALUE(SM)    SUB.   VALUE/CF     DATE
-----------------------  ------------  --------------  ------  ---------   ------  --------   --------
Riverside Co., CA        Century       Act 5           19,000   $ 33.0     $1,737     9.2x    Contract
Various, SD              Mediacom      Zylstra         14,300     21.5      1,500     9.4     Contract
Nitro, WV & Various TX   Fanch         Harmon          18,300     50.0      2,732    14.0     Jun-99
Various, MI              Millennium    Horizon         43,000    112.0      2,605    11.2     May-99
Buffalo, MN              Bresnan       Jones           14,550     27.0      1,856     9.8     Mar-99
CA-based MSO             USA Media     WestStar Comm.  45,000     84.0      1,867     9.0     Mar-99
Livingston County, MI    Fanch         Multi-          16,000     42.0      2,625    10.0     Feb-99
                                       Cablevision
Various, LA, TX          Star Cable    Illini          12,000     18.0      1,500    10.9     Feb-99
                                       Cablevision
Hotsprings, Deadwood,    TCl           Duhamel         16,400     28.3      1,726     9.0     Feb-99
Blackhawk, SD                          Cable Frc.
Hanover, PA              Susquehanna   Hanover Cable   16,700     33.4      2,000    11.5     Jan-99
Various, MI              Bresnan       Omega           25,900     40.0      1,545     9.0     Jan-99
Various, GA              Jones         Bresnan         24,000     50.0      2,083    10.0     Dec-98
                                       Communications
Payson, AZ               NPG Cable/AZ  Mark Twain      12,350     21.6      1,750     9.2     Sep-98
Various, TX, OK, KS, MO  Classic       CableOne        28,000     44.0      1,600     9.0     Aug-98
                         Communications
                                       Total/Average   21,821   $604.8     $1,940    10.0x

     The comparable private market transactions analysis yields a cash flow multiple range of 9.0x to 14.0x cash flow, with a weighted average of 10.0x cash flow. Value per subscriber ranges from $1,500 to $2,732, with a weighted average of $1,940 per subscriber.

MATERIAL RELATIONSHIPS

     Daniels has no ownership position in Northland or the Partnership; however, Daniels has at various times sold cable television systems to Northland while representing other cable television operators and has sold cable television systems on behalf of Northland. Daniels does not believe that these prior relationships in any way affect its ability to fairly and impartially render the opinion of value expressed herein.

VALUATION SUMMARY

     Based on the analysis using the valuation methodologies described above, the estimated fair market value of the Systems as of the Valuation Date is $73,300,000, representing 10.9x estimated annualized run-rate operating cash flow and value per equivalent basic subscriber of $2,200.

     THE CASH FLOW MULTIPLE IS SLIGHTLY HIGHER THAN THE WEIGHTED AVERAGE MULTIPLE BUT WELL WITHIN THE RANGE OF MULTIPLES DERIVED FROM THE COMPARABLE PRIVATE MARKET TRANSACTIONS ANALYSIS, AND EQUAL TO THE MULTIPLE DERIVED FROM THE DCF ANALYSIS. THE VALUE PER EQUIVALENT BASIC

SUBSCRIBER IS ALSO ABOVE THE WEIGHTED AVERAGE VALUE BUT WELL WITHIN THE RANGE OF VALUES DERIVED FROM THE COMPARABLE PRIVATE MARKET TRANSACTIONS ANALYSIS, AND EQUAL TO THE VALUE PER SUBSCRIBER DERIVED FROM THE DCF ANALYSIS. IT IS WORTH NOTING THAT DANIELS IS CURRENTLY ACTING AS AN ADVISOR ON SEVERAL COMPARABLE, NON-PUBLIC TRANSACTIONS WITH IMPLIED VALUATION STATISTICS THAT SUPPORT OUR ANALYSIS OF VALUE OF THE SYSTEMS.

     OUR OPINION OF VALUE EXPRESSED IN THIS APPRAISAL IS BASED ON FINANCIAL AND OPERATING INFORMATION PROVIDED TO DANIELS BY THE PARTNERSHIP, AS WELL AS PUBLISHED DEMOGRAPHIC INFORMATION PERTAINING TO THE PARTNERSHIP'S SERVICE AREAS. WHILE DANIELS BELIEVES SUCH SOURCES TO BE RELIABLE AND ACCURATE, IT HAS NOT INDEPENDENTLY VERIFIED ANY SUCH INFORMATION. THE VALUATION IS BASED ON INFORMATION AVAILABLE TO DANIELS AS OF THE LATEST PRACTICABLE DATE. DANIELS UNDERTAKES NO RESPONSIBILITY FOR UPDATING THIS OPINION TO REFLECT CHANGES IN THE VALUE OF THE ASSETS SUBSEQUENT TO THE DATE OF THIS APPRAISAL, SUCH AS MARKET, ECONOMIC, TECHNOLOGICAL, OPERATIONAL, GOVERNMENTAL AND OTHER CHANGES.

                                                                       EXHIBIT M


                                  APPRAISAL OF
                        COMMUNICATIONS EQUITY ASSOCIATES

                                  JULY 1, 1999

Northland Cable Properties Six Limited Partnership
1201 Third Avenue, Suite 3600
Seattle, WA 98101

     Communications Equity Associates, Inc. ("CEA") is pleased to submit the results of our valuation analysis of the assets of the cable television systems (the "Cable Systems") owned by Northland Cable Properties Six Limited Partnership ("NCP-Six" or the "Partnership") as of the date of this report. It is our understanding that the values determined by this analysis will be used in connection with the anticipated dissolution and liquidation of the Partnership.

     We hereby express our opinion of the fair market value of the assets of the Cable Systems, free and clear of all liens, liabilities and encumbrances. "Fair Market Value" is defined as the price which could be negotiated in an arm's length free market transaction between a willing seller and a willing buyer, neither of whom is under undue pressure of compulsion to complete the transaction. We hereby express no opinion as to the fairness of any transaction involving the Cable Systems.

     Based on the analysis detailed in this report and subject to the limiting conditions listed in this report, it is the opinion of Communications Equity Associates that, as of the date of this report the fair market value of the assets of the Cable Systems is $74,600,000.

     This valuation is intended solely for your use for the purpose stated above, and is not intended for general publication or circulation. Since these value conclusions are the result of certain specific assumptions, and since these assumptions may not be relevant for other purposes, these values should not be used for any other purpose.

     In performing this analysis, CEA relied substantially on financial and operational information provided by management of the Partnership and by Cable System personnel. CEA did not independently verify this information and can therefore accept no responsibility as to its accuracy.

     The fee CEA has been paid for the valuation services performed is in no way contingent upon the results of CEA's analysis. CEA is independent of both Northland and NCP-Six, and neither CEA nor any of its employees involved in this valuation have a financial interest in Northland nor any of its affiliated companies, in NCP-Six, nor in the Cable Systems. To the best of CEA's knowledge and belief, all statements contained in this report are true and correct, and no important information has been knowingly withheld. This valuation has been prepared to conform with the Uniform Standards of Professional Appraisal Practice as promulgated by the American Society of Appraisers.

                                    Respectfully submitted,

                                    /s/ COMMUNICATIONS EQUITY ASSOCIATES, INC.
                                    --------------------------------------------
                                    COMMUNICATIONS EQUITY ASSOCIATES, INC.

                              LIMITING CONDITIONS

     1. CEA offers no opinions on either the potential effect of current or future FCC regulations on the cash flow of the Cable Systems, or on the Partnership's strategy in dealing with these regulations. The value conclusions derived herein were based on the assumption that the current rates of the Cable Systems are in compliance with current FCC regulations, and that no future refund liability is associated with the Cable Systems.

     2. This valuation is based on CEA's assessment of market conditions as of the date of this report, and assumes that market, regulatory and other conditions remain static. Changes in the economy as well as additional rule-making by the FCC could have a material effect on the values herein derived.

     3. CEA cannot guarantee that a buyer could be found for the Cable Systems at the value herein determined, or at any rational price.

     4. As part of this analysis, CEA relied substantially on historical and projected financial and operational information provided by management of the Partnership. CEA did not independently verify this information and can therefore accept no responsibility as to its accuracy.

     5. CEA hereby expresses no opinion as to the fairness of any transactions involving the Cable Systems or the shares of the Partnership.

     6. CEA specifically prohibits the use of these value conclusions in all matters related to the solvency of the Partnership. Since we have not undertaken an analysis of the debt of the Partnership, we can make no representations as to whether the fair salable value of the Partnership's assets exceeds the Partnership's debt, whether the Partnership will be able to meet its debt obligations as they come due, or whether the Partnership is reasonably capitalized.

     7. CEA did not conduct a detailed technical evaluation of the Cable Systems, but instead relied on information provided by management of the Partnership and Cable Systems' employees in assessing the technical condition of the Cable Systems.

     8. CEA has assumed that the Cable Systems, as currently operated, are in material compliance with all franchise, regulatory, and FCC requirements. CEA did not independently verify compliance with these requirements.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SECTION
1. OVERVIEW OF ANALYSIS.....................................  M-3
   -- BACKGROUND AND DESCRIPTION OF ANALYSIS................  M-3
   -- DEFINITION OF FAIR MARKET VALUE.......................  M-3
   -- DESCRIPTION OF VALUATION METHODOLOGY..................  M-4
2. CABLE SYSTEMS OVERVIEW...................................  M-5
   -- STARKVILLE, MS........................................  M-5
   -- PHILADELPHIA, MS .....................................  M-5
   -- KOSCIUSKO, MS.........................................  M-6
   -- FOREST, MS............................................  M-6
   -- HIGHLANDS, NC ........................................  M-6
   -- BARNWELL, SC..........................................  M-6
   -- BENNETTSVILLE, SC.....................................  M-7
   -- FINANCIAL SUMMARY.....................................  M-7
3. VALUATION................................................  M-8
   -- DISCOUNTED CASH FLOW APPROACH.........................  M-8
   -- MARKET APPROACH.......................................  M-8
   -- VALUE CONCLUSION......................................  M-9
   -- CABLE SYSTEM STATISTICS...............................  M-9



                            1. OVERVIEW OF ANALYSIS


BACKGROUND AND DESCRIPTION OF ANALYSIS

     Communications Equity Associates ("CEA") has been retained by Northland Cable Properties Six Limited Partnership ("NCP-Six" or the "Partnership") to determine the fair market value of the assets of the cable television systems (the "Cable Systems") owned by the Partnership as of the date of this report. It is CEA's understanding that the values determined by this analysis will be used in connection with the anticipated dissolution and liquidation of the Partnership.

     As part of this analysis, CEA requested and obtained from Partnership management detailed historical and projected financial and operating information pertaining to the Cable Systems. Additionally, CEA visited and toured significant portions of the cable service area and had discussions regarding the operations of the Cable Systems with Partnership management and employees. CEA has not conducted a technical analysis of the cable plant, and has therefore relied on assertions made by Cable Systems' management regarding the technical performance of the cable plant.

DEFINITION OF FAIR MARKET VALUE

     For the purpose of this appraisal, "Fair Market Value" is defined as the price which could be negotiated in an arm's length free market transaction between a willing seller and a willing buyer, neither of whom is under undue pressure of compulsion to complete the transaction.

DESCRIPTION OF VALUATION METHODOLOGY

     CEA used the discounted cash flow approach and the market approach in determining the fair market value of the assets of the Cable Systems. In the discounted cash flow approach, the value of an asset is determined by calculating the total present value of the future cash flows generated by the asset. In the case of the assets of cable television systems, the value is usually calculated as the present value of the free cash flow (operating cash flow less capital expenditures) of the system, using a weighted average cost of debt and equity capital as the discount rate, with a terminal value at the end of the projection period calculated based on a multiple of the operating cash flow of the cable system. In the market approach, the value of an asset is determined based on a comparison with market transactions involving comparable assets. In order to facilitate this comparison, the respective purchase prices of the comparable assets are expressed as ratios based on a relevant operating statistic, typically earnings or cash flow. In the case of cable television systems, the purchase price of a system is usually expressed as a multiple of the operating cash flow of the system. The appropriate multiple is then applied to the operating cash flow of the subject system in order to determine its value.

                           2. CABLE SYSTEMS OVERVIEW


     The Partnership owns Cable Systems that serve certain areas of Mississippi and the Carolinas. In Mississippi, the Partnership owns cable systems that serve the operating regions of Starkville, Philadelphia, Kosciusko and Forest, as well as several nearby smaller towns. In the Carolinas, the Partnership's operating areas serve Highlands, NC; Barnwell, SC and nearby areas, and Bennettsville, SC. Relevant statistics for each of these system groups as of March 31, 1999 are displayed in the system statistics table attached to this report.

STARKVILLE, MS

     The Starkville, MS operating group consists of two cable systems that serve the towns of Starkville and Maben, MS. At March 31, 1999, the Starkville group passed an estimated 11,085 homes with approximately 195 miles of plant, for an overall estimated home density of 57 homes per mile. At that time, the group served 8,097 basic subscribers from two headends, for a basic penetration of 73.0%.

     The Starkville area is home to Mississippi State University, and the area benefits from the school's economic impact. Home growth in the Starkville area has been steady as the growth of the university has led to the need for new housing for students, teachers and support staff, as well as new roads and other community growth. In Starkville, the cable system competes in certain areas with Wireless One, an MMDS operator, and has also seen competition from DBS.

     Both the Starkville and the Maben cable systems operate at 330 MHz. The Starkville system offers 44 channels, while the Maben system offers 31 channels. The systems are not addressable and do not offer pay-per-view services. The Partnership plans to upgrade both systems to a minimum of 550 MHz and 400 MHz, respectively during the next two years.

PHILADELPHIA, MS

     The Philadelphia, MS cable system is served from one headend. At March 31, 1999, the Philadelphia system passed an estimated 4,395 homes with approximately 170 miles of plant, for an overall estimated home density of 26 homes per mile. At that time the cable system served 3,851 basic subscribers, for a basic penetration of 87.6%.

     While the city of Philadelphia is growing moderately, the cable service area includes the nearby Choctaw Indian reservation, which is experiencing significant home growth. The area benefits economically from the Silver Star Casino, which is located on the reservation.

     The Philadelphia system currently operates at 330 MHz, but the Partnership is in the process of upgrading the system to 450 MHz, with about 70% of the upgrade complete at this time, and the rest to be done within the next few years. The Philadelphia system currently offers 43 channels of programming, with no pay-per-view.

KOSCIUSKO, MS

     The Kosciusko, MS operating group consists of two cable systems that serve the towns of Kosciusko and Carthage, MS. At March 31, 1999, the Kosciusko group passed an estimated 5,440 homes with approximately 126 miles of plant, for an overall estimated home density of 43 homes per mile. At that time, the group served 4,350 basic subscribers from two headends, for a basic penetration of 80.0%.

     Both the Kosciusko and the Carthage cable systems operate at 450 MHz, and the systems offer 45 and 44 channels of programming, respectively. The Kosciusko system is designed at 550 MHz, while the Carthage system is designed at 450 MHz. Neither system is addressable.

FOREST, MS

     The Forest, MS operating group currently consists of two cable systems that serve the towns of Forest and Raleigh, MS. At March 31, 1999, the Forest group passed an estimated 3,735 homes with approximately 154 miles of plant, for an overall estimated home density of 24 homes per mile. At that time, the group served 3,222 basic subscribers from two headends, for a basic penetration of 86.3%.

     Forest is located east of Jackson, MS along interstate 20. The area's economy includes several large poultry processing plants. Forest and Raleigh are the county seats of Scott County and Smith County, respectively. The Forest system also serves the town of Morton, MS.

     The Forest and the Raleigh systems operate at 330 MHz and 300 MHz, respectively. The Forest system offers 43 channels of programming, while the Raleigh system offers just 25 channels. Neither system is addressable. The Partnership plans to rebuild the Forest system in the near future to a 550 MHz design, with activation at 450 MHz. The smaller Raleigh system currently has no plans for further upgrade.

HIGHLANDS, NC

     The Highlands, NC cable system is served from a single headend. At March 31, 1999, the Highlands system passed an estimated 4,190 homes with approximately 128 miles of plant, for an overall estimated home density of 33 homes per mile. At that time, the system served 2,584 basic subscribers for a basic penetration of 61.7%.

     Highlands is a resort area located in western North Carolina near the Georgia state line. The system operates at 330 MHz and offers 40 channels of programming. The Partnership plans to rebuild the Highlands system to 450 MHz, with the rebuild slated for completion by late in the year 2000.

BARNWELL, SC

     The Barnwell, SC operating group includes three cable systems that serve the towns of Barnwell, Allendale and Bamberg, SC. At March 31, 1999, the Barnwell operating group passed an estimated 12,125 homes with approximately 309 miles of plant, for an overall estimated home density of 39 homes per mile. At that time, the group served 5,941 basic subscribers from three headends, for a basic penetration of 49.0%.

     The Barnwell group was purchased by the Partnership in 1998. The towns served by the group are not growing and some show signs of economic decline. The service area is located near the Savannah River in Barnwell, Allendale and Bamberg Counties, with the systems three main towns being the county seats of those counties.

     The cable plant in Allendale and Bamberg has been rebuilt to 450 MHz, with 550 MHz spacing. The Barnwell plant is in the process of being rebuilt, with about 25 percent of the plant at 450 MHz, and the remainder at 300 MHz. The Barnwell rebuild is planned to continue through 2001. The Barnwell system currently offers 32 channels of programming, while the Bamberg and Allendale systems currently offer 41 channels each.

BENNETTSVILLE, SC

     The Bennettsville, SC cable system is served from one headend. At March 31, 1999, the Bennettsville system passed an estimated 9,090 homes, with approximately 145 miles of plant, for an overall estimated home density of 63 homes per mile. At that time the cable system served 4,918 basic subscribers, for a basic penetration of 54.1%.

     Bennettsville is located in northeastern South Carolina near the North Carolina state line. It is the county seat of Marlboro County and the only town of its size in the county. The area has experienced economic difficulty lately, with an unemployment rate in the high teens and a declining downtown area.

     The Bennettsville system is in the process of being rebuilt to 550 MHz, with about 96% of the rebuild completed at this time. The system offers 54 channels of programming.

FINANCIAL SUMMARY

     For the three months ended March 31, 1999, the Cable Systems generated combined annualized revenue of $14,363,656, or $36.31 per basic subscriber. The Cable Systems for the same period had combined annualized operating cash flow of $6,731,196, resulting in a 47% operating cash flow margin.

                                  3. VALUATION


DISCOUNTED CASH FLOW APPROACH

     Financial projections, including all assumptions regarding operations and future capital expenditures were prepared by CEA based on historical and projected financial and operational information provided by the Partnership.

     The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 8 percent and would likely be willing to lend up to 60 percent of asset value at that rate. Thus, the likely typical weighted average cost of capital that a buyer would experience in purchasing the assets of the subject Cable Systems can be calculated as follows:

60 percent debt at a rate of 8%   = .60 X  8%   =  4.8%
40 percent equity at a rate of
  25%                             = .40 X 25%   = 10.0%
Weighted Average Cost of Capital                = 14.8%

     The terminal value of the Cable Systems was calculated by multiplying the free cash flow of the Cable Systems in the final year of the projection period by an appropriate cash flow multiple.

     The application of the discounted cash flow approach resulted in a total present value indication for the Cable Systems of $74,600,000. This value is equivalent to 11.1 times running rate operating cash flow for the Cable Systems, or $2,263 per basic subscriber.

MARKET APPROACH

     In the first six months of 1999, prices paid for cable television systems increased dramatically over past prices, as the consolidation of the industry accelerated rapidly. In recent years, prices paid for cable television systems have generally ranged from 8 to 12 times operating cash flow. During 1999, this cash flow multiple range increased and widened to a level of 11 to 19 times cash flow.

     Many of the transactions announced during this time period were very large transactions involving target companies with over 1 million subscribers. The increase in prices was attributable to, among other things, the advent of Internet service, the desire of top players in the industry to increase their size quickly, and the recent increase in cable public stock values, which gave these large players an inexpensive currency with which to buy.

     With the larger buyers focused on increased size and the smaller potential buyers unable to pay higher prices, there have been fewer transactions involving cable systems of comparable size and markets to the subject Cable Systems, and as a result, the prices paid in such transactions have not increased as dramatically as the prices paid for the very large cable operators.

     The table below highlights several transactions involving systems of similar size and markets to the subject Cable Systems. In these transactions, the prices paid range from 9.2 to 12.7 times operating cash flow, with a weighted average of 10.8 and a median of 11.3. Prices per subscriber range from $1,500 to $2,755 with a weighted average of $2,313 and a median of $2,134.

                                                                            PRICE               CF      VALUE/
   DATE             SYSTEM                SELLER              BUYER         (MIL)    SUBS    MULTIPLE    SUB
   ----             ------                ------              -----         -----    ----    --------   ------
May 99       NC, SC, MS, OK, GA     Genesis              Benchmark          $128    51,000     12.1     $2,510
Feb 99       CA, NM, CO, ND, etc.   Scott Cable          Interlink           165    77,000      9.2     $2,134
Feb 99       Various LA, TX         Illini Cablevision   Star Cable           18    12,000     10.9     $1,500
Feb 99       MI, IN                 Michiana Cable       Ohio Cablevision     11     6,000     11.3     $1,909
Jan 99       Various PA             Raystay              Lenfest              92    33,000     12.7     $2,755
Wt. Average                                                                                    10.8     $2,313
Median                                                                                         11.3     $2,134

     Based on these transactions, as well as on CEA's current experience in the cable system transaction market, it is CEA's opinion that a cash flow multiple of 11.0 is appropriate in valuing the Cable Systems. Applying this multiple to the Cable Systems' annualized operating cash flow of $6,731,196 yields a value indication from the market approach of $74,043,156. This value, which is equivalent to $2,246 per subscriber, correlates well with the results of the discounted cash flow approach.

VALUE CONCLUSION

     CEA used the discounted cash flow approach and the market approach to determine the fair market value of the assets of the Cable Systems. Based on this analysis and Subject to the limiting conditions listed in this report, it is the opinion of Communications Equity Associates that, as of the date of this report the fair market value of the assets of the Cable Systems is $74,600,000.

                        NCP SIX CABLE SYSTEM STATISTICS
                              AS OF MARCH 31, 1999

                         STARKVILLE,   PHILADELPHIA,   KOSCIUSKO,    FOREST,     HIGHLANDS,     BARNWELL,     BENNETTSVILLE,
                             MS             MS             MS           MS           NC            SC               SC
                         -----------   -------------   ----------   ----------   ----------   -------------   --------------
HOMES PASSED...........      11,085            4,395        5,440        3,735        4,190          12,125           9,090
BASIC SUBSCRIBERS......       8,097            3,851        4,350        3,222        2,584           5,941           4,918
 Basic Pen %...........        73.0%            87.6%        80.0%        86.3%        61.7%           49.0%           54.1%
PAY UNITS..............       2,930            1,450        1,371        1,442          482           4,301           3,628
 Pay Pen %.............        36.2%            37.7%        31.5%        44.8%        18.7%           72.4%           73.8%
MILES OF PLANT.........       194.5              170        125.8          154          128           308.5             145
 Home/Mile Density.....          57               26           43           24           33              39              63
HEADENDS...............           2                1            2            2            1               3               1
PLANT CAPACITY:
 Headend 1.............     330 MHz     450 MHz - 70%     450 MHz      330 MHz      330 MHz    300 MHz - 75%   550 MHz - 96%
                                        330 MHz - 30%                                          450 MHz - 35%    440 MHz - 4%
 Headend 2.............     330 MHz                       450 MHz      300 MHz                      450 MHz
 Headend 3.............                                                                             450 MHz
1ST Q ANNUALIZED.......
 REVENUE...............  $3,645,756       $1,633,004   $1,848,480   $1,414,784   $1,036,216      $2,706,144      $2,079.272
   Rev/Sub/Mo..........  $    37.51        $   35.54   $    35.46   $    36.59   $    32.86       $   38.67       $   35.59
OCF (PRE CAP.).........  $1,753,776        $ 681,828   $  885,716   $  723,800   $  423,652       $ 990,764       $ 853,812
 Margin................        48.1%            41.8%        47.9%        51.2%        40.9%           36.6%           41.1%
 Annual OCF/Sub........  $      217         $    178   $      204   $      225   $      161        $    170        $    175
OCF (AFTER
 CAPITALIZATION).......
 Margin................
 Annual OCF/Sub........


                            TOTAL
                         -----------
HOMES PASSED...........       50,060
BASIC SUBSCRIBERS......       32,963
 Basic Pen %...........         65.8%
PAY UNITS..............       15,604
 Pay Pen %.............         47.3%
MILES OF PLANT.........        1,226
 Home/Mile Density.....           41
HEADENDS...............           12
PLANT CAPACITY:
 Headend 1.............
 Headend 2.............
 Headend 3.............
1ST Q ANNUALIZED.......
 REVENUE...............  $14,363,656
   Rev/Sub/Mo..........  $     36.31
OCF (PRE CAP.).........  $ 6,313,348
 Margin................        44.04%
 Annual OCF/Sub........  $       192
OCF (AFTER
 CAPITALIZATION).......    6,731,196
 Margin................           47%
 Annual OCF/Sub........  $       205

                                                                       EXHIBIT N


                          [HOULIHAN LOKEY LETTERHEAD]

                             FAIRNESS OPINION FORM

     THIS DRAFT IS FURNISHED SOLELY TO INDICATE THE EXPECTED FORM OF THE FINAL OPINION AND THE PROCEDURES AND UNDERLYING ASSUMPTIONS EXPECTED TO BE USED. THE TEXT OF THE FINAL OPINION WILL NECESSARILY DEPEND UPON OUR REVIEW PROCEDURES, INCLUDING REVIEW BY COUNSEL, WHICH WILL NOT BE COMPLETED UNTIL SHORTLY BEFORE THE FINAL LETTER IS DELIVERED. THE FINAL OPINION MAY VARY FROM THIS FORM INCLUDING, BUT NOT LIMITED TO, QUALIFICATIONS TO THE OPINION.

[            , 2001]

John S. Whetzell
President
Northland Communications Corporation
Managing General Partner of Northland Cable Properties Six Limited Partnership 1201 3rd Avenue
Suite 3600
Seattle WA, 98101

John S. Simmers Vice President and Secretary
FN Equities Joint Venture
Administrative General Partner of Northland Cable Properties Six Limited Partnership
2780 Skypark Drive
Suite 300
Torrance, CA 90505

     RE: PROPOSED SALE OF ASSETS BY NORTHLAND CABLE PROPERTIES SIX LIMITED
         PARTNERSHIP TO NORTHLAND CABLE TELEVISION, INC., NORTHLAND CABLE PROPERTIES, INC. AND NORTHLAND CABLE NETWORKS LLC

Dear Sirs:

     We understand that Northland Cable Properties Six Limited Partnership ("NCP-Six") is a limited partnership consisting of its limited partners, Northland Communications Corporation ("Northland"), as its managing general partner (the "Managing GP"), and FN Equities Joint Venture as its administrative general partner (the "Administrative GP," with the Managing GP and the Administrative GP hereinafter referred to as the "General Partners"). NCP-Six consists of five operating groups of cable assets as follows: the Starkville, Mississippi operating group; the Philadelphia, Mississippi operating group; the Highlands, North Carolina operating group; the Barnwell, South Carolina operating group, and the Bennettsville, South Carolina operating group.

     In the second quarter of 1999, NCP-Six retained the services of both Daniels and Associates, L.P. and Communications Equity Associates to conduct appraisals of the assets owned by NCP-Six. Each firm appraised the assets with a valuation date as of July 1, 1999. Daniels & Associates appraised the fair market value of the NCP-Six assets at $73.3 million. Communications Equity Associates appraised the fair market value of the NCP-Six assets at $74.6. These appraisals were obtained by the General Partners as part of an effort to determine a fair price at the time for the sale of all of the assets of NCP-Six.

Northland Communications Corporation


FN Equities Joint Venture


[            , 2001]


     In addition to the appraisals, NCP-Six retained Daniels and Associates to solicit bids from third parties for the purchase of NCP-Six's assets. NCP-Six received four offers for the purchase of all or portions of the assets. Two of the offers were to purchase all of the assets. One offer proposed to purchase all of the assets for $70.4 million, and the other offer proposed to purchase all of the assets for $76 million. The remaining two offers proposed to purchase only a portion of the assets. Of these offers, the highest offer of $76 million required a material break up fee and certain other conditions that were not, in the opinion of the General Partners, in the best interest of NCP-Six, and each of the third party offers were rejected. Following rejection of the third party offers, Northland made an offer to buy all of the assets of NCP-Six, subject to Northland securing acceptable financing, for a proposed valuation of $76 million, an amount equal to the highest third party bid, without requiring the break up fee that was part of the highest third party bid.

     On December 6, 1999, a proxy solicitation (the "Initial Filing") was filed by NCP-Six with the Securities and Exchange Commission to solicit approval by the limited partners of NCP-Six of a proposed sale to Northland, or its affiliate, of the entirety of the assets of NCP-Six for a purchase price of $76 million. Northland was unable thereafter to secure acceptable financing for the transaction. As a result, Northland concluded that it could not proceed to make a formal offer to buy the assets of NCP-Six for the $76 million purchase price, and the Initial Filing was withdrawn before the transaction was voted upon by the limited partners of NCP-Six.

     In July 2000, NCP-Six again retained Daniels and Associates to solicit third party bids for the assets of NCP-Six, using a blind bid process, the results of which were not made available to the General Partners until all bids, including Northland's, had been received. Northland and three other bidders submitted offers for the assets of NCP-Six in response to the July, 2000 solicitation, with Northland submitting the only offer to acquire the entirety of the assets of NCP-Six. After evaluating the second offers, it was determined that a third-party offer to purchase NCP-Six's Bennetsville, South Carolina operating group for $8,388,000, and Northland's offer to acquire the remaining assets of NCP-Six for $62,250,000, were the highest and best offers for the respective assets covered by those offers and the managing general partner commenced negotiations towards definitive asset purchase agreements with each bidder. Subsequently, negotiations were terminated with the third-party bidder. The general partners then looked to the next highest bid received for NCP-Six's Bennettsville, South Carolina operating group in the July 2000 solicitation, which was submitted by Northland in the amount of $7,950,000.

     The General Partners now wish to solicit the approval of the limited partners of NCP-Six for the sale of the assets of NCP-Six to three affiliates of Northland for a combined purchase price valuation of $70,200,000, subject to certain adjustments. The specific proposed purchasers include Northland Cable Networks LLC, Northland Cable Properties, Inc. and Northland Cable Television, Inc.

     You have requested our opinion (the "Opinion") as to whether the aggregate consideration to be received by NCP-Six in exchange for NCP-Six's assets in the combined proposed sales is fair to NCP-Six from a financial point of view. The Opinion does not address NCP-Six's underlying business decision to effect the proposed sales. We did not solicit third party indications of interest in acquiring all or any part of NCP-Six. Furthermore, we have not negotiated the proposed sales or advised you with respect to alternatives to them.

     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:


          1. met with representatives of senior management of Northland Telecommunications Corporation and Northland Cable Properties Six Limited Partnership to discuss the operations, financial condition, future prospects and projected operations and performance of Northland Cable Properties

Northland Communications Corporation


FN Equities Joint Venture


[            , 2001]


     Six Limited Partnership, and held discussions with representatives of Northland Cable Properties Six Limited Partnership's financial advisors;


          2. visited the following cable system operations representing approximately 92% of NCP-SIX's subscribers:



        - Starkville, MS


        - Philadelphia, MS

        - Barnwell, SC

        - Bennettsville, SC

          3. reviewed the following documents:


        - Northland Telecommunications Corporation 1999 Annual Report;


        - Northland Cable Properties Six Limited Partnership Prospectus dated July 10, 1986;

        - Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, executed on November 3, 1986;

        - Northland Cable Properties Six Limited Partnership First Supplement to Prospectus dated October 23, 1986;

        - Northland Cable Properties Six Limited Partnership Second Supplement to Prospectus dated December 1, 1986;

        - Northland Cable Properties Six Limited Partnership Third Supplement to Prospectus dated January 26, 1987;

        - Northland Cable Properties Six Limited Partnership Audited Financial Statements for the years ended December 31, 2000 and 1999;

        - Northland Cable Properties Six Limited Partnership Audited Financial Statements for the years ended December 31, 1999 and 1998;

        - Northland Cable Properties Six Limited Partnership Audited Financial Statements for the years ended December 31, 1998 and 1997;

        - Northland Cable Properties Six Limited Partnership Audited Financial Statements for the years ended December 31, 1996 and 1995;

        - Northland Cable Properties Six Limited Partnership Audited Financial Statements for the years ended December 31, 1997 and 1996;


        - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1997;


        - Northland Cable Properties Six Limited Partnership 8-K dated January 2, 1998;


        - Northland Cable Properties Six Limited Partnership 10-K/A for the fiscal year ended December 31, 1998;


        - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 1999;

        - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1999;

Northland Communications Corporation


FN Equities Joint Venture


[            , 2001]


        - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 2000;

        - Unaudited detailed financial statements for each operating group for the year-to-date period ended December 31, 2000;

        - Draft audited financial statements for Northland Cable Properties Six Limited Partnership for the two fiscal years ended December 31, 2000 and 1999;

        - Unaudited detailed financial statements for each operating group for the five months ended May 31, 2001;

        - Northland Cable Properties Six Limited Partnership Appraisal Analysis Summary as of July 1, 1999 prepared by Daniels & Associates, L.P.;

        - Northland Cable Properties Six Limited Partnership Asset Valuation Analysis as of July 1, 1999 prepared by Communications Equity Associates;

        - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated July 1999;

        - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated August 6, 1999 from Daniels & Associates, L.P.;

        - Northland Cable Properties Six Limited Partnership Buyer List, prepared by Daniels & Associates, dated August 20, 1999;

        - Northland Cable Properties Six Limited Partnership Bid Summary, Dated August 20, 1999;

        - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated June, 2000;

        - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated July 27, 2000 from Daniels & Associates, L.P.;

        - Bid Procedures Letter from Daniels & Associates, L.P., dated July 18, 2000 and Proposed Asset Purchase Agreement;

        - Northland Cable Properties Six Limited Partnership Prospective Buyers List, prepared by Daniels & Associates, dated July 28, 2000;

        - Northland Cable Properties Six Limited Partnership Updated Bid Book, dated August 16, 2000;

        - Follow-up Bid Instruction Letters to Scott Johnson at Adelphia Communications from Daniels & Associates, L.P., dated July 28, 2000 and August 3, 2000;

        - Affidavits from Hubbard & Johnson, P.C., signed August 10, 2000 and August 17, 2000;


        - Proposed Asset Purchase and Sale Agreement by and Between Northland Cable Properties Six Limited Partnership and Bidder D;



        - Draft Asset Purchase Agreement between Northland Cable Properties Six Limited Partnership and Northland Communications Corporation, or its Affiliates or Assigns, revised 12/12/00;



        - Draft Letter of Intent between Northland Cable Networks LLC and Northland Cable Properties Six Limited Partnership dated June 8, 2001;

Northland Communications Corporation


FN Equities Joint Venture


[            , 2001]


        - Draft Asset Purchase and Contribution Agreement Among Northland Cable Properties Six Limited Partnership, Northland Communications Corporation and Northland Cable Networks LLC dated May 29, 2001;


        - Draft Asset Purchase Agreement between Northland Cable Properties Six Limited Partnership and Northland Cable Properties, Inc. dated June
            , 2001;


        - Draft Asset Purchase Agreement between Northland Cable Properties Six Limited Partnership and Northland Cable Television, Inc. dated June
            , 2001;

        - Northland Cable Networks LLC, Draft Limited Liability Company
          Agreement, Dated                            , 2001;

        - BMO Nesbitt Burns Term Sheet for Northland Cable Properties, Inc., dated April 3, 2001;

        - GE Capital Commercial Finance, Inc. Term Sheet for "Newco" LLC dated June 21, 2001;

        - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities and Exchange Commission on December 9, 2001;

        - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities and Exchange Commission on December 21, 2000;

        - Northland Cable Properties Six Limited Partnership Subscriber History from January 1998 to September 2000, dated October 25, 2000;


        - Northland Cable Properties Six Limited Partnership Subscriber Report -- End of Month Subs as of December 2000;



        - Northland Cable Properties Six Limited Partnership Subscriber Report -- End of Month Subs as of May 2001;


        - NCP-6 Subscriber Summary (1st Quarter 2001);

        - Summary of Secondary Trading for units in NCP-Six from inception to June 25, 2001 from Bloomberg L.P.;

        - Franchise Renewal Docket;

        - Listing of Property Leases;

        - Channel Line-up, printed October 25, 2000;

        - NCP-Six Company Summary 3 Year Capital Plan dated January 22, 2001;
          and

        - Organization Chart for Northland Telecommunications Corporation.

          In addition, we reviewed publicly available information on the industry, NCP-Six and comparable companies and transactions.

          4. performed appraisals of the assets proposed to be sold to Northland, which included, among other things, the following analyses:


        - Analysis of comparable transactions;


        - Analysis of all previous purchases and sales of cable systems by NCP-Six;

        - Analysis of comparable public companies;

        - Discounted cash flow analysis;

Northland Communications Corporation


FN Equities Joint Venture


[            , 2001]


        - Review of the returns to the original limited partners and limited partners from secondary trading;

        - Review of the historical and projected financial performance of the systems;

        - Review of the historical subscriber performance of the systems;

        - Review of the historical and projected capacity and other technical aspects of the systems;


        - Review of the implied multiples from the Proposed Transaction;


        - Analysis of the change in valuations of cable systems over time; and

        - Other studies, analyses and inquiries as we have deemed appropriate.

     We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us by NCP-Six have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of NCP-Six, and that there has been no material change in the assets, financial condition, business or prospects of NCP-Six since the date of the most recent financial statements made available to us.

     We note that NCP-Six and the Managing GP have agreed to indemnify us for certain liabilities arising out of our engagement. The fees for our services were fixed upon our engagement at the same rate regardless of whether the proposed sales were ever consummated, and regardless of the conclusions reached in this Opinion.

     We have not independently verified the accuracy and completeness of the information supplied to us with respect to NCP-Six and do not assume any responsibility with respect to it. We have not made an independent appraisal of any specific individual fixed assets of the Partnership, but we have appraised the value of NCP-Six as a going concern. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

     This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion, and subject to the understanding that the obligations of Houlihan Lokey are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates. This Opinion does not constitute a recommendation to any limited partner of NCP-Six as to how such limited partner should vote on the proposed sales or any matter related thereto.

     Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by NCP-Six in connection with the proposed sales, is fair to NCP-Six from a financial point of view.


                  HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                       EXHIBIT O


                      NCP-SIX LIQUIDATING TRUST AGREEMENT

     THIS AGREEMENT is made and entered into by and among NORTHLAND COMMUNICATIONS CORPORATION ("NCC"), as agent for the Limited Partners of NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP ("NCP-Six"), a Washington limited partnership ("Trustors"), and RICHARD I. CLARK ("the Trustee").


     1. Transfer of Property. Following the final sale of NCP-Six's assets, the Trustors are contemporaneously herewith transferring to the Trustee the right to receive payment and other rights associated with each of the Promissory Notes delivered to NCP-Six at the closing of one or more sales of NCP-Six's assets as described in that certain Proxy Statement by NCP-Six dated July 31, 2001 (the "Proxy Statement"). The Trustors are also contemporaneously herewith transferring to the Trustee the right to receive all amounts owed NCP-Six from the "hold back escrow(s)" established pursuant to any Asset Purchase Agreement(s) contemplated by the Proxy Statement. In addition, the Trustors are depositing contemporaneously herewith $750,000 cash in accordance with the terms of the Proxy Statement. These sums, together with other property that may be added to the trust created herein, shall be held, managed and distributed by the Trustee as herein provided. This trust shall be known as the NCP-Six Liquidating Trust. The purpose of the Trust shall be to hold and administer for the benefit of the beneficiaries the amounts owing to the beneficiaries in accordance with the terms of the Proxy Statement.



     2. Identification of Beneficiaries. The beneficiaries of the Trust (each a "Beneficiary") are the limited partners of NCP-Six.



     3. Allocation of Property. The Trustee shall allocate the property described in Article 1, and the income and expenses of the Trust, among the Beneficiaries in proportion to their respective ownership interests in NCP-Six.


     4. Distribution of Principal and Income. The Trustee may distribute to each Beneficiary such portion or all of such Beneficiary's share of the principal and income of the Trust at such time and in such manner as the Trustee shall determine, until the termination of the Trust. At least annually, the Trustee shall distribute to the Beneficiaries any income from investments, net of any expenses of the Trust.

     5. Distribution of Principal and Termination of Trust. To the extent that each trust has not been distributed sooner, the entire balance of the Trust shall be distributed to the Beneficiaries no later than December 31, 2005.

     6. Death of Beneficiary. In the event of the death of any Beneficiary prior to that time, the Beneficiary is entitled to receive a full distribution of the balance of the trust estate, and any part of such trust still being held shall be distributed as the Beneficiary shall appoint by Last Will and Testament.

     7. Purpose of Trust. The purpose of the Trust is solely to hold and invest temporarily the proceeds attributable to Trustors from the liquidation of NCP-Six, and to make payment of any claims and/or contingent liabilities arising from the business formerly conducted by NCP-Six. The Trust is not intended to continue or engage in the conduct of the business formerly conducted by NCP-Six.


     8. Successor Trustee. In the event the Trustee should die, resign or otherwise become incapable of serving hereunder, a Successor Trustee shall be appointed by the Board of Directors of Northland Communications Corporation.


     9. Spendthrift Provision. Neither the income nor the principal of the trusts created hereunder, nor any portion thereof, shall be alienable by any Beneficiary, either by assignment or by any other method, and the same shall not be subject to be taken by the creditors of any such Beneficiary by any process whatsoever.

     10. Trustee's Powers. In addition to the rights, powers and authority incident to the office or required in or convenient to the Trust otherwise vested in or impliedly conferred on the Trustee, the

Trustee shall have all of the rights, powers and authority with respect to the Trust created hereunder provided under Washington law.

          10.1 Without limiting the generality of the foregoing, the Trustee is expressly authorized to:

          (a) Determine what is principal or income, which authority shall specifically include the right to make any adjustments between principal and income for premiums, discounts, depreciation or depletion.

          (b) To hold and retain in the same form as received any and all property transferred to the Trustee for administration hereunder (and additions thereto), even though such property may not be of a nature or character authorized under the laws of the State of Washington or of any other state or jurisdiction for trust investments, or be unsecured, unproductive, underproductive, overproductive or be of a wasting nature, or be inconsistent with the usual concepts of diversification of trust assets.

          (c) Rely with acquittance on advice of counsel on questions of law.

          (d) Employ persons to advise or assist the Trustee in the performance of his duties, and to pay reasonable compensation therefore.

          10.2 Notwithstanding the foregoing, the Trustee is expressly prohibited from:

          (a) Investing trust assets except in demand and time deposits in banks, or temporary investments such as short-term certificates of deposit or Treasury bills.

          (b) Receiving any transfer of any listed or unlisted stocks or securities, any general or limited partnership interest, or any operating assets of a going business.

          (c) Receiving or retaining cash in excess of a reasonable amount to meet claims and contingent liabilities.

     11. Accounting. The Trustee shall file income tax returns for the Trust as a grantor trust pursuant to Section 1.671-4(a) of the Income Tax Regulations.

     12. Governing Law. The validity and construction of any provision of this trust agreement shall be governed by the internal laws of the State of Washington, and this trust shall be deemed to have its status in the State of Washington.


DATED             , 200_.


                                          TRUSTORS:

                                          NORTHLAND COMMUNICATIONS CORPORATION,
                                          agent for the Limited Partners of
                                          NORTHLAND CABLE PROPERTIES SIX LIMITED
                                          PARTNERSHIP

                                          By:
                                            ------------------------------------

                                          Its:
                                            ------------------------------------

                                          TRUSTEE:

                                          --------------------------------------
                                          Richard I. Clark